UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 2)

Filed by Registrant	☒

Filed by Party other than Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement	☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

Recruiter.com Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Recruiter.com Group, Inc.

500 Seventh Avenue

New York, New York 10018

(855) 931-1500

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the stockholders of Recruiter.com Group, Inc.:

We are pleased to invite you to attend our Special Meeting of the Stockholders (the “Special Meeting”) of Recruiter.com Group, Inc., a Nevada corporation (the “Company”), which will be held at 11:00 a.m. eastern time on [*], 2023, virtually at www.virtualshareholdermeeting.com/RCRT2023SM, for the following purposes:

1.

To approve the terms of that certain Stock Purchase Agreement, dated June 5, 2023, between GoLogiq Inc., a Delaware corporation (“GoLogiq” or “Seller”) and the Company, as amended August 29, 2023 (as it may be further amended from time to time and including all exhibits and schedules thereto, “GoLogiq Agreement”), including, but not limited to, the issuance of shares of Company common stock, par value $0.0001 per share (the “Common Stock”), for purposes of complying with the Nasdaq Listing Rules, issuable in connection therewith, pursuant to which the Company will acquire certain membership interests of GoLogiq SPV, LLC, a Nevada limited liability company (“SPV” or “LLC”) (this proposal is referred to herein as the “GoLogiq Purchase Proposal”);

2.

To approve the terms of that certain Asset Purchase Agreement, dated August 16, 2023, between Job Mobz Inc., a California corporation (“Job Mobz” or “Buyer”) and the Company (as it may be further amended from time to time and including all exhibits and schedules thereto, “Job Mobz Agreement”) (this proposal is referred to herein as the “Job Mobz Sale Proposal”);

3.

To approve an amendment to our Articles of Incorporation to increase the number of authorized shares of  Common Stock from 6,666,667 to 200,000,000 (this proposal is referred to herein as the “Authorized Share Increase Proposal”); and

4.	To conduct any other business as may properly come before the meeting or any adjournment thereof.

After careful consideration, the Board of Directors of the Company (the “Board”) unanimously determined that (i) the GoLogiq Agreement and the transactions contemplated thereby (ii) the Job Mobz Agreement and the transactions contemplated thereby, and (iii) the increase to the authorized shares of Common Stock, are in the best interests of the Company and its stockholders, and approved (i) the GoLogiq Agreement and the transactions contemplated thereby, (ii) the Job Mobz Agreement and the transactions contemplated thereby, and (iii) the increase to the authorized shares of Common Stock, and recommends that you vote “FOR” (i) the approval of the GoLogiq Agreement and the transactions contemplated therein, on the terms, and subject to the conditions set forth in the GoLogiq Agreement, and the GoLogiq Purchase Proposal, (ii) the approval of the Job Mobz Agreement and the transactions contemplated therein, on the terms, and subject to the conditions set forth in the Job Mobz Agreement, and the Job Mobz Sale Proposal and (ii) the Authorized Share Increase Proposal.

We do not expect to transact any other business at the Special Meeting. Only holders of record of shares of the Common Stock and Preferred Stock at the close of business on [*], 2023 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments thereof.

On August 22, 2023, the Company filed a Certificate of Change pursuant to Nevada Revised Statutes (“NRS”) 78.209 with the Nevada Secretary of State to effect a reverse stock split of the Common Stock, and the proportional decrease of the Company’s authorized shares of Common Stock at a ratio of one-for-fifteen (1:15) (the “Reverse Split”). The Reverse Split was authorized by the Board of Directors of the Company pursuant to Section 78.207 of the NRS on August 17, 2023 and, pursuant to the Certificate of Change, became effective pursuant to Nasdaq’s approval on August 25, 2023. No fractional shares were issued in connection with the Reverse Split and all such fractional interests were rounded up to the nearest whole number of shares of Common Stock. The Reverse Split had no impact on the number of Preferred Shares authorized or outstanding. Following the Reverse Split and presently, the Company has 6,666,667 shares of Common Stock authorized and 10,000,000 shares of Preferred Stock authorized. All Common Stock per share numbers and prices included herein have been adjusted to reflect the Reverse Split, unless stated otherwise.

2

The LLC, the membership interests of which are being acquire by the Company in the GoLogiq Agreement, is a wholly-owned subsidiary of GoLogiq. Substantially all of the operations of GoLogiq are conducted through the LLC and substantially all of the assets of GoLogiq are  owned by the LLC. Accordingly, the financial statements of GoLogiq represent, in al material respects, the financial  statements of the LLC. Based thereon, this proxy statement contains financial statements of GoLogiq rather than financial statements  of the LLC.

At the close of business on the Record Date, (i) 1,433,903  shares of Common Stock were outstanding, , and (ii) 86,000 shares of the Company’s Series E Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”) , were outstanding., Each share of  Common Stock represents one vote that may be voted on each matter that may come before the Special Meeting. The holders of Preferred Stock are entitled to vote together with the holders of Common Stock on all matters submitted to stockholders of the Company on an as converted basis  subject to the limitations set forth below. and are entitled to such number of votes  for each share of Preferred Stock owned as of the Record Date, in an amount  equal to the number of shares of Common Stock such shares of Preferred Stock are convertible into at such time, subject to the limitation on the beneficial ownership set forth in the Certificate of Designation of Preferred Stock of 4.99% (9.99%, to the extent the 4.99% limitation has been waived by the holder). As of the Record Date, , the holders of outstanding Preferred Stock were entitled to an aggregate of  28,667  votes. The conversion rate of the Series E Convertible Preferred Stock is a function of the aggregate Stated Value of the Series E Convertible Preferred Stock divided by the $60.00 Conversion Price, which is set in the applicable Certificate of Designations.  Accordingly, as of the Record Date,  an aggregate  of 1,462,570 votes  may be voted on each matter that may come before the Special Meeting.

Your vote is very important.

The GoLogiq Agreement could result in the issuance of a number of shares of Common Stock that will be in excess of 20% of the number of shares of Common Stock outstanding before the issuance of the stock to GoLogiq because, as part of the purchase of membership interests of the SPV contemplated in the GoLogiq Agreement (the “Purchase”), the Company will be issuing approximately 286,638 shares of Common Stock to the Seller (based on the number of shares of Common Stock outstanding on the Record Date), representing 19.99% of the total number of outstanding shares of Common Stock at the closing of the GoLogiq Agreement and, together with additional shares potentially issuable upon satisfaction of certain revenue-based milestones, up to 84% of the fully-diluted outstanding shares of Common Stock at the time of the issuance of the final milestone-based amount of shares, which could result in a “change of control” of the Company pursuant to Nasdaq Rules.  As the number of shares of Common Stock issuable to the Seller pursuant to the terms of the GoLogiq Agreement could exceed 19.99% of the Company’s outstanding Common Stock, and could effect a “change of control”, we are required to obtain stockholder approval for the GoLogiq Agreement and the transactions contemplated therein, pursuant to Nasdaq Listing Rules 5635(a) and (b).

Pursuant to Nasdaq Listing Rule 5635(a) stockholder approval is required prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if: (1) where, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, or securities convertible into or exercisable for common stock, other than a public offering for cash: (A) the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.

Pursuant to Nasdaq Listing Rule 5635(b) shareholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of a company. This rule does not specifically define when a change of control of a company may be deemed to occur for this purpose; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction an investor (or a group of investors) would hold 20% or more of a company’s then-outstanding shares of common stock or voting power, and such ownership or voting power would represent the Company’s largest concentration of ownership or voting power. The potential issuance of Common Stock under the GoLogiq Agreement if certain revenue-based milestones, as described therein, and as a result thereof, may result in GoLogiq holding 20% or more of our outstanding Common Stock and such ownership could represent the Company’s largest ownership position. Accordingly, we are seeking shareholder approval pursuant to Nasdaq Listing Rule 5635(b)of the issuance of Common Stock issuable pursuant ot the GoLogiq Agreement in excess of these limits. Shareholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule, and does not necessarily constitute a “change of control” for purposes of Nevada law, our organizational documents or any other agreements to which we may be a party.

In addition, pursuant to Nasdaq Rule 5635(d), Nasdaq listed companies are required to obtain shareholder approval for a transaction, other than a “public offering,” involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) which equals 20% or more of the common stock, or 20% or more of the voting power outstanding before the issuance at a price that is the lower of (i) the Nasdaq official closing price immediately preceding the signing of the binding agreement, or (ii) the average Nasdaq official closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement.

As the issuance of the Company shares to the Seller under the GoLogiq Agreement could require the issuance of more than 20% of the Company’s outstanding shares of Common Stock, we are required to obtain stockholder approval for the GoLogiq Agreement and the transactions contemplated therein, pursuant to Nasdaq Listing Rules 5635(a), 5635(b) and 5635(d).

We are therefore seeking the approval of the GoLogiq Agreement and the transactions contemplated therein by the Company’s stockholders by adopting a resolution as described in the accompanying proxy statement under “Proposal One: Stockholder Approval of the GoLogiq Agreement”.

Proposal One requires that more votes are cast in favor of the proposal than are cast opposing the proposal, by the holders of shares of the Company’s voting stock present in person or by proxy and entitled to vote on the matter at the Special Meeting, provided that a quorum exists at such Special Meeting.

While neither the Nasdaq Listing Rules nor the Nevada Revised Statutes (the “NRS”) requires shareholder approval of the sale of assets of the Company contemplated in the Job Mobz Agreement, we have agreed, pursuant to the terms of the Job Mobz Agreement to seek stockholder approval of the transactions contemplated thereby and the sale of certain assets of the Company to Job Mobz.  We are therefore seeking the approval of the Job Mobz Agreement and the transactions contemplated therein by the Company’s stockholders by adopting a resolution as described in the accompanying proxy statement under “Proposal Two: Stockholder Approval of the Job Mobz Agreement”.

3

Proposal Two requires that more votes are cast in favor of the proposal than are cast opposing the proposal, by the holders of shares of the Company’s voting stock present in person or by proxy and entitled to vote on the matter at the Special Meeting, provided that a quorum exists at such Special Meeting.

Pursuant to the NRS, stockholder approval is required to amend the Company’s Articles of Incorporation (the “Charter”) to increase the number of authorized shares of  Common Stock from 6,666,667 to 200,000,000. We are therefore seeking the approval of the amendment to the Charter adopting a resolution as described in the accompanying proxy statement under “Proposal Three: Stockholder Approval of the Authorized Share Increase”.

Proposal Three requires that holders of shares of voting power representing a majority of the voting power outstanding as of the Record Date vote in favor of approval.

If You Plan to Attend

The Special Meeting of Stockholders will be held virtually. To attend the meeting, please go to www.virtualshareholdermeeting.com/RCRT2023SM and enter the 16-digit control number found on your proxy card. If you are a beneficial owner, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the Special Meeting, please have a legal proxy from your nominee authorizing you to vote your shares. You will be able to attend and participate in the Special Meeting online, vote your shares electronically, and submit questions prior to and during the meeting.

You will not be able to attend the Special Meeting in person.

By the Order of the Board of Directors

/s/ Miles Jennings
Miles Jennings
Chief Executive Officer The proxy statement is dated [*], 2023, and is first being made available to stockholders on or about November 24, 2023.

Dated: [*], 2023

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

4

5

Recruiter.com Group, Inc.

500 Seventh Avenue

New York, New York 10018

(855) 931-1500

SPECIAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is being sent to the holders of shares of voting stock of Recruiter.com Group, Inc., a Nevada corporation (the “Company”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the Special Meeting of Stockholders of the Company which will be held at 11:00 a.m. eastern time on [*], 2023, virtually at www.virtualshareholdermeeting.com/RCRT2023SM (the “Special Meeting”).

QUESTIONS AND ANSWERS REGARDING THE SPECIAL MEETING OF STOCKHOLDERS

Who is entitled to vote at the Special Meeting?

The Board has fixed the close of business on [*], 2023 as the record date (the “Record Date”) for a determination of the stockholders entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, there were (i) 1,433,903 shares of common stock, par value $0.0001 per share (“Common Stock”) of the Company and (ii) 86,000 shares of Series E Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”) of the Company, outstanding. Each share of Common Stock represents one vote that may be voted on each matter that may come before the Special Meeting. The holders of Preferred Stock are entitled to vote, together with the holders of Common Stock, on an as converted basis, subject to the limitations set forth below, on all matters submitted to stockholders of the Company. and are entitled to such  number of votes for each share of Preferred Stock owned as of the Record Date, in an amount  equal to the number of shares of Common Stock such shares of Preferred Stock are convertible into at such time, subject to the limitation on the beneficial ownership set forth in the Certificates of Designation of Preferred Stock of 4.99% (9.99%, to the extent the 4.99% limitation has been waived by the holder). The conversion rate of the Series E Convertible Preferred Stock is a function of the aggregate Stated Value of the Series E Convertible Preferred Stock divided by the $60.00 Conversion Price, which is set in the applicable Certificate of Designations.  As of the Record Date, there were 86,000 shares of Series E Convertible Preferred Stock with an aggregate Stated Value of $1,720,000, which resulted in the holders of outstanding Preferred Stock being entitled to an aggregate of 28,667 votes.  The beneficial ownership limitation of the Series E Convertible Preferred Stock did not affect the number of resulting votes.   Accordingly, as of the Record Date, an aggregate  of 1,462,570  votes  may be voted on each matter that may come before the Special Meeting.

What matters will be voted on at the Special Meeting?

The proposals that are scheduled to be considered and voted on at the Special Meeting are as follows:

To approve the terms of that certain Stock Purchase Agreement, dated June 5, 2023, between GoLogiq Inc., a Delaware corporation (“GoLogiq” or “Seller”) and the Company, as amended August 29, 2023 (as it may be further amended from time to time and including all exhibits and schedules thereto, “GoLogiq Agreement”), including, but not limited to, the shares of Common Stock issuable in connection therewith, pursuant to which the Company will acquire certain membership interests of GOLOGIQ SPV, LLC, a Nevada limited liability company (“GoLogiq”).

To approve the terms of that certain Asset Purchase Agreement, dated August 16, 2023, between Job Mobz Inc., a California corporation (“Job Mobz” or “Buyer”) and the Company (as it may be further amended from time to time and including all exhibits and schedules thereto, “Job Mobz Agreement”).

To approve an amendment to the Company’s Articles of Incorporation (the “Charter”) to increase the number of authorized shares of  Common Stock from 6,666,667 to 200,000,000.

Why am I receiving these materials?

Pursuant to Nasdaq Listing Rules 5635(a) and (d), stockholder approval is required prior to the issuance of the shares due in connection with the GoLogiq Agreement, because such shares could be in excess of 19.99% of the number of shares of Common Stock outstanding before the issuance of such shares if certain revenue-based milestones are achieved. In addition, pursuant to Nasdaq Listing Rules 5635(b), stockholder approval is required prior to the issuance of the shares in connection with the GoLogiq Agreement because such shares could effect a change of control of the Company if certain additional revenue-based milestones are achieved.

6

We are therefore seeking the approval of the GoLogiq Agreement and the transactions contemplated therein by the Company’s stockholders by adopting a resolution as described in the accompanying proxy statement under “Proposal One: Stockholder Approval of the GoLogiq Agreement”.

While neither the Nasdaq Listing Rules nor the NRS requires shareholder approval of the sale of assets of the Company contemplated in the Job Mobz Agreement, we have agreed pursuant to the terms of the Job Mobz Agreement to seek stockholder approval of the transactions contemplated thereby and the sale of certain assets of the Company to Job Mobz. We are therefore seeking the approval of the Job Mobz Agreement and the transactions contemplated therein by the Company’s stockholders by adopting a resolution as described in the accompanying proxy statement under “Proposal Two: Stockholder Approval of the Job Mobz Agreement”.

Pursuant to Nevada state law, stockholder approval is required to amend the Charter to increase the number of authorized shares of the Common Stock from 6,6667,667 to 200,000,000. We are therefore seeking the approval of the amendment to the Charter adopting a resolution as described in the accompanying proxy statement under “Proposal Three: Stockholder Approval of the Authorized Share Increase”.

The Company is sending these materials to you to help you decide how to vote your shares of the Company’s common stock with respect to the proposed Purchase and the other matters to be considered at the Special Meeting. This proxy statement contains important information about the GoLogiq Purchase, the Job Mobz Sale, the Authorized Share Increase, and the Special Meeting, and you should read it carefully.

Why is the Company seeking stockholder approval of the GoLogiq Purchase and the issuance of shares of common stock issuable in connection therewith?

Because our common stock is listed on The Nasdaq Capital Market, we are subject to The Nasdaq Stock Market Listing Rules. Rule 5635(a) of The Nasdaq Stock Market listing standards requires stockholder approval with respect to issuances of our common stock, among other instances, when the shares to be issued are being issued in connection with the acquisition of the stock of another company and are equal to 20% or more of the Company’s outstanding common stock or voting shares before the issuance.

Pursuant to Nasdaq Listing Rule 5635(b) shareholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of a company. This rule does not specifically define when a change of control of a company may be deemed to occur for this purpose; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction an investor (or a group of investors) would hold 20% or more of a company’s then-outstanding shares of common stock or voting power, and such ownership or voting power would represent the Company’s largest concentration of ownership or voting power. The potential issuance of Common Stock under the GoLogiq Agreement if certain revenue-based milestones, as described therein, and as a result thereof, may result in GoLogiq holding 20% or more of our outstanding Common Stock and such ownership could represent the Company’s largest ownership position. Accordingly, we are seeking shareholder approval pursuant to Nasdaq Listing Rule 5635(b)of the issuance of Common Stock issuable pursuant ot the GoLogiq Agreement in excess of these limits. Shareholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule, and does not necessarily constitute a “change of control” for purposes of Nevada law, our organizational documents or any other agreements to which we may be a party.

Pursuant to Rule 5635(d), Nasdaq listed companies are required to obtain shareholder approval for a transaction, other than “public offering,” involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) which equals 20% or more of the common stock, or 20% or more of the voting power outstanding before the issuance at a price that is the lower of (i) the Nasdaq official closing price immediately preceding the signing of the binding agreement, or (ii) the average Nasdaq official closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement. Although the Company will not initially issue more than 20% of the Company’s outstanding shares of Common Stock, the GoLogiq Agreement may require the issuance of more than 20% of the Company’s outstanding Common Stock subject to certain revenue-based milestones, as described therein, and as a result, we are required to obtain stockholder approval.

As part of the GoLogiq Purchase, the Company will be issuing approximately 286,638 shares of common stock to the Seller, representing 19.99% of the total number of outstanding shares of Common Stock at the closing of the GoLogiq Agreement and, together with additional shares potentially issuable upon satisfaction of certain revenue-based milestones, up to 84% of the fully-diluted outstanding shares of  Common Stock at the time of the issuance of the final milestone-based amount of shares, as further described below under “Proposal One: Shareholder Approval of the GoLogiq Agreement”. As the aggregate number of shares of common stock potentially issuable to the Seller pursuant to the terms of the GoLogiq Agreement could exceed 19.99% of the Company’s outstanding voting shares of Common Stock, we are required to obtain Stockholder Approval.

7

What assets are being acquired pursuant to the GoLogiq Agreement?

The Company will be purchasing certain assets of GoLogiq, Inc. including GoLogiq ’s CreateApp, PayLogiq (operating as AtozPay™), GoLogiq (operating as AtozGo™), and Radix™ businesses and related assets that comprise a suite of mobile commerce, e-wallet and mobile payment and big data analytics platforms.  Under the GoLogiq Agreement, the Company is agreeing to purchase from GoLogiq all of the issued and outstanding LLC  Membership Interest.  Upon the Closing, the LLC will be a wholly-owned subsidiary of the Company.  These assets are the substantially all of the current assets of GoLogiq.

As part of the GoLogiq Purchase, the Company will be issuing approximately 286,638 shares of common stock to the Seller, representing 19.99% of the total number of outstanding shares of Common Stock at the closing of the GoLogiq Agreement and, together with additional shares potentially issuable upon satisfaction of certain revenue-based milestones, up to 84% of the fully-diluted outstanding shares of  Common Stock at the time of the issuance of the final milestone-based amount of shares, as further described below under “Proposal One: Shareholder Approval of the GoLogiq Agreement”. As the aggregate number of shares of common stock potentially issuable to the Seller pursuant to the terms of the GoLogiq Agreement could exceed 19.99% of the Company’s outstanding voting shares of Common Stock, we are required to obtain Stockholder Approval.

See “Proposal One: Stockholder Approval of the GoLogiq Agreement the GoLogiq Purchase” for further information.

When is the closing of the purchase expected to occur?

If the GoLogiq Agreement is approved by stockholders and all conditions to completing the transactions contemplated thereby are satisfied or waived, the sale is expected to occur as soon as practicable after the Special Meeting.

What will happen if the GoLogiq Agreement proposal is approved by stockholders?

If the GoLogiq Purchase Proposal is approved by our stockholders, among other things as may be completed at such times as the Board or, if applicable, our officers, in accordance with Delaware law, deems necessary, appropriate or advisable in our best interests and the best interests of our stockholders, we will consummate the purchase of assets pursuant to the GoLogiqAgreement. See “Proposal One: Stockholder Approval of the GoLogiq Agreement the GoLogiq Purchase” for further information.

What will happen if the GoLogiq Agreement is not approved by stockholders?

If the Stockholders vote against the GoLogiq Agreement or fail to vote and the Proposal is not approved, the purhcase would be impossible and could result in our inability to continue to meetNasdaq listing requirements, and could lead to the dissolution of the Company.   See “Proposal One: Stockholder Approval of the GoLogiq Agreement the GoLogiq Purchase” for further information.

Why is the Company seeking stockholder approval of the Job Mobz Agreement and the sale of certain assets to Job Mobz?

While neither the Nasdaq Listing Rules nor the NRS requires shareholder approval of the sale of assets of the Company contemplated in the Job Mobz Agreement, we have agreed pursuant to the terms of the Job Mobz Agreement to seek stockholder approval of the transactions contemplated thereby and the sale of certain assets of the Company to Job Mobz.  If the Company’s stockholders do not approve the Job Mobz Sale, the Company will seek a wiaver of the shareholder approval condition from Job Mobz, and if granted, will consummate the transaction.

8

What assets are being sold pursuant to the Job Mobz Agreement?

Job Mobz, Inc. will be purchasing certain assets of the company including the brand, website, and associated trademarks of Recruiter.com.  These assets are the substantially all of the current assets of the Company. The consideration payable for these assets consists of the following:

(a) One Million and Eight Hundred Thousand dollars ($1,800,000) in cash paid as follows:

(i) One Million Five Hundred Thousand dollars ($1,500,000) paid on Closing directly to Seller (the "Initial Cash Payment") in immediately available funds to the account designated by Seller prior to Closing;

(ii) Three Hundred Thousand dollars ($300,000) paid as follows:

(A) One Hundred Fifty Thousand dollars ($150,000), subject to any Adjustments provided for herein, to be released to Seller 2 months after Closing; and

(B) One Hundred Fifty Thousand dollars ($150,000), subject to any Adjustments provided for herein, to be released to Seller 4 months after Closing.

(iii) If Job Mobz fails to timely make any of the payments set forth above, the Company shall be entitled to liquidated damages of $150,000

(b) The Company shall also receive an allocation of shares in a to-be created Series A Preferred Stock of Job Mobz, Inc., such that it is convertible into , and votes as converted, ten percent (10%) of the fully-diluted ownership stake in Job Mobz, Inc., inclusive of all local, related, and incorporated entities that constitute the totality of the Job Mobz business.  The shares are also subject to the conditions outlined in the Shareholders Agreement required by the Asset Purchase Agreement, which will be in effect as of the closing date.

See “Proposal Two: Stockholder Approval of the Job Mobz Agreement the Job Mobz Sale” for further information.

What are the use of proceeds of the cash consideration pursuant to the Job Mobz Agreement?

The cash consideration received will be used to pay Company debt and for other current working capital purposes.

How will the Job Mobz Series A Preferred Stock be allocated?

The Company will receive shares or a to-be created class of Job Mobz Series A Preferred Stock at the closing of the Job Mobz Agreement.  The Series A Preferred Stock will be convertible into, and will vote on an asconverted basis, 10% of the fully diluted common stock of Job Mobz.  The Company plans to transfer these and all other assets currently held by the Company to its newly acquired subsidiary, Atlantic Energy Solutions, Inc. ("AESO"), a shell company quoted on the OTC Markets,  and to distribute the shares of such subsidiary to the shareholders of the Company as of the record date of such transaction.  GoLogiq will not participate in the distribution of the Job Mobz shares as a result of its acquisition of Company stock.  AESO currently has approximately 47.6 million common shares outstanding, and 1 million shares of Series A Preferred Stock outstanding, all of which are held by the Company.  Each share of Series A Preferred Stock is convertible at the option of the holder into 1,000 shares of common stock, and votes on an as-converted basis.  As a result, the Company is able to unilaterally control the election of AESO’s board of directors, all matters upon which shareholder approval is required and, ultimately, the direction of AESO.  The Company plans to distribute substantially all of the AESO shares to the Company’s shareholders, but the exact number of shares to be distributed, or spun-off, remains subject to board approval.

When is the closing of the sale expected to occur?

If the Job Mobz Agreement is approved by stockholders and all conditions to completing the transactions contemplated thereby are satisfied or waived, the sale is expected to occur as soon as practicable after the Special Meeting.

What will happen if the Job Mobz Agreement proposal is approved by stockholders?

If the Sale Proposal is approved by our stockholders, among other things as may be completed at such times as the Board or, if applicable, our officers, in accordance with Delaware law, deems necessary, appropriate or advisable in our best interests and the best interests of our stockholders, we will consummate the sale of assets pursuant to the Job Mobz Agreement. See “Proposal Two: Stockholder Approval of the Job Mobz Agreement the Job Mobz Sale” for further information.

9

What will happen if the JobMobz Agreement is not approved by stockholders?

If the Stockholders vote against the Job Mobz Agreement or fail to vote and the Proposal is not approved, the sale would be impossible and could result in our inability to pay off existing debt, liabilities and other obligations, and we may be required to seek the protection of the bankruptcy courts. See “Proposal Two: Stockholder Approval of the Job Mobz Agreement the Job Mobz Sale” for further information.

What will be the activities of the Company Following the Closing of the GoLogiq Purchase and Job Mobz Sale?

Following the completion of the GoLogiq Purchase, the Company’s operating business, assets, and liabilities existing prior to the Closing Date are planned to be spun off into its newly acquired entity, AESO, which is quoted on the OTC Market (“NewCo”). Upon the completion of such spin-off, the legacy stockholders of record for the Company prior to the Closing Date (“Legacy Company Stockholders”) will hold securities in the Company and AESO.  AESO currently has approximately 47.6 million common shares outstanding, and 1 million shares of Series A Preferred Stock outstanding, all of which are held by the Company.  Each share of Series A Preferred Stock is convertible at the option of the holder into 1,000 shares of common stock, and votes on an as-converted basis.  As a result, the Company is able to unilaterally control the election of AESO’s board of directors, all matters upon which shareholder approval is required and, ultimately, the direction of AESO.  The Company plans to distribute substantially all of the AESO shares to the Company’s shareholders, but the exact number of shares to be distributed, or spun-off, remains subject to board approval.

Following the completion of the GoLogiq Purchase, the Company will continue to be a public company and will continue to be listed on The Nasdaq Capital Market following the Closing under the same trading symbol. In the event the Company is required, prior to Closing, to file an initial listing application with the Nasdaq Stock Market (“Nasdaq”) and such application is not approved by Nasdaq, the GoLogiq Purchase may not close unless the Company and the Seller mutually agreed to waive the closing condition regarding the continued listing of our Common Stock on the Nasdaq Capital Market following the Closing, which if waived, could mean that the Common Stock is delisted from the Nasdaq Capital Market at Closing.

The GoLogiq Purchase will have no effect on the attributes of shares of the Common Stock held by the Company's stockholders, except for the increase in such outstanding shares of Common Stock in connection with the issuance of shares of Common Stock, as discussed in greater detail herein.

In the event the GoLogiq Purchase is not consummated, the Company will retain Mediabistro. These assets generate approximately $50,000 per month in revenue. The Company will also still own and operate a number of other revenue producing assets, including RecruitingClasses.com and CandidatePitch.com.

                Following the Job Mobz Sale, the Company plans to distribute the shares of its subsidiary, AESO, to the shareholders of the Company.  If the Job Mobz Sale is not consummated, the Company will retain the assets mentioned in the preceding paragraphs as weill as the assets in the Job Mobz Sale.

                The Company can give no assurances if the Job Mobz Sale and GoLogiq Purchase are not consummated that the Company can retain its Nasdaq listing, or pay current debts as they come due.

10

Why is the Company seeking stockholder approval of the amendment to the Charter to increase the number of authorized shares of the Common Stock?

The NRS requires stockholder approval of the Charter amendment.

What are the Board’s voting recommendations?

The Board recommends that you vote “FOR” each of the Proposals.

Are the three proposals conditioned on one another?

 Proposal One is dependent on the concurrent approval of Proposal Three because Proposal Two requires the potential issuance of a number of shares of common stock of the Company that will be unavailable unless Proposal Three is also approved.  However, Proposal three is not conditioned on the approval of Proposal One; provided, that approval of Proposal Three will not be necessary if Proposal One is not approved.  Proposal Two is not dependent on concurrent approval of either of the other two Proposals.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with the Company’s transfer agent, Pacific Stock Transfer (as successor to Philadelphia Stock Transfer), you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the Special Meeting?

Record holders and beneficial owners may attend the Special Meeting. To attend the meeting, please go to www.virtualshareholdermeeting.com/RCRT2023SM and enter the 16-digit control number found on your proxy card.

How do I vote?

If you are a stockholder of record, you may:

1.	Vote by Internet. The website address for Internet voting is on the voting instruction form or proxy card.

2.	Vote by phone. The phone number for phone voting is on your proxy card.

3.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card.

4.	Vote at the Special Meeting. Register, attend virtually and vote at the Special Meeting.

If you vote by phone or internet, please DO NOT mail your proxy card.

If you are a beneficial owner, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the Special Meeting, please have a legal proxy from your nominee authorizing you to vote your shares.

What constitutes a quorum?

To carry on the business of the Special Meeting, we must have a quorum. A quorum is present when one-third of the voting power of the issued and outstanding capital stock of the Company, as of the Record Date, is represented in person or by proxy. Shares owned by the Company are not considered outstanding or considered to be present at the Special Meeting. Broker non-votes and abstentions are counted as present for the purpose of determining the existence of a quorum. As of the Record Date, there are a total of 1,462,570 votes that may be voted on each matter that may come before the Special Meeting. The quorum is therefore 487,524 votes.

11

What happens if the Company is unable to obtain a quorum?

If a quorum is not present to transact business at the Special Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit continued solicitation of proxies.

What is a “broker non-vote”?

Broker non-votes occur with respect to shares held in “street name,” in cases where the record owner (for instance, the brokerage firm or bank) does not receive voting instructions from the beneficial owner and the record owner does not have the authority to vote those shares on a proposal.

Various national and regional securities exchanges applicable to brokers, banks, and other holders of record determine whether the record owner (for instance, the brokerage firm, or bank) is able to vote on a proposal if the record owner does not receive voting instructions from the beneficial owner. The record owner may vote on proposals that are determined to be routine under these rules and may not vote on proposals that are determined to be non-routine under these rules. If a proposal is determined to be routine, your broker, bank, or other holder of record is permitted to vote on the proposal without receiving voting instructions from you.

Each proposal is non-routine and the record owner may not vote your shares on any proposal if it does not get instructions from you. If you do not provide voting instructions, a broker non-vote will occur. Broker non-votes, as well as abstentions, will each be counted towards the presence of a quorum but will not be counted towards the number of votes cast for Proposal One and Proposal Two. Broker non-votes as well as abstentions will have the same legal effect as a vote “AGAINST” Proposal Three.

How many votes are needed for each proposal to pass?

Proposals		Vote Required
(1)	Approve the GoLogiq Agreement.	Majority of the voting power present in person or by proxy and entitled to vote on the matter
(2)	Approve the Job Mobz Agreement.	Majority of the voting power present in person or by proxy and entitled to vote on the matter
(3)	Approve the Authorized Share Increase.	Holders of shares of voting power representing a majority of the voting power outstanding as of the Record Date

What constitutes outstanding shares entitled to vote?

At the close of business on the Record Date, there were 1,433,903 shares of Common Stock (carrying 1,433,903 votes) and 86,000 shares of  Preferred Stock.  The conversion rate of the Series E Convertible Preferred Stock is a function of the aggregate Stated Value of the Series E Convertible Preferred Stock divided by the $60.00 Conversion Price, which is set in the applicable Certificate of Designations.  As a result, the Sereis E Preferred Stock is entitled to 28,667 votes after giving effect to the limitation on  beneficial ownership set forth in the Certificate of Designation of Preferred Stock, entitling the holders of the Common Stock and Preferred Stock to an aggregate of 1,462,570 votes, on all matters to be voted on at the Special Meeting.

Is broker discretionary voting allowed and what is the effect of broker non-votes?

Proposals		Broker Discretionary Vote Allowed	Effect of Broker Non- Votes on the Proposal
(1)	Approve the GoLogiq Agreement	No	None
(2)	Approve the Job Mobz Agreement	No	None
(3)	Approve the Authorized Share Increase	No	Against

12

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under the NRS, abstentions are counted as shares present and entitled to vote at the Special Meeting. Generally, unless provided otherwise by applicable law, our Bylaws provide that an action of our stockholders (other than the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action. Therefore, votes marked as “ABSTAIN” will have no effect on the outcome in Proposal One or Proposal Two. Since a majority of the voting power outstanding is required to approve Proposal Three, votes marked as “ABSTAIN” will have the same effect as a vote “AGAINST” Proposal Three.

What are the voting procedures?

You may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. You should specify your respective choices on the accompanying proxy card or your voting instruction form.

Is my proxy revocable?

You may revoke your proxy and reclaim your right to vote up to and including the day of the Special Meeting by giving written notice to the Corporate Secretary of the Company, by delivering a proxy card dated after the date of the proxy or by voting in person at the Special Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Recruiter.com Group, Inc., 500 Seventh Avenue, New York, New York 10018, Attention: Corporate Secretary.

Who is paying for the expenses involved in preparing and mailing this proxy statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by the Company’s officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We may hire an independent proxy solicitation firm.

Could other matters be decided at the Special Meeting?

Other than the GoLogiq Purchase Proposal, the Job Mobz Sale Proposal, and the Authorized Share Increase Proposal, no other matters will be presented for action by the stockholders at the Special Meeting.

Do I have dissenters’ (appraisal) rights?

Appraisal rights are not available to the Company’s stockholders with respect to any of the proposals brought before the Special Meeting.

What should I do if I receive more than one set of voting materials?

              You may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please follow the instructions and vote in accordance with each proxy card and voting instruction card you receive.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the officers or directors of the Company  have any interest in any of the matters to be acted upon at the Special Meeting.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL ONE,  “FOR” PROPOSAL TWO AND “FOR” PROPOSAL THREE.

PROPOSAL ONE:

STOCKHOLDER APPROVAL OF THE GOLOGIQ AGREEMENT

13

As discussed elsewhere in this proxy statement, including under “The GoLogiq Purchase”, below, the holders of the Company’s Common Stock and Preferred Stock (voting on an as converted basis) will consider and vote on the GoLogiq Purchase Proposal. The holders of the Company’s Common Stock and Preferred  Stock should read this proxy statement carefully in its entirety, including but not limited to the section titled “The GoLogiq Purchase”, below, including Annex A (which is incorporated by reference herein), for more detailed information concerning the GoLogiq Agreement and the GoLogiq Purchase. A copy of the GoLogiq Agreement (including the amendment thereto) is attached to this proxy statement as Annex A.

Stockholder Approval of the GoLogiq Agreement

Pursuant to applicable Nasdaq Listing Rules, the issuance of the shares of Common Stock to GoLogiq in connection with the GoLogiq Agreement, require approval of our stockholders, and we are therefore asking our stockholders to approve the Purchase Proposal by adopting the following resolution:

“WHEREAS, the Board of Directors of the Company has determined that it is expedient and in the best interests of the Company and its stockholders for the Company to complete the GoLogiq Purchase on the terms and subject to the conditions set forth in that certain Stock Purchase Agreement, dated June 5, 2023, between GoLogiq, as seller, and the Company, as purchaser, as amended August 29, 2023 (as it has, and may be, further amended from time to time and including all exhibits and schedules thereto, the “GoLogiq Agreement”), pursuant to which the Company will acquire all of the issued and outstanding membership interests (the “Membership Interests”) of GOLOGIQ SPV, LLC, a Nevada limited liability company.

RESOLVED, that (1) the purchase of the Membership Interests on the terms and subject to the conditions set forth in the GoLogiq Agreement, and (2) the other terms and conditions of the  GoLogiq Agreement, including, but not limited to, as required by and in accordance with Nasdaq Listing Rules 5635(a), (b) and 5635(d), the issuance of shares of common stock to GoLogiq as set forth therein, which number of shares of common stock may exceed 19.99% of the Company’s outstanding shares of Common Stock as of the date of the closing of the GoLogiq Agreement, and may effect a “change of control” of the Company, are each hereby approved, authorized and adopted in all respects.”

A vote in favor of the GoLogiq Purchase Proposal will be deemed the approval of the GoLogiq Agreement, each of the terms and conditions thereof, and all of the transactions contemplated therein and thereby.

Required Vote; Recommendation of the Board

Approval of the GoLogiq Purchase Proposal requires that more votes are cast in favor of such GoLogiq Purchase Proposal than are cast opposing such GoLogiq Purchase Proposal, by the holders of shares of the Company’s voting stock present in person or by proxy and entitled to vote on the matter at the Special Meeting, provided that a quorum exists at such Special Meeting. For purposes of the vote on the GoLogiq Purchase Proposal, an abstention, a broker non-vote or a failure to submit a proxy card or vote by mail, telephone, over the Internet or in person at the Special Meeting will have no effect on the vote to approve the GoLogiq Purchase Proposal, except to the extent that a failure to vote prevents the Company from obtaining a quorum for the Special Meeting. The GoLogiq Purchase is contingent upon the GoLogiq Purchase Proposal being approved by the Company’s stockholders at the Special Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE GOLOGIQ PURCHASE PROPOSAL.

THE GOLOGIQ PURCHASE

The discussion of the GoLogiq Purchase in this proxy statement is qualified in its entirety by reference to the GoLogiq Agreement, a copy of which (including the amendment thereto) is attached to this proxy statement as Annex A and incorporated by reference into this proxy statement. We encourage you to read the GoLogiq Agreement carefully and, in its entirety, as it is the legal document that governs the GoLogiq Purchase.

Overview of the GoLogiq Purchase

On June 5, 2023, the Company entered into a Stock Purchase Agreement with GoLogiq, which agreement was amended August 29, 2023.  GoLogiq owns all of the issued and outstanding membership interest (the “SPV Membership Interests”) of GOLOGIQ SPV, LLC, a Nevada limited liability company. Pursuant to the GoLogiq Agreement, the Company agreed to purchase the SPV Membership Interests, upon the terms and subject to the conditions of the GoLogiq Agreement.

14

In exchange for the SPV Membership Interests, the Company is agreeing to pay GoLogiq total consideration consisting of (1) the number of shares of Common Stock of the Company that represent 19.9% of the total issued and outstanding shares of the Company’s Common Stock at the closing of the purchase of the SPV Membership Interests (“Closing” and such date, the “Closing Date”) such that following the issuance of the Closing consideration, GoLogiq will own 16.66% of the issued and outstanding shares of the Common Stock, and (2)  following issuance of such Closing consideration, additional Common Stock may be issuable to GoLogiq as consideration upon the achievement of one or more of the following milestone targets (each a “Milestone Payment”):

i. If on a date that is six (6) months after the Closing Date, the total revenues attributable to the assets and lines of business that the Company acquired from GoLogiq on the Closing Date as measured in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”)  and as reviewed by the Company’s independent registered public accounting firm (“Revenue”) for such six-month period is at least and not less than $2,000,000, the Company will issue to GoLogiq  such number of additional shares of Common Stock such that GoLogiq  will own, following such issuance, 40.00% of the issued and outstanding shares of the Common Stock;

ii. if on a date that is nine (9) months after the Closing Date, the Revenue for such nine-month period is at least and not less than $4,000,000, the Company will issue to GoLogiq  such number of additional shares of Common Stock such that GoLogiq  will own, following such issuance, 64.00% of the issued and outstanding shares of the Common Stock. Such issuance may be made as early as six (6) months after the Closing Date if $4,000,000 in Revenue is reached between six (6) and nine (9) months after the Closing Date; and

iii. if on a date that is twelve (12) months after the Closing Date, Revenue for such twelve-month period is at least and not less than $6,000,000, the Company will issue to GoLogiq  such number of additional shares of Common Stock such that GoLogiq  will own, following such issuance, 84.00% of the fully-diluted outstanding shares of the Common Stock. Such issuance may be made as early as six (6) months after the Closing Date if $6,000,000 in Revenue is reached between six (6) and twelve (12) months after the Closing Date.

In addition, earn-out payments are potentially payable pursuant to the terms of the GoLogiq Agreement based on increases in the Company’s market capitalization after the Closing Date.  For these purposes, the assumed Closing Date market capitalization of the Company is $105,000,000. The subsequent earn-out payments shall be as follows: (i) if the Company’s market capitalization on a date that is six months after the Closing Date exceeds $105,000,000 but is less than or equals to $130,000,000, GoLogiq shall receive such additional number of shares of Common Stock representing seventy percent (70%) of the increase in value; (ii) if the Company’s market capitalization exceeds $130,000,000 but is less than or equals to $160,000,000, GoLogiq shall receive such additional number of shares of Common Stock representing eighty percent (80%) of the increase in value; and (iii) if the Company’s market capitalization exceeds $160,000,000, GoLogiq shall receive such additional number of shares of Common Stock representing ninety percent (90%) of the increase in value.  Such earn-out shares are in addition to the shares issuable with respect to the Revenue-based milestones described above.

A complete copy of the GoLogiq Agreement(including the amendment thereto) is attached to this proxy statement as Annex A.

Parties to the GoLogiq Purchase

Recruiter.com Group, Inc.

Recruiter.com is an on-demand recruiting platform providing flexible talent acquisition solutions that scale from startups to the Fortune 100. With an on-tap network of thousands of recruiting professionals and recruitment marketing automation, Recruiter.com helps businesses solve today's complex hiring challenges.

15

GoLogiq Inc.

GoLogiq Inc. is a U.S.-based global provider of fintech and mobile solutions for digital transformation and consumer data analytics. Its software platforms are comprised of CreateApp, a mobile app development and publishing platform for small-to-medium sized businesses; AtozGo™, a ‘hyper-local’ app-based delivery platform; AtozPay™, an eWallet for mobile top-up, e-commerce purchases, bill payment and microfinance; and Radix™, a Big Data analytics platform. The Company will also operate Devado, LLC, which is an eCommerce business engaged in selling digital products for small-medium sized businesses.

Recommendation of the Board and its Reasons for the GoLogiq Purchase

The Board, with the assistance of Joseph Gunnar & Co, LLC, its financial advisor, evaluated the terms of the GoLogiq Agreement and the GoLogiq Purchase. After careful consideration, the Board, after several meetings held to discuss the transactions, unanimously approved the GoLogiq Agreement on May 31, 2023.

The Board considered the following factors in reaching its conclusion to approve the GoLogiq Agreement and to recommend that the stockholders approve the GoLogiq Agreement and the issuance of shares of Common Stock in connection with the GoLogiq Purchase, the majority  of which the Board viewed as supporting its decision to approve the acquisition:

•

The Board had undertaken a comprehensive and thorough process of reviewing and analyzing potential merger/combination/acquisition candidates to identify the opportunity that would, in the opinion of the Board, create the most value for the stockholders. Joseph Gunnar presented a number of candidates for consideration, and the board undertook discussions and evaluations of their financial statements.

•

The Board believes, based in part on the judgment, advice, and analysis of its senior management with respect to the potential strategic, financial, and operational benefits of the GoLogiq Agreement, that the GoLogiq Agreement represents an attractive market opportunity and may generate potential returns for the stockholders and attract new investors to the company following the completion of the GoLogiq Purchase. The GoLogiq Agreement includes a significant equity stake in the organization. The fintech industry, in which the post GoLogiq Purchase company will operate, is projected to grow sixfold from $245 billion to $1.5 trillion by 2030, according to a report by Boston Consulting Group (BCG) and QED Investors.

•

The Board concluded that the GoLogiq Agreement would provide the existing stockholders a significant opportunity to participate in the potential growth of the Company following the closing of the GoLogiq Purchase.

•

The Board also considered that the post GoLogiq Purchase company will be led by an experienced senior management team, especially noting Granger Whitelaw's considerable experience. Mr. Whitelaw has over 30 years of executive experience in finance, operations, sales, marketing, M&A, corporate governance, and business development.

•

The Board considered the valuation and business prospects of all the potential merger/combination/acquisition candidates. In particular, their collective view was GoLogiq was the most attractive acquisition candidate. After considering the comprehensive diligence review that the management had completed of other prospective merger/combination/acquisition targets, the board concluded that the GoLogiq Purchase had the potential to create more value for the stockholders than any of the other proposals that the board had received.

•	The Board considered the conditions to closing contained in the GoLogiq Agreement, which the Board believed are reasonable and customary in number and scope.

•	No valuation firm provided an opinion on the fairness of the GoLogiq Agreement.

•

The Board also reviewed the terms of the GoLogiq Agreement and associated transactions, including that the number of shares of common stock to be issued in the GoLogiq Purchase was based on the relative valuation of the companies and is based on a fixed percentage.

In the course of its deliberations, the Board also considered a variety of risks and other countervailing factors related to entering into the GoLogiq Agreement, including:

16

•	The substantial expenses to be incurred in connection with the GoLogiq Agreement, including the costs associated with any related litigation.

•	The possible volatility, at least in the short term, of the trading price of the common stock resulting from the announcement of the GoLogiq Agreement.

•

The risk that the GoLogiq Purchase might not be consummated in a timely manner or at all, the potential adverse effect of the public announcement of the GoLogiq Agreement and the potential adverse effect of the delay or failure to complete the GoLogiq Purchase on the reputation of the company.

•	The risk to the business, operations, and financial results in the event that the GoLogiq Purchase is not consummated.

•

The strategic direction of the post GoLogiq Purchase company, which will be determined by a Board which could include a majority of members appointed by the Seller (if the Revenue milestones are all reached).

•

The risk that the value of the acquired assets could decline after the execution of the GoLogiq Agreement and announcement of entering into the GoLogiq Agreement, particularly in light of the fact that the purchase price consideration would not be adjusted to reflect declines in the value of such assets.

•	The significant portion of the outstanding voting stock which could be issued as part of the GoLogiq Purchase, as well as the dilution to existing stockholders associated therewith.

* * * * *

The above discussion of the factors considered by the Board is not intended to be exhaustive, but does set forth certain material factors considered by the Board. In view of the wide variety of factors considered in connection with its evaluation of the GoLogiq Purchase and the complexity of these matters, the Board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative or specific weight or values to any of these factors, and individual directors may have held varied views of the relative importance of the factors considered. The Board viewed its position and recommendation as being based on an overall review of the totality of the information available to it.

The Board recommends that our stockholders vote “FOR” the GoLogiq Purchase Proposal.

Activities of the Company Following the Closing of the GoLogiq Purchase

Following the completion of the GoLogiq Purchase, the Company’s operating business, assets, and liabilities existing prior to the Closing Date are planned to be spun off into a new entity that will be quoted on the OTC Market (“NewCo”). Upon the completion of such spin-off, the legacy stockholders of record for the Company prior to the Closing Date (“Legacy Company Stockholders”) will hold securities in the Company and NewCo.

Following the completion of the GoLogiq Purchase, the Company will continue to be a public company and will continue to be listed on The Nasdaq Capital Market following the Closing under the same trading symbol. In the event the Company is required, prior to Closing, to file an initial listing application with the Nasdaq Stock Market (“Nasdaq”) and such application is not approved by Nasdaq, the GoLogiq Purchase may not close unless the Company and the Seller mutually agreed to waive the closing condition regarding the continued listing of our Common Stock on the Nasdaq Capital Market following the Closing, which if waived, could mean that the Common Stock is delisted from the Nasdaq Capital Market at Closing.

The GoLogiq Purchase will have no effect on the attributes of shares of the Common Stock held by the Company's stockholders, except for the increase in such outstanding shares of Common Stock in connection with the issuance of shares of Common Stock, as discussed in greater detail herein.

In the event the GoLogiq Purchase is not consummated, the Company will retain Mediabistro. These assets generate approximately $50,000 per month in revenue. The Company will also still own and operate a number of other revenue producing assets, including RecruitingClasses.com and CandidatePitch.com.

17

Purchase Agreement Consideration

In exchange for the SPV Membership Interests, the Company is agreeing to pay  GoLogiq  total consideration of (1) the number of shares of Common Stock that represents 19.99% of the total issued and outstanding shares of the Common Stock at the Closing and (2) possible other issuances of shares of Common Stock based on Revenue milestones and market capitalization milestones pursuant to the terms of the GoLogiq Agreement.  See “Overview of the GoLogiq Purchase” above.

Effective Time of the GoLogiq Agreement

The GoLogiq Agreement requires the Closing to take place remotely by exchange of documents and signatures (or their electronic counterparts) no later than the second business day following the date on which all of the conditions set forth in Article VI of the GoLogiq Agreement have been satisfied (other than the conditions with respect to actions the respective parties hereto will take at the Closing itself) or, to the extent permitted, waived by the applicable party in writing, or at such other place and times and the parties may mutually agree.

Governmental and Regulatory Approvals

The Company must comply with applicable federal and state securities laws and the rules and regulations of Nasdaq in connection with the issuance of shares of Common Stock upon the closing of the GoLogiq Agreement.

The Company and GoLogiq have determined that no antitrust or competition law approvals, or other governmental or regulatory approvals are required to be applied for or obtained in any jurisdiction in connection with the GoLogiq Purchase.

No Appraisal or Dissent Rights

Under the NRS, appraisal rights or rights of dissent are not available to any stockholder in connection with the GoLogiq Purchase, regardless of whether such stockholder votes for or against the approval of the GoLogiq Purchase Proposal.

Expenses, Fees and Costs

Except as explicitly provided otherwise in the GoLogiq Agreement, whether or not the GoLogiq Purchase is consummated, all expenses (including those payable to Representatives as defined in the GoLogiq Agreement) incurred by any party or on its behalf in connection with the GoLogiq Agreement and the GoLogiq Purchase (“Expenses”) shall be paid by the Party incurring those Expenses. For avoidance of doubt, all Company expenses will either be paid, or transferred at Closing under a separation agreement, which the Company will enter into with NewCo.

Tax Treatment of the GoLogiq Agreement

Since the Legacy Company Stockholders will continue to own and hold their existing shares of the Common Stock following the closing of the GoLogiq Purchase, we anticipate that the GoLogiq Agreement generally will not result in U.S. federal income tax consequences to Recruiter.com stockholders.

However, tax matters are very complicated and the tax consequences to a particular Legacy Company Stockholder will depend on such stockholder’s circumstances. Accordingly, you should consult your tax advisor for a full understanding of the tax consequences of the GoLogiq Agreement to you, including the applicability and effect of federal, state, local and foreign income and other tax laws.

18

Material U.S. Federal Income Tax Consequences of the GoLogiq Purchase

The following discussion is a general summary of the anticipated material U.S. federal income tax consequences of the GoLogiq Purchase. The following discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, currently applicable and proposed Treasury Regulations under the Code and published rulings and decisions, all as currently in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. Tax consequences under state, local and non-U.S. laws, or federal laws other than those pertaining to income tax, are not addressed in this proxy statement. No rulings have been requested or received from the Internal Revenue Service (the “IRS”) as to the tax consequences of the GoLogiq Purchase and there is no intent to seek any such ruling. Accordingly, no assurance can be given that the IRS will not challenge the tax treatment of the GoLogiq Purchase discussed below or, if it does challenge the tax treatment, that it will not be successful.

The GoLogiq Purchase will be treated for U.S. federal income tax purposes as a tax-free exchange in accordance with Section 351 of the U.S. Internal Revenue Code of 1986, as amended.

In addition, in general, under Section 382 of the Code, a corporation that undergoes an “ownership change” is subject to annual limitations on its ability to use its pre-change net operating losses (NOLs) or other tax attributes to offset future taxable income or reduce taxes. Since the terms of the transaction are for an initial transfer of only 19.99% of the stock, a change of control would not occur until greater than 50% of the stock is transferred. The transaction calls for additional stock transfers contingent on certain Revenue milestones being achieved. It is anticipated that the 50% threshold of stock ownership will be achieved within the time limits established under Section 382 and that the limitations under Section382 will then be enacted. At that time, the issuance of the Common Stock to the Seller and other changes in our stock ownership may result in an ownership change within the meaning of Section 382 of the Code; accordingly, our pre-Closing NOLs may be subject to limitation under Section 382. This may have a material adverse effect on our future operating results.

Nasdaq Stock Market Listing

The Common Stock is currently listed on The Nasdaq Capital Market under the symbol “RCRT.” The Company has agreed to use commercially reasonable efforts to obtain approval for listing on The Nasdaq Capital Market of the Common Stock that  GoLogiq  will be entitled to receive pursuant to the GoLogiq Agreement.

In the event the Company is required, prior to Closing, to file an initial listing application with Nasdaq and such application is not approved by Nasdaq, the GoLogiq Purchase may not close unless the Company and GoLogiq  mutually agreed to waive the closing condition regarding the continued listing of our Common Stock on the Nasdaq Capital Market following the Closing, which if waived, could mean that the Common Stock is delisted from the Nasdaq Capital Market at Closing.

Anticipated Accounting Treatment

The GoLogiq Agreement will be accounted for as a business combination using the acquisition method which requires all assets acquired and liabilities assumed to be recognized at fair value.  Goodwill is recognized as the difference between the fair value of the consideration transferred and the net assets acquired. Upon the spin-off of the Company’s Legacy operations GoLogiq will comprise substantially all of the ongoing operations of the post-combination company. Assuming that the newly combined company meets certain milestones, the Company will transfer additional consideration to the GoLogiq equity holders which may result in a change in control of the Company in the future.

Management Following the Closing of the GoLogiq Purchase

Following the Closing, Granger Whitelaw will be the Company’s Chief Executive Officer. Mr. Whitelaw does not have a written employment agreement with the Company.  The other officers of the Company will remain in their respective positions unless and until determined otherwise by the Board. At the Closing, all existing Board members will stay in place and Granger Whitelaw and Peter Bordes, an appointee of GoLogiq, will join the Board.  None of the current, or prospective, directors have written service agreements with the Company. One individual named by GoLogiq shall be appointed to the Board to replace an existing Board member (other than individuals previously appointed by GoLogiq) following the date each issuance of shares of Common Stock is made following achievement of a Revenue milestone.

Biographical information for Messrs. Whitelaw and Bordes is included below under “Management Following the Closing of the GoLogiq Purchase—Executive Officers and Directors of the Company Following the Closing of the GoLogiq Purchase”.

Indemnification of Parties to the GoLogiq Agreement

The GoLogiq Agreement contain indemnification provisions pursuant to which each of the Company and GoLogiq agreed to indemnify and hold harmless the other party, from and against any and all losses incurred, suffered, or paid by, or asserted against, or resulting to any of such parties and which result from, arise out of or in connection with, are based upon or related to, or exist by reason of: (a) any inaccuracy in or breach of any of the other party’s representations or warranties or in any certificate delivered pursuant to the GoLogiq Agreement or (b) any breach of any covenant or agreement contained in the GoLogiq Agreement.

19

However, no party has any liability for any indemnification for any individual loss (e.g., per event or circumstance) unless (i) the amount of such loss exceeds an amount equal to $100,000; and (b) the aggregate amount of all losses in connection therewith is less than $500,000.

The representations and warranties of each party contained the GoLogiq Agreement survive the Closing and expire and terminate on the date that is twelve (12) months after the Closing Date.

Limitations of Liability and Indemnification of the Company’s Officers and Directors

Pursuant to the GoLogiq Agreement, from the Closing Date through the sixth anniversary of the Closing Date, the Company shall indemnify any present or former director or officer of the Company against all claims, losses, liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements incurred in connection with any legal action arising out of or pertaining to the fact that the person us or was a director or officer of the Company, whether asserted or claimed prior to, at or at or after the Closing, in each case, to the fullest extent permitted under applicable law.

Material U.S. Federal Income Tax Consequences of the GoLogiq Purchase

The following discussion is a general summary of the anticipated material U.S. federal income tax consequences of the GoLogiq Purchase. The following discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, currently applicable and proposed Treasury Regulations under the Code and published rulings and decisions, all as currently in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. Tax consequences under state, local and non-U.S. laws, or federal laws other than those pertaining to income tax, are not addressed in this proxy statement. No rulings have been requested or received from the Internal Revenue Service (the “IRS”) as to the tax consequences of the GoLogiq Purchase and there is no intent to seek any such ruling. Accordingly, no assurance can be given that the IRS will not challenge the tax treatment of the GoLogiq Purchase discussed below or, if it does challenge the tax treatment, that it will not be successful.

The GoLogiq Purchase will be treated for U.S. federal income tax purposes as a tax-free exchange in accordance with Section 351 of the U.S. Internal Revenue Code of 1986, as amended.

In addition, in general, under Section 382 of the Code, a corporation that undergoes an “ownership change” is subject to annual limitations on its ability to use its pre-change net operating losses (NOLs) or other tax attributes to offset future taxable income or reduce taxes. The issuance of the Common Stock to the Seller and other changes in our stock ownership may result in an ownership change within the meaning of Section 382 of the Code; accordingly, our pre-Closing NOLs may be subject to limitation under Section 382. This may have a material adverse effect on our future operating results.

This summary is not a complete description of all of the tax consequences of the GoLogiq Purchase that may be relevant to you. Stockholders should consult their own tax advisers for advice regarding the U.S. federal, state, local and other tax consequences if proceeds from the GoLogiq Purchase are distributed or paid to stockholders.

Meeting of Recruiter.com’s Stockholders

Recruiter.com is obligated under the GoLogiq Agreement to call, give notice of, convene and hold a meeting of its stockholders for the purposes of voting on the GoLogiq Agreement and the issuance of shares of Recruiter.com common stock pursuant to the GoLogiq Agreement. The Recruiter.com stockholders’ meeting will be held as promptly as practicable after the date that the definitive proxy statement is filed with the SEC and the SEC either does not comment on such proxy statement, or notifies Recruiter.com that it has no comments on such proxy statement (or any amendment thereto). If on the scheduled date of the Special Meeting, Recruiter.com has not obtained the requisite approval of its stockholders, Recruiter.com will have the right to adjourn or postpone the stockholder meeting to a later date or dates, such later date or dates not to exceed 30 days from the original date that the stockholder meeting was scheduled.

20

Interests of Certain Persons in the GoLogiq Purchase

Since the GoLogiq transaction will not necessarily result in a change in control, none of Recruiter.com’s executive officers or Board members have a specific interest in the GoLogiq Purchase beyond their status as shareholders of Recruiter.com

THE GOLOGIQ AGREEMENT

General

On June 5, 2023, the Company entered into the GoLogiq Agreement with GoLogiq , pursuant to which GoLogiq  agreed to sell, and the Company agreed to purchase all of the issued and outstanding  Membership Interests of  GoLogiq SPV LLC (the “LLC”), a Nevada limited liability company, ,upon the terms and subject to the conditions of the GoLogiq Agreement. The GoLogiq Agreement was amended on August 29, 2023 (the “SPA Amendment”).

Structure

Upon the Closing, GoLogiq SPV LLC (the “LLC”)will become a wholly owned subsidiary of the Company and in exchange for the LLC’s  Membership Interests, Go Logiq will receive a  certain number of issued and outstanding shares of  Common Stock as consideration (the “Closing Share Consideration”) representing 19.99% of the number of issued and outstanding shares of the Company’s Common Stock on the business day prior to the date of Closing,  together with the right to receive additional shares of Common Stock upon the LLC’s achievement of certain Revenue based milestones. Following the issuance of the Closing Share Consideration, GoLogiq  will own 16.66% of the issued and outstanding shares of the Company’s Common Stock. The Company’s operating business, assets, and liabilities existing prior to the Closing Date are planned to be spun off into NewCo. Upon the completion of such spin-off, the Legacy Company Stockholders will hold securities in both the Company and NewCo.

As set forth above and in the SPA Amendment, additional shares of Company Common Stock may be issuable to GoLogiq  subsequent to  Closing  upon the achievement of one or more of the following milestone targets (each a “Milestone Payment”): (i) if on a date that is six (6) months after the date of Closing, the Revenue for such six-month period is at least $2,000,000, the Company will issue to GoLogiq such number of additional shares of  Common Stock such that GoLogiq will own, following such issuance, 40% of the issued and outstanding shares of Common Stock; (ii) if on a date that is nine (9) months after the date of Closing, the Revenue for such nine-month period is at least $4,000,000, the Company  will issue to GoLogiq such number of additional shares of  Common Stock such that GoLogiq will own, following such issuance, 64.% of the issued and outstanding shares of Common Stock. Such issuance may be made as early as six (6) months after the date of Closing if $4,000,000 in Revenue is reached between six (6) and nine (9) months after the date of Closing; and (iii) if on a date that is twelve (12) months after the date of Closing, Revenue for such twelve-month period is at least $6,000,000, the Company  will issue to GoLogiq such number of additional shares of Common Stock such that GoLogiq will own, following such issuance, 84% of the fully-diluted shares of  Common Stock. Such issuance may be made as early as six (6) months after the date of Closing if $6,000,000 in Revenue is reached between six (6) and twelve (12) months after the date of Closing. Each Milestone Payment will be independent of the other Milestone Payments such that a Milestone Payment shall be payable if and only if the target attributable to such Milestone Payment is achieved within the period of time required by such target. Revenue is defined in the SPA Amendment as the total revenue, for a particular period, attributable to the assets and lines of business that the Company acquired from GoLogiq on the date of Closing as measured in accordance with U.S. generally accepted accounting principles and as reviewed by the Company’s independent registered public accounting firm.

Acquired Assets

GoLogiq is the sole holder and owner of all of the issued and outstanding membership interests in the LLC, which has acquired GoLogiq ’s CreateApp, PayLogiq (operating as AtozPay™), GoLogiq (operating as AtozGo™), and Radix™ businesses and related assets that comprise a suite of mobile commerce, e-wallet and mobile payment and big data analytics platforms.  Under the GoLogiq Agreement, the Company is agreeing to purchase from GoLogiq all of the issued and outstanding LLC  Membership Interest.  Upon the Closing, the LLC will be a wholly-owned subsidiary of the Company.

Products

General

Since 2017, CreateApp has been focused on enabling mobile commerce via its enhanced platform offered on a PaaS basis, along with its e-wallet initiative. The Company will offer the following products (each of which is described below): (i) CreateApp, (ii) Paylogiq; (iii) Gologiq; and (iv) RadixTM.

CreateApp

CreateApp, the core product and PaaS, allows SMBs to create mobile apps for their business without the need of technical knowledge, high investment, or background in IT.

CreateApp has evolved since 2017 to capitalize on the immediate opportunity for developing a larger network of valuable users and merchants by developing services that will enable the adoption of mobile commerce across Greater South East Asia and the United States. The platform enhancements have taken our technology from a standalone “do-it-yourself” (“DIY”) app builder to an enhanced platform built to enable mobile commerce by empowering users to create their own e-commerce and mobile-commerce ecosystem.

21

Beginning in 2019, CreateApp focused on scaling this business model by continuing to develop and expand strategic partnerships that would increase the number of users, and the merchants available to users, of its products on a PaaS basis. These efforts expanded on the success of recent product launches representative of the PaaS platform strategy and product offerings with our strategic partners. The Companybelieves that supporting these initiatives through deeper engagement, interaction, and co-marketing/sales substantially benefited the CreateApp business in 2018 and 2019. As a result, CreateApp’s year-over-year revenues increased significantly in 2018 and 2019. For 2022 as compared to prior years, CreateApp worked to improve gross profit margins while reducing older, white-label partnership revenues and although year-over-year revenues decreased, the gross profits margins improved.

Paylogiq

Launched in late 2017 as an e-wallet initiative, Paylogiq is a ‘consumer facing’ product offering that supports the PaaS strategy developed by the enhancements to the CreateApp platform providing payment capabilities to users of the platform. Moreover, Paylogiq is designed to be a robust and universal payment platform, and its growth is therefore not limited to our CreateApp PaaS customers alone.

Gologiq

Gologiq is a PaaS platform that provides mobile payment capabilities for the local food delivery service industry. Logiq launched Gologiq in the fall of 2019 in Jakarta, Indonesia. The Company plans to fully evaluate all options for the Gologiq platform in order to increase user growth and regional expansion with its unique pedestrian-powered approach to urban food delivery.

RadixTM

GoLogiq’s RadixTM, a Big Data analytics platform, extracts and leverages Data from multiple sources and applies artificial intelligence (“AI”) algorithms to evaluate trends and create predictive behavior associated with them. RadixTM has previously been utilized by GoLoqiq on projects to determine online buying habits of urban dwellers.

With RadixTM we will implement a two-pronged approach:

1.	Extract and refine, via AI, the best returning portfolios from the fund management companies that we acquire.
2.	Extract and refine, via AI, customer behavior – increases/decreases in allocations to fund management companies we acquire and the underlying strategies they employ.
3.	Market customized financial services via investment and savings programs to SMBs

Proposed/Possible Acquisitions

GoLogiq has has entered into negotiations with Symplefy, Inc., ParkPlace Playments, Inc, Blocbanc, Inc., Location AI, Inc. and DragonLend.   GoLogiq does not have any binding letters of intent or definitive acquisition agreements with Blocbanc, Inc., Location AI, Inc. or Fram Venture 7 AB (doing business as DragonLend).   In addition, while GoLogiq and Simplefy, Inc. have entered into a Share Exchange Agreement dated July 10, 2023, the transaction has not closed.  There are material hurdles to closing this transaction.  If the sale of GoLogiq SPV, LLC to Company is consummated prior to the closing date of the Simplefy Share Exchange Agreement, then GoLogiq, Inc. may assign such Share Exchange Agreement to Recruiter.com., although such assignment is not required and would be subject to the approval of the boards of each of the Company, GoLogiq and Simplefy.  The Simplefy transaction includes material financial support obligations, as well as material stock issuance obligations, so the assignment to the Company is not definite and the Simplefy business and assets should not be considered part of the GoLogiq assets being aquired or to be acquired pursuant to the GoLogiq Agreement.  If the Simplefy Share Exchange Agreement is consummated prior to the closing of the GoLogiq Purchase, and if GoLogiq elects to include such assets/business in the assets subject to the GoLogiq LLC (which the Company’s approval), the total consideration for the GoLogiq purchase will not change – however, inclusion of such assets may make the likelihood of satisfaction of the revenue milestones greater.

Product Development

The Company expects that the development of software will focus on expanding product lines, designing enhancements to core technologies, and integrating existing and new products into the principal software architecture and platform technologies. The Company intends to continue to offer regular updates to our products and to continue to look for opportunities to expand our existing suite of products and services.

To date, products have primarily been developed internally, although some have been licensed or acquired products, or portions of products, from third parties. These arrangements sometimes require us pay royalties to third parties. The Company intends to continue to license or otherwise acquire technology or products from third parties when it makes business sense to do so.

The CreateApp mobile commerce PaaS enables SMBs worldwide to easily create and deploy a native mobile app for their business without technical knowledge or background. These assets empower businesses to reach more customers, increase sales, manage logistics, and promote their products and services in an easy and affordable way. The CreateApp mobile platform includes the Paylogiq fintech and Gologiq delivery services that have garnered great interest from potential partners due to the deep consumer data both have been acquiring since their inception.

22

Strategy

The growth strategy is a multi-pronged approach, consisting of the following:

•	Development of an end-to-end unified SaaS offering. The Company expects to unify all of our technology platforms into one framework to provide a streamlined user experience for customers to leverage all of the applications through a SaaS model.

•	Expand our customer base and business relationships. Today, the assets are already installed in major media companies and technology platforms. The Company intends to increase the usage of the technology and deepen technology relationships to drive increased revenue.

•	Focus on SMBs. We believe that there is a significant opportunity for an end-to-end advertising and marketing technology solution for SMBs seeking to grow their online sales without dealing with the many challenges of integrating multiple point solutions. The Company intends to continue to concentrate marketing the platforms to SMBs.

•	Maintain innovation. The Company will continue to develop and introduce new features and improved functionality to our platforms. Key initiatives include development of easy- to-use self-serve platforms for SMBs, and continued development of AI-driven marketing technologies.

Sales and Marketing

The sales and marketing efforts are focused on promoting sales, producing expert content and brand awareness. We believe that the resellers agreements signed by CreateApp in 2015, 2016, and 2017 created a large enough addressable market opportunity to generate sales and profits in a scalable manner, grow our business and enhance shareholder value. Given the nature of DIY mobile apps and the primary target market of SMBs, a typical go-to-market strategy would have a direct sales force or resellers approach SMBs directly to drive our revenue.

We intend to continue CreateApp’s evolution of its PaaS platform with two distinct market paths to drive recurring revenue business model:

(i) Cooperation agreements in countries/regions where our partners are responsible for targeting SMBs either through an installed base of customers or groups of direct sellers with a sales and marketing team focusing on end customers.

(ii) Digital wallet or e-wallet solutions. A distinguishing characteristic of Greater South East Asia (“GSEA”) compared to the United States is the substantially lower percentage of the population in GSEA with bank accounts, credit cards, or debit cards. This creates the need for alternative payment methods, specifically e-wallets according to the International Data Corporation (“IDC”). GSEA is poised for its own payments transformation in much the same way that China has shifted to online payments. Online payments in GSEA is divided into four broad payment modes: e-wallets (such as our Paylogiq platform), credit cards, debit cards and online banking. Of these IDC experts, the e-wallet mode is expected to grow the fastest over the next five years. Drivers for GSEA’s e-wallet industry include the mismatch between internet penetration and banking penetration (which creates a structural opportunity for e-wallet), the increasing integration of e-wallets with use cases such as online games and e-commerce, and the opportunity to offer broader digital financial services using e-wallets as a foundation.

23

With the above strategy, we believe that we will be able to maintain a lower capital expenditure base due to the ‘level-two’ customer support vs. ‘level-one’ customer support, smaller sales and marketing teams, and the need to provide hosting services.

Our CreateApp platform operates as a PaaS, allowing users to develop their own applications supplying the infrastructure and IT services, which users can access anywhere via a web or desktop browser. We recognize revenue on a pay to use subscription basis when our customers use our platform.

We do not plan to compensate resellers and distributors. Instead, the end user will pay the reseller/distributor directly as well as paying for our services, for which we or our reseller/distributor in licensed territories bill the end user separately.

Markets, Geography, and Seasonality

Our products and services have been predominantly sold in the Southeast Asian markets. Based on historical operating results, it does not appear that our business or operations have experienced any seasonality with respect to sales, as any such seasonality appears to be unpredictable. Although we believe our customers’ historical buying patterns and budgetary cycles may be a factor that impacts our quarterly sales results going forward, we are not able to reliably predict our future sales based on seasonality because outside factors (timing, introduction of new products and services, and other economic factors impacting our industry) may also substantially impact our revenues during the year.

Major Customers

We do not significantly depend on any individual major customers for large portions of our net sales.

Research and Development

The R&D strategy is to offer cutting edge financial and e-commerce technology to our present and future customers. We intend to continue to invest in website, e-commerce platform and mobile app development. In addition, we intend to continue to develop our system support knowledge base and other internal systems.

The commercial and corporate-strategy functions will collaborate closely with the R&D team on our priorities. The R&D strategy determines what capabilities and technologies we must have in place to bring the desired solutions to market. R&D capabilities are the technical abilities to discover, develop, or scale marketable solutions. Capabilities are unlocked by a combination of technologies and assets, and focus on the outcomes. The choices of operating model and organizational design will ultimately determine how well the R&D strategy is executed.

Competition

The business, post-CreateApp Acquisition, is rapidly evolving and highly competitive. The current and potential competitors include: (i) other DIY mobile app companies; (ii) companies that provide e-commerce and e-wallet services, including website/app development; and (ii) companies that provide infrastructure web and mobile services. We believe that the principal competitive factors in our mobile apps business include ease of use, affordability and broad range of functionality. Many of our current and potential competitors have greater resources, longer histories, more customers, and greater brand recognition. They may adopt more aggressive pricing and devote more resources to technology, functionality and ease of use and marketing. Other companies also may enter into business combinations or alliances that strengthen their competitive positions.

24

E-commerce

The Company will face competition principally from regional players that operate across several markets in the U.S., Europe, and Asia. We also face competition from single-market players in those regions. We compete to attract, engage and retain buyers based on the variety and value of products and services listed on our marketplaces, overall user experience and convenience, online communication tools, integration with mobile and networking applications and tools, quality of mobile applications, and availability of payment settlement and logistics services. We also compete to attract and retain sellers based on the number and engagement of buyers, the effectiveness and value of the marketing services we offer, commission rates and the usefulness of the services we provide including data and analytics for potential buyer targeting, cloud computing services and the availability of support services, including payment settlement and logistics services.

E-wallet Platforms

The Paylogiq business competes primarily with credit card and debit card service providers, banks with payment processing offerings, other offline payment options and other electronic payment system operators. Paylogiq competes with these companies primarily on the basis of transaction processing speed, convenience, network size, accessibility, reliability and price. The Company believea the combination of the numerous physical merchant locations accepting Payloqiq, and the Paylogiq App is a significant competitive advantage because of the strong demand in GSEA for convenient forms of payment processing.

Intellectual Property

The Company will own all software intellectual property for CreateApp as well as the eWallet platform currently operating under the brand names AtozPay and AtozGo in Indonesia (Paylogiq and Gologiq, respectively), and the global rights to market and operate in other countries worldwide.

Separation of Current Assets and Liabilities

At or following the Closing Date, the Company intends to sell, transfer and assign all or substantially all of its operating business, assets, and liabilities existing prior to the Closing Date (“Legacy Business”) to NewCo and pursuant to that certain separation agreement in the form and substance as may be reasonably agreeable to the Company, to be entered into by and between the Company and NewCo (the “Separation Agreement”), whereby, the Legacy Company Stockholders will receive interests in NewCo.  The Seller shall not otherwise object to the sale, transfer and assignment of the Legacy Business to NewCo pursuant to the Separation Agreement.

Consideration for the GoLogiq Purchase

In exchange for the SPV Membership Interests, the Company is agreeing to pay the Seller total consideration of (1) the number of shares of Common Stock that represents 19.99% of the total issued and outstanding shares of the Common Stock at the Closing and (2) possible other issuances of shares of Common Stock based on Revenue milestones and market capitalization milestones pursuant to the terms of the GoLogiq Agreement.  See “Overview of the GoLogiq Purchase” above.

25

Nasdaq Stock Market Listing

The Common Stock is currently listed on The Nasdaq Capital Market under the symbol “RCRT.” The Company has agreed to use commercially reasonable efforts to obtain approval for listing on The Nasdaq Capital Market of the shares of Common Stock  that Seller will be entitled to receive pursuant to the GoLogiq Agreement.

In the event the Company is required, prior to Closing, to file an initial listing application with Nasdaq and such application is not approved by Nasdaq, the GoLogiq Purchase may not close unless the Company and GoLogiq mutually agreed to waive the closing condition regarding the continued listing of our common stock on the Nasdaq Capital Market following the Closing, which if waived, could mean that the Common Stock is delisted from the Nasdaq Capital Market at Closing.

Background to the GoLogiq Agreement

The Company's Board, in collaboration with senior management, routinely assesses the Company's performance, growth potential, and overarching strategic objectives. This includes gauging possible avenues to bolster the Company's business operations and amplify value for its shareholders. Such evaluations encompass the analysis of the Company's standalone strategy and potential avenues for business amalgamations, strategic alliances, mergers, acquisitions, and other fiscal and strategic alternatives. Occasionally, the Company has received inquiries and also approached third parties, including potential acquirers, to discuss prospective strategic endeavors.  The following chronology summarizes certain key events and contacts that led to the signing of the GoLogiq  Agreement. It does not purport to catalogue every conversation among the Company’s Board, members of Company  management or Company representatives, advisors  and other parties.

Throughout 2022 fiscal year, the Company observed a decline in revenue from its flagship Recruiters on Demand service.  Although the Company ended the 2022 fiscal year with a 14% increase in revenues from 2021, that result represented a significant slowdown in growth from the 2021-2020 year over year increase in revenues of 161%, year over year.  This downward trend continued in the first quarter of 2023, during which revenues declined 52% from the same period in the 2022.  This downturn was congruent with broader market trends, reflecting an alignment with the general economic conditions affecting the Company’s industry.  In the pursuit of optimizing its strategic trajectory, the Company, on May 17, 2022, engaged Bowen Inc. (“Bowen”) as its financial advisor to meticulously evaluate a spectrum of strategic alternatives, including mergers and acquisitions.

Over the following several months, Bowen introduced over twenty interested companies to us, and we had one or more conversations with each.  From the discussions with Bowen and conversations with interested parties, our board determined that there was greater value to be found by disaggregating the various businesses and assets of Recruiter.com.  Over the next year, the Company investigated options to sell assets.  On 12/6/2022, we announced the sale of our sourcing software platform to Talent Inc. We next focused on sale of our staffing business, which transaction was closed recently on 10/2/2023.  As described herein, we have a pending transaction with Job Mobz to sell the “Recruiter.com” name, website and related intellectual property,  See Proposal Two.  The board determined that each of these transaction was, or is, in the best interests of shareholders, and such transactions are described in or more of the  Company’s several Current Reports on Form 8-K.

In addition, to entering into the referenced asset sale transactions to maximize the value of our intellectual property and other assets, we investigated potential transactions through which the Company could continue operations in one or more new and different business lines.  Toward that end, we engaged Joseph Gunnar & Co., LLC (“Gunnar”) to look for various strategic transactions, including reverse merger candidates and asset acquisitions. Gunnar presented several candidates which had various degrees of interest in the Company, and, of course, vice versa.   Through our negotiations with all of these companies and our work with Gunnar, we established a conceptual understanding of the market value of the Company’s remaining business and corporate platform.  We did not engage or rely on a third party valuation of the Company in this process because the Company assets and business, post asset sales as described above, were neither complicated nor robust, so the board felt qualified to establish the Company’s valuation as a merger/acquisition partner.  The valuation of the Company was, of course, materially impacted by the prior and prospective sales of assets, and valuation was difficult to specifically ascertain given the nature of consideration received, or to be received, for such assets (e.g., restricted shares and preferred shares of purchaser entities), the fluctuation of our stock price, and the risk related to continued listing on Nasdaq. The valuation estimates that the Board discussed, both internally and with several acquisition/business combination targets, varied from approximately $5 to $17 million (while the market capitalization of the Company remained less than approximately $2 million during this period).   In addition to inherent valuation estimates of the Company, the amount of consideration that would be acceptable to the Company depended materially on the type and timing of payment of such consideration.  The challenge faced by the Board was, of course, that a business combination transaction was not likely to be a “merger of equals”, but instead was going to involve either a material and substantial dilution of its shareholders’ ownership in a transaction with a larger entity, or a material risk of a business combination with an entity with lower valuation, but positive growth opportunities – or some combination thereof.

One of the companies introduced by Gunnar was GoLogiq.  Prior to engaging with GoLogiq, we evaluated and executed various non-binding agreements with two other companies (all of which were subject to non-disclosure and confidentiality provisions), which were not FinTech related.  However, the Board ultimately determined that GoLogiq’s business line, management team, established history of trading as a public company, was preferred over other available, or potential, opportunities.

26

We did not engage or rely on a third party valuation of GoLogiq, but the Board evaluated GoLogiq in the context of its current and prospective assets and business lines, as compared to similar situated companies, as well as with regard to the market price of its securities. The Board believes that GoLogiq is undervalued in the market as a result of recent results and harmful market activity. The valuation of GoLogiq with respect to the valuation of other potential opportunities that had been under consideration was also a material element of the Board’s decision making process. Ultimately, the Board determined that any current valuation of GoLogiq’s assets was not paramount, but instead, these assets presented a unique value opportunity in that the company had a prior history of significant revenues, but such revenues had declined due to market conditions and financing constraints in recent quarters. As a result, the Board recognized an opportunity to recapture past success/market share, rather than tilling new ground with an unproved company. This relieved the Company from very specifically setting the current valuation of GoLogiq assets, but instead allowed a sharing of growth risk, while allowing the Company to maintain a more preferential level of current shareholder ownership and value, particularly in the earlier stages of the transaction.

To achieve this end, the Board negotiated a business combination in which only 20% of outstanding shares were paid as consideration at closing, with remaining shares issuable only upon the satisfaction of revenue milestones (see the GoLogiq Agreement, as amended). This sharing of the risk of re-achieving past revenue results was preferable to the Company for a number of reasons. Therefore, with reference to the current market capitalization of the Company, the initial value of the consideration paid for the GoLgoiq assets was quite low. So, in terms of value of Company shares paid at closing, the consideration was quite low. However, if the Company can re-establish the revenue generation of the GoLogiq assets in future period, significantly more Company shares would be issued – approximately 84% of total outstanding shares if all milestone are achieved. But if the GoLogiq assets support/allow the generation of such material assets, then the value thereof will have proven to be material, and to have been worth a multiple of the market value of the Company’s shares at closing. The Board believes that consistent generation of the revenues contemplated in the milestones would support a valuation far in excess of approximately $8-$10 million (which would be the approximate value of 84% of the Company’s shares given the current valuation of approximately $2 million – in other words, if the Company has a current market capitalization of $2 million, then the value brought or paid by a new 84% holder would have to be approximately $8 million to continue to support a consistent valuation of the original Company shares). As opposed to acquisition of an entity with immediate revenues, which would have resulted in immediate substantial dilution to the Company’s shareholders with a significant risk of continued revenue growth, the Company’s shareholders will participate in valuation increases of company securities if and when the revenue growth related to GoLogiq assets occurs. While the Company can not guarantee that such revenue milestones will be reached, we believe that the GoLogiq Purchase provides for the best available opportunity to maximize current valuation and achieve future value growth.

Below is a brief chronicle of discussions leading up to the GoLogiq Agreement. It is essential to note that this summary does not detail every interaction involving the Company's Board, its management, representatives, advisors, and other associated entities.

Below is a brief chronicle of pivotal events and discussions leading up to the GoLogiq Agreement. It is essential to note that this summary does not detail every interaction involving the Company's Board, its management, representatives, advisors, and other associated entities.

•	May 5, 2023 - Peter Serra, the Executive Managing Director of Joseph Gunnar & Co., LLC, the Company's financial advisor, introduced Evan Sohn and Miles Jennings of the Company to Brent Suen of GoLogiq. A Zoom meeting was scheduled for later that day, attended by the management of both companies to introduce their respective companies and discuss the potential of strategic and complimentary transactions. By the end of the day, both the Company and GoLogiq had signed a Non-Disclosure Agreement.
•	May 7, 2023 - Sohn and Suen convened over coffee in Englewood, NJ to meet as an introduction. May 31, 2023 - After evaluating the business prospects of all potential partners for merger, combination, or acquisition, the Company's Board sanctioned the definitive Agreement.
•	June, 2023 - GoLogiq's Board greenlit the definitive GoLogiq Agreement.
•	June 5, 2023 - A formal Agreement was executed between the Company and GoLogiq.
•	June 12, 2023 - Sohn and Suen convened for lunch in Ft. Lee, NJ to discuss timelines of the transaction.
•	June 26, 2023 - A conference call was organized among shareholders to introduce the transaction and present business plans and strategy.
•	July 11, 2023 - Sohn and Suen met for lunch in Ft. Lee, NJ to talk about the transaction.
•	July 21, 2023 - Sohn and Suen had coffee in Ft. Lee, NJ to discuss the transaction.
•	August 18, 2023 - The Company and GoLogiq finalized Amendment No.1 to the GoLogiq Agreement.
•	August 23, 2023 - Sohn and Suen convened for lunch in Englewood Cliffs, NJ to discuss the Amendment.
•	August 28, 2023 - The Company and GoLogiq signed Amendment No.2 to the GoLogiq Agreement, which superseded Amendment No. 1.
•	September 9, 2023 - Sohn, Suen, Granger Whitelaw, and Jennings met in New York City to discuss the transaction and introduce Jennings to Whitelaw.
•	Additionally, the Company and GoLogiq have met regularly with their attorneys, on telephonic or Zoom calls generally facilitated by Joseph Gunnar & Co, LLC

27

Officers and Directors of the Company Following the Closing

Following Closing, the following persons are expected to  be the Company’s executive officers  and directors::

Name*	Age	Position	Independent
Executive Officers
Granger Whitelaw	56	Chief Executive Officer and Director
Miles Jennings	45	President, Interim Chief Financial Officer and Director
Evan Sohn	55	Executive Chairman

Non-Employee Directors

Deborah Leff	57	Director	X
Timothy O’Rourke	56	Director
Wallace D. Ruiz	71	Director	X
Steve Pemberton	55	Director	X
Robert Heath	62	Director	X
Peter Bordes	60	Director	X

In the above table, ‘independent’ means meeting the independence requirements of the Securities and Exchange Commission, or SEC, and Nasdaq.

Biographical information for each of the named officers and directors of the Company following the Closing, are included below under “Management Following the Closing of the GoLogiq Purchase—Executive Officers and Directors of the Company Following the Closing of the GoLogiq Purchase”.

Effective Time and Closing

The GoLogiq Agreement requires the Closing to take place remotely by exchange of documents and signatures (or their electronic counterparts) no later than the second business day following the date on which all of the conditions set forth in Article VI of the GoLogiq Agreement have been satisfied (other than the conditions with respect to actions the respective parties hereto will take at the Closing itself) or, to the extent permitted, waived by the applicable party in writing, or at such other place and times and the parties may mutually agree.

Representations and Warranties

The GoLogiq Agreement contains customary representations and warranties made by the Seller to the Company. Specifically, the representations and warranties of the Seller in the GoLogiq Agreement (many of which are qualified by concepts of knowledge, materiality and/or dollar thresholds and are further modified and limited by confidential disclosure schedules delivered by the Seller to the, as may or may not be specifically indicated in the text of the GoLogiq Agreement) relate to the following subject matters, among other things:

28

•

Organization and Power. Each of  the Seller, the SPV and their respective subsidiaries, if any, is duly organized, validly existing and in good standing under the Law of its jurisdiction of organization and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on with its business as now conducted.

•

Organization Documents. The Seller has made available to the Company true and complete copies of the articles or organization and operating agreement of the SPV and such organization documents are in full force and effect.

•

Governmental Authorization. The execution, delivery and performance of this Agreement by the Seller and the consummation by the Seller of the transactions pursuant to the GoLogiq Agreement) do not and will not require any consent, approval or other authorization of, or registration or filing with or notification to any Governmental Authority (as defined in the GoLogiq Agreement).

•

Corporate Authorization. The Seller has all necessary corporate power and authority to enter into this Agreement, and the consummation by the Seller of the transactions under the GoLogiq Agreement have been duly and validly authorized by all necessary corporate action on the part of the Seller. This Agreement constitutes a legal, valid and binding agreement of GoLogiq enforceable against GoLogiq in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles).

•

Non-Contravention. The execution, delivery and performance of the GoLogiq Agreement by Seller and the consummation of the transactions under the GoLogiq Agreement do not and will not contravene or conflict with, or result in any material violation or breach of, any provision of (i) the Seller’s organizational documents, (ii) GoLogiq’s organizational documents or (ii) the comparable organizational or governing documents of any of the Subsidiaries of GoLogiq, if any, (b) any Law applicable to Seller, GoLogiq or any of its Subsidiaries or by which any assets of GoLogiq are bound, (c) Company Material Contracts (as defined in the GoLogiq Agreement) or Company Real Property Leases (as defined in the GoLogiq Agreement) or (d) result in the creation of any Liens (other than Permitted Liens) upon any of the assets of GoLogiq.

•

Capitalization. As of the date of the GoLogiq Agreement, the SPV’s authorized membership interests consist solely of 100 membership interests and Seller is the sole holder and owner of all issued and outstanding SPV Membership Interests. Except for the foregoing, there are no other outstanding membership interests of the SPV, and there are no outstanding rights, agreement or commitment, or convertible securities convertible for, membership interests of the SPV.

•

Financial Statements. The audited balance sheet of Seller and its Subsidiaries, if any, as of December 31, 2022 and the related statements of operations, stockholders’ equity and cash flows fairly present, in all material respects, the financial condition and results of operations of Seller and its consolidated Subsidiaries, if any, and have been prepared in conformity with United States generally accepted accounting principles. There are no off-balance sheet arrangements to which Seller or any of its Subsidiaries, if any, is a party.

•

Undisclosed Liabilities. There are no liabilities or obligations of any kind, whether accrued, contingent, absolute, inchoate or otherwise of Seller or any of its Subsidiaries, if any, individually or in the aggregate, that are required to be recorded or reflected on a balance sheet prepared in accordance with GAAP, other than liabilities that are reflected or reserved against in the Seller’s financial statements, incurred in the ordinary course of business, permitted under the GoLogiq Agreement, or that which would not have a material adverse effect.

•

Litigation. There are no legal actions, claims, demands, arbitrations, hearings, charges, complaints, sanctions investigations, examinations, indictments, litigations, suits or other civil, criminal, administrative or investigative proceedings before a Governmental Authority pending or, to the Knowledge of GoLogiq, threatened against GoLogiq or any of its Subsidiaries, if any, or any of its or their assets; and there are no orders outstanding against GoLogiq or any of its Subsidiaries, if any, or any of its or their assets or properties.

29

•

Material Contracts. Each material contract to which GoLogiq or any of its Subsidiaries, if any, is a party, is a valid and binding agreement of GoLogiq or its applicable Subsidiary, except where the failure to be valid and binding would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

•

Tax. With respect to GoLogiq or any of its Subsidiaries: (a) all income and other material Tax Returns required to be filed by or with respect to GoLogiq or any of its Subsidiaries have been timely filed (taking into account all applicable extensions), (b) all such Tax Returns are true, complete and correct in all material respects, (c) all Taxes due and payable have been fully paid, and (d) have complied in all material respects with all applicable Laws relating to Taxes.

•

Intellectual Property. Each of GoLogiq and its Subsidiaries owns, is licensed to use, pursuant to valid, enforceable and binding contracts, or otherwise has the right to use all Intellectual Property used, held for use or necessary for the operation of the business of GoLogiq and its Subsidiaries.

•

Company Assets; Real Property; Personal Property. (i) GoLogiq and its Subsidiaries have good and marketable title to, or have a valid and enforceable right to use or a valid and enforceable leasehold interest in, all real property (including all buildings, fixtures and other improvements thereto) used by the business of GoLogiq and its Subsidiaries (the “Company Real Property”) and (ii) the ownership of or leasehold interest in any Company Real Property is not subject to any Lien (except in all cases for Permitted Liens).

•

Compliance with Law. Each of GoLogiq and its Subsidiaries is in possession of all material franchises, grants, authorizations, licenses, easements, variances, exceptions, consents, certificates, approvals, waivers, notices, and other permits of any Governmental Authority necessary for each of GoLogiq and its Subsidiaries to own, lease and operate their respective properties and assets or to carry on their respective business as it is now being conducted. Each of GoLogiq and its Subsidiaries have been in compliance in all material respects with all laws applicable to GoLogiq and its Subsidiaries.

The GoLogiq Agreement also contains customary representations and warranties made by the Company to the Seller. Specifically, the representations and warranties of the Company  in the GoLogiq Agreement (some of which are qualified by concepts of knowledge and/or materiality) relate to the following subject matters, among other things: (a) the Company is duly organized, validly existing and in good standing under the Law of its jurisdiction of organization and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as now conducted; (b) execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the GoLogiq Purchase do not and will not require any Governmental Authorizations; (c) The execution, delivery and performance of this Agreement by the Company and the consummation of the GoLogiq Purchase does not and will not contravene or conflict with, or result in any violation or breach of, any provision of the Company’s or its subsidiaries’ organizational documents, applicable laws, material contracts or results in the creation of liens; (d) as of the date of the GoLogiq Agreement, the Company’s authorized capital stock consists solely of (i) 100,000,000 shares of Common Stock (which amount was decreased to 6,666,667 of authorized shares of Common Stock following the Reverse Split), and (ii) 2,975,000 shares of preferred stock of the Company; (e) the Company has filed with or furnished to the SEC each report, statement, schedule, form, certification or other document (including exhibits and all other information incorporated therein) or filing required by applicable Law to be filed with or furnished to the SEC; (f) the Company’s audited consolidated financial statements and unaudited consolidated interim financial statements and its consolidated Subsidiaries included in the Company’s SEC Reports complied in all material respects with applicable accounting requirements and the rules and regulations of the SEC, were prepared in accordance with GAAP and fairly presented in all material respects the consolidated financial position of the Company; (g) there are no Liabilities of Buyer or any of its Subsidiaries, individually or in the aggregate, that are required to be recorded or reflected on a balance sheet prepared in accordance with GAAP other than those reflected or reserved against in the consolidated balance sheet of the Company, in the ordinary course of business, permitted under the GoLogiq Agreement or in the aggregate is not material to the Company and its subsidiaries; (h) there are no Legal Actions pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their assets or properties, and no orders outstanding against the Company and its subsidiaries; (i) each material contract to which the Company or its subsidiary is a party is a valid and binding agreement of the Company or its applicable Subsidiary; (j) all income and other material Tax Returns required to be filed by or with respect to the Company and its Subsidiaries have been timely filed, all such Tax Returns are true, complete and correct in all material respects, and the Company and its subsidiaries have fully and timely paid all material Taxes; (k) each of the Company and its Subsidiaries owns, is licensed to use, pursuant to valid, enforceable and binding Contracts, or otherwise has the right to use all intellectual property used, held for use or necessary for the operation of the business of the Company and its Subsidiaries; (l) the Company and its Subsidiaries have good and marketable title to, or have a valid and enforceable right to use or a valid and enforceable leasehold interest in, all real property (including all buildings, fixtures and other improvements thereto) used by the business of the Company and its Subsidiaries; and (m) each of the Company and its Subsidiaries is in possession of all material permits necessary for each of the Company and its Subsidiaries to own, lease and operate their respective properties and assets or to carry on their respective business as it is now being conducted; (n) the Company and its Subsidiaries currently conduct, and have at all times since December 31, 2020, conducted their respective business in compliance in all material respects with all Laws applicable to their respective operations, activities or services and any Orders to which they are a party or are subject.

30

Many of the representations and warranties contained in the GoLogiq Agreement are qualified by a materiality standard, including in some cases a “Company Material Adverse Effect” or “Buyer Material Adverse Effect”. Moreover, the representations and warranties contained in the GoLogiq Agreement are complicated and are not easily summarized. You are urged to carefully read the sections of the GoLogiq Agreement, which is attached hereto as Annex A, titled “Representations and Warranties of the Seller” and “Representations and Warranties of Buyer.”

The representations and warranties contained in the GoLogiq Agreement (as well as the covenants described herein and set forth in the GoLogiq Agreement) were made solely for purposes of the GoLogiq Agreement and solely for the benefit of the parties to the GoLogiq Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by references to the Company’s filings with the SEC and/or confidential disclosures, made for the purposes of allocating contractual risk among the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to stockholders. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the GoLogiq Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company will provide additional disclosure in its public reports to the extent that it is aware of the existence of any material facts that are required to be disclosed under federal securities laws that might otherwise contradict the terms and information contained in the GoLogiq Agreement and will update such disclosures as required by federal securities laws.

Covenants and Agreements of the Seller

GoLogiq agreed not to, and not permit any of its Subsidiaries to, take any of the following actions, without the prior written consent of the Company, such consent not to be unreasonably withheld, conditioned or delayed:

(a) amend any of the Company Organizational Documents or any of the comparable organizational documents of any of the Company’s Subsidiaries (including partnership agreements and limited liability company agreements);

(b) make, declare or pay any dividend or distribution on any shares of its capital stock or enter into any agreement restricting or limiting the ability of the Company or any of its Subsidiaries to make any payment of dividends or to make any distributions to its stockholders, other than (i) dividends and distributions by wholly owned Subsidiaries of the Company in the ordinary course of business and (ii) such restrictions or limitations required by applicable Law;

(c) (i) adjust, split, combine or reclassify its capital stock or membership interest of the Company, (ii) redeem, purchase or otherwise acquire, directly or indirectly, any shares of its capital stock, equity interest, or any securities convertible or exchangeable into or exercisable for any shares of its capital stock or equity interest, (iii) any securities convertible or exchangeable into or exercisable for any shares of its capital stock or such equity interest (other than pursuant to the vesting, exercise or settlement of awards under any incentive plan of the Company, if any, outstanding as of the date of the GoLogiq Agreement) or (iv) enter into any Contract with respect to the voting or registration of its capital stock or equity interest;

31

(d) assume or guarantee any indebtedness for borrowed money in excess of $1,000,000, other than: (i) pursuant to any indebtedness instrument outstanding as of the date of the GoLogiq Agreement and made available to the Company, (ii) in connection with interest rate hedges on terms in the ordinary course of business consistent with past practice, or (iii) pursuant to any letters of credit that the Company enters into in the ordinary course of its business;

(e) file any material amended Tax Return, settle any material Tax claim or assessment, surrender in writing any right to claim a material refund of Taxes, consent to (or request) any extensions or waiver of the limitation period applicable to any material Tax claim or assessment, enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local, or non-U.S. Law) or any voluntary disclosure agreement with any Governmental Authority, in each case, with respect to a material amount of Taxes or take any action, or knowingly fail to take any action, where such action or failure to act could reasonably be expected to prevent the GoLogiq Purchase from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations;

(f) materially change its accounting policies or procedures or any of its methods of reporting income, deductions or other items for material accounting purposes or revalue any of its material assets other than as required by changes in GAAP or applicable Law after the date set forth in the GoLogiq Agreement;

(g) sell, lease, license, transfer, pledge, encumber, grant or dispose of any Company Assets, including any Intellectual Property rights and the capital stock of Subsidiaries of the Company, that are material to the Company and its Subsidiaries, taken as a whole other than (i) in connection with products or services offered or provided in the ordinary course of business, (ii) the disposition of used, obsolete or excess equipment in the ordinary course of business or (iii) expirations of Company Registered IP in accordance with the applicable statutory term, grants of non-exclusive licenses of Company Owned Intellectual Property, or dispositions of non-material Company Owned Intellectual Property, in each case in the ordinary course of business;

(h) commence, initiate, waive, release, assign, settle or compromise any Legal Action, or enter into any settlement agreement or other understanding or agreement with any Governmental Authority (other than in the case of this clause, entry into commercial agreements not relating to a dispute with such Governmental Authority in the ordinary course of business), relating to the Company or any of its Subsidiaries, other than any such waiver, release, assignment, settlement or compromise with a Person that is not a Governmental Authority that is limited only to the payment of money or other form of value that, collectively in respect of such waiver, release, assignment, settlement or compromise, is not in excess of $2,000,000 individually or $5,000,000 in the aggregate;

(i) enter into or amend any arrangement or Contract with any Affiliate, director, officer or stockholder of the Company that would reasonably be expected to materially delay or prevent the consummation of the GoLogiq Purchase;

(j) take any action that would reasonably be expected to result in any of the conditions to the GoLogiq Purchase set forth in Article VI of the GoLogiq Agreement not being satisfied or satisfaction of those conditions being materially delayed; or

(k) agree in writing or otherwise enter into a binding agreement to do any of the foregoing.

32

Post-Closing Covenants

Post-Closing Financial Statements

It is anticipated that the Company will be required under to submit audited consolidated financial statements relating to certain periods prior to Closing, including those covering the first two fiscal quarters of 2023 (“Post-Closing Financial Statements”). As such, Seller, from the Closing through the completion of the filings of the Post-Closing Financial Statement or such later date as the Parties may agree, Seller shall ensure (including to cause GoLogiq or its other Subsidiaries to permit, as applicable), that the Company and its Representatives access at reasonable times upon prior notice to (i) the officers, employees, properties, books and records of GoLogiq and its Subsidiaries, (ii) the officers, employees, books and records of the Company after the Closing, and (ii) furnish promptly such other information the Company or its Representatives may reasonably request in connection with the preparation and filing of the Post-Closing Financial Statements. Seller shall, and shall cause GoLogiq and its other Subsidiaries to reasonably cooperate with the Company and its Representatives in the preparation and filing of such Post-Closing Financial Statements. The costs and expenses related to the preparation and filing of the Post-Closing Financial Statements shall be for the account of, and chargeable to, NewCo.

Directors’ and Officers’ Indemnification and Insurance

From and after the Closing, (i) the Company shall fulfill and honor in all respects the obligations of GoLogiq to its Indemnified Parties as of immediately prior to the Closing pursuant to any indemnification provisions under GoLogiq’s Organizational Documents and pursuant to any indemnification agreements between GoLogiq and such Indemnified Parties, with respect to claims arising out of matters occurring at or prior to the Closing and (ii) the Company shall fulfill and honor in all respects the obligations of the Company to its Indemnified Parties as of immediately prior to the Closing pursuant to any indemnification provisions under the Company’s Organizational Documents and pursuant to any indemnification agreements between the Company and such Indemnified Parties, with respect to claims arising out of matters occurring at or prior to the Closing.

From and after the Closing, the Company shall maintain a directors’ and officers’ Liability insurance policy, with an effective date as of the Closing Date on commercially available terms and conditions and with coverage limits customary for U.S. public companies similarly situated to the Company. In addition, the Company shall also purchase and maintain, following consultation with, and subject to the approval of, and at the expense of, Seller, a non-cancellable extension of the directors’ and officers’ Liability coverage of the Company’s existing directors’ and officers’ insurance policies for a claims reporting or discovery period of at least one (1) year from and after the Closing with respect to any claim related to any period of time at or prior to the Closing with terms, conditions, retentions and limits of Liability that are no less favorable than the coverage provided under the Company’s existing policies as of the date of the GoLogiq Agreement with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of the Company or any of its Subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Closing (including in connection with the GoLogiq Agreement or the GoLogiq Purchase).

From the Closing Date through the sixth anniversary of the Closing Date, the Company agreed to indemnify any present or former director or officer of the Company, or its Subsidiaries (the “Indemnified Parties”) against all claims, losses, Liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements (collectively, “Costs”), incurred in connection with any Legal Action arising out of or pertaining to the fact that the Indemnified Party is or was a director or officer of the Company or its Subsidiaries, whether asserted or claimed prior to, at or at or after the Closing, in each case, to the fullest extent permitted under applicable Law.

The provisions presently set forth in the certificate of incorporation and bylaws of the Company with respect to indemnification, advancement of Costs and exculpation of present and former directors and officers of the Company shall not be amended, modified or repealed for a period of six years from the Closing in a manner that would adversely affect the rights thereunder of individuals who, at or prior to the Closing, were officers or directors of the Company.

Indemnification

From and after the Closing, Seller and Buyer agreed to indemnify each other, their respective Affiliates, employees, agents, partners, representatives, successors and permitted assigns and hold them harmless against any Losses any such indemnified party may suffer or become subject to as a result of, or which arise out of, relate to, or are caused by (i) any inaccuracy in or breach of any respective representation or warranty set forth in the GoLogiq Agreement or in any certificate; or (ii) any breach of any respective covenant or agreement set forth in the GoLogiq Agreement.

33

Public Announcements

Pursuant to the GoLogiq Agreement, Seller and the Company  agreed not to make any press release or other public statement concerning the transaction contemplated by the applicable Agreement prior to consulting with each other, which consent shall not be unreasonably withheld, except to the extent required by applicable Law or Nasdaq rules, in which case that party shall use its reasonable best efforts to consult with the other party before issuing any such release or making any such public statement; provided, however, that such consent shall not be required, and no party shall be required to consult with any other party in connection with, or provide the other an opportunity to review or comment upon, any press release or other public statement or comment to be issued or made with respect to any Takeover Proposal.

Efforts to Obtain Nasdaq Approval; and Continued Listing

We are also required to use our reasonable best efforts to ensure that the existing shares of our Common Stock shall have been continually listed on Nasdaq as of and from the date of the GoLogiq Agreement through the Closing Date.

Seller and the Company  will  reasonably cooperate in good faith cause the shares of Common Stock being issued in connection with the GoLogiq Purchase to be approved for listing (subject to notice of issuance) on Nasdaq at or after the Closing pursuant to Nasdaq rules and regulations.

Conditions to the Completion of the GoLogiq Purchase

Conditions to each party’s obligation to consummate the transactions include the following:

(a) The GoLogiq Agreement shall have been duly adopted by the affirmative vote of holders of a majority of the outstanding shares of the Common Stock.

(b) The existing shares of Common Stock shall have been continually listed on Nasdaq as of and from the date of the GoLogiq Agreement through the Closing Date, and the shares of Common Stock to be issued under Article II of the GoLogiq Agreement shall have been approved for listing on Nasdaq.

(c) The Parties shall have received all approvals from any Governmental Authority necessary to consummate the transaction, including, but not limited to, the expiration or termination of the waiting period under the HSR Act.

(d) There shall not have been enacted, promulgated or made effective after the date of the GoLogiq Agreement any Law or Orders by a Governmental Authority of competent jurisdiction that enjoins or otherwise prohibits or makes illegal, or any Legal Action by any Governmental Authority seeking to enjoin or prohibit or make illegal, consummation of the GoLogiq Purchase and there shall not be in effect any injunction (whether temporary, preliminary or permanent) by any Governmental Authority of competent jurisdiction that enjoins or otherwise prohibits consummation of the GoLogiq Purchase.

The obligations of the Company are also subject to the satisfaction on or before the Closing Date of the following conditions, unless waived in writing by the Company:

(a) Representations and Warranties.

(i) each of the representations and warranties of the Seller under Section 3.06 and Section 3.10 of the GoLogiq Agreement shall be true and correct in all respects;

(ii) each of the representations and warranties of Seller under Section 3.01, Section 3.04, Section 3.06 (other than subsections (a) and (b) and (g) thereof), and Section 3.23 of the GoLogiq Agreement (A) that are not qualified by references to “material” or any other materiality qualifications shall be true and correct in all material respects as of the Closing as though made on such date (except to the extent any such representation and warranty expressly speaks as of a specified date, in which case as of such date) and (B) that are qualified by references to “material” or any other materiality qualifications shall be true and correct in all respects as of the Closing as though made on such date (except to the extent any such representation and warranty expressly speaks as of a specified date, in which case as of such date); and

34

(iv) the remaining representations and warranties of GoLogiq and the Seller contained in the GoLogiq Agreement shall be true and correct.

(b) Performance of Obligations. GoLogiq and the Seller shall have performed in all material respects all obligations and covenants required to be performed by it under the GoLogiq Agreement at or before the Closing Date.

(c) Absence of GoLogiq Material Adverse Effect. No event, circumstance, development, change or effect shall (i) have occurred since the date of the GoLogiq Agreement that, individually or in the aggregate, has caused a material adverse effect on GoLogiq, or (ii) continue to occur that would reasonably be expected to cause, individually or in the aggregate, a material adverse effect on GoLogiq.

(d) Third Party Consent to Separation Agreement. The Company shall have received the requisite consents from applicable third parties, including without limitations, lenders or creditors of the Company, with respect to the Separation Agreement and the transactions contemplated therein. Such third-party consent shall remain in effect through, and shall not have been withdrawn by the applicable third party prior to, the Closing.

(e) Officer’s Certificate. The Company shall have received a certificate, signed by an executive officer of GoLogiq and the Seller, as applicable, certifying as to the matters set forth in Section 6.02(a), Section 6.02(b), Section 6.02(c) and Section 6.02(e) of the GoLogiq Agreement.

Closing Deliverables

At the Closing, the Company shall deliver to Seller the following:

(a) a certificate of the Secretary (or other officer) of the Company certifying: (i) that attached thereto are true and complete copies of all resolutions of the board of directors of the Company authorizing the execution, delivery, and performance of the GoLogiq Agreement, and the other agreements, instruments, and documents required to be delivered by in connection with the GoLogiq Agreement or at the Closing to which the Company is a party (collectively, the “Company Transaction Documents”) and the consummation of the transactions contemplated thereby and by the GoLogiq Agreement, and that such resolutions are in full force and effect; and (ii) the names, titles, and signatures of the officers of the Company authorized to sign the GoLogiq Agreement and the other Company Transaction Documents.

(b) the Consideration;

(c) all documents, instruments, agreements and certificates required pursuant to Section 6.01 and Section 6.03 of the GoLogiq Agreement; and

(d) all other documents, instruments and writings which are reasonably requested by Seller to be delivered by the Company at or prior to the Closing pursuant to the GoLogiq Agreement.

Termination of the GoLogiq Agreement

The GoLogiq Agreement is subject to termination prior to Closing under certain circumstances, and may be terminated:

(a) at any time prior to the Closing Date by the mutual consent of the parties;

(b) by the Company or the Seller if the GoLogiq Purchase has not been consummated by the date that is 180 days from the date of the GoLogiq Agreement (the “Termination Date”), except that the right to terminate this Agreement under this provision shall not be available to any party whose breach of this Agreement has been a principal cause of, or principal reason for, the failure to consummate the GoLogiq Purchase by such date;

35

(c) by the Company or the Seller if any Law or Order is enacted, issued, promulgated or entered by a Governmental Authority of competent jurisdiction (including Nasdaq) that permanently enjoins, or otherwise prohibits consummation of the GoLogiq Purchase, and (in the case of any Order) such Order has become final and non-appealable;

(d) by the Seller if the Buyer materially breaches any of its representations, warranties, covenants or agreements contained in the GoLogiq Agreement, and such breach has not been cured by the Buyer within the earlier of (i) 30 days after Buyer’s receipt of written notice of such breach from Seller, and (ii) three Business Days prior to the Termination Date;

(e) by the Seller if all of the conditions set forth in Section 6.01 and Section 6.02 of the GoLogiq Agreement have been satisfied and Buyer has failed to fulfill its obligation and agreement herein to consummate the Closing within three Business Days following written notice of such satisfaction from GoLogiq and that GoLogiq is ready, willing and able to consummate the GoLogiq Purchase;

(f) by the Seller if the Separation Agreement, in a form acceptable to GoLogiq in its sole discretion, is not executed at the Closing;

(g) by us if GoLogiq breaches any of its representations, warranties, covenants or agreements contained in the GoLogiq Agreement, which breach (i) would give rise to the failure of a condition set forth in Section 6.01 or Section 6.02 of the GoLogiq Agreement and (ii) cannot be cured by the Termination Date, or, if curable, has not been cured by GoLogiq within the earlier of (A) 30 days after GoLogiq’s receipt of written notice of such breach from Buyer and (B) three Business Days prior to the Termination Date; provided Buyer shall not have the right to terminate the GoLogiq Agreement pursuant to this provision if the Buyer is then in breach of any of its representations, warranties, covenants or agreements contained in the GoLogiq Agreement that would result in the conditions to Closing set forth in the GoLogiq Agreement not to be satisfied;

(h) by us if all of the conditions set forth in Section 6.01 and Section 6.03 of the GoLogiq Agreement have been satisfied and GoLogiq has failed to fulfill its obligation and agreement herein to consummate the Closing within three Business Days following written notice of such satisfaction from Buyer and that Buyer is ready, willing and able to consummate the GoLogiq Purchase.

If the GoLogiq Agreement is validly terminated pursuant to this “Termination of the GoLogiq Agreement”, it shall become void and of no further force and effect, with no Liability on the part of any party (or any stockholder or Representative of such party). The following provisions of the GoLogiq Agreement shall survive any valid termination of the GoLogiq Agreement: Section 5.03(b) (Confidentiality), Section 5.09 (Fees and Expenses), this Section 7.05 (Effect of Termination), and Article IX (Miscellaneous).

Third-Party Beneficiaries

Except (a) as provided in Section 5.06 of the GoLogiq Agreement, (b) for the provisions of Section 2.01, Section 2.02 and Section 2.03 of the GoLogiq Agreement (which, only from and after the Closing, shall be for the benefit of holders of Buyer Common Stock as of the Closing), the Seller and the Company agree that the GoLogiq Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies set forth in the GoLogiq Agreement, including the right to rely upon the representations and warranties.

Governing Law

All matters arising out of or relating to the GoLogiq Agreement and the GoLogiq Purchase (including its interpretation, construction, performance and enforcement) shall be governed by and construed in accordance with the Law of the State of Delaware without giving effect to any choice or conflict of law provision or rule that would cause the application of Laws of any jurisdictions other than those of the State of Delaware.

36

MANAGEMENT FOLLOWING THE CLOSING OF THE GOLOGIQ PURCHASE

Executive Officers and Directors of the Company Following the Closing of the GoLogiq Purchase

The following table lists the names and ages as of [*], 2023 and positions of the individuals who are expected to serve as executive officers and directors of the Company upon completion of the GoLogiq Purchase:

Name	Age	Position(s)
Executive Officers
Granger Whitelaw	56	Chief Executive Officer and Director
Miles Jennings	45	President, Interim Chief Financial Officer and Director
Evan Sohn	55	Executive Chairman

Non-Employee Directors

Deborah Leff	57	Director
Timothy O’Rourke	56	Director
Wallace D. Ruiz	71	Director
Steve Pemberton	55	Director
Robert Heath	62	Director
Peter Bordes	60	Director

Executive Officers

Please see the below biographical information for those persons who are expected to serve as executive officers of the Company following the Closing:

Granger Whitelaw – Mr. Whitelaw was appointed as a director of GoLogiq effective March 15, 2022. For the last five years Mr. Whitelaw has been CEO of Raybar Group with offices in the UsA, Singapore and Vietnam.   Currently based in Vietnam, Mr. Whitelaw is a serial entrepreneur who has successfully built and advised many businesses in Media, Aviation, Racing, Entertainment, Software, Technology, Consumer Products, and Real Estate in the U.S and countries around the world. Mr. Whitelaw has raised over $3.4 Billion for independent projects over his career and completed many mergers, acquisitions, public offerings and private equity financings. Along with a strong background in Finance and Operations, Mr. Whitelaw’s core strengths are Strategy, Sales, Marketing, Mergers/Acquisitions, Governance and Corporate Development.

Miles Jennings – Mr. Jennings served as our Chief Operating Officer and President from 2020 through June 2023. In June 2023, Mr. Jennings again became Chief Executive Officer. Mr. Jennings founded our Company and served as the Chief Executive Officer of Recruiter.com, Inc. from 2015 until October 2017, and then as Chief Executive Officer of Truli Technologies, Inc. and its subsidiary, VocaWorks, Inc., from then until March 2019, when Truli Technologies merged with Recruiter.com, Inc. Mr. Jennings served as Chief Executive Officer of the merged company, Recruiter.com Group, Inc. through July 1, 2020, when he moved into the role of President and Chief Operating Officer. Mr. Jennings currently serves on our Board. Mr. Jennings has worked in the recruiting and online recruiting industry since 2003 at employers including Modis, an Adecco division, and Indeed.com. He is a graduate of Trinity College in Hartford, CT with a degree in philosophy.

Evan Sohn – Mr. Sohn served as our Chief Executive Officer from July 2020 through June 2023 when he became our Executive Chairman. He had served as Chairman since April 2019. He served as Vice President of Sales at Veea Inc., a company offering a platform-as-a-service (PaaS) platform for computing, mobile payment, point of sale, and retail solutions, from April 2018 until June 2020 Prior to joining Veea Inc., from September 2015 to April 2018, Mr. Sohn served as the Vice President of Sales at Poynt Inc., a company developing and marketing Poynt, a platform for next generation payments. Prior to that, from April 2012 to September 2015, Mr. Sohn was the Vice President of Sales at VeriFone, Inc., a company designing, marketing, and servicing electronic payment systems. Mr. Sohn is also the co-founder and Vice President of the Sohn Conference Foundation, a non-for-profit dedicated to the treatment and cure of pediatric cancer and related childhood diseases. He is a graduate of the NYU Stern School of Business with a degree in computer information systems and management.

37

Directors

Please see the below biographical information for those persons who are expected to serve as non-executive directors of the Company following the Closing:

Timothy O’Rourke – Mr. O’Rourke has served on the Board since March 2019. Mr. O’Rourke was designated by Genesys pursuant to the terms of the Genesys Purchase. Mr. O’Rourke has served as the Managing Director of Icon Information Consultants, LP, a provider of human capital solutions, consulting, payroll and professional services, and a shareholder of Genesys, since February 2001. Mr. O’Rourke brings to the Board his experience and expertise in HR and recruitment solutions for employers. He is a graduate of the University of Houston with a degree in electrical engineering.

Wallace D. Ruiz – Mr. Ruiz has served on the Board since May 2018. Mr. Ruiz has served as the Chief Financial Officer of Inuvo, Inc. (NYSE: INUV), an advertising technology company based in Little Rock, AR since June 2010. Mr. Ruiz was selected for appointment to the Board for his experience with public companies as well as his accounting skills. Mr. Ruiz is a Certified Public Accountant in the State of New York. He is a graduate of St. John’s University with a degree in computer science and Columbia University with a MBA in finance and accounting.

Deborah S. Leff – Ms. Leff has served on the Board since August 2020. Ms. Leff has served as a Global Leader at IBM since October 2012 and most recently held the position of Global Industry CTO for Data Science and AI. Ms. Leff was selected for appointment to the Board for her experience with successfully implementing artificial intelligence and machine learning projects to drive strategic outcomes. Ms. Leff has worked with senior leaders of Fortune 1000 companies to gain critical insights from data to drive customer experience and optimize business operations. In addition, Ms. Leff has built and run global sales teams and brings experience and expertise in sales management and sales execution. Ms. Leff is also the Founder of Girls Who Solve, a STEM education program for high school girls that focuses on how data science and technology can be used to solve a range of challenges in both for-profit and nonprofit organizations.

Steve Pemberton – Mr. Pemberton has served on the Board since March 2021. Mr. Pemberton has served as chief human resources officer of Workhuman, a provider of cloud-based human capital management solutions since December 2017. In such capacity, Mr. Pemberton works with HR leaders and senior management executives worldwide to help build inspiring workplaces where every employee feels recognized, respected, and appreciated for who they are and what they do. He champions and promotes the Workhuman movement to inspire HR leaders to embrace more humanity and foster a sense of purpose in the workplace. Prior to joining Workhuman, Mr. Pemberton served as VP Diversity and Inclusion, Chief Diversity Officer at Walgreens Boots Alliance (and as Chief Diversity Officer at its predecessor Walgreens) from 2011 to 2017 and as VP, Chief Diversity Officer at Monster.com from 2005 to 2010. In 2015, Mr. Pemberton was appointed by United States Secretary of Labor Thomas Perez to serve on the Advisory Committee for the Competitive Integrated Employment of People with Disabilities. Mr. Pemberton earned his undergraduate and graduate degrees at Boston College and serves on several nonprofit boards, including UCAN and Disability in addition to his own A Chance in the World Foundation, the non-profit he founded to help young people aging out of the foster care system.

Robert Heath – Mr. Heath has served on the Board since March 2021. Mr. Heath is Executive Vice President at RPX Corporation, a provider of patent risk management solutions. Mr. Heath joined RPX in 2011 and served as the company’s Chief Financial Officer, from 2015 to May 2017. During his tenure at RPX, Mr. Heath has been the principal architect of some of the industry’s largest syndicated licensing transactions. Before coming to RPX, he served as Head of Strategy and Acquisitions for Technicolor, a leading supplier of technology and services to media companies, where he oversaw an acquisition and divestiture program that refocused the company from consumer electronics to services and technology licensing. Prior to Technicolor, Mr. Heath served as Chief Operating Officer and Chief Financial Officer at iBahn, an Internet service provider to the hospitality industry. Earlier in his career, Mr. Heath worked as an investment banker, focusing on technology and growth companies at Kidder Peabody, SG Warburg and Robertson Stephens. Mr. Heath received his A.B. from Harvard University and his M.B.A. from the University of Chicago Booth School of Business.

Peter Bordes – Mr. Bordes was appointed as a director of GoLogiq effective February 6, 2023. Mr. Bordes has been an independent director of Beasley Broadcast Group, Inc. (NASDQ: BBGI), since November 2016. BBGI owns 61 radio properties and reaches more than 20 million consumers on a weekly basis. Mr. Bordes was one of the owners of Greater Media, Inc., where he served as a member of its board of directors from 2008 until October 2016. Mr. Bordes is a founder of Trajectory Ventures and Trajectory Capital Partners, a venture capital company investing in disruptive innovation driving global digital transformation, and has served as a Managing Partner since March 2012. Since February 2021, Mr. Bordes has served as the Executive Chairman and Chief Executive Officer of Trajectory Alpha Acquisition Corp. (NYSE:TCOA), a special purpose acquisition company, or blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or companies. Since March 2021, he has served on the board of directors of Alfi   (NASDAQ: ALF) and acted as interim CEO from October 2021 until July 2022. Since May 2019, Mr. Bordes has been a member of the board of directors of Kubient  (NASDAQ: KBNT) and served as the company’s Chief Executive Officer from May 15, 2019 until October 31, 2020. From November 2018 to June 2019, Mr. Bordes served as the Chairman and Co-Founder of MainBloq, a cloud-based modular platform for trading digital currencies and investing in digital assets. From January 2017 to June 2019, Mr. Bordes served as the Co-Founder and Director of TruVest, a sustainable affordable housing, real estate investment, development and technology company. From January 2011 to June 2019, Mr. Bordes served as Chairman and Chief Executive Officer of OneQube, Inc., a digital audience management platform. From June 2004 to August 2011, Mr. Bordes was a Co-Founder and Chief Executive Officer of MediaTrust, a real-time performance marketing advertising exchange for direct response marketing. Mr. Bordes’ current board services include New England College, Fraud.net, Hoo.be, MediaJel, Alfi, Fernhill Corp and Ocearch. Mr. Bordes holds a Bachelor of Arts from New England College.

None of the current or prospective officers or directors of the Company have a written employment or service agreement with the Company.

Committees of the Board of Directors

Board Committees

The Board currently has the following standing committees: the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee (the “Nominating Committee”).

38

The following table identifies the independent and non-independent Board and committee members following the Closing :

Name	Audit(1)	Compensation(2)	Nominating(3)	Independent
Evan Sohn
Miles Jennings
Granger Whitelaw
Deborah Leff	X	Chairwoman	Chairwoman	X
Timothy O’Rourke
Wallace D. Ruiz	Chairman	X	X	X
Robert Heath	X	X		X
Steve Pemberton			X	X
Peter Bordes				X

Board and Committee Meetings

During the year ended December 31, 2022, the Board had four meetings, the Audit Committee had four meetings, the Compensation Committee had five meetings, and the Nominating Committee had one meeting.

There were no directors (who were incumbent at the time), who attended fewer than seventy-five  percent of the aggregate total number of Board meetings and meetings of the Board committees of which the director was a member during the applicable period.

Audit Committee

Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee reviews our financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting.

Audit Committee Financial Expert

Our Board has determined that Mr. Ruiz is qualified as an Audit Committee Financial Expert, as that term is defined under the rules of the SEC and in compliance with the Sarbanes-Oxley Act.

Compensation Committee

The function of the Compensation Committee is to determine the compensation of our executive officers. The Compensation Committee has the power to set performance targets for determining annual bonuses payable to executive officers and may review and make recommendations with respect to stockholder proposals related to compensation matters.

Nominating Committee

The responsibilities of the Nominating Committee include the identification of individuals qualified to become Board members, the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, establishing procedures for the nomination process, oversight of possible conflicts of interests involving the Board and its members, developing corporate governance principles, and the oversight of the evaluations of the Board and management. The Nominating Committee has not established a policy with regard to the consideration of any candidates recommended by stockholders. If we receive any stockholder recommended nominations, the Nominating Committee will carefully review the recommendation(s) and consider such recommendation(s) in good faith.

Family Relationships

There are no family relationships among our directors and/or executive officers.

Board Diversity

While we do not have a formal policy on diversity, our Board considers diversity to include the skill set, background, reputation, type and length of business experience of our Board members as well as a particular nominee’s contributions to that mix. Our Board believes that diversity promotes a variety of ideas, judgments and considerations to the benefit of our Company and stockholders. Although there are many other factors, the Board primarily focuses on public company board experience, knowledge of the recruiting industry, or background in finance or technology, and experience operating growing businesses.

39

Board Leadership Structure

Our Board has not adopted a formal policy regarding the separation of the offices of Chief Executive Officer and Chairman of the Board. Rather, the Board believes that different leadership structures may be appropriate for our Company at different times and under different circumstances, and it prefers flexibility in making this decision based on its evaluation of the relevant facts at any given time.

Board Role in Risk Oversight

Our Board bears responsibility for overseeing our risk management function. Our management keeps the Board apprised of material risks and provides to directors access to all information necessary for them to understand and evaluate the effect of these risks, individually or in the aggregate, on our business, and how management addresses them. Our Executive Chairman works closely together with the Board once material risks are identified on how to best address such risks. If the identified risks present an actual or potential conflict with management, our independent directors may conduct the assessment.

Code of Ethics

Our Board has adopted a Code of Ethics that applies to all of our employees, including our Executive Chairman, Chief Executive Officer, Chief Financial Officer and to our directors. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistleblowing or the prompt reporting of illegal or unethical behavior. We will provide a copy of our Code of Ethics, without charge, upon request in writing to Recruiter.com Group, Inc. at 500 Seventh Avenue, New York, New York, 10018, Attention: Corporate Secretary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as specifically noted, the following table sets forth information with respect to the beneficial ownership of our Common Stock as of the Record Date.

●	each of our directors and named executive officers; and

●	each person known to us to beneficially own more than 5% of our Common Stock on an as-converted basis.

The calculations in the table below are based on 1,433,903 shares of Common Stock issued and outstanding as of the Record Date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we have included shares that the person has the right to acquire within 60 days, including through the exercise of any option, warrant or other right or the conversion of any other security. These shares, however, are not included in the computation of the percentage ownership of any other person.

Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Recruiter.com Group, Inc., 500 Seventh Ave., New York, New York 10018.

40

Name of Beneficial Owner (1)		No. of Shares Beneficially Owned	% of Class
Evan Sohn (2)	60,077		4.1%
Miles Jennings (3)	80,241		5.5%
Judy Krandel (4)	26,696		2%
Deborah Leff (5)	5,522	*
Tim O’Rourke (6)	25,394		2%
	0
Wallace Ruiz (7)	6,304	*
Steve Pemberton (8)	5,111	*
Robert Heath (9)	6,178	*
	0
All executive officers and directors as a group (8 persons) (10)	240,849		17%
	0
5% Stockholders	0
	0
	0
Michael Woloshin (11)	99,071		7%

(1)

This does not include information regarding the sole holder of Series E Preferred Stock as a separate class. The holder of Series E Preferred Stock votes together with the holders of Common Stock on all matters on an as converted basis, subject to any  4.99% or 9.99% beneficial ownership limitations, as applicable. Michael Woloshin owns the Series E preferred stock. As June 15, 2023, he owned 4.85% of the Company.

41

(2)

Evan Sohn is the Executive Chairman. Includes 29,210 and 1,847shares of our Common Stock issuable upon exercise of stock options and vesting of restricted stock units respectively that are vested or vesting within 60 days from the Record Date.

(3)	Miles Jennings is the President and Chief Operating Officer. Includes 12,195 shares issuable upon exercise of stock options that are vested or vesting within 60 days from the Record Date.

(4)	Includes 24,695 shares of Common Stock issuable upon exercise of stock options that are vested or vesting within 60 days from the Record Date.

(5)	Includes 5,389 shares of Common Stock issuable upon exercise of stock options that are vested or vesting within 60 days from the Record Date.

(6)

Includes (i) 20,122 shares of our Common Stock beneficially owned by Icon Information Consultants, LP, of which Mr. O’Rourke is the Managing Director, and (ii)  5,271shares of our Common Stock issuable upon exercise of stock options that have vested or vesting within 60 days from the Record Date. Mr. O’Rourke disclaims beneficial ownership of the shares beneficially owned by Icon Information Consultants, LP, except to the extent of his pecuniary interest therein.

(7)

Includes 5,271 shares of our Common Stock issuable upon exercise of stock options that have vested or vesting within 60 days from the Record Date and 266shares of our Common Stock issuable upon exercise of our common stock purchase warrants.

(8)	Includes 5,111shares of Common Stock issuable upon exercise of stock options that are vested or vesting within 60 days from the Record Date.

(9)

Includes 5,644 shares of our Common Stock issuable upon exercise of stock options that have vested or vesting within 60 days from the Record Date and 533 shares of our Common Stock issuable upon exercise of our common stock purchase warrants.

(10)

Includes 82,643 and shares of our Common Stock issuable upon exercise of stock options and vesting of restricted stock units, respectively, that have vested or vesting within 60 days from the Record Date, and 800 shares of our Common Stock issuable upon exercise of common stock purchase warrants.

(11)

Based on information provided by Mr. Woloshin. Includes (i) 5,088shares of Common Stock beneficially owned by Cicero Consulting Group LLC, which Mr. Woloshin controls together with Mr. Joseph W. Abrams, and (ii) 316 shares of Common Stock owned by Caesar Capital Group LLC with respect to which Mr. Woloshin has the shared voting and dispositive power with respect to the shares discussed in (i) of this footnote, and the sole voting and dispositive power with respect to the shares discussed in (ii) of this footnote. Address is 1858 Pleasantville Road Suite 110, Briarcliff Manor NY 10510.

42

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information as of December 31, 2022 with respect to our compensation plans under which equity securities may be issued.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
2017 Equity Incentive Plan (1)	52,860	70.8	8,233
2021 Equity Incentive Plan (1)	151,904	40.5	61,318
Equity compensation plans not approved by security holders
Total	204,764	48.3	69,551

(1)	The weighted average exercise price relates to the options only. RSUs were excluded as they have no exercise price.

PRINCIPAL STOCKHOLDERS OF THE COMPANY FOLLOWING THE CLOSING OF THE GOLOGIQ PURCHASE

The following table and the related notes present information on the beneficial ownership of shares of the Company following the closing of the GoLogiq Purchase by:

•	each prospective director of the Company following the closing of the GoLogiq Purchase (other than the additional directors to be designated);

•	each prospective executive officer of the Company following the closing of the GoLogiq Purchase;

43

•	all of the prospective directors of the Company following the closing of the GoLogiq Purchase (other than the additional directors to be designated) and prospective executive officers as a group; and

•	each stockholder known by us to beneficially own more than five percent of the Company’s common stock shares following the closing of the GoLogiq Purchase.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. The number of shares owned, total shares beneficially owned and the percentage of common stock beneficially owned assumes, in each case, the consummation of the GoLogiq Purchase, for a total of 1,720,545 shares of Common Stock to be outstanding immediately following the consummation of the GoLogiq Purchase, including a total of approximately 286,638 shares of common stock immediately issuable to the Seller pursuant to the terms of the GoLogiq Agreement.

This table is based on information supplied by each prospective director, officer and principal stockholder of the Company’s common stock shares following the closing of the GoLogiq Purchase. Except as indicated in footnotes to this table, the Company believes that the stockholders named in this table have or will have (following the closing of the GoLogiq Purchase) sole voting and investment power with respect to all shares of Recruiter.com common stock shown to be beneficially owned by them, based on information provided by such stockholders. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of our directors, director nominees and officers is c/o Recruiter.com Group, Inc., 500 Seventh Ave., New York, New York 10018.

Title of Class	Name of Beneficial Owner	Position with Company	Beneficial Ownership	Percent of Shares Beneficially Owned
Common	Granger Whitelaw	Chief Executive Officer and Director	*
Common	Miles Jennings	President, Interim Chief Financial Officer and Director	80,241	5.6%
Common	Evan Sohn	Executive Chairman	60,677	4.2%
Common	Deborah Leff	Director	*
Common	Timothy O’Rourke	Director	*
Common	Wallace D. Ruiz	Director	*
Common	Steve Pemberton	Director	*
Common	Robert Heath	Director	*
Common	Peter Bordes	Director	*

Common	Directors and executive officers as a group (9 persons)		182,523	12.3%

Greater than 5% Stockholders
Common	GoLogiq, Inc.		237,110	16.66%

*Less than 1%

44

RELATED PARTY TRANSACTIONS

               Effective September 18 ,2023, the Company entered into an Independent Contractor Agreement (the “IC Agreement”) with Brent Suen, an executive officer of GoLogiq. The services to be performed by Mr. Suen under the IC Agreement (the “Services”) include the restructuring and/or extinguishment of the Company’s existing debt obligations. Unless earlier terminated or extended, the IC Agreement expires on May 30, 2024. Mr. Suen will receive compensation for the Services consisting of  (i) a fixed fee of $7,500 per month, (ii) a bonus of $30,000 upon the successful payoff of at least $1,800,000 in debt owed by Company to existing debtholders from an outside funding source independent of Joseph Gunnar & Co. LLC, and (iii) expense reimbursement for all expenses that are specifically pre-approved in writing by the Company  up to $25,000, and all pre-approved expenses thereafter.

FINANCIAL INFORMATION RELATED TO THE GOLOGIQ PURCHASE

Financial Statements of the Company

The audited historical financial statements of the Company and its subsidiaries for the years ended December 31, 2022 and December 31, 2021 are contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and are incorporated by reference into this proxy statement and are also are included herein. See “Index to Financial Statements of Recruiter.com Group, Inc. and GoLogiq, Inc.”, below.  The unaudited historical financial statements of the Company and its subsidiaries for the nine months ended September 30, 2023 and 2022 are contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, and are incorporated by reference into this proxy statement and are also are included herein. See “Index to Financial Statements of Recruiter.com Group, Inc. and GoLogiq, Inc.”, below. See “Where You Can Find More Information”, below.

A representative of Salberg & Company, P.A., our independent registered public accounting firm, will not be attending the Special Meeting.

Financial Statements of GoLogiq

The audited historical financial statements of GoLogiq and its subsidiaries for the years ended December 31, 2022 and December 31, 2021 and the unaudited historical financial statements of GoLogiq and its subsidiaries for the six months ended September 30, 2023 and 2022 are included herein. See “Index to Financial Statements of Recruiter.com Group, Inc. and GoLogiq, Inc.”, below.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of GoLogiq, Inc.

You should read the following discussion and analysis of GoLogiq’s financial condition and operating results together with the audited financial statements and related notes included elsewhere in this proxy statements.

This discussion and analysis contains forward-looking statements based upon current beliefs, plans and expectations that involve risks, uncertainties and assumptions. Future results may differ materially from those anticipated in these forward-looking statements as a result of various factors.

Results of Operations

Comparison of the years ended December 31, 2022 and 2021

Revenue

During the year ended December 31, 2022, GoLogiq generated $5,454,119 of revenue from its CreateApp platform, compared to $nil for the year ended December 31, 2021.

Cost of Service Revenue

During the year ended December 31, 2022, GoLogiq incurred $3,382,954 from CreateApp platform operations, compared to $nil for the year ended December 31, 2021.

Gross margin

During the year ended December 31, 2022, GoLogiq generated gross margin of $2,071,165 from its CreateApp platform, compared to $nil for the year ended December 31, 2021.

45

Operating Expenses

During the year ended December 31, 2022, GoLogiq incurred total operating expenses, including general and administrative, sales and marketing, research and development, professional fees and impairment loss of $26,325,487, compared to $27,800 during the year ended December 31, 2021. An impairment loss of $19,700,000 arose as a result of revaluation of CreateApp platform.

In connection with the CreateApp acquisition in January 2022, during the year ended December 31, 2022, operating expenses incurred by Logiq Inc of $3,427,173 were shared to GoLogiq on the basis of the “Separation Agreement” of CreateApp on a going forward basis and impairment loss $19,700,000 for the CreateApp platform which was revalued to US$11,800,000 on February 28, 2023. Additionally, the period over period increase was partially due to stock based compensation of $1,954,962 and $nil for the year ended December 31, 2022 and 2021, respectively.

Net Loss

GoLogiq's net loss for the year ended December 31, 2022 was ($24,254,322), compared to net loss of ($27,800) during the year ended December 31, 2021.

Comparison of the nine months ended September 30, 2023 and 2022

Revenue

During the nine months ended September 30, 2023, the Company generated $74,489 from its CreateApp platform, compared to $5,277,379 for the nine months ended September 30, 2022. Revenues have reduced significantly as a result of strategic shift to targeting end users in FY2023 as compared to wholesale bulk distributors in FY2022.

Cost of Service

During the nine months ended September 30, 2023, the Company incurred $40,131 from CreateApp platform operations, compared to $3,287,992 during the nine months ended September 30, 2022.

Gross margin

During the nine months ended September 30, 2023, the Company generated gross margin of $34,358 from its CreateApp platform, compared to $1,989,387 during the nine months ended September 30, 2022.

Operating Expenses

Operating expenses were $4,643,787 and $4,703,986 for the nine months ended September 30, 2023 and 2022, respectively.

Net Loss

Our net loss for the nine months ended September 30, 2023 was ($4,609,429) compared to net loss of ($2,714,599) during the nine months ended September 30, 2022.

Liquidity and Capital Resources

During the nine months ended September 30, 2023, our primary sources of capital came from (i) cash flows from our operations, predominantly from providing services under our CreateApp platform, and (ii) our acquisition of the CreateApp working capital balance as of December 31, 2022.

As of September 30, 2023, our total assets were $11,800,237, compared to $11,835,254 in total assets as of December 31, 2022.

Stockholders’ funds were $10,186,926 as of September 30, 2023, compared to stockholders’ deficit of $9,725,726 as of December 31, 2022.

On July 26, 2022, the Company sold and issued an aggregate of 2,000,000 shares of its newly created Series A Preferred stock to certain members of its management for an aggregate purchase price of $20,000 ($0.01 per share).

Commensurate with the closing of the Gamma Rey transaction on March 7, 2003, the 2,000,000 shares of the Series A Preferred Stock, par value $0.001 per share (“Series A Preferred”) were converted by the holders into 6,000,000 shares of Company common stock, and the Series A Preferred was extinguished.

We expect that we will use our future sources of liquidity, cash flows (post-CreateApp Acquisition) and fund raising to fund ongoing operations, research and development projects for new products and technologies, and provide ongoing support services for our customers. Over the next two fiscal years, we anticipate that we will use our liquidity, and cash flows and from our operations together with fund raising to fund our growth. In addition, as part of our business strategy, we may occasionally evaluate potential acquisitions of businesses, products and technologies, and minority equity investments. Accordingly, a portion of our available cash may be used at any time for the acquisition of complementary products or businesses or minority equity investments. Such potential transactions may require substantial capital resources, which may require us to seek additional debt or equity financing. We cannot assure you that we will be able to successfully identify suitable acquisition or investment candidates, complete acquisitions or investments, integrate acquired businesses into our current operations, or expand into new markets. Furthermore, we cannot provide assurances that additional financing will be available to us in any required time frame and on commercially reasonable terms, if at all.

46

We expect that we will need to raise additional capital through the issuance of additional equity and/or debt. If financing is not available at adequate levels, we may need to re-evaluate our operating plans. Based on projected activities, management projects that cash and cash equivalents on hand are not sufficient to support operations for at least the next 12 months, which raises substantial doubt about the Company’s ability to continue as a going concern without implementing fund raising or continuing support from its shareholders.

Cash Used in Operating Activities

Operating activities used $341,858 in operations for the nine months ended September 30, 2023, as compared to ($1,791,774) for the nine months ended September 30, 2022. This increase is attributable to net loss from operations of ($4,609,429).

Financing Activities

During the nine months ended September 30, 2023, financing activities net cash used in ($376,875) compared to net cash provided $618,979 for the nine months ended September 30, 2022

Investing Activities

Investing activities provided $nil in cash for the nine months ended September 30, 2023, as compared to $1,172,795 for the nine months ended September 30, 2022. This decrease is a result of the platform of CreateApp had been completed spin off in Q1 2023.

Unaudited Pro Forma Combined Financial Statement of Recruiter and GoLogiq

The unaudited pro forma condensed combined balance sheet as of September 30, 2023 is presented as if the proposed acquisition had occurred as of September 30, 2023. The unaudited pro forma combined financial statements of Recruiter.com Group, Inc. (“Recruiter”) and GoLogiq, Inc. (“GoLogiq”) have been adjusted to reflect certain reclassifications in order to conform GoLogiq’s  historical financial statement presentation to Recruiter’s financial statement presentation for the combined company.

The unaudited pro forma combined condensed financial statements give effect to the acquisition under the acquisition method of accounting in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 805, Business Combinations, which we refer to as ASC 805, with the Company as the accounting acquirer.  The condensed combined financial statements also give effect to the spin-off of the Company’s legacy business.

The value of the consideration was determined based on the closing price per share of Recruiter common stock on the assumed closing date.  The preliminary pro forma adjustments have been made solely for the purpose of presenting the unaudited pro forma combined financial statements.

Assumptions and estimates underlying the unaudited adjustments to the pro forma combined financial statements are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma combined financial statements. The historical consolidated financial statements have been adjusted in the unaudited pro forma combined condensed consolidated financial statements to give effect to pro forma events that are: (1) directly attributable to the acquisition; (2) factually supportable; and (3) with respect to the unaudited pro forma combined statements of operations, expected to have a continuing impact on the combined results of Recruiter and GoLogiq following the acquisition.

In connection with the plan to spin-off of assets of Recruiter, Recruiter anticipates that non-recurring charges, such as costs associated with legal, accounting, and other costs related to closing the transaction, will be incurred. Recruiter is not able to determine the timing, nature and amount of these charges as of the date of this document. However, these charges could affect the combined results of operations of Recruiter and GoLogiq, as well as those of the combined company following the acquisition, in the period in which they are recognized The unaudited pro forma condensed consolidated financial statements do not include the effects of the costs associated with any restructuring or integration activities resulting from the transaction, as they are non-recurring in nature and not factually supportable at the time that the unaudited pro forma combined condensed consolidated financial statements were prepared.

The pro forma information presented is for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have been realized if the acquisitions had been completed on the dates indicated, nor is it indicative of future operating results or financial position. The pro forma adjustments represent Recruiter’s management’s best estimate and are based upon currently available information and certain assumptions that Recruiter believes are reasonable under the circumstances. Refer to the footnote to the unaudited pro forma combined financial information for more information on the basis of preparation.

47

Recruiter and GoLogiq

Unaudited Pro Forma Condensed Combined Balance Sheet

As of September 30, 2023

	RCRT	GOLQ	Adjustments	Pro forma

ASSETS
Current Assets
Cash and cash equivalents	296,263	237	(296,263)	237
Other current assets	2,370,366	-	(2,370,366)	-
Total current assets	2,666,629	237	(2,666,629)	237

Intangible assets, net	1,623,300	8,968,000	(3,668,560)	6,922,740
Goodwill	7,101,084	2,832,000	(6,133,882)	3,799,202
Property and equipment	42,568	-	(42,568)	-
TOTAL ASSETS	11,433,581	11,800,237	(12,511,639)	10,722,179
LIABILITIES AND STOCKHOLDER’S EQUITY
Current Liabilities
Accounts payable and accrued liabilities	9,554,841	1,130,890	(9,554,841)	1,130,890
Due to a related party	-	482,420	-	482,420
Total Liabilities	9,554,841	1,613,310	(9,554,841)	1,613,310
Contingent consideration	-	-	8,762,038	8,762,038
Stockholder’s Equity
Preferred stock, Series D, $0.0001 par value; 2,000,000 shares authorized; 0 shares issued and outstanding as of September 30, 2023	-	-	-	-
Preferred stock, Series E, $0.0001 par value; 775,000 shares authorized; 86,000 shares issued and outstanding as of September 30, 2023	9	-	-	9
Common stock, $0.0001 par value; 6,667,667 shares authorized; 1,433,903 and 1,423,253 shares issued and outstanding actual and pro forma, respectively.	143	-	29	172
Additional paid-in capital	76,964,496	10,186,927	(4,617,781)	82,533,642
Share subscriptions receivable	-	-	-	-
Accumulated deficit	(75,085,908)	-	(7,101,084)	(82,186,992)
Total Stockholder’s Equity	1,878,740	10,186,927	(11,718,836)	346,831

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	11,433,581	11,800,237	12,511,639	10,722,179

48

Recruiter and GoLogiq

Unaudited Pro Forma Condensed Combined Statements of Operations

For the nine months ended September 30, 2023

	RCRT	GOLQ	Adjustments	Pro forma

Service Revenue	$3,010,870	74,489	(3,010,870)	$74,489
Cost of Service	2,163,354	40,131	(2,163,354)	40,131
Gross Profit	847,516	34,358	(847,516)	34,358

Operating Expenses
General and administrative	6,943,096	4,574,287	(5,904,685)	5,612,698
Sales and marketing	-	-	-	-
Impairment loss	-	-	-	-
Research and development	-	69,500	-	69,500
Total operating expenses	6,943,096	4,643,787	(5,904,685)	5,682,198

(Loss) from continuing operations	(6,095,580)	(4,609,429)	5,057,169	(5,647,840)

Other income (expense) net	233,730	-	(233,730)	-
Net (Loss) from continuing operations	$(5,861,850)	(4,609,429)	4,823,439	$(5,647,840)
Net income from discontinued operations	535,126	-	(535,126)	-
Net Loss	(5,326,724)	(4,609,429)	4,288,313	(5,647,840)
Deemed dividends	(503,643)	-	503,643	-
Net loss attributed to common shareholders	(5,830,367)	(4,609,429)	4,791,956	(5,647,840)
Net loss from continuing operations per common share – basic and diluted	$(4.82)	(0.04)	-	$(3.76)
Net income from discontinued operations per common share - basic and diluted	$0.44	-	-	-
Net loss per common share – basic and diluted	$(4.79)	(0.04)	-	(3.76)
Weighted Average Shares Outstanding	1,215,995	104,600,743	-	1,502,632

49

Recruiter and GoLogiq

Unaudited Pro Forma Condensed Combined Statement of Operations

For the year ended December 31, 2022

	RCRT	GOLQ	Adjustments	Pro forma

Service Revenue	$25,372,274	5,454,119	(25,372,274)	$5,454,119
Cost of Service	16,624,690	3,382,954	(16,624,690)	3,382,954
Gross Profit	8,747,584	2,071,165	(8,747,584)	2,071,165

Operating Expenses
General and administrative	18,975,147	3,503,764	(17,590,599)	4,888,312
Sales and marketing	725,687	5,000	(725,687)	5,000
Impairment expense	4,420,539	19,700,000	2,680,545	26,801,084
Research and development	1,358,675	3,116,723	(1,358,675)	3,116,723
Total Operating Expenses	25,480,048	26,325,487	(16,994,416)	34,811,119

(Loss) from Operations	(16,732,464)	(24,254,322)	8,246,832	(32,739,954)

Other income (expense) net	257,776	-	-	257,776

Net (Loss) and Comprehensive (Loss)	$(16,474,688)	(24,254,322)	8,246,832	$(32,482,178)

Deemed dividend	(1,921,213)	-	-	(1,921,213)

Net loss attributable to common stockholders	(18,395,901)	(24,254,322)	8,246,832	(34,403,391)

Basic and Diluted Net (Loss) per Common Share	(18.91)	(0.71)		(26.56)
Weighted Average Shares Outstanding	1,008,568	34,269,899		1,295,205

50

Notes to the Unaudited Pro Forma Combined Financial Statements for Recruiter and GoLogiq

1. Basis of Presentation

The unaudited pro forma combined condensed combined financial statements are prepared under the acquisition accounting method in accordance with ASC 805, the Company is  the acquirer for accounting purposes.  Accordingly, the acquisition-date fair value of the consideration transferred by the  for its interest in GoLogiq is based on the number of common shares exchanged or to be exchanged for 100% of the equity interests in the GoLogiq SPV multiplied by the Company’s stock price on the day of closing. .

The unaudited pro forma combined condensed consolidated financial statements were prepared in accordance with GAAP,  and present the pro forma financial position and results of operations of the combined companies based upon the historical information after giving effect to the acquisition and adjustments described in these Notes to the unaudited pro forma combined condensed consolidated financial statements. The unaudited pro forma combined condensed consolidated balance sheet is presented as if the acquisition  and spin-off of the Company’s legacy operations had occurred on September 30, 2023; and the unaudited pro forma combined condensed consolidated statement of operations for the nine months ended September 30, 2023 and year ended December 31, 2022 are presented as if the acquisition  and spinoff of the Company’s legacy operations had occurred on January 1, 2022.

2. Balance sheet Adjustments

Acquisition of GoLogiq

The acquisition of GoLogiq is summarized as follows:

Cash	$237
Liabilities	(1,613,310)
Intangible assets	6,922,740
Goodwill	3,799,202
Total consideration transferred	$9,108,869

Fair Value of Consideration Transferred

The assumed consideration transferred consists of 286,638 shares transferred at September 30, 2023 and an additional 7,241,355 shares to be issued upon assumed meeting of certain milestones, post-closing.  The fair value per share of $1.210 per share is based on the closing price of the Company’s common stock on September 30 ,2023 as reported by NASDAQ.

51

Spin-off of the Company’s legacy business

The operating assets and liabilities to be included in the spin-off of the Company’s legacy business include:

Cash and cash equivalents	$296,263
Other current assets	2,370,366
Property and equipment	42,568
Intangible assets, net	1,623,300
Accounts payable and accrued liabilities	9,554,841
Charge to additional paid-in capital	5,222,344

Additionally, in connection with the spin-off of the legacy business the Company impaired legacy goodwill of $7,101,084.

Adjustments to the statement of operations for the nine months ended September 30, 2023.

Nine months of amortization of the intangible assets acquired in connection with the GoLogiq agreement totaling $1,038,300.  Amortization is based on asset value of $6,922,740 with a 5-year estimated useful life.

Spin-off of the legacy operations of the Company

Pro forma weighted average shares outstanding are calculated assuming an incremental 286,638 shares issued in connection with GoLogiq agreement in addition to the weighted average shares outstanding for the period of 1,215,995 for a pro forma total weighted average shares outstanding for the period of 1,502,632.

Adjustments to the statement of operations for the year ended December 31, 2022

Amortization of the intangible assets acquired in connection with the GoLogiq agreement totaling $1,384,548 based on an asset value of $6,922,740 and a 5 year estimated useful life.

Impairment of the legacy goodwill of $7,101,084 upon spin-off of the Company; legacy operations.

Spin-off of the legacy operations of the Company.

Pro forma weighted average shares outstanding are calculated assuming an incremental 286,637 shares issued in connection with GoLogiq agreement in addition to the spilt adjusted weighted average shares outstanding for the period of 1,008,568 for pro forma total weighted average shares outstanding for the period of 1,295,205.

52

PROPOSAL TWO:

STOCKHOLDER APPROVAL OF THE JOB MOBZ AGREEMENT

As discussed elsewhere in this proxy statement, including under “The Job Mobz Sale”, below, the holders of the Company’s common stock will consider and vote on the Job Mobz Sale Proposal. The holders of the Company’s common stock should read this proxy statement carefully in its entirety, including but not limited to the section titled “The Job Mobz Sale”, below, including Annex B (which is incorporated by reference herein), for more detailed information concerning the Job Mobz Agreement and the Job Mobz Sale. A copy of the Job Mobz Agreement is attached to this proxy statement as Annex B.

“The Job Mobz Sale”, below, including Annex B (which is incorporated by reference herein), for more detailed information concerning the Job Mobz Agreement and the Job Mobz Sale. A copy of the Job Mobz Agreement is attached to this proxy statement as Annex B.

Stockholder Approval of the Job Mobz Agreement

While neither the applicable Nasdaq Listing Rules, nor the NRS require approval of our stockholders in connection with the sale of less than all or substantially all of the Company’s assets, we agreed with the asset purchaser in the Job Mobz Agreement to obtain approval of our stockholders, and we are therefore asking our stockholders to approve the Job Mobz Sale Proposal by adopting the following resolution:

“WHEREAS, the Board of Directors of the Company has determined that it is expedient and in the best interests of the Company and its stockholders for the Company to complete the Job Mobz Sale on the terms and subject to the conditions set forth in that certain Asset Purchase Agreement, dated August 16, 2023, between Job Mobz Inc., as buyer, and the Company, as seller (as it has, and may be, further amended from time to time and including all exhibits and schedules thereto, the “Job Mobz Agreement”), pursuant to which the Company will sell certain of its assets to the purchaser.

A vote in favor of the Job Mobz Sale Proposal will be deemed the approval of the Job Mobz Agreement, each of the terms and conditions thereof, and all of the transactions contemplated therein and thereby.

Required Vote; Recommendation of the Board of Directors

Approval of the Job Mobz Sale Proposal requires that more votes are cast in favor of such Sale Proposal than are cast opposing such Job Mobz Sale Proposal, by the holders of shares of the Company’s voting stock present in person or by proxy and entitled to vote on the matter at the Special Meeting, provided that a quorum exists at such Special Meeting. For purposes of the vote on the Job Mobz Sale Proposal, an abstention, a broker non-vote or a failure to submit a proxy card or vote by mail, telephone, over the Internet or in person at the Special Meeting will have no effect on the vote to approve the Job Mobz Sale Proposal, except to the extent that a failure to vote prevents the Company from obtaining a quorum for the Special Meeting. The Job Mobz Sale is contingent upon the Job Mobz Sale Proposal being approved by the Company’s stockholders at the Special Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU

VOTE “FOR” THE APPROVAL OF THE JOB MOBZ SALE PROPOSAL.

THE JOB MOBZ SALE

The discussion of the Job Mobz Sale in this proxy statement is qualified in its entirety by reference to Job Mobz Agreement, a copy of which is attached to this proxy statement as Annex B and incorporated by reference into this proxy statement. We encourage you to read the Job Mobz Agreement carefully and, in its entirety, as it is the legal document that governs the Job Mobz Sale.

53

Overview of the Job Mobz Agreement and Job Mobz Sale

On August 16, 2023, the Company entered into an Asset Purchase Agreement with Job Mobz Inc., for the sale of certain of the Company’s assets, primarily the Recruiter.com brand, its associated intellectual property, and the content of the website and corresponding systems, to Job Mobz for an aggregate purchase price of approximately $1,750,000 and shares of Job Mobz common stock equal to 10% of its issued and outstanding shares of common stock.  All prior agreements with Job Mobz were terminated in connection with the Job Mobz Agreement.

Recruiter.com and Job Mobz negotiated a Shareholder Agreement, construed in accordance with California law, which includes provisions that govern the respective rights of shareholders. The Shareholder’s Agreement includes customary provisions and clauses covering major decisions, amendments to the Company bylaws, modification, veto rights, dispute resolution, executive compensation, and certain protections against dilution.

The Assets and Excluded Assets

The assets to be sold to Job Mobz include the Recruiter.com and related trademarks, software code, and social media accounts, and all right, title and interest in the Master Referral Agreement executed between the Company and Job Mobz, and all related intellectual property, permits, actions, prepaid expenses, advances, insurance benefits, books and records, an unlimited, irrevocable, assignable, royalty-free, perpetual and worldwide license to use all software elements necessary to the operation of Recruiter.com and all goodwill and the going concern value of the foregoing.

The assets excluded from the purchase and sale are all of the Company’s other lines of business, including the Healthcare Staffing business, Mediabistro, Candidate Pitch, AI Exchange, RecruitingClasses.com, Joint Ventures and partnerships, Earn outs from sales of other businesses, lawsuits, and various other assets not specifically set forth as acquired assets.

The Consideration

The Company will receive as consideration for the sale of the assets a cash payment of $1,500,000 at closing, and up to an additional $3000,000, subject to adjustment, and shares of Job Mobz common stock equal to 10% of the issued and outstanding common stock of Job Mobz.

The Job Mobz Agreement provides for representations and warranties, and terms and conditions, as are standard and customary for such a transaction.

The foregoing briefly summarizes certain of the material terms of the Job Mobz Agreement. All summaries of the terms and conditions of the Job Mobz Agreement contained in this Proxy Statement are qualified in their entirety by reference to the full text of the Job Mobz Agreement, a copy of which has been filed with our Securities and Exchange Commission filings which are available over the Internet at the SEC's website at http://www.sec.gov.

Parties to the Job Mobz Sale

Recruiter.com Group, Inc.

Recruiter.com is an on-demand recruiting platform providing flexible talent acquisition solutions that scale from startups to the Fortune 100. With an on-tap network of thousands of recruiting professionals and recruitment marketing automation, Recruiter.com helps businesses solve today's complex hiring challenges.

Job Mobz

Job Mobz, Inc. ("Job Mobz"), a privately-held corporation incorporated in California, is engaged in the business of recruitment process outsourcing. Founded in 2012, Job Mobz has 11 years of experience in the professional recruitment sector.

Principal Business Activities

Job Mobz's principal business activities include providing recruitment-related services to employers, for the purpose of acquiring talented personnel. Job Mobz works in a variety of industries, including Technology, Healthcare, Finance, Energy, and Aerospace (among others), with the strongest focus on the Technology sector. Job Mobz has clients located in the US, UK, Ireland, Japan, India, among other countries, with its business most concentrated in the United States.

54

Management and Key Personnel

The company is led by a team of experienced professionals, including Jesse Tinsley, President Anders Sundquist, COO Jimmy Vanlandingha, VP of Sales Jennifer Goodfriend. Mr. Tinsley is a veteran of the recruitment and professional services industries, with over 11 years of experience. He has also advised companies like Baton (Ryder) Bolt, Box, Coinbase, Consensys, ElectrIQ Power, Flowcarbon, HackerRank, and Protocol Labs.

Recommendation of the Board of Directors and its Reasons for the Job Mobz Sale

The Board evaluated the terms of the Job Mobz Agreement and the Job Mobz Sale. After careful consideration, the Board, after several meetings held to discuss the transactions, unanimously approved the Job Mobz Agreement on September 10, 2023.

The Board considered the following factors in reaching its conclusion to approve the Job Mobz Agreement and to recommend that the stockholders approve the Job Mobz Agreement and the sale of certain assets of the Company  in connection with the Job Mobz Agreement, all of which the Board of Directors viewed as supporting its decision to approve the acquisition:

1.	Strategic Compatibility: We confirmed that Job Mobz aligns seamlessly with our long-term strategic goals, including market expansion and product diversification.

2.	Financial Health: After due diligence, which included review of the unaudited financial statements of Job Mobz, we found Job Mobz to possess stable revenue streams and manageable liabilities.

3.	Fair Valuation: We did not perform an independent financial valuation of Job Mobz; however, the consideration offered was the best that Recruiter.com received.

4.	Synergies Identified: Our teams projected significant operational and financial synergies post-acquisition, leading to an enhanced overall profitability outlook.

5.	Transaction Contingencies: All necessary conditions for closing, such as final shareholder approval and financing commitments, have been detailed and are underway.

6.	Shareholder Interests Aligned: Above all, we determined that the acquisition is in the best interests of our shareholders, promising both short-term gains and long-term value.

Stockholder and Other Approvals

Under Nevada corporate law the proposed sale of less than all or substantially all of the Company’s assets is not  required to be approved by our stockholders. Additionally, the applicable Nasdaq Listing Rules do not require stockholder approval of the sale of less than all or substantially all of the Company’s assets.  Nevertheless, the Company agreed with the purchaser in the Job Mobz Agreement to obtain stockholder approval of the agreement and the transactions contemplated thereby.

Expenses, Fees and Costs

Pursuant to the Job Mobz Agreement, each party thereto is responsible for its own expenses, fees and costs.

Tax Treatment of the Job Mobz Agreement

The following discussion is a general summary of the anticipated U.S. federal income tax consequences of the Job Mobz  Sale. The following discussion is based upon the U.S. Internal Revenue Code (the “Code”), its legislative history, currently applicable and proposed Treasury regulations under the Code and published rulings and decisions, all as currently in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. Tax considerations under state, local and non-U.S. laws, or federal laws other than those pertaining to income tax, are not addressed in this proxy statement. The following discussion has no binding effect on the Internal Revenue Service (the “IRS”) or the courts.

55

The proposed Job Mobz Sale will be treated as a sale of corporate assets in exchange for cash and stock. The proposed Job Mobz Sale is a taxable transaction for U.S. federal income tax purposes upon which we will recognize gain or loss. The amount of gain or loss we recognize with respect to the sale of a particular asset will be measured by the difference between the amount realized by us on the sale of that asset and our tax basis in that asset. The determination of whether we will recognize gain or loss will be made with respect to each of the assets to be sold. Accordingly, we may recognize gain on the sale of certain assets and loss on the sale of certain others, depending on the amount of consideration allocated to an asset as compared with the basis of that asset. Further, the sale of certain assets may result in ordinary income or loss, depending on the nature of the asset. The determination of whether Recruiter.com will realize gain or loss on the Job Mobz Sale and whether and to what extent Recruiter.com’s tax attributes will be available is highly complex and is based in part upon facts that will not be known until the completion of the Job Mobz Sale. Therefore, it is possible that the proposed Job Mobz Sale will generate a U.S. federal income tax liability to Recruiter.com; however, we believe our tax assets can be used to mitigate or eliminate any tax liabilities that may arise from this transaction.

The proposed Job Mobz Sale by Recruiter.com is entirely a corporate action. Our U.S. shareholders will not realize any gain or loss for U.S. federal income tax purposes as a result of the Asset Sale.

FINANCIAL INFORMATION RELATED TO THE JOB MOBZ SALE

Unaudited Pro Forma Condensed Consolidated Financial Information

OVERVIEW

On August 16, 2023, Recruiter.com Group, Inc., a Nevada Corporation (the “Company”), and Job Mobz, Inc., a California corporation ("Job Mobz") entered into an asset purchase agreement (the “Agreement”). Upon the terms and subject to the conditions of the Job Mobz Agreement, the Company agreed to sell its right, title, and exclusive interest in the website located at Recruiter.com (the “Business”).

As consideration for the Business, Job Mobz shall pay the Company $1,800,000 subject to certain conditions and clauses, and issue to the Company an allocation of shares in a to-be created Series A Preferred Stock of Job Mobz, such that it constitutes ten percent (10%) of the fully-diluted ownership stake in Job Mob.  Job Mobz has not filed a Certificate of Designation for the to-be formed Series A Preferred Stock, but it obligated to do so on or before closing of the transaction in order to meet the closing conditions of the Job Mobz Agreement,  The parties have agreed that the terms of the Series A Preferred Stock will include (i) conversion into at least 10% of the fully-diluted common stock of Job Mobz, after giving effect to all outstanding common stock, and all other securities convertible or exchangeable into common stock of Job Mobz outstanding as of and at the closing date of the Job Mobz Sale and (ii) voting rights with common stock on an as-converted basis.

BASIS OF PRESENTATION

The following unaudited pro forma condensed consolidated financial statements of the Company were derived from its historical consolidated financial statements and are being presented to give effect to the Job Mobz Sale. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2023 and for year ended December 31, 2022, reflect the Company’s results as if the sale of the Business had occurred on January 1, 2022. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2023 gives effect to the sale of the Business as if it occurred on that date. The estimated gain on sale in connection with the transaction is reflected in the unaudited pro forma condensed consolidated balance sheet within retained earnings. The estimated gain on sale is not reflected in the unaudited pro forma condensed consolidated statements of operations as it does not have a continuing impact on the Company’s results.

The unaudited pro forma condensed consolidated financial statements give effect to the sale including: (i) the elimination of the historical Acquired Assets financial results on a carve-out basis; and (ii) the adjustments to the Acquired Assets carve-out financial statements to meet the requirements of discontinued operations.

The unaudited pro forma condensed consolidated financial information is subject to the assumptions and adjustments described in the accompanying notes. These assumptions and adjustments are based on information presently available. The unaudited pro forma condensed consolidated financial statements are based on the historical financial statements of the Company for each period presented and in the opinion of management, all adjustments and disclosures necessary for a fair presentation of the pro forma data based on information available at the time have been made.

56

Recruiter.com Group, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Balance Sheets

	As of September 30, 2023
	Recruiter.com Historical	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash	$296,263	$1,723,780	(d)	$2,020,043
Accounts receivable, net of allowance for doubtful accounts of $1,558,728 historical and $0 pro forma	71,615	-	(e)	71,615
Prepaid expenses and other current assets	256,232	-		256,232
Current assets from discontinued operations	2,042,519	-		2,042,519

Total current assets	2,666,629	1,723,780		4,390,409

Property and equipment, net of accumulated depreciation of $29,724	42,568	-		42,568
Intangible assets, net	1,623,300	(1,296,019	)(f)	327,281
Goodwill	7,101,084	(6,038,256	)(f)	1,062,828

Total assets	$11,433,581	$(5,610,495)		$5,823,086

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$1,338,049	$(932,870	)(g)	$405,179
Accrued expenses	843,659	-		843,659
Accrued compensation	175,084	-		175,084
Accrued interest	222,126	-		222,126
Deferred payroll taxes	2,484	-		2,484
Other liabilities	17,333	-		17,333
Loans payable - current portion, net of debt discount	4,744,885	-		4,744,885
Refundable deposit on preferred stock purchase	285,000	-		285,000
Warrant liability for puttable warrants	1,200,000	-		1,200,000
Deferred revenue	182,523	(49,371	)(g)	133,152
Current liabilities associated with discontinued operations	543,698	-		543,698

Total current liabilities	9,554,841	(982,242)		8,572,599

Loans payable - long term portion, net of discount	-	-		-

Total liabilities	9,554,841	(982,242)		8,572,599

Commitments and contingencies

Stockholders' Equity:
Preferred stock, Series D, $0.0001 par value; 2,000,000 shares authorized, no shares issued and outstanding as of September 30 2023	-	-		-
Preferred stock, Series E, $0.0001 par value; 775,000 shares authorized, 86,00 shares issued and outstanding as of September 30, 2023	9	-		9
Preferred stock, Series F, $0.0001 par value; 200,000 shares authorized, no shares issued and outstanding as of September 30, 2023	-	-		-
Common stock, $0.0001 par value; 100,000,000 shares authorized, 17,210,085 shares issued and outstanding as of September 30, 2023	143	-		143
Shares to be issued, 587,945 shares as of September 30, 2023	-	-		-
Additional paid-in capital	76,964,496	-		76,964,496
Accumulated deficit	(75,085,908)	(4,628,253	)(h)	(79,714,161)
Total stockholders' equity	1,878,740	(4,628,253)		(2,749,513)

Total liabilities and stockholders' equity	$11,433,581	$(5,610,495)		$5,823,086

57

Recruiter.com Group, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Operations

	For the nine months ended September 30, 2023
	Recruiter.com Historical	Pro Forma Adjustments		Pro Forma
Revenue	$3,010,870	$(2,544,867	)(a)	$466,004
Cost of revenue	2,163,354	(1,827,854	)(a)	335,500

Gross profit	847,516	(717,013)		130,504

Operating expenses:
Sales and marketing	321,229	(65,650	)(b)	255,579
Product development (including related party expense of $27,041)	411,433	(156,820	)(b)	254,613
Amortization of intangibles	955,391	(955,391	)(b)	-
General and administrative (including share-based compensation expense of $726,509)	5,255,043	(652,026	)(b)	4,603,017
Total operating expenses	6,943,096	(1,829,887)		5,113,209

Loss from Operations	(6,095,580)	1,112,874		(4,982,705)

Other income (expenses):
Interest expense	(1,784,252)	-		(1,784,252)
Other income	2,166,306	-		2,166,306
Finance costs	(327,073)	-		(327,073)
Gain on settlement of payables	178,749	-		178,749
Total other expenses	233,730	-		233,730

Loss before income taxes	(5,861,850)	1,112,874		(4,748,975)
Provision for income taxes	-	-		-
Net loss	$(5,861,850)	$1,112,874		$(4,748,975)
Net income from discontinued operations	535,126	-		535,126
Deemed dividends	(503,643)	-		(503,643)
Net loss attributable to common shareholders	$(5,830,367)	$1,112,874		$(4,717,492)

Net loss from continuing operations per common share – basic and diluted	$(4.82)			$(3.91)
Net income from discontinued operations per common share - basic and diluted	$0.44			$0.44
Net loss per common share - basic and diluted	$(4.79)			$(3.88)
Weighted average common shares - basic and diluted	1,215,995			1,215,995

58

Recruiter.com Group, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Operations

	For the year ended December 31, 2022
	Recruiter.com Historical	Pro Forma Adjustments		Pro Forma
Revenue	$25,372,274	$(24,137,320	)(a)	$1,234,954
Cost of revenue	16,624,690	(16,368,309	)(a)	256,381

Gross profit	8,747,584	(7,769,011)		978,573

Operating expenses:
Sales and marketing	725,687	(630,694	)(b)	94,993
Product development (including related party expense of $36,181)	1,358,675	(1,358,675	)(b)	-
Amortization of intangibles	3,650,206	(3,650,206	)(b)	-
Impairment expense	4,420,539	(4,420,539	)(b)	12,141,659
		12,141,659	(c)
General and administrative (including share-based compensation expense of $4,106,040 and related party expenses of $19,825)	15,324,941	(148,864	)(b)	15,176,077
Total operating expenses	25,480,048	1,932,681		27,412,729

Loss from Operations	(16,732,464)	(9,701,692)		(26,434,156)

Other income (expenses):
Interest expense	(965,323)	-		(965,323)
Gain on debt extinguishment	1,205,195			1,205,195
Other income	17,904	-		17,904
Total other income	257,776	-		257,776

Loss before income taxes	(16,474,688)	(9,701,692)		(26,176,380)
Provision for income taxes	-	-		-
Net loss	$(16,474,688)	$(9,701,692)		$(26,176,380)

Deemed dividends	(1,921,213)
Net loss attributable to common shareholders	$(18,395,901)	$(9,701,692)		$(26,176,380)

Net loss per common share - basic and diluted	$(18.24)			$(25.95)
Weighted average common shares - basic and diluted	1,008,568			1,008,568

59

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following items resulted in adjustments in the unaudited pro forma condensed consolidated financial information:

Unaudited Pro Forma Condensed Consolidated Statement of Operations

(a)	Adjustments represent the elimination of revenues and cost of goods sold attributable to the sale of the Business.

(b)

Adjustments represent the elimination of sales and marketing, product development, amortization of intangibles, impairment expense, and general and administrative costs attributable to the sale of the Business. Adjustments do not include general corporate and overhead costs that will have a continuing effect on the Company post-closing.

(c)

Adjustments represent the elimination of sales and marketing, product development, amortization of intangibles, impairment expense, and general and administrative costs attributable to the sale of the Business. Adjustments do not include general corporate and overhead costs that will have a continuing effect on the Company post-closing.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

(d)	Adjustment represents $1,748,780 of net cash consideration received less $25,000 of closing costs from the sale of the Business.

(e)	Adjustment represents the elimination of accounts receivable related to the sale of the Business.

(f)	Adjustment represents the elimination of intangible assets and goodwill related to the sale of the Business.

(g)	Adjustments represent the elimination of accounts payable and deferred revenue in relation to the sale of the Business.

(h)

Adjustments reflect the pre-tax loss on sale from the Business of $4,628,253 calculated as reflected below. The proforma net loss is reflected as an adjustment to retained earnings. The equity consideration was valued at $0 because it does not have a readily determinable fair value.

September 30, 2023
Net cash consideration received	$1,748,780
Net cost basis of from sale Business	(6,352,033)
Estimated selling expenses	(25,000)
Loss on sale of Business	$(4,628,253)

60

PROPOSAL THREE:

STOCKHOLDER APPROVAL OF THE AUTHORIZED SHARE INCREASE

Overview

The Company’s Charter authorizes the issuance of 6,666,667 shares of Common Stock and 10,000,000 shares of the Company’s preferred stock (the “Preferred Stock”). On [*], 2023, the Company had 1,433,903 shares of Common Stock issued and outstanding. In addition, there were approximately 18,769 shares of Common Stock issuable upon the exercise of options, approximately 810,455 shares of Common Stock issuable upon exercise of warrants, 28,667 shares of Common Stock issuable upon the conversion of Preferred Stock (the conversion rate of the Series E Convertible Preferred Stock is a function of the aggregate Stated Value of the Series E Convertible Preferred Stock divided by the $60.00 Conversion Price, which is set in the applicable Certificate of Designations), 2,347 shares of Common Stock issuable pursuant to restricted stock units, and approximately 66,551 shares of Common Stock reserved for future issuance under the 2017 Equity Incentive Plan and the 2021 Equity Incentive Plan. On [*], 2023, the Company had 86,000 shares of Preferred Stock issued and outstanding.

The Board has unanimously approved, subject to stockholder approval, an amendment to the Company’s Charter to effect an increase the number of authorized shares of Common Stock from 6,666,667 to 200,000,000 (the “Authorized Share Increase”). The Board has not approved an increase in the shares of Preferred Stock. The additional shares of Common Stock authorized by the Authorized Share Increase, if and when issued, would have the same rights and privileges as the shares of Common Stock previously authorized. A copy of the certificate of amendment for the Authorized Share Increase (the “Certificate of Amendment”) to the Charter is attached hereto as Annex C.

The newly authorized shares of Common Stock following the effectuation of the Authorized Share Increase are not needed to close the Stock Purchase Agreement and have no immediate intended use. Notwithstanding the foregoing, certain of such newly authorized shares could become issuable in the future should the Company become obligated to make Milestone Payments pursuant to the Stock Purchase Agreement.

The Board has recommended that the proposed Certificate of Amendment for the Authorized Share Increase be presented to the Company’s stockholders for approval.

Reasons for Stockholder Approval

On the record date, 1,433,903 shares of our Common Stock were outstanding, out of the 6,666,667 authorized in our Charter. The Authorized Share Increase is necessary to enable the Company to issue further shares following the Closing in connection with possible future sales of equity and possible future acquisitions. Following the closing of the GoLogiq Purchase, the additional shares of Common Stock authorized by the Authorized Share Increase could be issued at the discretion of the Board from time to time for any proper corporate purpose, including, without limitation, the acquisition of other businesses, the raising of additional capital for use in our business, including in connection with the issuance and exercise of warrants, a split of or dividend on then outstanding shares or in connection with any employee stock plan or program. Except to the extent required by applicable law or regulation, any future issuances of authorized shares of Common Stock may be approved by the Board without further action by the stockholders. The availability of additional shares of Common Stock would be particularly important in the event that the Board needs to undertake any of the foregoing actions on an expedited basis in order to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of Common Stock, where such approval might not otherwise be required.

Although the Board will issue Common Stock only when required or when the Board considers such issuance to be in the Company’s best interests, the issuance of additional Common Stock may, among other things, have a dilutive effect on the earnings per share (if any) and on the equity and voting rights of our existing stockholders.

Additionally, the presence of such additional authorized but unissued shares of Common Stock could discourage unsolicited business combination transactions which might otherwise be desirable to stockholders. While it may be deemed to have potential anti-takeover effects, the proposed Authorized Share Increase is not prompted by any specific effort or takeover threat currently perceived by management. In addition, we do not have any plans to implement additional measures having anti-takeover effects. The Board believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose, including as an alternative to an unsolicited business combination opposed by the Board, outweigh the possible disadvantages of dilution and discouraging unsolicited business combination proposals and that it is prudent and in the best interests of stockholders to provide the advantage of greater flexibility which will result from the Authorized Share Increase.

Anti-Takeover and Dilutive Effects

The shares of Common Stock that are authorized but unissued provide the Board with flexibility to effect, among other transactions, public or private financings, including the issuance and exercise of warrants, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by the Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Authorized Share Increase would continue to give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Authorized Share Increase is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued Common Stock to impede a takeover attempt.

61

Other than potential Milestone Payments  under  the GoLogiq Purchase, we have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of Common Stock subsequent to the Authorized Share Increase at this time, and we have not allocated any specific portion of the authorized number of shares to any particular purpose.

The Authorized Share Increase would Increase our Number of Authorized but Unissued Shares of Stock, which could Negatively Impact a Potential Investor if they Purchased our Common Stock.

The Authorized Share Increase will increase the number of authorized shares of Common Stock and, as a result, the Board’s ability to issue authorized and unissued shares without further stockholder action. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and relative voting power and may cause a decline in the trading price of our Common Stock. We could use the shares that are available for future issuance in dilutive equity financing transactions, or to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management, including transactions that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. We may seek additional financing in the future. Other than the foregoing potential uses for our shares of Common Stock, we have no existing plans to issue any of the authorized, but unissued and unreserved shares, whether available as a result of the proposed Authorized Share Increase.

Procedure for Effecting the Authorized Share Increase

When and if the Board decides to implement the Authorized Share Increase, the Company will promptly file the Certificate of Amendment with the Secretary of State of the State of Nevada to amend its Charter. The Authorized Share Increase will become effective on the date of filing the Certificate of Amendment. The text of the Certificate of Amendment is set forth in Annex C to this proxy statement. The text of the Certificate of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Nevada and as the Board deems necessary and advisable to effect the Authorized Share Increase.

The description of the Certificate of Amendment set forth above is qualified in its entirety by reference to the text of the Certificate of Amendment, which is attached as Annex C to this Proxy Statement.

WHEREYOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Such filings are made available on our Internet website, www.recruiter.com, as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on our website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC. The SEC maintains an Internet site, www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including the Company.

You can obtain documents of the Company’s SEC filings  through the SEC’s website at the address described above or from us directly, at no cost, excluding any exhibits to those documents (unless the exhibit is specifically incorporated by reference into those documents), by requesting them in writing or by telephone at the following address and telephone number:

Recruiter.com Group, Inc.

500 Seventh Avenue,

New York, New York 10018

Attention: Corporate Secretary

By Order of the Board of Directors,

/s/ Miles Jennings
Name:	Miles Jennings
Title:	Chief Executive Officer

[*], 2023

62

INDEX TO FINANCIAL STATEMENTS OF RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

Unaudited Financial Statements

Audited Financial Statements

F-1

Recruiter.com Group, Inc. and Subsidiaries

Consolidated Balance Sheets

	September 30,	December 31,
	2023	2022
	(Unaudited)
ASSETS

Current assets:
Cash	$296,263	$946,804
Accounts receivable, net of allowance for doubtful accounts of $1,131,457 and $1,384,186, respectively	71,615	1,965,947
Prepaid expenses and other current assets	256,232	255,548
Current assets from discontinued operations	2,042,519	1,223,869
Total current assets	2,666,629	4,392,168

Property and equipment, net of accumulated depreciation of $35,982 and $17,210, respectively	42,568	61,340
Intangible assets, net	1,623,300	2,578,692
Goodwill	7,101,084	7,101,084

Total assets	$11,433,581	$14,133,284

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$1,338,049	$1,569,814
Accrued expenses	843,659	908,743
Accrued compensation	175,084	410,957
Accrued interest	222,126	81,576
Deferred payroll taxes	2,484	2,484
Other liabilities	17,333	17,333
Loans payable - current portion, net of discount	4,744,885	3,700,855
Refundable deposit on preferred stock purchase	285,000	285,000
Warrant liability for puttable warrants	1,200,000	600,000
Deferred revenue	182,523	215,219
Current liabilities associated with discontinued operations	543,698	2,643
Total current liabilities	9,554,841	7,794,624

Loans payable - long term portion	-	1,260,343

Total liabilities	9,554,841	9,054,967

Commitments and contingencies (Note 10)

Stockholders’ Equity:
Preferred stock, Series D, $0.0001 par value; 2,000,000 shares authorized; 0 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively	-	-
Preferred stock, Series E, $0.0001 par value; 775,000 shares authorized; 86,000 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively	9	9
Preferred stock, Series F, $0.0001 par value; 200,000 shares authorized; 0 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively	-	-
Common stock, $0.0001 par value; 6,666,667 shares authorized; 1,433,903 and 1,085,184 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively	143	109
Shares to be issued, 0 and 39,196 shares as of September 30, 2023 and December 31, 2022, respectively	-	4
Additional paid-in capital	76,964,496	74,333,736
Accumulated deficit	(75,085,908)	(69,255,541)
Total stockholders’ equity	1,878,740	5,078,317

Total liabilities and stockholders’ equity	$11,433,581	$14,133,284

F-2

Recruiter.com Group, Inc. and Subsidiaries

Consolidated Statements of Operations

For the Three and Nine Months ended September 30, 2022 and 2023

(Unaudited)

	Three	Three	Nine	Nine
	Months Ended	Months Ended	Months Ended	Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022

Revenue	$183,722	$5,784,424	$3,010,870	$18,296,826
Cost of revenue	251,891	3,899,157	2,163,354	11,331,346

Gross profit (loss)	(68,169)	1,885,267	847,516	6,965,480
Operating expenses:
Sales and marketing	85,193	342,622	321,229	619,418
Product development (including related party expense of $0, $8,636, $27,041, and $25,407 respectively)	84,871	467,605	411,433	1,150,464
Amortization of intangibles	321,963	952,170	955,391	2,877,882
Impairment Expense	-	2,129,101	-	2,129,101
General and administrative (including share-based compensation expense of $343,951, $765,743, $1,106,460, and $3,415,670 respectively, and related party expense of $0, $0, $0, and $19,825 respectively)	1,534,339	3,714,066	5,255,043	12,876,714
Total operating expenses	2,026,366	7,605,564	6,943,096	19,653,579

Loss from continuing operations	(2,094,535)	(5,720,297)	(6,095,580)	(12,688,099)

Other income (expenses):
Interest expense	(622,883)	(208,351)	(1,784,252)	(340,257)
Income from ERC Credit	1,422,773	-	2,177,568	-
Other (expense) income	(12,566)	(610)	(11,262)	13,917
Finance cost	-	-	(327,073)	-
Gain on settlement of payables	-	-	178,749	-
Gain on debt extinguishment	-	-	-	1,205,195
Total other income (expenses)	787,324	(208,961)	233,730	878,855

Loss from continuing operations before income taxes	(1,307,211)	(5,929,258)	(5,861,850)	(11,809,244)
Provision for income taxes	-	-	-	-
Net loss from continuing operations	$(1,307,211)	$(5,929,258)	$(5,861,850)	$(11,809,244)

Net income from discontinued operations	276,529	302,893	535,126	811,781
Net loss	(1,030,682)	(5,626,365)	(5,326,724)	(10,997,463)
Deemed dividends	-	(658,266)	(503,643)	(658,266)
Net loss attributable to common shareholders	$(1,030,682)	$(6,284,631)	$(5,830,367)	$(11,655,729)

Net loss from continuing operations per common share – basic and diluted	(0.96)	(5.99)	(4.82)	(11.96)
Net income from discontinued operations per common share - basic and diluted	0.20	0.31	0.44	0.82
Net loss per common share – basic and diluted	$(0.75)	$(6.35)	$(4.79)	$(11.80)
Weighted average common shares - basic and diluted	1,367,343	990,076	1,215,995	987,625

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

F-3

Recruiter.com Group, Inc.
Consolidated Statement of Changes in Stockholders’ Equity
For the Three and Nine Months ended September 30, 2023 and 2022
(Unaudited)

	Preferred stock		Preferred stock		Preferred stock				Common stock to		Additional		Total
	Series D		Series E		Series F		Common stock		be issued		Paid in	Accumulated	Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Equity
Balance as of December 31, 2022	-	$-	86,000	$9	-	$-	1,085,184	$109	39,196	$4	$74,333,736	$(69,255,541)	$5,078,317
Stock based compensation - Options	-	-	-	-	-	-	-	-	-	-	390,806	-	390,806
Stock based compensation - RSUs	-	-	-	-	-	-	-	-	-	-	152,143	-	152,143
Anti-dilution adjustment to warrants	-	-	-	-	-	-	-	-	-	-	503,643	(503,643)	-
Common stock issued for restricted stock units	-	-	-	-	-	-	7,387	1	-	-	(1)	-	-
Common stock issued upon exercise of warrants	-	-	-	-	-	-	54,768	5	-	-	315,173	-	315,178
Net loss	-	-	-	-	-	-	-	-	-	-	-	(3,315,769)	(3,315,769)
Balance as of March 31, 2023	-	$-	86,000	$9	-	$-	1,147,339	$115	39,196	$4	$75,695,500	$(73,074,953)	$2,620,675

Stock based compensation - Options	-	-	-	-	-	-	-	-	-	-	219,560	-	219,560
Common stock issued for the exchange of warrants	-	-	-	-	-	-	38,804	4	(39,196)	(4)	-	-	-
Net loss	-	-	-	-	-	-	-	-	-	-	-	(980,273)	(980,273)
Balance as of September 30, 2023	-	$-	86,000	$9	-	$-	1,186,143	$119	-	$-	$75,915,060	$(74,055,226)	$1,859,962
Stock based compensation - Options	-	-	-	-	-	-	-	-	-	-	343,951	-	343,951
Issuance of common stock, net of equity issuance costs of $250,490	-	-	-	-	-	-	130,000	13	-	-	785,496	-	785,509
Recapitalization	-	-	-	-	-	-	-	-	-	-	(80,000)	-	(80,000)
Effect of the August 2023 reverse stock split on common stock	-	-	-	-	-	-	25,537	2	-	-	(2)	-	-
Common stock issued upon exercise of pre-funded warrants	-	-	-	-	-	-	92,223	9	-	-	(9)	-	-
Net loss	-	-	-	-	-	-	-	-	-	-	-	(1,030,682)	(1,030,682)

Balance as of September 30, 2023	-	$-	86,000	$9	-	$-	1,433,903	$143	-	$-	$76,964,496	$(75,085,908)	$1,878,740

F-4

	Preferred stock		Preferred stock		Preferred stock				Common stock to		Additional		Total
	Series D		Series E		Series F		Common stock		be issued		Paid in	Accumulated	Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Equity
Balance as of December 31, 2021	-	$-	86,000	$9	-	$-	971,095	$97	39,196	$4	$66,949,755	$(50,859,640)	$16,090,225
Stock based compensation - Options and Warrants	-	-	-	-	-	-	-	-	-	-	1,397,804	-	1,397,804
Stock based compensation - RSUs	-	-	-	-	-	-	-	-	-	-	268,956	-	268,956
Common stock issued for the exchange of warrants	-	-	-	-	-	-	7,515	1	-	-	152,243	-	152,244
Common stock issued for restricted stock units	-	-	-	-	-	-	7,045	1	-	-	(1)	-	-
Net loss	-	-	-	-	-	-	-	-	-	-	-	(4,182,338)	(4,182,338)
Balance as of March 31, 2022	-	$-	86,000	$9	-	$-	985,655	$99	39,196	$4	$68,768,757	$(55,041,978)	13,726,891

Stock based compensation - Options and Warrants	-	-	-	-	-	-	-	-	-	-	381,351	-	381,351
Stock based compensation - RSUs	-	-	-	-	-	-	-	-	-	-	237,906	-	237,906
Common stock issued for restricted stock units	-	-	-	-	-	-	4,422	1	-	-	(1)	-	-
Net loss	-	-	-	-	-	-	-	-	-	-	-	(1,188,760)	(1,188,760)
Balance as of September 30, 2022	-	$-	86,000	$9	-	$-	990,076	$100	39,196	$4	$69,386,572	$(56,230,738)	13,157,388

Stock based compensation - Options	-	-	-	-	-	-	-	-	-	-	765,743	-	765,743
Stock based compensation - RSUs	-	-	-	-	-	-	-	-	-	-	156,866	-	156,866
Anti-dilution adjustment to warrants	-	-	-	-	-	-	-	-	-	-	658,266	(658,266)	-
Relative fair value of warrants issued with debt	-	-	-	-	-	-	-	-	-	-	1,032,842	-	1,032,842
Net loss	-	-	-	-	-	-	-	-	-	-	-	(5,626,365)	(5,626,365)

Balance as of September 30, 2022	-	$-	86,000	$9	-	$-	990,076	$100	39,196	$4	$72,000,289	$(62,515,369)	$9,486,474

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

F-5

Recruiter.com Group, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

For the Nine Months ended September 30, 2023 and 2022

(Unaudited)

	Nine months	Nine months
	September 30,	September 30,
	2023	2022
Cash Flows From Operating Activities
Net loss	$(5,326,724)	$(10,997,463)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	974,164	2,881,967
Bad debt expense	175,463	479,065
Gain on debt extinguishment	-	(1,205,195)
Gain on settlement of debt	(178,749)	-
Equity based compensation expense	1,106,460	3,415,670
Warrant modification expense	-	152,244
Amortization of debt discount and debt costs	1,212,006	135,161
Impairment expense	-	2,129,101
Change in fair value of earn-out liability	-	26,604
Factoring discount fee and interest	20,480	150,117
Changes in assets and liabilities:
Increase in accounts receivable	(99,801)	(1,273,012)
Decrease in accounts receivable - related parties	-	49,033
Increase in prepaid expenses and other current assets	(684)	(64,221)
Increase (decrease) in accounts payable and accrued liabilities	277,632	(146,405)
Decrease in accounts payable and accrued liabilities - related parties	-	(163,672)
Decrease in deferred revenue	(32,696)	(226,208)
Net cash used in operating activities	(1,872,449)	(4,657,214)

Cash Flows From Investing Activities:
Capitalized software development costs	-	(1,325,491)
Purchase of property and equipment	-	(73,037)
Net cash used in investing activities	-	(1,398,528)

Cash Flows From Financing Activities:
Proceeds from notes	-	2,135,000
Proceeds from ERC advances	450,000	-
Repayment of ERC advances	(450,000)	-
Issuance of common stock, net of equity issuance costs of $300,490	785,509	-
Payments of loans	(495,473)	(1,323,773)
Proceeds from factoring agreement	871,821	5,613,871
Repayments of factoring agreement	(175,127)	(2,944,876)
Purchase of preferred shares pursuant to recapitalization	(80,000)
Gross proceeds from exercise of warrants	315,178	-
Net cash provided by financing activities	1,221,908	3,480,222

Net decrease in cash	(650,541)	(2,575,520)
Cash, beginning of period	946,804	2,584,062

Cash, end of period	$296,263	$8,542

Supplemental disclosures of cash flow information:
Cash paid during the period for interest	$256,552	$208,351
Cash paid during the period for income taxes	$-	$-

Supplemental schedule of non-cash investing and financing activities:
Accounts receivable owed under factoring agreement collected directly by factor	$1,000,020	$1,955,289
Purchase price measurement period adjustment to goodwill and accounts receivable	$-	$35,644
Debt discount on warrants granted with notes	$600,000	$1,032,842
Debt issuance costs accrued	$50,000	$-
Deemed dividends	$503,643	$-
Offering costs as a result of modification of warrants to induce exercise	$10,400	$-

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

F-6

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

Recruiter.com Group, Inc., a Nevada corporation (“RGI” or the “Company”), is a holding company based in New York, New York. The Company has eight subsidiaries, Recruiter.com, Inc., Recruiter.com Recruiting Solutions LLC (“Recruiting Solutions”), VocaWorks, Inc. (“VocaWorks”), Recruiter.com Scouted Inc. (“Scouted”), Recruiter.com Upsider Inc. (“Upsider”), Recruiter.com OneWire Inc. (“OneWire”), Recruiter.com Consulting, LLC (“Recruiter.com Consulting”) and CognoGroup, Inc. RGI and its subsidiaries as a consolidated group is hereinafter referred to as the “Company,” “we”, “us” or “our”.

On July 25, 2023, the Company acquired a shell company, Atlantic Energy Solutions, Inc., which is a dormant entity quoted on OTC Market under the symbol AESO, in which the Company acquired a controlling and majority equity interest through purchasing 1,000,000 preferred convertible shares providing voting control of Atlantic Energy Solutions, Inc. for $80,000. The transaction is accounted for as a recapitalization due to the intent of the company to spin out the shell to the shareholders of Recruiter.com Group, Inc. and continue certain operations of Recruiter.com, Inc. in AESO

The Company operates an On Demand recruiting platform digitally transforming the $28.5 billion employment and recruiting agencies industry. The Company offers recruiting software and services through an online, AI-powered sourcing platform (the ″Platform”) and network of on-demand recruiters. Businesses from startups to the Fortune 100 use the Company to help address their critical talent needs and solve recruiting and hiring challenges.

The Company’s website, www.Recruiter.com, provides access to its network of recruiters to employers seeking to hire talent and utilizes an innovative web platform, software with integrated AI-driven candidate to job matching, and video screening software to source qualified talent more easily and quickly.

The Company helps businesses accelerate and streamline their recruiting and hiring processes by providing on-demand recruiting software and services. The Company leverages its expert network of recruiters to place recruiters on a project basis, aided by cutting-edge AI-based candidate sourcing and matching and video screening technologies.

Through the Company’s Recruiting Solutions division, the Company also provides consulting, staffing, (see note 6), and full-time placement services to employers, leveraging our platform and rounding out our services. The Company’s mission is to help recruit the right talent faster and become the preferred solution for hiring specialized talent.

On June 5, 2023, the Company ("Buyer") entered into a stock purchase agreement (“GoLogiq Stock Purchase Agreement”) with GoLogiq Inc. ("Seller"), a Delaware corporation (“GoLogiq”). GoLogiq owns all of the issued and outstanding membership interests (the “Membership Interests”) of GOLQ LLC, a Nevada limited liability company, that was further amended on August 18 and 29, 2023. Upon the terms and subject to the conditions of the stock purchase agreement, GoLogiq is selling to the Company, and the Company is purchasing from GoLogiq, the Membership Interests. In exchange for the Company Membership Interests, the Buyer will issue to Seller such number of shares of common stock of Buyer, par value $0.0001 per share (the “Buyer Common Stock”) that represents 19.99% of the number of issued and outstanding shares of the Buyer Common Stock on the business day prior to the date of Closing (“Closing Consideration”). Following the issuance of the Closing Consideration, Seller will own 16.66% of the issued and outstanding shares of the Buyer Common Stock. In addition, additional Buyer Common Stock may be issuable to Seller as consideration upon the achievement of one or more of the following milestone targets (each a “Milestone Payment”): (i) if on a date that is six (6) months after the date of Closing, the Revenue for such six-month period is at least $2,000,000, Buyer will issue to Seller such number of additional shares of Buyer Common Stock such that Seller will own, following such issuance, 40.00% of the issued and outstanding shares of the Buyer Common Stock; (ii) if on a date that is nine (9) months after the date of Closing, the Revenue for such nine-month period is at least $4,000,000, Buyer will issue to Seller such number of additional shares of Buyer Common Stock such that Seller will own, following such issuance, 64.00% of the issued and outstanding shares of the Buyer Common Stock. Such issuance may be made as early as six (6) months after the date of Closing if $4,000,000 in Revenue is reached between six (6) and nine (9) months after the date of Closing; and (iii) if on a date that is twelve (12) months after the date of Closing, Revenue for such twelve-month period is at least $6,000,000, Buyer will issue to Seller such number of additional shares of Buyer Common Stock such that Seller will own, following such issuance, 84.00% of the fully-diluted shares of the Buyer Common Stock. Such issuance may be made as early as six (6) months after the date of Closing if $6,000,000 in Revenue is reached between six (6) and twelve (12) months after the date of Closing. Each Milestone Payment under this Section 1.02(b) shall be independent of the other Milestone Payments such that a Milestone Payment shall be payable if and only if the target attributable to such Milestone Payment is achieved within the period of time required by such target. This transaction is awaiting shareholder approval and has not yet closed.

On August 16, 2023, the Company entered into an Asset Purchase Agreement (the “Job Mobz Purchase Agreement”) with Job Mobz Inc., a California corporation (“Job Mobz”). Upon the terms and subject to the conditions of the Job Mobz Purchase Agreement, the Company has agreed to sell and assign its right, title, and interest in the domain name and the assets generally used to operate the business associated therewith  to Job Mobz for an aggregate purchase price of $1,800,000, subject to certain adjustments. This transaction has not yet closed. The Company is currently seeking shareholder approval to the terms of that certain Job Mobz Asset Purchase Agreement.

Principles of Consolidation and Basis of Presentation

The unaudited consolidated financial statements include our accounts and those of our wholly-owned subsidiaries. All intercompany transactions and balances have been eliminated in consolidation.

F-7

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

The accompanying consolidated financial statements are unaudited. The unaudited interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”). Certain information and note disclosures normally included in annual consolidated financial statements prepared in accordance with GAAP have been condensed or omitted pursuant to those rules and regulations, although the Company believes that the disclosures made are adequate to make the information not misleading. Accordingly, these interim unaudited consolidated financial statements should be read in conjunction with our consolidated financial statements and notes thereto for the years ended December 31, 2022 and 2021 in our Annual Report on Form 10-K, as filed with the SEC on March 31, 2023. The December 31, 2022 balance sheet is derived from those statements.

In the opinion of management, these unaudited interim financial statements as of and for the three and nine months ended September 30, 2023 include all adjustments (consisting of normal recurring adjustments and non-recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows of the Company for the periods presented. The results for three and nine months ended September 30, 2023 are not necessarily indicative of the results to be expected for the year ending December 31, 2023 or for any future period. All references to September 30, 2023 in these footnotes are unaudited.

Discontinued Operations

See Note 6, Discontinued Operations, for a discussion of the Company’s significant accounting policy surrounding the sale of substantially all of the Company’s staffing and consulting services revenue line in connection with the sale of its right, title, and exclusive interest in certain client contracts and associated staff, contractors, business information, and relationships to Insigma and Akvarr.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results and outcomes may differ from management’s estimates and assumptions. Included in these estimates are assumptions used to estimate collection of accounts receivable, fair value of marketable securities, fair value of assets acquired and liabilities assumed in asset acquisitions and the estimated useful life of assets acquired, fair value of contingent consideration in asset acquisitions and business combinations, fair value of derivative liabilities, fair value of securities issued for acquisitions and business combinations, fair value of assets acquired and liabilities assumed in business combinations, fair value of intangible assets and goodwill, fair value of capitalized software, fair value of non-monetary transactions, deferred income tax asset valuation allowances, and valuation of stock based compensation expense.

Cash and Cash Equivalents

The Company considers all short-term highly liquid investments with a remaining maturity at the date of purchase of three months or less to be cash equivalents. Cash and cash equivalents are maintained at financial institutions, and, at times, balances may exceed federally insured limits.  At September 30, 2023 and December 31, 2022, the Company had $15,253 and $612,691 in excess of the FDIC limit, respectively. The Company has not experienced any losses related to these balances as of September 30, 2023 and December 31, 2022. The Company had no cash equivalents during or at the end of either period.

Revenue Recognition

The Company recognizes revenue in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 606, “Revenue from Contracts with Customers” (“ASC 606”). Revenues are recognized when control is transferred to customers in amounts that reflect the consideration the Company expects to be entitled to receive in exchange for those goods. Revenue recognition is evaluated through the following five steps: (i) identification of the contract, or contracts, with a customer; (ii) identification of the performance obligations in the contract; (iii) determination of the transaction price; (iv) allocation of the transaction price to the performance obligations in the contract; and (v) recognition of revenue when or as a performance obligation is satisfied.

F-8

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

We generate revenue from the following activities:

•

Software Subscriptions: We offer a subscription to our web-based platforms that help employers recruit talent. Our platforms allow customers to source, contact, screen, and sort candidates using data science, advanced email campaigning tools, and predictive analytics. As part of our software subscriptions, we offer enhanced support packages and On Demand recruiting support services for an additional fee. Additional fees may be charged when we place a candidate with our customer, depending on the subscription type. In such cases, if the candidate ceases to be employed by the customer during the initial 90 days (the 90-day guarantee), we refund the customer in full for all fees paid by the customer. In December of 2022, we sold one of our software platforms to Talent, Inc. that was used in the delivery of the subscription service. Subsequently, we continued providing the service, but leveraged third-party tools in the delivery of services.

•

Recruiters On Demand: Consists of a consulting and staffing service specifically for the placement of professional recruiters, which we market as Recruiters On Demand. Recruiters On Demand is a flexible, time-based solution that provides businesses of all sizes access to recruiters on an outsourced, virtual basis for help with their hiring needs. As with other consulting and staffing solutions, we procure for our employer clients qualified professional recruiters, and then place them on assignment with our employer clients. We derive revenue from Recruiters On Demand by billing the employer clients for the placed recruiters’ ongoing work at an agreed-upon, time-based rate. We directly source recruiter candidates from our network of recruiters. In addition, we also offer talent planning, talent assessment, strategic guidance, and organizational development services, which we market as our “Talent Effectiveness” practice. Companies prepay for a certain number of consulting hours at an agreed-upon, time-based rate. We source and provide the independent consultants that provide the service. In March 2023, we announced a strategic partnership with Job Mobz to transition certain Recruiters on Demand clients and staff to Job Mobz in exchange for an ongoing revenue stream. (See below Revenue Share).

•

Full-time Placement: Consists of providing referrals of qualified candidates to employers to hire staff for full-time positions. We generate full-time placement revenue by earning one-time fees for each time that employers hire one of the candidates that we refer. Employers alert us of their hiring needs through our Platform, or other communications. We source qualified candidate referrals for the employers’ available jobs through independent recruiter users that access the Platform and other tools. We support and supplement the independent recruiters’ efforts with dedicated internal employees we call our internal talent delivery team. Our talent delivery team selects and delivers candidate profiles and resumes to our employer clients for their review and ultimate selection. Upon the employer hiring one or more of our candidate referrals, we earn a “full-time placement fee”, an amount separately negotiated with each employer client. The full-time placement fee is typically either a percentage of the referred candidates’ first year base salary or an agreed-upon flat fee.

•

Marketplace: Our Marketplace category comprises services for businesses and individuals that leverage our online presence and career communities. For businesses, this includes job postings, sponsorship of digital newsletters, online content promotion, social media distribution, banner advertising, and other branded electronic communications, such as in our quarterly digital publication on recruiting trends and issues. We earn revenue by completing agreed upon marketing related deliverables and milestones using pricing and terms set by mutual agreement with the customer. In some cases, we earn a percentage of revenue a business receives from attracting new clients by advertising on the Platform. Companies can also pay us to post job openings on our proprietary job boards to promote open job positions they are trying to fill. In addition to our work with direct clients, we categorize all online advertising and affiliate marketing revenue as Marketplace revenue.

For individuals, Marketplace includes services to assist with career development and advancement, including a resume distribution service that promotes these job seekers’ profiles and resumes to help with their procuring employment, upskilling, and training. Our resume distribution service allows a job seeker to upload their resume to our database, which we then distribute to our network of recruiters on the Platform. We earn revenue from a one-time flat fee for this service. We also offer a recruiter training program through our online learning management system, located at RecruitingClasses.com and other training and upskilling programs.

F-9

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

•

Consulting and Staffing: Consists of providing consulting and staffing personnel services to employers to satisfy their demand for long- and short-term consulting and temporary employee needs. We generate revenue by first referring qualified personnel for the employer’s specific talent needs, then placing such personnel with the employer, but with our providers acting as the employer of record for us, and finally, billing the employer for the time and work of our placed personnel on an ongoing basis. Our process for finding candidates for consulting and staffing engagements largely mirrors our process for full-time placement hiring. This process includes employers informing us of open consulting and temporary staffing opportunities and projects, sourcing qualified candidates through the Platform and other similar means, and, finally, the employer selecting our  candidates for placement after a process of review and selection. We bill these employer clients for our placed candidates’ ongoing work at an agreed-upon, time-based rate, typically on a weekly schedule of invoicing (see note 6).

•

Revenue Share: We refer certain clients to a third party in exchange for a referral fee. The amount of the referral fee is dependent upon whether the referral is an existing client of ours and what services we currently provide that client, or a client of a third party who is not historically serviced by us. Referral fees under the revenue share arrangement are subject to certain minimum and maximum payout amounts. We record referral fees earned under our revenue share arrangement on a net basis.

We have a sales team and sales partnerships with direct employers as well as vendor management system companies and managed service companies that help create sales channels for clients that buy staffing, direct hire, and sourcing services. Once we have secured the relationship and contract with the interested Enterprise customer, the delivery and product teams will provide the service to fulfil any or all of the revenue segments.

Revenues as presented on the consolidated statements of operations represent services rendered to customers less sales adjustments and allowances.

Software subscription revenues are recognized over the term of the subscription for access to services and/or our web-based platform. Revenue is recognized monthly over the subscription term. Talent effectiveness subscription revenues are recognized over the term of the subscription when services are provided. Any payments received prior to the time passing to provide the subscription services are recorded as a deferred revenue liability. Revenue generated from the enhanced support package and On Demand support are recognized at the point-in-time when the service is provided. Revenue generated from placement fees that are related to the software subscription are recognized at the point-in-time when the 60 or 90-day guarantee expires.

Recruiters On Demand services are billed to clients as either monthly subscriptions or time-based billings. Revenues for Recruiters On Demand are recognized on a gross basis when each monthly subscription service is completed. Talent Effectiveness consulting services are billed to clients upfront for a period of 12 months. Revenue is recognized on a gross basis monthly over the period the consulting services are provided.

Full time placement revenues are recognized on a gross basis when the guarantee period specified in each customer’s contract expires. No fees for direct hire placement services are charged to the employment candidates. Any payments received prior to the expiration of the guarantee period are recorded as a deferred revenue liability. Payments for recruitment services are typically due within 90 days of completion of services.

Marketplace Solutions revenues are recognized on a gross basis when the advertising is placed and displayed or when lead generation activities and online publications are completed, which is the point at which the performance obligations are satisfied. Payments for marketing and publishing are typically due within 30 days of completion of services.

Marketplace advertising revenues are recognized on a gross basis when the advertising is placed and displayed or when lead generation activities and online publications are completed, which is the point at which the performance obligations are satisfied. Payments for marketing and publishing are typically due within 30 days of completion of services. Job posting revenue is recognized at the end of the period the job is posted. Marketplace career services revenues are recognized on a gross basis upon distribution of resumes or completion of training courses, which is the point at which the performance obligations are satisfied. Payments for career services are typically due upon distribution or completion of services.

F-10

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

Consulting and Staffing Services revenues represent services rendered to customers less sales adjustments and allowances. Reimbursements, including those related to travel and out-of-pocket expenses, are also included in the net service revenues and equivalent amounts of reimbursable expenses are included in costs of revenue. We record substantially all revenue on a gross basis as a principal versus on a net basis as an agent in the presentation of this line of revenues and expenses. We have concluded that gross reporting is appropriate because we have the task of identifying and hiring qualified employees, and our discretion to select the employees and establish their compensation and duties causes us to bear the risk for services that are not fully paid for by customers. Consulting and staffing revenues are recognized when the services are rendered by the temporary employees. We assume the risk of acceptability of the employees to customers. Payments for consulting and staffing services are typically due within 90 days of completion of services.

Revenue share revenues represent a percentage of revenue we have earned in relation to client referrals we made to a third party. We record revenue in relation to revenue share on a net basis as an agent under this arrangement. We have concluded that net reporting is appropriate because we do not provide the underlying services and arrangements to meet the demands of the client that we referred to the third party. Revenue is recorded based on a net percentage of revenue that is shared between us and the third party and earned upon delivery of the services by the third party. The third party provides the underlying services in this arrangement.

Deferred revenue results from transactions in which we have been paid for services by customers, but for which all revenue recognition criteria have not yet been met. Once all revenue recognition criteria have been met, the deferred revenues are recognized.

Sales tax collected is recorded on a net basis and is excluded from revenue.

Contract Assets

The Company does not have any contract assets such as work-in-process. All trade receivables on the Company’s balance sheet are from contracts with customers.

Contract Costs

Costs incurred to obtain a contract are capitalized unless they are short term in nature. As a practical matter, costs to obtain a contract that are short term in nature are expensed as incurred. The Company does not have any contract costs capitalized as of September 30, 2023 or December 31, 2022.

Contract Liabilities - Deferred Revenue

The Company’s contract liabilities consist of advance customer payments and deferred revenue. Deferred revenue results from transactions in which the Company has been paid for services by customers, but for which all revenue recognition criteria have not yet been met. Once all revenue recognition criteria have been met, the deferred revenues are recognized.

Revenue Disaggregation

For each of the identified periods, revenues can be categorized into the following:

	Three Months Ended September 30,
	2023	2022
Recruiters on Demand	$46,040	$4,540,454
Consulting and staffing services	572	99,295
Software Subscriptions	160	693,495
Marketplace Solutions	136,950	309,680
Full time placement fees	-	141,500
Revenue Share	-	-
Total revenue	$183,722	$5,784,424

	Nine Months Ended September 30,
	2023	2022
Recruiters on Demand	$1,832,795	$13,430,501
Consulting and staffing services	124,752	903,348
Software Subscriptions	413,101	2,198,232
Marketplace Solutions	517,782	1,005,670
Full time placement fees	20,000	759,075
Revenue Share	102,440	-
Total revenue	$3,010,870	$18,296,826

F-11

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

As of September 30, 2023 and December 31, 2022, deferred revenue amounted to $182,523 and $215,219, respectively. During the nine months ended September 30, 2023, the Company recognized approximately $200,000 of revenue that was deferred as of December 31, 2022. Deferred revenue as of September 30, 2023 is categorized and expected to be recognized as follows.

Expected Deferred Revenue Recognition Schedule

	Total Deferred September 30, 2023	Recognize Q4 2023	Recognize 2024
Recruiters on Demand	$49,371	$49,371	$-
Marketplace Solutions	$133,152	$102,443	$30,709
TOTAL	$182,523	$151,814	$30,709

Revenue from international sources was approximately 0.01% and 1.0% for the three months ended September 30, 2023 and 2022, respectively. Revenue from international sources was approximately 0.02% and 3% for the nine months ended September 30, 2023 and 2022, respectively.

Costs of Revenue

Costs of revenues consist of employee costs, third party staffing costs and other fees, outsourced recruiter fees and commissions based on a percentage of Recruiting Solutions gross margin.

Accounts Receivable

Credit is extended to customers based on an evaluation of their financial condition and other factors. Management periodically assesses the Company’s accounts receivable and, if necessary, establishes an allowance for estimated uncollectible amounts. Accounts determined to be uncollectible are charged to operations when that determination is made. The Company usually does not require collateral. We have recorded an allowance for doubtful accounts of $1,131,457 and $1,384,186 as of September 30, 2023 and December 31, 2022, respectively. Bad debt expense (recovery) was $(24,537)and $115,363 for the three-month periods ending September 30, 2023 and 2022, respectively, and $175,463 and $479,065 for the nine months ending September 30, 2023 and 2022, respectively.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Depreciation is recognized over an asset’s estimated useful life using the straight-line method beginning on the date an asset is placed in service. The Company regularly evaluates the estimated remaining useful lives of the Company’s property and equipment to determine whether events or changes in circumstances warrant a revision to the remaining period of depreciation. Maintenance and repairs are charged to expense as incurred.

Property and equipment depreciation expense for the three months ended September 30, 2023 and 2022 was $6,257 and $3,603 respectively and was $18,772 and $4,084 for the nine months ended September 30, 2023 and 2022, respectively.

F-12

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

Concentration of Credit Risk and Significant Customers and Vendors (Continuing Operations)

As of September 30, 2023, three customers accounted for more than 10% of the accounts receivable balance, for a total of 63%.

As of December 31, 2022, there were no customers accounted for more than 10% of the accounts receivable balance.

For the three months ended September 30, 2023 two customer accounted for more than 10% of total revenue at 35%.

For the three months ended September 30, 2022 one customer accounted for more than 10% of total revenue, at 18%.

For the nine months ended September 30, 2023, there were no customers accounted for more than 10% of total revenue

For the nine months ended September 30, 2022, one customer accounted for more than 10% of total revenue, at 12% and 10%, for a total of 22%.

We used a related party firm located overseas for software development and maintenance related to our website and the platform underlying our operations. One of our former employees and principal shareholders is an employee of this firm and exerts control over this firm (see Note 11).

We were a party to a license agreement with a related party firm (see Note 11).

We had used a related party firm to provide certain employer of record services (see Note 11).

Advertising and Marketing Costs

The Company expenses all advertising and marketing costs as incurred. Advertising and marketing costs were $85,193 and $342,622 for the three months ended September 30, 2023 and 2022, respectively.  Advertising and marketing costs were $321,229 and $619,418 for the nine months ended September 30, 2023 and 2022, respectively and included in sales and marketing in the accompanying consolidated statements of operations.

Fair Value of Financial Instruments and Fair Value Measurements

The Company measures and discloses the fair value of assets and liabilities required to be carried at fair value in accordance with ASC 820, Fair Value Measurements and Disclosures. ASC 820 defines fair value, establishes a hierarchical framework for measuring fair value, and enhances fair value measurement disclosure.

ASC 825 defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and considers assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance. ASC 825 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 825 establishes three levels of inputs that may be used to measure fair value:

Level 1 - Quoted prices for identical assets or liabilities in active markets to which we have access at the measurement date.

Level 2 - Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3 - Unobservable inputs for the asset or liability.

F-13

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

The determination of where assets and liabilities fall within this hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The Company’s investment in available for sale securities and warrant derivative liabilities are measured at fair value. The securities are measured based on current trading prices using Level 1 fair value inputs. The Company’s derivative instruments are valued using Level 3 fair value inputs. The Company’s contingent accrued earn-out business acquisition consideration liability was considered Level 3 fair value liability instruments requiring period fair value assessments. Contingent consideration liabilities are recorded at fair value on the acquisition date and are re-measured quarterly based on the then assessed fair value and adjusted if necessary. The increases or decreases in the fair value of contingent consideration can result from changes in anticipated revenue levels and changes in assumed discount periods and rates. As the fair value measure is based on significant inputs that are not observable in the market, they are categorized as Level 3. In April 2022, the earn-out liability was forgiven in full and recorded as a gain on debt extinguishment on the consolidated statement of operations. In fair valuing these instruments, the income valuation approach is applied, and the valuation inputs include the contingent payment arrangement terms, projected revenues and cash flows, rate of return, and probability assessments. The Company does not have any other financial instruments which require re-measurement to fair value. The carrying values of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses, and loans payable represent fair value based upon their short-term nature.

F-14

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

For the Company’s earn-out liability measured at fair value on a recurring basis using significant unobservable inputs (Level 3), the following table provides a reconciliation of the beginning and ending balance for each category therein, and gains or losses recognized during the periods ended September 30, 2023 and December 31, 2022:

Beginning balance, December 31, 2021	$578,591
Re-measurement adjustments:
Change in fair value of earn-out liability	26,604
Gain on debt extinguishment	(605,195)

Ending balance, December 31, 2022	-
Re-measurement adjustments:
Change in fair value of earn-out liability	-
Ending balance, September 30, 2023	$-

F-15

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

Business Combinations

For all business combinations (whether partial, full or step acquisitions), the Company records 100% of all assets and liabilities of the acquired business, generally at their fair values with any excess of purchase price over the net assets recorded as goodwill.

Goodwill represents the excess purchase price over the fair value of the tangible net assets and intangible assets acquired in a business combination. Acquisition-related expenses are recognized separately from business combinations and are expensed as incurred. If the business combination provides for contingent consideration, the Company records the contingent consideration at fair value at the acquisition date. Changes in fair value of contingent consideration resulting from events after the acquisition date, such as earn-outs, are recognized as follows: 1) if the contingent consideration is classified as equity, the contingent consideration is not re-measured and its subsequent settlement is accounted for within equity, or 2) if the contingent consideration is classified as a liability, the changes in fair value and accretion costs are recognized in earnings. The increases or decreases in the fair value of contingent consideration can result from changes in anticipated revenue levels and changes in assumed discount periods and rates.

Intangible Assets

Intangible assets consist primarily of the assets acquired from Genesys in the third quarter of 2019, including customer contracts and intellectual property, the assets acquired from Scouted and Upsider during the first quarter of 2021, the assets acquired from OneWire during the second quarter of 2021, and the assets acquired from Parrut and Novo Group during the third quarter of 2021. Amortization expense is recorded on the straight-line basis over the estimated economic lives.

Goodwill

Goodwill is comprised of the purchase price of business combinations in excess of the fair value assigned at acquisition to the net tangible and identifiable intangible assets acquired. Goodwill is not amortized. The Company tests goodwill for impairment for its reporting units on an annual basis, or when events occur, or circumstances indicate the fair value of a reporting unit is below its carrying value.

The Company performs its annual goodwill impairment assessment on December 31st of each year or as impairment indicators dictate (see Note 5).

When evaluating the potential impairment of goodwill, management first assess a range of qualitative factors, including but not limited to, macroeconomic conditions, industry conditions, the competitive environment, changes in the market for the Company’s products and services, regulatory and political developments, entity specific factors such as strategy and changes in key personnel, and the overall financial performance for each of the Company’s reporting units. If, after completing this assessment, it is determined that it is more likely than not that the fair value of a reporting unit is less than its carrying value, we then proceed to the quantitative impairment testing methodology.

Under the quantitative method we compare the carrying value of the reporting unit, including goodwill, with its fair value, as determined using an appropriate valuation method. If the carrying value of a reporting unit exceeds its fair value, then the amount of impairment to be recognized is recognized as the amount by which the carrying amount exceeds the fair value.

When required, we may arrive at our estimates of fair value using a discounted cash flow methodology which includes estimates of future cash flows to be generated by specifically identified assets, as well as selecting a discount rate to measure the present value of those anticipated cash flows. Estimating future cash flows requires significant judgment and includes making assumptions about projected growth rates, industry-specific factors, working capital requirements, weighted average cost of capital, and current and anticipated operating conditions. The use of different assumptions or estimates for future cash flows could produce different results.

F-16

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

Long-lived assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the book value of the asset may not be recoverable. The Company periodically evaluates whether events and circumstances have occurred that indicate possible impairment. When impairment indicators exist, the Company estimates the future undiscounted net cash flows of the related asset or asset group over the remaining life of the asset in measuring whether the long-lived asset should be written down to fair value. Measurement of the amount of impairment would be based on generally accepted valuation methodologies, as deemed appropriate. If the carrying amount is greater than the undiscounted cash flows, the carrying amount of the asset is reduced to the asset’s fair value. An impairment loss is recognized immediately as an operating expense in the consolidated statements of operations. Reversal of previously recorded impairment losses are prohibited (see Note 5).

Software Costs

We capitalize certain software development costs incurred in connection with developing or obtaining software for internal use when both the preliminary project stage is completed, and it is probable that the software will be used as intended. Capitalization ceases after the software is operational; however, certain upgrades and enhancements may be capitalized if they add functionality. Capitalized software costs include only (i) external direct costs of materials and services utilized in developing or obtaining software, (ii) compensation and related benefits for employees who are directly associated with the software project and (iii) interest costs incurred while developing internal-use software.

Income Taxes

We utilize ASC 740 “Income Taxes” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income.

The Company recognizes the impact of a tax position in the financial statements only if that position is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. Our practice is to recognize interest and/or penalties, if any, related to income tax matters in income tax expense.

F-17

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

Stock-Based Compensation

We account for our stock-based compensation under ASC 718 “Compensation - Stock Compensation” using the fair value based method. Under this method, compensation cost is measured at the grant date based on the value of the award and is recognized over the shorter of the service period or the vesting period of the stock-based compensation. This guidance establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. The Company estimates the fair value of each stock option at the grant date by using the Black-Scholes option pricing model. Determining the fair value of stock-based compensation at the grant date under this model requires judgment, including estimating volatility, employee stock option exercise behaviors and forfeiture rates. The assumptions used in calculating the fair value of stock-based compensation represent the Company’s best estimates, but these estimates involve inherent uncertainties and the application of management judgment.

Convertible Instruments

The Company evaluates and accounts for conversion options embedded in its convertible instruments in accordance with various accounting standards.

ASC 480 “Distinguishing Liabilities From Equity” provides that instruments convertible predominantly at a fixed rate resulting in a fixed monetary amount due upon conversion with a variable quantity of shares (“stock settled debt”) be recorded as a liability at the fixed monetary amount.

ASC 815 “Derivatives and Hedging” generally provides three criteria that, if met, require companies to bifurcate conversion options from their host instruments and account for them as free-standing derivative financial instruments. These three criteria include circumstances in which (a) the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract, (b) the hybrid instrument that embodies both the embedded derivative instrument and the host contract is not re-measured at fair value under otherwise applicable generally accepted accounting principles with changes in fair value reported in earnings as they occur, and (c) a separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument. Professional standards also provide an exception to this rule when the host instrument is deemed to be conventional as defined under professional standards as “The Meaning of Conventional Convertible Debt Instrument.”

ASC 815-40 provides that generally if an event is not within the entity’s control and could require net cash settlement, then the contract shall be classified as an asset or a liability.

F-18

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

Product Development

Product development costs are included in selling, general and administrative expenses and consist of support, maintenance and upgrades of our website and our Platform and are charged to operations as incurred.

Earnings (Loss) Per Share

The Company follows ASC 260 “Earnings Per Share” for calculating the basic and diluted earnings (or loss) per share. Basic earnings (or loss) per share are computed by dividing earnings (or loss) available to common shareholders by the weighted-average number of common shares outstanding. Diluted earnings (or loss) per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional shares of common stock that would have been outstanding if the potential shares of common stock had been issued and if the additional shares were dilutive. Common stock equivalents are excluded from the diluted earnings (or loss) per share computation if their effect is anti-dilutive. Common stock equivalents in amounts of 1,039,501 and 895,491 were excluded from the computation of diluted earnings per share for the nine months ended September 30, 2023 and 2022, respectively, because their effects would have been anti-dilutive.

F-19

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

	September 30,	September 30,
	2023	2022
Options	218,551	248,114
Stock awards	-	10,195
Warrants	792,283	608,515
Convertible preferred stock	28,667	28,667
	1,039,501	895,491

Business Segments

The Company uses the “management approach” to identify its reportable segments. The management approach designates the internal organization used by management for making operating decisions and assessing performance as the basis for identifying the Company’s reportable segments. Using the management approach, the Company determined that it has one operating segment.

Recently Issued Accounting Pronouncements

There have not been any recent changes in accounting pronouncements and ASU issued by the FASB that are of significance or potential significance to the Company except as disclosed below.

In October 2021, the FASB issued ASU No. 2021-08, “Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers.” This ASU requires contract assets and contract liabilities (e.g. deferred revenue) acquired in a business combination to be recognized and measured by the acquirer on the acquisition date in accordance with ASC 606, “Revenue from Contracts with Customers”. Generally, this new guidance will result in the acquirer recognizing contract assets and contract liabilities at the same amounts recorded by the acquiree. Historically, such amounts were recognized by the acquirer at fair value in purchase accounting. The guidance is effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. Early adoption is permitted, including in interim periods, for any financial statements that have not yet been issued. On January 1, 2023 the adoption of ASU 2021-08 did not have a material impact on the Company’s consolidated financial statements.

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, which significantly changes how entities will measure credit losses for most financial assets, including accounts receivable. ASU No. 2016-13 will replace today’s “incurred loss” approach with an “expected loss” model, under which companies will recognize allowances based on expected rather than incurred losses. On November 15, 2019, the FASB delayed the effective date of Topic 326 for certain small public companies and other private companies until fiscal years beginning after December 15, 2022 for SEC filers that are eligible to be smaller reporting companies under the SEC’s definition, as well as private companies and not-for-profit entities.

In March 2022, the FASB issued ASU No. 2022-02, Financial Instruments-Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures. The guidance was issued as improvements to ASU No. 2016-13 described above. The vintage disclosure changes require an entity to disclose current-period gross write-offs by year of origination for financing receivables. The guidance is effective for financial statements issued for fiscal years beginning after December 15, 2022, and interim periods within those fiscal years. The amendments should be applied prospectively. Early adoption of the amendments is permitted, including adoption in an interim period. The adoption of ASU 2022-02 did not have a material impact on the Company’s consolidated financial statements.

F-20

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

NOTE 2 - GOING CONCERN

Management believes it may not have sufficient cash to fund its liabilities and operations for at least the next twelve months from the issuance of these consolidated financial statements.

These unaudited consolidated financial statements have been prepared on a going concern basis which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company’s management has evaluated whether there is substantial doubt about the Company’s ability to continue as a going concern and has determined that substantial doubt existed as of the date of the end of the period covered by this report. This determination was based on the following factors: (i) the Company used cash of approximately $1.9 million cash used in operating activities operations during the nine months ended September 30, 2023 and has a working capital deficit of approximately $6.9 million at September 30, 2023; (ii) the Company’s available cash as of the date of this filing will not be sufficient to fund its anticipated level of operations for the next 12 months; (iii) the Company will require additional financing for the fiscal year ending December 31, 2023 to continue at its expected level of operations; and (iv) if the Company fails to obtain the needed capital, it will be forced to delay, scale back, or eliminate some or all of its development activities or perhaps cease operations. In the opinion of management, these factors, among others, raise substantial doubt about the ability of the Company to continue as a going concern as of the date of the end of the period covered by this report and for one year from the issuance of these consolidated financial statements.

F-21

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

NOTE 3 - PREPAID EXPENSES AND OTHER CURRENT ASSETS

The components of prepaid expenses and other current assets at September 30, 2023 and December 31, 2022, consisted of the following:

	September 30, 2023	December 31, 2022
Prepaid expenses	$60,977	$40,860
Prepaid advertisement	146,500	200,000
Employee advance	-	8,500
Prepaid insurance	-	3,302
Other receivables	48,755	2,886
Prepaid expenses and other current assets	$256,232	$255,548

NOTE 4 - INVESTMENT IN AVAILABLE FOR SALE MARKETABLE SECURITIES

The Company’s investment in marketable equity securities is being held for an indefinite period. Cost basis of marketable securities held as of September 30, 2023 and December 31, 2022 were $59,720 and $42,720 and accumulated unrealized losses were $58,320 and $42,720 as of September 30, 2023 and December 31, 2022, respectively. The fair market value of available for sale marketable securities was $1,400 and $0 as of September 30, 2023 and December 31, 2022, respectively, based on 178,000 shares of common stock held in one entity with an average per share market price of approximately $0.00 and 2,000 shares of preferred convertible stock held in another entity with the estimated average value upon conversion into common stock of $1,400, and is included within prepaid expenses and other current assets within accompanying consolidated balance sheet.

During the three months ended September 30, 2023, the Company received 2,000 shares initially valued at $17,000 in exchange for $150,000 of accounts receivable which was fully reserved for.

F-22

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

NOTE 5 - GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill

Goodwill is derived from our 2019 business combination as well as our five business combinations in the first three quarters of 2021. The aggregate goodwill recognized from our five 2021 acquisitions was $6,731,852 while the remaining goodwill from the 2019 acquisition was $3,517,315 at December 31, 2020. The Company performed a goodwill impairment test during 2021 using market data and discounted cash flow analysis. Based on that test, we have determined that the carrying value of goodwill related to the 2019 acquisition of Genesys was further impaired in the amount of $2,530,325 during 2021. The Company performed its annual goodwill impairment test during 2022 using market data and discounted cash flow analysis and determined that goodwill was further impaired by $582,114.

The changes in the carrying amount of goodwill for the periods ended September 30, 2023 and December 31, 2022 are as follows:

	2023	2022
Carrying value - January 1	$7,101,084	$7,718,842
Purchase price measurement period adjustments	-	(35,644)
Impairment losses	-	(582,114)
Carrying value - end of period	$7,101,084	$7,101,084

Intangible Assets

On March 31, 2019, the Company acquired Intangible assets totaling $1,910,072 from Genesys, including customer contracts and intellectual property which are being amortized over the three year useful life.

During 2021, we acquired certain intangible assets pursuant to our Scouted, Upsider, OneWire, Parrut, and Novo Group acquisitions. These intangible assets aggregate approximately $11.6 million and consist primarily of sales and client relationships, contracts, intellectual property, partnership and vendor agreements and certain other assets. We completed the accounting and valuations of the assets acquired.

Intangible assets for the periods ended September 30, 2023 and December 31, 2022 are summarized as follows:

	2023	2022
Customer contracts	$8,093,787	$8,093,787
Software acquired	3,785,434	3,785,434
License	1,726,965	1,726,965
Internal use software developed	325,491	325,491
Domains	40,862	40,862
	13,972,539	13,972,539
Less accumulated amortization	(8,510,814)	(7,555,422)
Total	5,461,725	6,417,117
Less accumulated impairment	(3,838,425)	(3,838,425)
Carrying value	$1,623,300	$2,578,692

Amortization expense of intangible assets was $321,963 and $952,170 for the three months ended September 30, 2023 and 2022, respectively, and was $955,391 and $2,877,882 for the nine months ended September 30, 2023 and 2022, respectively related to the intangible assets acquired in business combinations. Future amortization of intangible assets is expected to be approximately as follows: 2023 (remainder of year), $280,426; 2024 $739,547; 2025, $455,683; 2026, $122,507; 2027, $2,738; and thereafter, $22,399. The Company began amortizing intangible assets from the Scouted, Upsider and OneWire acquisitions in the second quarter of 2021 and the Parrut and Novo Group acquisitions in the third quarter of 2021.

The Company performed its impairment test during 2022 using the market and income approach, and determined that the Company’s customer contracts, software acquired, internal use software developed, and domains were impaired by $3,838,425.

On November 21, 2022, the Company entered into a Domain Name sale and Ownership Transfer Agreement with Chief Executive Group (“CEG”). Per the agreement, the Company agreed to sell and transfer to CEG all ownership rights in and to the domain name CFO-Job.com and its associated social media property (“Domain Assets’). In exchange for the Domain Assets, the Company received cash consideration of $50,000, and $200,000 worth of advertising from CEG. Half of the advertising consideration is to be used within one year of this agreement, and the remaining balance is to be used within two years of the agreement. During the year ended December 31, 2022, the Company recorded a gain on sale of intangible asset of $250,000 which was included in general and administrative expenses on the consolidated statements of operations during the year ended December 31, 2022. The Company additionally recorded a prepaid advertising expense within prepaid expenses and other current assets on the consolidated balance sheet. As of September 30, 2023, the Company utilized approximately $54,000 of advertising from CEG.

On December 5, 2022, the Company entered into an asset purchase agreement in which the Company sold to a third party Upsider’s candidate sourcing and engagement platform and all related intellectual property for $1,000,000 in cash consideration. The recorded value of the internal use software developed at the date of the sale was $1,000,000 resulting in no gain or loss on the sale. For a period of eighteen months from the date of the sale, the Company will have continued access to this platform.

F-23

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

NOTE 6 – DISCONTINUED OPERATIONS

On August 4, 2023, (i) Recruiter.com Consulting and Insigma, Inc.(“Insigma”), a wholly owned subsidiary of Futuris Company (“FTRS”), entered into an asset purchase agreement (“Insigma Agreement”) and (ii) Recruiter.com Consulting and Akvarr, Inc., (“Akvarr”) and a wholly owned subsidiary of FTRS, entered into an asset purchase agreement (“Insigma Agreement”). Upon the terms and subject to the conditions of the agreements, the Company agreed to sell its right, title, and exclusive interest in certain client contracts and associated staff, contractors, business information, and relationships related staffing and consulting services revenue stream (“Assets Sold”) to Insigma and Akvarr.

The Company’s carrying net book value of the related assets and liabilities in connection with assets sale under the Insigma Agreement as of September 30, 2023 and December 31, 2022 was $0.

As consideration for the assets sold, and upon completion of the assignment of certain acquired assets to Insigma, Insigma would issue to the Company a number of shares of common stock of FTRS equal to $500,000 based on the 30 day volume weighted average price preceding the closing date, as defined. The Insigma Agreement also provides for the payment of up to $2,000,000 of additional cash consideration as an earnout payment to the Company, which shall be payable in monthly installments beginning 30 days from the closing date and based on the Gross Margin (as defined in the Insigma Agreement) generated by the acquired assets. On October 2, 2023 the Company and Insigma finalized the transfer based on the Closing Date (as defined in the Insigma Agreement). On October 5, 2023 the Company received 9,518,605 shares of common stock of FTRS. The shares were Valued at  $634,605 based on the October 2, 2023, stock price of $0.0667.

The Company determined all of the required criteria for held-for-sale in accordance with ASC 205-20-45-1E and discontinued operations classification were met as of September 30, 2023.

In accordance with ASC 205-20, Presentation of Financial Statements: Discontinued Operations, a disposal of a component of an entity or a group of components of an entity (disposal group) is required to be reported as discontinued operations if the disposal represents a strategic shift that has (or will have) a major effect on an entity’s operations and financial results when the disposal group meets the criteria to be classified as held-for-sale. The consolidated statements of operations reported for current and prior periods report the results of operations of the discontinued operations recognized as a component of net income separate from the net loss from continuing operations.

The following table presents the components in assets and liabilities associated with discontinued operations:

	September 30, 2023	December 31, 2022

Accounts receivable, net of allowance for doubtful accounts of $270,291 and $62,427, respectively	$2,042,519	$1,223,869
Total current assets from discontinued operations	$2,042,519	$1,223,869

Accrued expenses and compensation	$543,698	$2,643
Total current liabilities associated with discontinued operations	$543,698	$2,643

The following table presents the major income and expense line items relate to the staffing and consulting services revenue as reported in the condensed consolidated statements of operations for the three and nine months ended September 30, 2023 and 2022:

	Three months Ended September 30,
	2023	2022

Revenue	$1,085,980	$1,183,218
Cost of revenue	808,402	877,035
Gross Profit	277,578	306,183
Operating expenses:
General and Administrative	1,049	3,290
Total operating expenses	1,049	3,290
Net income from discontinued operations	$276,529	$302,893

	Nine months Ended September 30,
	2023	2022

Revenue	$3,592,700	$2,651,919
Cost of revenue	3,056,524	1,806,395
Gross Profit	536,176	845,524
Operating expenses:
General and Administrative	1,050	33,743
Total operating expenses	1,050	33,743
Net income from discontinued operations	$535,126	$811,781

F-24

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

NOTE 7 - LOANS PAYABLE

Promissory Notes Payable

We received $250,000 in proceeds from an institutional investor pursuant to a promissory note dated May 6, 2021. The note bears interest at 12% per year and matures on May 6, 2023. In April 2022, we paid off the total principal balance of the note and the accrued interest.

We issued a promissory note for $1,750,000 pursuant to the Parrut acquisition agreement dated July 7, 2021. The note had a term of 24 months, accrued interest at 6%, and originally matured on July 1, 2023. The note required monthly payments of $77,561. On October 19, 2022, Parrut agreed to subordinate their note to a promissory note issued to Montage Capital II, L.P. In return, we restructured the payment schedule for the Parrut note which was set to mature on August 31, 2023, and bears interest at 12%. On August 31, 2023, we did not make payments of amounts due under the note and defaulted with Parrut and are currently negotiating an extension of the maturity date of the note. At September 30, 2023 and December 31, 2022, the outstanding balance on the promissory note with Parrut was $261,112 and $444,245, respectively.

We issued a promissory note for $3,000,000 pursuant to the Novo Group acquisition agreement dated August 27, 2021. The note originally had a term of 30 months, bears interest at 6%, and was scheduled to mature on February 1, 2024. The note requires monthly payments of $85,000 for the first 12 months, $110,000 for months 13 through 24, $155,000 for months 25 through 29, and $152,357 for month 30. In April 2022, we negotiated a reduction in this promissory note with Novo Group due to employee turnover that occurred following the acquisition. We entered into an agreement with Novo Group to reduce the outstanding principal balance by $600,000 and changed the maturity date to November 1, 2023. The reduction in the promissory note was accounted for as gain on debt extinguishment on the consolidated statement of operations.

In October 2022, Novo Group entered into a Subordination Agreement (“Subordination Agreement”), pursuant to which Novo agreed to subordinate all its indebtedness and obligations we owe to Novo to all the indebtedness and obligations we owe to Montage Capital.

In February 2023, we entered into an additional Amendment to the Promissory Note with Novo Group, Inc. (the “Novo Amendment”). The Novo Amendment further modifies the Promissory Note issued to Novo on August 27, 2021 (the “Novo Note”) and amended on April 1, 2022, by amending the payment schedule pursuant to which we would make payments of principal and interest to Novo. Novo agreed we would pay interest only for the period starting November 1, 2022 though and including March 31, 2023, with payments of principal and interest to resume starting April 1, 2023. We also replaced the existing payment schedule with a new payment schedule terminating on October 31, 2023. On November 1, 2023, we did not make payments due on the promissory note with Novo Group and are currently in process of amending the maturity date of the note. At September 30, 2023 and December 31, 2022, the outstanding balance of he Novo Promissory Notes was $1,217,529 and $1,292,360, respectively

F-25

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

On August 17, 2022, we issued promissory notes for $1,111,111, in the aggregate (the “8/17/22 Notes”) We received proceeds of $960,000, net of debt issuance costs of $40,000 and an original issue discount of $111,111. The 8/17/22 Notes have a term of 12 months, bear interest at 6%, and was set to mature on August 17, 2023. The 8/17/22 Notes was set to be paid off in full on August 17, 2023. As a part of these financings, we granted the noteholders 46,296 warrants to purchase our common stock (See Note 9) (the “8/17/22 Warrants”). The 8/17/22 Warrants were valued at $463,737 and treated as a debt discount to be amortized over the life of the note. On August 7, 2023 the Company signed an amendment to the 8/17/22 Notes.  The amendment extends each of the maturity dates of August 17, 2023 and August 30, 2023 respectively, by 180 days. In return, the company has agreed to give $50,000 in either stock or cash at its discretion within ninety days of signing the amendment. As of September 30, 2023, the related $50,000 of debt issuance costs was recorded within accrued expenses as no discretion has been elected (see Note 12 default notice).

At September 30, 2023 and December 31, 2022, the outstanding balance on the 8/17/22 Notes, net of the unamortized debt issuance costs and debt discounts of $38,056 and $384,280, respectively, was $1,073,055 and $726,831, respectively (see Note 12 default notice).

On August 30, 2022, we issued promissory notes for $1,305,556, in the aggregate (the “8/30/22 Notes,” and together with the 8/17/22 Notes, the “August 2022 Notes”). We received proceeds of $1,175,000, net of an original issue discount of $130,556. The 8/30/22 Notes have a term of 12 months, bear interest at 6%, and was set to mature on August 30, 2023. The 8/30/22 Notes were set to be paid off in full on August 30, 2023. As a part of these financings, we granted the noteholders 54,398 warrants to purchase our common stock (See Note 9) (the “8/30/22 Warrants, and together with the 8/17/22 Warrants, the “August 2022 Warrants”). These 8/30/22 Warrants were valued at $569,106 and treated as a debt discount to be amortized over the life of the note. At September 30, 2023 and December 31, 2022, the outstanding balance on the 8/30/22 Notes, net of the unamortized debt issuance costs and debt discounts of $0 and $466,441, respectively, was $1,194,445 and $839,115, respectively (see Note 12 default notice).

On October 19, 2022, the Company closed a Loan and Security Agreement (the “Loan Agreement”), by and among the Company and Montage Capital II, L.P. (the “Lender”). Pursuant to the Loan Agreement, the Lender will make advances (“Advances”) in the aggregate principal amount of $2,250,000, with the first Advance of $2,000,000 being provided on or around the Closing Date and the second Advance of $250,000 being available to the Company upon request prior to April 30, 2023. Interest will accrue on all Advances under the Loan Agreement at a per annum rate of 12.75%. In the event of a default under the terms of the Loan Agreement, the interest rate increases by 5 percentage points above the interest rate in effect immediately prior to a default. The entire outstanding principal balance of the Advances, all accrued and unpaid interest thereon, and all fees and other amounts outstanding thereunder will be immediately due and payable on the 42nd month anniversary of the Closing Date (the “Maturity Date”). In connection with the Loan Agreement, the Company granted and pledged to the Lender a continuing security interest in all presently existing and hereafter acquired or arising Collateral (as more specifically defined in the Loan Agreement) which includes all personal property of the Company and its subsidiaries. The Loan Agreement contains certain affirmative and negative covenants to which the Company is also subject. The Company agreed to pay the Lender a fee of $45,600, with $40,000 due upon the execution of the Loan Agreement and the balance due upon the funding of the second Advance. The Company is permitted to prepay any amounts due to the Lender; provided, however, that a Prepayment Fee (as more specifically defined in the Loan Agreement) shall be owed to the Lender depending on when the amounts are prepaid.

F-26

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

In addition, in connection with the Loan Agreement, the Company issued 47,103 warrants to purchase common stock of the Company (the “Warrants”) to the Lender, with 41,520 Warrants issued and exercisable upon the Closing Date and the additional 5,580 Warrants becoming exercisable upon funding of the second Advance. The Warrants are exercisable for ten years from the Closing Date at an exercise price of $30.00 per share, subject to certain adjustments. Upon the earlier of the Maturity Date or a sale of the Company or other change in control, the Lender has the right to cause the Company to repurchase the Warrants for up to $703,125 ($600,000 if only the first Advance has been made and $703,125 if both Advances have been made) which is recorded as a warrant liability for puttable warrants. The Company is also obligated to pay the Lender a cash fee equal to 1.25% of the aggregate principal amount of the Advances that is outstanding on each anniversary of the Closing Date if (i) the average closing price of the Company’s common stock for the thirty (30) day period prior to such anniversary date is less than $30.00 or (ii) the closing price of the Company’s common stock for the date immediately prior to such anniversary date is less than $30.00.

The Company accrues anniversary fees each year on the one-year anniversary of the issuance date of 1.25% of the outstanding advance balance depending on the stock price. The accrued anniversary fees are payable on the date the buyout fee becomes due and payable. The Company records an expense for the 1.25% cash fee ratably over the 12 months.

On February 2, 2023, the Company entered into a First Amendment to Loan and Security Agreement (the “Montage Amendment”), by and between the Company, its subsidiaries (Recruiter.com, Inc., Recruiter.com Recruiting Solutions, LLC, Recruiter.com Consulting, LLC, VocaWorks, Inc., Recruiter.com Scouted, Inc., Recruiter.com Upsider, Inc., and Recruiter.com - OneWire, Inc.), and Montage, effective as December 18, 2022. The Montage Amendment modifies that certain Loan and Security Agreement by and among the Company, its subsidiaries, and Montage to provide the Company with additional time to meet certain post-closing covenants.

On August 16, 2023, we entered into a Second Amendment to Loan and Security Agreement (the “Second Montage Amendment”), by and among the Company, its subsidiaries and Montage. The Second Montage Amendment modifies that certain Loan and Security Agreement by and among the Company, its subsidiaries, and Montage, as amended (the “Loan and Security Agreement”) to join CognoGroup, Inc. as an additional borrower to the Loan and Security Agreement and amend and restate the definition of “Maturity Date” to the earlier of (i) the four month anniversary of the initial closing of the Purchase Agreement or (ii) February 28, 2024. Additionally, the Montage Amendment provides for Montage’s consent to certain transactions that would have otherwise been prohibited under the Loan and Security Agreement, including the transaction contemplated by the Purchase Agreement with Job Mobz.

In addition, in connection with the Second Montage Amendment, the Company issued warrants to purchase common stock of CognoGroup, Inc. (the “CognoGroup, Inc Warrants”) to the Lender. The number of shares shall be equal to 1.4% of the CognoGroup, Inc outstanding capital stock on a fully diluted basis at the exercise price of $0.01 per share and with expiration date of October 19, 2032.  On and after the earlier to occur of (i) October 19, 2026, (ii) any sale, license, or other disposition of all or substantially all of the assets of the CognoGroup, Inc., or any reorganization, consolidation, or merger of the CognoGroup, Inc. where the holders of the CognoGroup, Inc.’s securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction, (iii) a transaction in which any “person” or “group” becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of a sufficient number of shares of all classes of stock then outstanding of the CognoGroup, Inc. ordinarily entitled to vote in the election of directors, empowering such “person” or “group” to elect a majority of the Board of Directors of the CognoGroup, Inc., who did not have such power before such transaction (“Change in Control”), or (iv) the dissolution or liquidation of the CognoGroup, Inc. (“Wind-Up”), CognoGroup, Inc. shall, at the request of Holder, purchase all rights that Holder has under this CognoGroup, Inc. Warrants for a cash payment in the amount equal to $600,000 (the “Buyout Fee”). In addition to the foregoing, at any time on or after October 19, 2026, and in the absence of an Acquisition, Change in Control, or Wind-Up, Holder may elect to receive a portion of the Buyout Fee. These CognoGroup, Inc Warrants were valued at $600,000 and treated as a debt discount to be amortized over the life of the note and a puttable liability was established.

On November 8, 2023, we notified Montage and other lenders of the occurrence of the receipt of a default notice from Cavalry (see Note 12), which would have the effect of triggering a cross default.

At September 30, 2023 and December 31, 2022, the outstanding balance on the Loan Agreement, net of the unamortized debt issuance costs and debt discounts of $872,258 and $622,630, respectively, was $998,743 and $1,377,370, respectively.

At September 30, 2023 and December 31, 2022, the outstanding principal balance on the promissory notes payable totaled $5,655,197 and $6,153,272, respectively.

F-27

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

Factoring Arrangement

We entered into a factoring agreement with CSNK Working Capital Finance Corp. d/b/a Bay View Funding, a subsidiary of Heritage Bank of Commerce (the “Buyer”), effective April 27, 2022 (the “Factoring Agreement”), for the purpose of factoring our trade accounts receivable with recourse. The proceeds of the factoring are used to fund our general working capital needs. The Company is accounting for this transaction as a secured borrowing under the Transfers and Servicing of Financial Assets guidance. The agreement is for a term of twelve months with an auto renewal clause for an additional twelve months unless terminated by the parties. The agreement is secured by substantially all assets of the Company.

Pursuant to the Factoring Agreement, we sell certain trade accounts receivable to the Buyer. We are charged a finance fee, defined as a floating rate per annum on outstanding advances under the Factoring Agreement, equal to the prime rate plus 3.25% due on the first day of each month. We are also charged a factoring fee of 0.575% of the gross face value of any trade accounts receivables for the first 30 days from when the trade accounts receivable is purchased and 0.30% for each fifteen days afterward until the purchased receivable is paid in full or repurchased.

We receive advances of up to 85% of the amount of eligible trade accounts receivable. Advances outstanding shall not exceed the lesser of $3,000,000 or an amount equal to the sum of all undisputed purchased trade accounts receivable multiplied by 85%, less any reserved funds.

All collections of purchased receivables go directly to the Buyer controlled lockbox and Buyer shall apply these collections to the Company’s obligations. The Company will immediately turn over to Buyer any payment on a purchased receivable, or receivable assigned to Buyer under the Factoring Agreement, that comes into the Company’s possession. In the event the Company comes into possession of a remittance comprising payments of both a purchased receivable and receivable which has not been purchased by Buyer, the Company is required to hold the same in accordance with the provisions set forth above and immediately turn same over to Buyer.

As stated previously, the Company factors the accounts receivable on a recourse basis. Therefore, if the Buyer cannot collect the factored accounts receivable from the customer, the Company must refund the advance amount remitted to us for any uncollected accounts receivable from the customer. Accordingly, the Company records the liability of potentially having to refund the advance amount as short-term debt when the factoring arrangement is utilized. As of September 30, 2023 and December 31, 2022, $0 and $545,216 of advances were outstanding under the factoring arrangement, respectively, and $38,488 and $263,939, was due from the factor, respectively, resulting in a net $0 and $281,277 loan payable to the factor, respectively. As of September 30, 2023, amount due from factor is included in prepaid expenses and other current assets.

As consideration for Buyer forgoing other factoring transactions in the marketplace and for establishing the maximum credit of $3,000,000, the Company paid the Buyer a facility fee upon entering into the Factoring Agreement (the “Facility Fee”) in the amount of one half of one percent (0.50%) of the maximum credit, $15,000. An additional Facility Fee is charged for increases to the maximum credit, but only for the incremental increase. The Facility Fee was accounted for as a factoring fee expense, which is included as part of the interest expense along with all other factor fees.

The cost of factoring for the three months ended September 30, 2023 and 2022 was $244 and $26,302, respectively, and the for the nine months ended September 30, 2023 and 2022 was $20,481 and $104,683, respectively.

The status of the loans payable as of September 30, 2023 and December 31, 2022 are summarized as follows:

	September 30, 2023	December 31, 2022
Promissory notes	$5,655,197	$6,153,272
Factoring arrangement	-	281,277
Total loans payable	5,655,197	6,434,549
Less: Unamortized debt discount or debt issuance costs	(910,312)	(1,473,351)
Less current portion	(4,744,885)	(3,700,855)
Non-current portion	$-	$1,260,343

The future principal payments of the loans payable are as follows:

Year Ending December 31,
2023 (remainder of year)	$3,913,197
2024	1,742,000
Total principal payments	$5,655,197

F-28

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

NOTE 8 - STOCKHOLDERS’ EQUITY

Preferred Stock

The Company is authorized to issue 10,000,000 shares of preferred stock, par value $0.0001 per share. As of September 30, 2023 and December 31, 2022, the Company had 86,000 shares of preferred stock issued and outstanding. No shares of preferred stock were issued during the nine months ended September 30, 2023.

Our Series E preferred stock is the only class of our preferred stock that is currently outstanding.  Series E preferred stock has a stated value of $20 per share, which is convertible at any time after issuance at the option of the holder, subject to a beneficial ownership limitation of 4.99% or if waived, 9.99%, into common stock based on the stated value per share divided by $4.00 per share, subject to adjustment in the event of stock splits, stock dividends or reverse splits. Holders of Series E Preferred Stock are entitled to vote together with holders of the common stock on an as-converted basis, subject to a beneficial ownership limitation of 4.99% or if waived, 9.99%. If at any time while any shares of Series E Preferred Stock remain outstanding and any triggering event contained in the Certificate of Designation for such series occurs, we shall pay, within three days, to each holder $210 per each $1,000 of the stated value of each such holder’s shares of Series E Preferred Stock.

Preferred Stock Penalties

On March 31, 2019, we entered into certain agreements with investors pursuant to which we issued convertible preferred stock and warrants, as described above. Each of the series of preferred stock and warrants required us to reserve shares of common stock in the amount equal to two times the common stock issuable upon conversion of the preferred stock and exercise of the warrants. We did not comply in part due to our attempts to manage the Delaware tax which increases to a maximum of $200,000 as the authorized capital increases without the simultaneous increase in the number of shares outstanding. In May 2020 following stockholder approval at a special meeting the Company effected a reincorporation from Delaware to Nevada and a simultaneous increase in our authorized common stock from 31,250,000 shares to 250,000,000 shares. As of December 31, 2019, we estimated that we owed approximately $6 million in penalties (prior to any waivers of penalties) to holders of preferred stock. Subsequent to December 31, 2019, we have received waivers from a substantial number of the preferred shareholders with respect to these penalties. We have agreed to issue to the holders of Series D Preferred Stock an aggregate of 106,134 additional shares of Series D Preferred Stock (valued at $1,929,516) as consideration for the waivers. We have accrued this cost at December 31, 2019. Additionally, certain holders of Series E and Series F Preferred Stock have not waived the penalties. We have accrued $308,893 at December 31, 2019 related to these Series E and Series F Preferred holders. Because of our ongoing liquidity problems, we will be required to cease operations if faced with material payment requests from investors who did not agree to waive the penalties. The total accrued penalty amount of $2,238,314 was included in accrued expenses on the balance sheet at December 31, 2019. The $1,929,516 accrual was reclassified to equity during the three months ended March 31, 2020 as a result of our issuance of the 106,134 shares of Series D Preferred Stock. At both September 30, 2023 and December 31, 2022, the remaining balance of 308,798 is included in accrued expense on the consolidated balance sheets.

Common Stock

The Company is authorized to issue 6,666,667 shares of common stock, par value $0.0001 per share. As of September 30, 2023 and December 31, 2022 the Company had 1,433,903 and 1,085,184 shares of common stock outstanding, respectively.

Shares issued for cash

On August 17, 2023, we entered into a securities purchase agreement with the investor, pursuant to which the Company agreed to sell and issue, in a registered direct offering, an aggregate of (i) 130,000 shares of common stock at a purchase price of $4.662 per Share and accompanying Warrant (2023 Warrant) and (ii) 92,222 pre-funded warrants (the “2023 Pre-Funded Warrants”) to purchase up to an aggregate of 92,222 shares of common stock  at a purchase price of $4.6062 per 2023 Pre-Funded Warrant and accompanying Warrant. Also, pursuant to securities purchase agreement, in a concurrent private placement, the Company also agreed to sell and issue to the purchaser warrants (the “2023 Warrants”) to purchase up to 222,222 shares of Common Stock. The 2023 Warrants will be exercisable as of February 21, 2024, at an exercise price of $1.287 per share and will expire five and one-half years from the date of issuance. The total aggregate cash proceeds to the Company were $785,509 deduction of equity issuance costs of $3000,490.

Shares issued upon exchange of common stock warrants

On January 6, 2022, upon agreement with a warrant holder, the Company issued 7,515 shares of common stock upon the exchange of 7,515 warrants. The shares were valued at approximately $473,000 based on the stock price, while the exchanged warrants had a Black-Scholes value of approximately $321,000, resulting in a loss on exchange and credit to equity of $152,244.

Reverse Stock Split

On August 4, 2023, the Company approved a one-for-fifteen (1:15) reverse stock split of the Company’s issued and outstanding shares of common stock (the “Reverse Stock Split”). On August 22, 2023, the Company filed a Certificate of Change pursuant to Nevada Revised Statutes with the Nevada Secretary of State to effect a reverse stock split of the Common Stock, and the proportional decrease of the Company’s authorized shares of Common Stock at a ratio of one-for-fifteen (15). All share and per share data have been retrospectively adjusted for the effects of the reserve split.

Restricted Stock Units

On September 18, 2020 the Company awarded to Evan Sohn, our Executive Chairman and CEO at that time, 14,773 restricted stock units (the “RSUs”) subject to and issuable upon the listing of the Company’s common stock on the Nasdaq Capital Market or NYSE American, or any successor of the foregoing (the “Uplisting”). The RSUs will vest over a two-year period from the date of the Uplisting in equal quarterly installments on the last day of each calendar quarter, with the first portion vesting on the last day of the calendar quarter during which the Uplisting takes place, subject to Mr. Sohn serving as an executive officer of the Company on each applicable vesting date, provided that the RSUs shall vest in full immediately upon the termination of Mr. Sohn’s employment by the Company without Cause (as defined in the Employment Agreement). The RSU award has been valued at $1,662,000 and compensation expense will be recorded over the estimated vesting period. We recognized compensation expense of $0 and $148,836 during the three months ended September 30, 2023 and 2022 respectively. During the nine months ended September 30, 2023 and 2022, we recognized compensation expense of $152,143 and $446,507 respectively. The shares began vesting on June 30, 2021, the quarter the Uplisting occurred.

On February 2, 2022, 500 RSUs vested and 500 were issued to a vendor for services related to a 2021 agreement. The Company expensed the remaining $27,000 in 2022 as the service period expired.

F-29

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

During the three months ended March 31, 2022, 2,133 RSUs were granted to vendors for services. 1,467 RSUs vested immediately and were issued as common stock to the vendor, and the remaining 667 were issued in May 2022. The total 2,133 RSUs were valued at $93,120 and were expensed as of March 31, 2022 based on the service period in the contract.

During the three months ended June 30, 2022, 63,825 RSUs were granted to vendors for services. 56,325 RSUs have vested and were issued as common stock to the vendors, and the remaining 7,500 were vested and issuable as of June 30, 2022. The total 63,825 RSUs were valued at $100,020.

During the three months ended September 30, 2022, no RSUs were granted to vendors for services. 7,500 RSUs were vested and issuable as of September 30, 2022 related to RSUs granted in prior periods.

Total expenses for RSUs for the three and nine months ended September 30, 2023 was $0 and $152,143, respectively. Total expense for RSUs for the three and nine months ended September 30, 2022 was $245,864 and $870,773.

Restricted stock grant activity for the periods identified below is as follows:

Stock Awards
Outstanding at December 31, 2021	9,733
Granted	6,388
Vested	(5,888)
Vested and issuable	(500)
Forfeited or cancelled	-
Outstanding at December 31, 2022	9,733
Granted	-
Vested and issued	(7,387)
Vested and issuable	(2,346)
Outstanding at September 30, 2023	-

F-30

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

NOTE 9 - STOCK OPTIONS AND WARRANTS

Stock Options

On January 6, 2022, the Company granted to a consultant a total of 1,333 options to purchase common stock, exercisable at $39.60 per share, under the terms of the 2021 Equity Incentive Plan (the “2021 Plan”). The options have a term of five years. The options vested 50% at March 3, 2022 and 50% on April 3, 2022.

On January 10, 2022, the Company granted to a director a total of 1,000 options to purchase common stock, exercisable at $36.00 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options vest quarterly over a four-year period.

On January 19, 2022, the Company granted to a director a total of 1,000 options to purchase common stock, exercisable at $36.00 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options vest quarterly over a four-year period.

On January 20, 2022, the Company granted to directors a total of 4,000 options to purchase common stock, exercisable at $36.00 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options vest quarterly over a four-year period.

On March 11, 2022, the Company granted to employees a total of 3,500 options to purchase common stock, exercisable between $43.05 and $44.25 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options will vest quarterly over four years, with the first portion vesting on June 11, 2022..

On April 1, 2022, the Company granted an employee a total of 25,000 options to purchase common stock, exercisable at $2.47 per share, under the terms of the 2021 Plan. The options have a term of five years. The options will vest quarterly over four years, with the first portion vesting on July 1, 2022. On April 5, 2022, the Company granted an employee a total of 37,000 options to purchase common stock, exercisable at $2.12 per share, under the terms of the 2021 Plan. The options have a term of five years. The options will vest quarterly over four years, with the first portion vesting on July 1, 2022.

On April 5, 2022, the Company granted to employees a total of 57,500 options to purchase common stock, exercisable at $2.12 per share, under the terms of the 2021 Plan. The options have a term of five years. The options will vest quarterly over four years, with the first portion vesting on July 5, 2022.

On April 7, 2022, the Company granted to employees a total of 120,100 options to purchase common stock, exercisable at $2.03 per share, under the terms of the 2021 Plan. The options have a term of five years. The options will vest quarterly over four years, with the first portion vesting on July 7, 2022.

On April 28, 2022, the Company granted a consultant a total of 35,000 options to purchase common stock, exercisable at $1.60 per share, under the terms of the 2021 Plan. The options have a term of five years. The options will vest monthly over two months, with the first portion vesting on May 28, 2022.

F-31

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

On May 17, 2022, the Company granted a consultant a total of 5,000 options to purchase common stock, exercisable at $1.07 per share, under the terms of the 2021 Plan. The options have a term of five years. The options vested immediately.

On May 17, 2022, the Company granted to employees a total of 22,500 options to purchase common stock, exercisable at $1.07 per share, under the terms of the 2021 Plan. The options have a term of five years. The options will vest quarterly over four years with a one-year cliff, with the first portion vesting on May 17, 2023.

On June 2, 2022, the Company granted a consultant a total of 25,461 options to purchase common stock, exercisable at $1.00 per share, under the terms of the 2021 Plan. The options have a term of five years. The options will vest monthly over one year, with the first portion vesting on July 6, 2022.

On June 27, 2022, the Company granted to employees a total of 37,500 options to purchase common stock, exercisable at $1.00 per share, under the terms of the 2021 Plan. The options have a term of five years. The options will vest quarterly over four years with a one-year cliff, with the first portion vesting on June 27, 2023.

On August 30, 2022, the Company granted to directors a total of 270,000 options to purchase common stock, exercisable at $1.31 per share, under the terms of the 2021 Plan. The options have a term of five years. The options vest immediately.

On August 30, 2022, the Company granted to employees a total of 550,000 options to purchase common stock, exercisable at $1.31 per share, under the terms of the 2021 Plan. The options have a term of five years. The options will vest months over two years.

On September 22, 2022, the Company granted to employees a total of 80,000 options to purchase common stock, exercisable at $1.10 per share, under the terms of the 2021 Plan. The options have a term of five years. The options will vest months over two years.

On April 4, 2022, the Company granted to employees a total of 25,000 options to purchase common stock, exercisable at $2.12 per share, under the terms of the 2021 Plan. The options have a term of five years. The options will vest quarterly over four years, with the first portion vesting on July 4, 2022.

On January 9, 2023, the Company granted to an employee a total of 1,667 options to purchase common stock, exercisable at $6.75 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options will vest quarterly over four years, with the first portion vesting on April 9, 2023

On March 22, 2023, the Company granted three employees a total of 4,000 options to purchase common stock, exercisable at $3.30 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options vested immediately.

On June 2, 2023, the Company granted five employees a total of 3,833 options to purchase common stock, exercisable at $2.85 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options will vest quarterly over four years, with the first portion vesting on September 2, 2023.

On June 8, 2023, the Company granted one employee a total of 3,333 options to purchase common stock, exercisable at $4.05 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options will vest quarterly over four years, with the first portion vesting on September 8, 2023.

On August 10, 2023, the Company granted an employee 3,333 options to purchase common stock, exercisable at $3.00 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options vest monthly through December 31, 2023.

The fair values of stock options granted during the three months ended September 30, 2023 were estimated using Black-Sholes option-pricing model with the following assumptions:

September 30, 2023
Risk-free interest rates	4.95%
Expected life (in years)	0.3
Expected volatility	171.42%
Dividend yield	-

During the three months ended September 30, 2023 and 2022, we recorded $343,951 and $765,743 of compensation expense, respectively, related to stock options, and during the nine months ended September 30, 2023 and 2022, we recorded $954,317 and $2,544,898 of compensation expense, respectively related to stock options.

 A summary of the status of the Company’s stock options as of September 30, 2023, and changes during the period are presented below:

	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Life (In Years)	Aggregate Intrinsic Value
Outstanding at December 31, 2022	247,008	$45.75	2.80	$-
Granted	16,167	13.2	-	-
Exercised	-	-	-	-
Expired or cancelled	(44,623)	42.03	-	-
Outstanding at September 30, 2023	218,552	43.38	3.09	$-
Exercisable at September 30, 2023	181,483	$47.25	3.24	$-

As of September 30, 2023, there was approximately $485,405 of unrecognized compensation cost related to unvested stock options which vest over time and are expected to be recognized over a period of four years, as follows: 2023 (remainder of year), $101,761; 2024, $261,044; 2025, $97,984; 2026, $23,595; and 2027 and thereafter, $1,021.

F-32

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

Warrants

2023 Warrant Grants

Warrant repricing

On February 3, 2023, the Company entered into amendments to Common Stock Purchase Warrants issued on August 17, 2022 to each of Cavalry Fund I LP, Firstfire Global Opportunities Fund LLC, and Porter Partners, L.P. The warrant amendments modify the time period until the holders of these warrants are permitted to exercise the Warrants by means of a “cashless exercise.” In addition, the warrant amendments lower the exercise price of the Warrants to $5.70 per warrant share, as further described in the warrant amendments. These amendments were treated as modifications to induce the exercise of warrants, and as such, resulted in deferred equity costs of $10,400 on the date of the amendment. As a result of the lowered exercise price of the Warrants, the exercise price of warrants issued by the Company on May 28, 2020, January 5, 2021, January 20, 2021, August 17, 2022, and August 30, 2022, will be automatically lowered to $5.70 per warrant share due to anti-dilution provisions in these warrants. We have recorded a deemed dividend for the change in value due to the anti-dilution adjustments and an increase to the carrying value of the warrants of $503,643 as a result of the trigger of the anti-dilution provisions.

Warrants exercised into Common Stock

In February 2023, we issued 54,768 common shares to investors who exercised warrants with a strike price of $5.70 for gross proceeds of $315,178.

In June 2023, we issued 38,804 common shares to investors who cashless exercised 39,196 warrants.

Warrants issued with 2023 Equity Financing

On August 17, 2023, in connections with the securities purchase agreement (the “2023 Purchase Agreement”) with the investor (See Note 8) the Company issued 92,222 pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 92,222 shares of Common Stock and accompanying 222,222 shares of warrants (the “2023 Warrants) to purchase up to an aggregate of 222,222 shares of Common Stock. The initial exercise date of the Pre-Funded Warrants under the agreement terms is August 21, 2023 at the exercise price per share of $0.0015, subject to certain adjustments. The initial exercise date of the 2023 Warrants under the agreement terms is February 21, 2024. The 2023 Warrants are exercisable for five years from the initial exercise date at the exercise price per share is $2.7870, subject to certain adjustments.

In August 2023, we issued 92,222 of common shares to investor who exercised 92,222 of Pre-Funded warrants.

Warrants issued with Debt Financing

In connection with the Second Montage Amendment, as discussed in Note 7, the Company will issue warrants to purchase common stock of CognoGroup, Inc. (the “CognoGroup, Inc Warrants”) to the Lender. The number of shares shall be equal to 1.4% of the CognoGroup, Inc outstanding capital stock on a fully diluted basis at the exercise price of $0.01 per share and with expiration date of October 19, 2032.  On and after the earlier to occur of (i) October 19, 2026, (ii) any sale, license, or other disposition of all or substantially all of the assets of the CognoGroup, Inc., or any reorganization, consolidation, or merger of the CognoGroup, Inc. where the holders of the CognoGroup, Inc.’s securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction, (iii) a transaction in which any “person” or “group” becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of a sufficient number of shares of all classes of stock then outstanding of the CognoGroup, Inc. ordinarily entitled to vote in the election of directors, empowering such “person” or “group” to elect a majority of the Board of Directors of the CognoGroup, Inc., who did not have such power before such transaction (“Change in Control”), or (iv) the dissolution or liquidation of the CognoGroup, Inc (“Wind-Up”), CognoGroup, Inc shall, at the request of Holder, purchase all rights that Holder has under this CognoGroup, Inc Warrants for a cash payment in the amount equal to $600,000 (the “Buyout Fee”). In addition to the foregoing, at any time on or after October 19, 2026, and in the absence of an Acquisition, Change in Control, or Wind-Up, Holder may elect to receive a portion of the Buyout Fee. These CognoGroup, Inc Warrants were valued at $600,000 and treated as a debt discount to be amortized over the life of the note.

2022 Warrant Grants

Warrant exchange for Common Stock

On January 6, 2022, the Company issued 7,515 shares of common stock upon the exchange of 7,515 warrants (See Note 8).

Warrants issued with Debt Financing

During August 2022, the Company granted 100,694 warrants as a part of various debt financings (See Note 7). These warrants had an exercise price per share of $30.00 and expire in five years. The exercise price of the warrants was then reduced from $30.00 to $14.97 in connection with the issuance of stock to Parrut on October 14, 2022. The aggregate relative fair value of the warrants, which was allocated against the debt proceeds totaled $1,032,842 at the date of issuance based on the Black Scholes Merton pricing model using the following estimates: exercise price of $30.00, 3.04-3.27% risk free rate, 175.47% volatility and expected life of the warrants of 5 years. The relative fair value was reflected in additional paid-in capital and as a debt discount to be amortized over the term of the loans.

In connection with the October 19, 2022 Loan Agreement, as discussed in Note 7, the Company will issue 47,103 warrants to purchase common stock of the Company (the “Warrants”) to the Lender, with 41,520 Warrants issued and exercisable upon the Closing Date and the additional 5,581 Warrants becoming exercisable upon funding of the second Advance. The Warrants are exercisable for ten years from the Closing Date at an exercise price of $30.00 per share, subject to certain adjustments. Upon the earlier of the Maturity Date or a sale of the Company or other change in control, the Lender has the right to cause the Company to repurchase the Warrants (“Puttable Warrant”) for up to $703,125 ($600,000 if only the first Advance has been made and $703,125 if both Advances have been made). The Company is also obligated to pay the Lender a cash fee equal to 1.25% of the aggregate principal amount of the Advances that is outstanding on each anniversary of the Closing Date if (i) the average closing price of the Company’s common stock for the thirty (30) day period prior to such anniversary date is less than $30.00 or (ii) the closing price of the Company’s common stock for the date immediately prior to such anniversary date is less than $30.00.

The Company recorded the puttable warrant at its fair value, which is the cash surrender value the holder can put the warrant at. As such, on the issuance date, the Company recorded a $600,000 warrant liability for puttable warrants, offset by a debt discount to be amortized over the life of the loan. Upon the advance of the second advance tranche to the Company, it will record an additional debt discount and warrant liability in the amount of $103,125, the cash surrender value of the second tranche of warrants.

F-33

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

Warrant repricing

As a result of the sale in August 2022 of notes and warrants as described above and in Note 7, the number and exercise price of the 2020 Warrants and the 2021 Warrants in connection with the 2020 and 2021 debentures were adjusted due to anti-dilution provisions in such warrants. The exercise price was reduced to $30.00 from $75.00 and the number of warrants was increased from 100,806 to 163,136. We have recorded a deemed dividend for the change in value due to the anti-dilution adjustments and an increase to the carrying value of the warrants of $658,266 as a result of the trigger of the anti-dilution provisions.

On October 19, 2022, as a result of the Parrut earnout shares issued we reduced the exercise price of the 2020 and 2021 Debenture Note holder warrants from $30.00 to $14.70 due to anti-dilution provisions in these warrants. We also increased the number of warrants issued with the August 17, 2022 and August 30, 2022 notes (See Note 7) from 100,694 to 201,389 and reduced the exercise price from $30.00 to $14.70 due to anti-dilution provisions in these warrants. We have recorded a deemed dividend for the change in value due to the anti-dilution adjustments and an increase to the carrying value of the warrants of $1,262,947 as a result of the trigger of the anti-dilution provisions.

F-34

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

Warrants for services

On December 8, 2022, the Company issued 2,000 five-year term warrants to a consultant with an exercise price of $15.00.

Warrant activity for the nine months ended September 30, 2023 is as follows:

		Weighted
		Average
		Exercise
	Warrants	Price per
	Outstanding	Share
Outstanding at December 31, 2022	752,730	$42.60
Issued	314,444	1.97
Exercised	(185,795)	2.87
Expired or cancelled	(89,097)	8.10
Outstanding at September 30, 2023	792,283	$35.53

NOTE 10 – COMMITMENTS AND CONTINGENCIES

Legal Proceedings

With the exception of the below, the Company is not a party to any legal proceedings or claims at September 30, 2023. From time-to-time, we may be a party to, or otherwise involved in, legal proceedings arising in the normal course of business.  The nature of our business ordinarily results in a certain amount of pending as well as threatened claims, litigation, investigations, regulatory and legal and administrative cases, matters and proceedings, all of which are considered incidental to the normal conduct of business. When we determine that we have meritorious defenses to the claims asserted, we vigorously defend ourselves. We consider settlement of cases when, in management’s judgment, it is in the best interests of both the Company and its shareholders to do so.

Recruiter.com Group, Inc. v. BKR Strategy Group.

We are currently pursuing two related collections matters against BKR Strategy Group. Since 2013, BKR Strategy Group has provided talent acquisition strategy and services to top companies. Starting in the third quarter of 2021, BKR Strategy Group subcontracted Recruiter.com to perform on Demand recruiter services on behalf of BKR Strategy Group’s clients. Although payments for services rendered were initially received in a timely fashion, BKR Strategy Group’s balance grew throughout the third and fourth quarters of 2021. This led to BKR Strategy Group executing a Promissory Note with a payment schedule for $500,000 on November 30, 2021 with a personal guarantee from its business principal as part of the note. After failing to meet the payment schedule and after repeated attempts to collect the balance due, we retained the law firm of Berkovitch & Bouskila, PLLC and filed two lawsuits against BKR Strategy Group on February 18, 2022, the first, to collect on unpaid invoices and the second, to enforce the promissory note, for a total sum of $1,400,000. On March 24, 2022, BKR Strategy Group made a counterclaim against us for $500,000 on the grounds of alleged overbilling. Management denies the basis for the counterclaim and expects to vigorously defend itself from this counterclaim. Outside counsel for the company has advised that at this stage in the proceedings, it cannot offer an opinion as to the probable outcome. As it is not possible to estimate if a loss will be incurred, there has been no accrual.

On June 21, 2022, the Supreme Court of the State of New York, New York County ruled in favor of the Company that BKR Strategy Group owes the Company $500,000, plus interest at 12% since November 22, 2021, through the entry of judgement in the lawsuit related to the enforcement on the Promissory Note executed by BKR Strategy Group. Proceedings in the other lawsuit remain ongoing.

Settlement of Payables

In April 2023, we settled an outstanding balance with a vendor and recorded a gain of $178,749.

ERC Activity

During the second and third quarters in 2023, the Company received $754,796 and $1,422,773 related to an employee retention credit from the IRS, respectively, which was recorded as other income. The services provided by a third-party company for assistance with the ERC application totaled $327,073, which was recorded as finance cost. Additionally, the company obtained two advance loans on the ERC credits totaling $450,000 with an original issue discount of $133,333, that was fully expensed as interest expense for a total owed of $583,333. The OID was repaid during the three months ended June 30, 2023. Of this amount, $80,528 of the advances was repaid during the six months ended June 30, 2023, and the remaining balance for the two loans of $369,472 was repaid from ERC cash proceeds received during the three month ended September 30, 2023.

F-35

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

Service Agreement

In December of 2021 we entered into an agreement wherein a third party will assume responsibility for several of our staffing clients and in return the third party would enter into Recruiters on Demand service agreements and software subscriptions with us. As of December 31, 2022, all the conditions of the agreement have not been met. However, one of the provisions has been implemented whereby we entered into a payroll service agreement for employer of record services for one of our clients. As a result, we have recognized revenue $0 and $22,674 during the three months ended September 30, 2023 and 2022, respectively, and $0 and $236,921 during the nine months ended September 30, 2023 and 2022, respectively, related to this agreement.

F-36

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

(UNAUDITED)

NOTE 11 - RELATED PARTY TRANSACTIONS

Under a technology services agreement entered into on January 17, 2020, we use a related party firm of the Company, Recruiter.com Mauritius, for software development and maintenance related to our website and Platform underlying our operations. This was an oral arrangement prior to January 17, 2020. The initial term of the Services Agreement is five years, whereupon it shall automatically renew for additional successive 12-month terms until terminated by either party by submitting a 90-day prior written notice of non-renewal. The firm was formed outside of the United States solely for the purpose of performing services for the Company and has no other clients. The consultant to the Company, who was our Chief Technology Officer until July 15, 2021, and thereafter our Chief Web Officer until August 23, 2023, is an employee of Recruiter.com Mauritius and exerts control over Recruiter.com Mauritius. Pursuant to the Services Agreement, the Company has agreed to pay Recruiter.com Mauritius fees in the amount equal to the actualized documented costs incurred by Recruiter.com Mauritius in rendering the services pursuant to the Services Agreement, expenses to this firm were $0 and $8,636 for the three months ended September 30, 2023 and 2022, respectively, and expenses to this firm were $27,041 and $25,407 for the nine months ended September 30, 2023 and 2022, respectively. These Expenses are included in product development expense in our condensed consolidated statements of operations.

We were a party to that certain license agreement with Genesys. An executive officer of Genesys is a significant equity holder and a member of our Board of directors. Pursuant to the License Agreement Genesys has granted us an exclusive license to use certain candidate matching software and renders certain related services to us. The Company has agreed to pay to Genesys (now called Opptly) a monthly license fee of $5,000 beginning September 29, 2019 and an annual fee of $1,995 for each recruiter being licensed under the License Agreement along with other fees that might be incurred. The Company has also agreed to pay Opptly monthly sales subscription fees beginning September 5, 2019 when Opptly assisted with closing a recruiting program. During the three months ended September 30, 2023 and 2022 respectively, no operating expenses were provided by Opptly. During the nine months ended September 30, 2023 and 2022, we charged to operating expense $0 and $19,825 for services provided by Opptly.  The license agreement expired on March 31, 2022 and was not renewed.

An employer of a director utilized the Company for services during the three months ended September 30, 2023 and 2022 in the amount of $0 and $6,000, respectively, and during the nine months ended September 30, 2023 and 2022 in the amount of $0 and $6,000, respectively.

NOTE 12 - SUBSEQUENT EVENTS

On November 6, 2023, the Company received written notice (the “Default Notice”) from Cavalry Fund I LP that the Company was in default under that certain (i) the August 17 Note issued by the Company to Cavalry, and that certain (ii) the August 30 Note.

According to the Default Notice, the Company failed to (i) notify Cavalry of a “Subsequent Financing,” in which Cavalry had a right to participate pursuant to the Transaction Documents, and (ii) pay certain amounts to Cavalry, or issue shares of common stock in lieu thereof, as consideration for the extension of the maturity date of the Notes (collectively, the “Identified Defaults”).

Per the Default Notice, Cavalry has declared the full amounts due under the Notes, which is the Mandatory Default Amount, as set forth in the Notes, stated by Calvary in its Default Notice as $1,434,920, as of the date of the Default Notice, to be due and payable to Cavalry, with interest accruing at the default interest rate of fifteen percent (15%) as set forth in the Notes.

As a result of the Identified Defaults, the Company would be in default under the following agreements for indebtedness: (i) Original Issue Discount Promissory Note, dated as of August 17, 2022, issued pursuant to the August 17 SPA by the Company to Porter Partners, L.P., (ii) Original Issue Discount Promissory Note, dated as of August 30, 2022, issued pursuant to the August 30 SPA by the Company to L1 Capital Global Opportunities Master Fund, (iii) Original Issue Discount Promissory Note, dated as of August 30, 2022, issued pursuant to the August 30 SPA by the Company to Firstfire Global Opportunities Fund LLC, and (iv) Original Issue Discount Promissory Note, dated as of August 30, 2022, issued pursuant to the August 30 SPA by the Company to Puritan Partner, LLC (collectively, the “Other August 2022 Notes”). An event of default under the Other August 2022 Notes would cause the default interest rate of 15% to apply as set forth in the Other August 2022 Notes and the holders of the Other August 2022 Notes would be permitted to elect to accelerate payment of amounts due, at the Mandatory Default Amount, as defined in the Other August 2022 Notes, under each of the holder’s respective Other August 2022 Note.

In addition, as a result of the Identified Defaults, the Company would also be in default under that certain Loan and Security Agreement, dated as of October 19, 2022 (the “Montage Agreement”), between the Company and Montage Capital II, L.P. (“Montage”). An event of default under the Montage Agreement would cause the default interest rate of 17.75% to apply as set forth in the Montage Agreement and Montage would be permitted to elect to accelerate payment of amounts due under the Montage Agreement and exercise all of its rights as a secured party under the Montage Agreement with respect to Collateral (as such term is defined in the Montage Agreement).

In addition, as a result of the Identified Defaults, the Company would also be in default under that certain Promissory Note, dated as of August 27, 2021 (the “Novo Note”), issued by the Company to Novo Group, Inc. (“Novo”). An event of default under the Novo Note would cause the default interest rate of 12% to apply as set forth in the Novo Note and Novo would be permitted to elect to accelerate payment of amounts due under the Novo Note.

F-37

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of:

Recruiter.com Group, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Recruiter.com Group, Inc. and Subsidiaries (the “Company”) as of December 31, 2022 and 2021, the related consolidated statements of operations, changes in stockholders’ equity, and cash flows, for each of the two years in the period ended December 31, 2022, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2022 and 2021, and the consolidated results of its operations and its cash flows for each of the two years in the period ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has had historical net losses and net cash used in operating activities and will require additional financing to continue operations in 2023. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s Plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the consolidated financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Goodwill and Intangible Assets Impairment Assessment

As described in footnote 1 “Goodwill” and “Intangible Assets” and in footnote 5, “Goodwill and Other Intangible Assets” to the consolidated financial statements, the Company’s consolidated Goodwill balance was $7,101,084 and Intangible Assets balance was $2,578,692 at December 31, 2022. Goodwill is tested for impairment by management at least annually at the reporting unit level and intangibles are tested for impairment if there are indicators of impairment, but at least annually. The determination of fair value of a reporting unit for the goodwill impairment test or the intangible assets fair value requires management to make significant estimates and assumptions related to forecasts of future revenues, operating margins and discount rates used in the income approach valuation method or assumptions used in a market approach valuation method such as comparable valuation multiples. As disclosed by management, changes in these assumptions could have a significant impact on either the fair value of the reporting unit or intangible assets and the resulting the impairment charges.

We identified the goodwill and the intangibles impairment assessments as critical audit matters. Auditing management’s judgments regarding the assumptions discussed above involved a high degree of subjectivity

The primary procedures we performed to address these critical audit matters included (a) evaluated the reasonableness of management’s forecasts used in the income method approach by comparing them to historical information, year to date current information and other supporting contracts or information, (b) evaluated the reasonableness of the comparable valuation multiples assumptions used in the market approach valuation method, (c) assessed the reasonableness of the discount rate assumption used in the income method approach by evaluating each component, (d) evaluated if the valuation methods used by management were appropriate and (e) recomputed the valuation amounts and impairment computations, as applicable. We agreed with management’s impairment assessments in fiscal year 2022.

/s/ Salberg & Company, P.A.

SALBERG & COMPANY, P.A.

We have served as the Company’s auditor since 2019

Boca Raton, Florida

March 31, 2023

2295 NW Corporate Blvd., Suite 240 • Boca Raton, FL 33431

Phone: (561) 995‑8270 • Toll Free: (866) CPA‑8500 • Fax: (561) 995‑1920

www.salbergco.com • info@salbergco.com

Member National Association of Certified Valuation Analysts • Registered with the PCAOB

Member CPAConnect with Affiliated Offices Worldwide • Member AICPA Center for Audit Quality

F-38

Recruiter.com Group, Inc. and Subsidiaries
Consolidated Balance Sheets

	December 31,	December 31,
	2022	2021

ASSETS

Current assets:
Cash	$946,804	$2,584,062
Accounts receivable, net of allowance for doubtful accounts of $1,446,613 and $934,219, respectively	3,189,816	5,650,668
Accounts receivable - related parties	-	49,033
Prepaid expenses and other current assets	255,548	546,079

Total current assets	4,392,168	8,829,842

Property and equipment, net of accumulated depreciation of $17,210 and $2,982, respectively	61,340	481
Intangible assets, net	2,578,692	9,741,832
Goodwill	7,101,084	7,718,842

Total assets	$14,133,284	$26,290,997

Liabilities and Stockholders' Equity

Current liabilities:
Accounts payable	$1,569,814	$1,121,510
Accounts payable - related parties	-	163,672
Accrued expenses	911,386	1,285,339
Accrued compensation	410,957	1,551,162
Accrued interest	81,576	19,726
Contingent consideration for acquisitions	-	578,591
Deferred payroll taxes	2,484	81,728
Other liabilities	17,333	17,333
Loans payable - current portion, net of discount	3,700,855	1,712,387
Warrant liability for puttable warrants	600,000	-
Refundable deposit on preferred stock purchase	285,000	285,000
Deferred revenue	215,219	746,449

Total current liabilities	7,794,624	7,562,897

Loans payable - long term portion, net of discount	1,260,343	2,637,875

Total liabilities	9,054,967	10,200,772

Commitments and contingencies (Note 11)

Stockholders' Equity:
Preferred stock, Series D, $0.0001 par value; 2,000,000 shares authorized; no shares issued and outstanding as of December 31, 2022 and 2021	-	-
Preferred stock, Series E, $0.0001 par value; 775,000 shares authorized; 86,000 shares issued and outstanding as of December 31, 2022 and 2021	9	9
Preferred stock, Series F, $0.0001 par value; 200,000 shares authorized; no shares issued and outstanding as of December 31, 2022 and 2021	-	-
Common stock, $0.0001 par value; 100,000,000 shares authorized; 16,277,764 and 14,566,420 shares issued and outstanding as of December 31, 2022 and 2021, respectively	1,629	1,457
Shares to be issued, 587,945 shares as of December 31, 2022 and 2021, respectively	59	59
Additional paid-in capital	74,332,161	66,948,340
Accumulated deficit	(69,255,541)	(50,859,640)
Total stockholders' equity	5,078,317	16,090,225

Total liabilities and stockholders' Equity	$14,133,284	$26,290,997

The accompanying notes are an integral part of these consolidated financial statements.

F-39

Recruiter.com Group, Inc. and Subsidiaries
Consolidated Statements of Operations

	Year Ended December 31, 2022	Year Ended December 31, 2021

Revenue (including related party revenue of $6,000 and $107,812, respectively)	$25,372,274	$22,184,112
Cost of revenue (including related party costs of $0 and $598,752, respectively)	16,624,690	14,909,389

Gross Profit	8,747,584	7,274,723

Operating expenses:
Sales and marketing	725,687	472,213
Product development (including related party expense of $36,181 and $162,102, respectively)	1,358,675	1,152,433
Amortization of intangibles	3,650,206	2,741,008
Impairment expense	4,420,539	2,530,325
General and administrative (including share-based compensation expense of $4,106,040 and $5,400,975, respectively, and related party expenses of $19,825 and $132,253, respectively)	15,324,941	17,323,695
Total operating expenses	25,480,048	24,219,674

Loss from Operations	(16,732,464)	(16,944,951)

Other income (expenses):
Interest expense (including related party interest expense of $0 and $30,466, respectively)	(965,323)	(3,137,050)
Initial derivative expense	-	(3,585,983)
Change in fair value of derivative liability	-	7,315,580
Gain on debt extinguishment	1,205,195	24,925
Grant income	-	3,382
Net recognized loss on marketable securities	-	(1,424)
Other Income (expense)	17,904	(9,094)
Total other income	257,776	610,336

Loss before income taxes	(16,474,688)	(16,334,615)
Provision for income taxes	-	-
Net Loss	$(16,474,688)	$(16,334,615)

Deemed dividends	(1,921,213)	-

Net loss attributable to common shareholders	$(18,395,901)	$(16,334,615)

Net loss per common share - basic and diluted	$(1.22)	$(1.90)
Weighted average common shares - basic and diluted	15,128,513	8,601,159

The accompanying notes are an integral part of these consolidated financial statements.

F-40

Recruiter.com Group, Inc. and Subsidiaries

Consolidated Statement of Changes in Stockholders’ Equity

For the Years ended December 31, 2022 and 2021

	Preferred stock Series D		Preferred stock Series E		Preferred stock Series F		Common stock		Common stock to be issued		Additional Paid in	Accumulated	Total Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Equity
Balance as of December 31, 2020	527,795	$54	731,845	$74	64,382	$7	2,201,604	$220	-	$-	$23,400,408	$(34,525,025)	$(11,124,262)
Stock based compensation	-	-	-	-	-	-	-	-	-	-	5,119,118	-	5,119,118
Issuance of common shares for Scouted acquisition	-	-	-	-	-	-	224,163	24	-	-	1,625,160	-	1,625,184
Issuance of initial and earn-out shares for Upsider acquisition	-	-	-	-	-	-	592,543	59	-	-	3,460,275	-	3,460,334
Issuance of common shares for accrued compensation	-	-	-	-	-	-	1,625	-	-	-	16,425	-	16,425
issuance of common shares upon conversion of debentures and accrued interest	-	-	-	-	-	-	1,578,616	158	-	-	4,557,560	-	4,557,718
Cancellation of Series D preferred stock	(8,755)	(1)	-	-	-	-	-	-	-	-	1	-	-
Reclassification of derivative liability upon cancellation of Series D warrants	-	-	-	-	-	-	-	-	-	-	10,182,476	-	10,182,476
Issuance of common shares and pre-funded warrants upon conversion of Series D preferred stock	(519,040)	(53)	-	-	-	-	2,007,256	200	587,945	59	(206)	-	-
Issuance of common shares upon conversion of Series F preferred stock	-	-	-	-	(64,382)	(7)	321,911	32	-	-	(25)	-	-
Issuance of shares for One Wire acquisition	-	-	-	-	-	-	155,327	16	-	-	1,436,761	-	1,436,777
Issuance of shares for services	-	-	-	-	-	-	146,290	14	-	-	519,225	-	519,239
Issuance of common shares for accounts payable	-	-	-	-	-	-	32,941	3	-	-	139,997	-	140,000
Proceeds from sale of common stock and warrants in offering	-	-	-	-	-	-	2,400,000	240	-	-	12,003,360	-	12,003,600
Offering costs	-	-	-	-	-	-	-	-	-	-	(1,651,889)	-	(1,651,889)
Cost related to modification of warrants	-	-	-	-	-	-	-	-	-	-	12,624	-	12,624
Deferred offering costs	-	-	-	-	-	-	-	-	-	-	(78,038)	-	(78,038)
Common stock issued for the exchange of warrants	-	-	-	-	-	-	522,108	52	-	-	(52)	-	-
Issuance of common shares upon conversion of Series E preferred stock	-	-	(645,845)	(65)	-	-	3,229,225	323	-	-	(258)	-	-
Issuance of common shares for Parrut acquisition	-	-	-	-	-	-	257,545	26	-	-	1,264,525	-	1,264,551
Issuance of common shares for Novo acquisition	-	-	-	-	-	-	508,711	51	-	-	2,019,532	-	2,019,583
Proceeds from sale of common stock related to over-allotment offering	-	-	-	-	-	-	360,000	36	-	-	1,796,364	-	1,796,400
Earn-out agreement for Parrut acquisition	-	-	-	-	-	-	-	-	-	-	1,125,000	-	1,125,000
RSUs issued for services	-	-	-	-	-	-	25,000	3	-	-	(3)	-	-
Fractional shares issued from stock split	-	-	-	-	-	-	1,555	-	-	-	-	-	-
Net loss year ended December 31, 2021	-	-	-	-	-	-	-	-	-	-	-	(16,334,615)	(16,334,615)
Balance as of December 31, 2021	-	$-	86,000	$9	-	$-	14,566,420	$1,457	587,945	$59	$66,948,340	$(50,859,640)	$16,090,225

The accompanying notes are an integral part of these consolidated financial statements.

F-41

Recruiter.com Group, Inc.

Consolidated Statement of Changes in Stockholders’ Equity (Continued)

For the Years ended December 31, 2022 and 2021

	Preferred stock Series D		Preferred stock Series E		Preferred stock Series F		Common stock		Common stock to be issued		Additional Paid in	Accumulated	Total Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Equity
Balance as of December 31, 2021	-	$-	86,000	$9	-	$-	14,566,420	$1,457	587,945	$59	$66,948,340	$(50,859,640)	16,090,225
Stock based compensation - Options and Warrants	-	-	-	-	-	-	-	-	-	-	3,053,180	-	3,053,180
Stock based compensation - RSUs	-	-	-	-	-	-	-	-	-	-	815,478	-	815,478
Common stock issued for the exchange of warrants	-	-	-	-	-	-	112,726	11	-	-	152,233	-	152,244
Common stock issued as restricted stock units	-	-	-	-	-	-	172,000	18	-	-	(18)	-	-
Issuance of warrants to purchase to common stock	-	-	-	-	-	-	-	-	-	-	1,032,842	-	1,032,842
Anti-dilution adjustment to warrants	-	-	-	-	-	-	-	-	-	-	1,921,213	(1,921,213)	-
Issuance of earn-out shares	-	-	-	-	-	-	1,374,678	138	-	-	(138)	-	-
Shares issued for acquisition							51,940	5	-	-	409,031		409,036
Net loss	-	-	-	-	-	-	-	-	-	-	-	(16,474,688)	(16,474,688)
Balance as of December 31, 2022	-	$-	86,000	$9	-	$-	16,277,764	$1,629	587,945	$59	$74,332,161	$(69,255,541)	$5,078,317

F-42

Recruiter.com Group, Inc. and Subsidiaries
Consolidated Statements Of Cash Flows

	Year Ended	Year Ended
	December 31,	December 31,
	2022	2021
Cash Flows From Operating Activities
Net loss	$(16,474,688)	$(16,334,615)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	3,663,953	2,742,162
Bad debt expense	492,906	927,847
Gain on debt extinguishment	(1,205,195)	(24,925)
Equity based compensation expense	4,106,040	5,400,975
Recognized loss on marketable securities	-	1,424
Loan principal paid directly through grant	-	(2,992)
Amortization of debt discount and debt costs	499,031	2,503,160
Warrant modification expense	152,244	12,624
Initial derivative expense	-	3,585,983
Impairment expense	4,420,539	2,530,325
Change in fair value of derivative liability	-	(7,315,580)
Factoring discount fee and interest	179,303	-
Gain on sale of intangible assets	(250,000)	-
Change in fair value of earn-out liability	26,604	35,294
Changes in assets and liabilities:
Increase in accounts receivable	(1,492,093)	(4,690,668)
Decrease (increase) in accounts receivable - related parties	49,033	(7,909)
Decrease (increase) in prepaid expenses and other current assets	253,149	(74,742)
(Decrease) increase in accounts payable and accrued liabilities	(594,967)	1,991,446
Decrease in accounts payable and accrued liabilities - related parties	(163,672)	(746,756)
Decrease in deferred payroll taxes	(79,244)	(77,304)
Increase in other liabilities	-	2,840
(Decrease) increase in deferred revenue	(531,231)	525,767
Net cash used in operating activities	(6,948,288)	(9,015,644)

Cash Flows From Investing Activities:
Capitalized software development costs	(1,325,491)	-
Cash paid for acquisitions; net of cash acquired	-	(2,238,958)
Proceeds from sale of intangible assets	1,050,000	-
Purchase of property and equipment	(74,606)	-
Net cash used in investing activities	(350,097)	(2,238,958)

Cash Flows From Financing Activities:
Proceeds from loans	4,077,127	250,000
Proceeds from convertible notes	-	2,153,200
Deferred offering costs	-	(78,038)
Repayments of loans	(2,013,661)	(723,611)
Repayments of sale of future revenues	-	(10,904)
Proceeds from factoring agreement	7,303,537	-
Repayments of factoring agreement	(3,705,876)	-
Proceeds from common shares and warrants	-	13,800,000
Offering Costs	-	(1,651,889)
Net cash provided by financing activities	5,661,127	13,738,758

Net increase (decrease) in cash	(1,637,258)	2,484,156
Cash, beginning of year	2,584,062	99,906

Cash, end of year	$946,804	$2,584,062

Supplemental disclosures of cash flow information:
Cash paid during the year for interest	$256,648	$240,980
Cash paid during the year for income taxes	$-	$-

Supplemental schedule of non-cash investing and financing activities:
Accounts receivable owed under factoring agreement collected directly by factor	$3,495,683	$-
Purchase price measurement period adjustment to goodwill and accounts receivable	$35,644	$-
Common shares issued to settle accrued liability	$409,036	$-
Original issue discount deducted from convertible note proceeds	$-	$342,554
Debt discount on warrants granted with notes	$1,632,842	$-
Debt costs deducted from convertible note proceeds	$-	$334,800
Notes and accrued interest converted to common stock	$-	$4,557,718
Notes payable and accrued interest exchanged for debentures	$-	$252,430
Accounts payable paid with common stock	$-	$140,000
Accrued compensation paid with common stock	$-	$16,425
Warrant derivative liability extinguished	$-	$10,182,476
Write off of right-of-use asset and lease liability	$-	$103,953
Deferred offering costs charged to additional paid-in capital	$-	$78,038
Common stock issued/to be issued for asset acquisitions	$-	$11,340,284
Earn-out liability consideration for acquisition	$-	$543,297
Loans issued as consideration for acquisitions	$-	$4,750,000
Shares issued for Upsider earn-out liability	$-	$1,394,768
Warrant derivative liability at inception recorded as debt discount	$-	$2,374,076
Prepayment of shares issued for services	$-	$237,382

The accompanying notes are an integral part of these consolidated financial statements.

F-43

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

Recruiter.com Group, Inc., a Nevada corporation (“RGI” or the “Company”), is a holding company based in New York, New York. The Company has seven material subsidiaries, Recruiter.com, Inc., Recruiter.com Recruiting Solutions LLC (“Recruiting Solutions”), Recruiter.com Consulting, LLC, VocaWorks, Inc. (“VocaWorks”), Recruiter.com Scouted Inc. (“Scouted”), Recruiter.com Upsider Inc. (“Upsider”) and Recruiter.com OneWire Inc. (“OneWire”). RGI and its subsidiaries as a consolidated group is hereinafter referred to as the “Company,” “we”, “us” or “our”.

The Company operates an On Demand recruiting platform digitally transforming the $28.5 billion employment and recruiting agencies industry. The Company offers recruiting software and services through an online, AI-powered sourcing platform (the ″Platform”) and network of on-demand recruiters. Businesses from startups to the Fortune 100 use the Company to help address their critical talent needs and solve recruiting and hiring challenges.

The Company’s website, www.Recruiter.com, provides access to its network of recruiters to employers seeking to hire talent and utilizes an innovative web platform, software with integrated AI-driven candidate to job matching, and video screening software to source qualified talent more easily and quickly.

The Company helps businesses accelerate and streamline their recruiting and hiring processes by providing on-demand recruiting software and services. The Company leverages its expert network of recruiters to place recruiters on a project basis, aided by cutting-edge AI-based candidate sourcing and matching and video screening technologies.

Through the Company’s Recruiting Solutions division, the Company also provides consulting, staffing, and full-time placement services to employers, leveraging our platform and rounding out our services. The Company’s mission is to help recruit the right talent faster and become the preferred solution for hiring specialized talent.

Reincorporation and Reverse Stock Split

We were originally incorporated on July 28, 2008 in the State of Oklahoma as SA Recovery Group, but, on March 17, 2015, we effected a merger whereby we became incorporated as a Delaware corporation. Then, effective March 31, 2019, we completed a merger with Recruiter.com, Inc. and thereafter changed our name to Recruiter.com Group, Inc. on May 9, 2019 and reincorporated in the state of Nevada on May 13, 2020. Simultaneously with the reincorporation, the number of shares of Common Stock the Company is authorized to issue was increased from 31,250,000 shares to 250,000,000 shares. The reincorporation did not result in any change in the corporate name, business, management, fiscal year, accounting, location of the principal executive office, or assets or liabilities of the Company.

On June 18, 2021 the Company filed an Amendment to the Articles of Incorporation to effectuate a reverse split of the Company’s issued and outstanding common stock at an exchange ratio of 1-for-2.5. The reverse stock split was effective as of June 18, 2021. Simultaneously with the reverse stock split, the Company reduced the authorized shares from 250,000,000 to 100,000,000. All share and per share data in the accompanying consolidated financial statements and footnotes has been retroactively adjusted to reflect the effects of the reverse stock split.

Principles of Consolidation and Basis of Presentation

The consolidated financial statements include the accounts of RGI and its wholly owned subsidiaries. All intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results and outcomes may differ from management’s estimates and assumptions. Included in these estimates are assumptions used to estimate collection of accounts receivable, fair value of marketable securities, fair value of assets acquired and liabilities assumed in asset acquisitions and the estimated useful life of assets acquired, fair value of contingent consideration in asset acquisitions and business combinations, fair value of derivative liabilities, fair value of securities issued for acquisitions and business combinations, fair value of assets acquired and liabilities assumed in business combinations, fair value of intangible assets and goodwill, fair value of capitalized software, fair value of non-monetary transactions, deferred income tax asset valuation allowances, and valuation of stock based compensation expense.

F-44

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

Cash and Cash Equivalents

The Company considers all short-term highly liquid investments with a remaining maturity at the date of purchase of three months or less to be cash equivalents. Cash and cash equivalents are maintained at financial institutions, and, at times, balances may exceed federally insured limits. The Company has not experienced any losses related to these balances as of December 31, 2022. At December 31, 2022 and December 31, 2021, the Company had $612,691 and $1,667,798 in excess of the FDIC limit, respectively. The Company had no cash equivalents during or at the end of either year.

Revenue Recognition

The Company recognizes revenue in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 606, “Revenue from Contracts with Customers” (“ASC 606”). Revenues are recognized when control is transferred to customers in amounts that reflect the consideration the Company expects to be entitled to receive in exchange for those goods. Revenue recognition is evaluated through the following five steps: (i) identification of the contract, or contracts, with a customer; (ii) identification of the performance obligations in the contract; (iii) determination of the transaction price; (iv) allocation of the transaction price to the performance obligations in the contract; and (v) recognition of revenue when or as a performance obligation is satisfied.

We generate revenue from the following activities:

•

Software Subscriptions: We offer a managed service subscription using our web-based platform and other software tools to help employers recruit talent. Our Platform allows our customers to source, contact, screen, and sort candidates using data science, advanced email campaigning tools, and predictive analytics. As part of our software subscriptions, we offer enhanced support packages and On Demand recruiting support services for an additional fee. Depending on the subscription type, additional fees may be charged when we place a candidate with our customer. In such cases, if the candidate ceases to be employed by the customer during the initial 90 days (the 90-day guarantee), we refund the customer in full for all fees paid by the customer. In December of 2022, we sold one of our software platforms to Talent, Inc. that was used in the delivery of the subscription service. Subsequently, we continued providing the service, but leveraged third-party tools in the delivery of services.

•

Recruiters On Demand: Consists of a consulting and staffing service specifically for the placement of professional recruiters, which we market as Recruiters On Demand. Recruiters On Demand is a flexible, time-based solution that provides businesses of all sizes access to recruiters on an outsourced, virtual basis for help with their hiring needs. As with other consulting and staffing solutions, we procure for our employer clients qualified professional recruiters, and then place them on assignment with our employer clients. We derive revenue from Recruiters On Demand by billing the employer clients for the placed recruiters' ongoing work at an agreed-upon, time-based rate. We directly source recruiter candidates from our network of recruiters. In addition, we also offer talent planning, talent assessment, strategic guidance, and organizational development services, which we market as our "Talent Effectiveness" practice. Companies prepay for a certain number of consulting hours at an agreed-upon, time-based rate. We source and provide the independent consultants that provide the service. In March 2023, we announced a strategic partnership with Job Mobz to transition certain Recruiters on Demand clients and staff to Job Mobz in exchange for an ongoing revenue stream (see Note 15).

•

Full-time Placement: Consists of providing referrals of qualified candidates to employers to hire staff for full-time positions. We generate full-time placement revenue by earning one-time fees for each time that employers hire one of the candidates that we refer. Employers alert us of their hiring needs through our virtual AI and video-enabled hiring platform (the “Platform”) or other communications. We source qualified candidate referrals for the employers’ available jobs through independent recruiter users that access our Platform and other tools. We support and supplement the independent recruiters’ efforts with dedicated internal employees we call our internal talent delivery team. Our talent delivery team selects and delivers candidate profiles and resumes to our employer clients for their review and ultimate selection. Upon the employer hiring one or more of our candidate referrals, we earn a “full-time placement fee”, an amount separately negotiated with each employer client. The full-time placement fee is typically either a percentage of the referred candidates’ first year’s base salary or an agreed-upon flat fee.

•

Marketplace: Our Marketplace category comprises services for businesses and individuals that leverage our online presence. For businesses, this includes sponsorship of digital newsletters, online content promotion, social media distribution, banner advertising, and other branded electronic communications, such as in our quarterly digital publication on recruiting trends and issues. We earn revenue as we complete agreed upon marketing related deliverables and milestones using pricing and terms set by mutual agreement with the customer. In some cases, we earn a percent of revenue a business receives from attracting new clients by advertising on our online platform. Businesses can also pay us to post job openings on our proprietary job boards to promote open job positions they are trying to fill. In addition to its work with direct clients, we categorize all online advertising and affiliate marketing revenue as Marketplace.

F-45

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

For individuals, Marketplace includes services to assist with career development and advancement, including a resume distribution service which involves promoting these job seekers’ profiles and resumes to assist with their procuring employment, and upskilling and training. Our resume distribution service allows a job seeker to upload his/her resume to our database, which we then distribute to our network of recruiters on the Platform. We earn revenue from a one-time flat fee for this service. We also offer a recruiter certification program which encompasses our recruitment related training content, which we make accessible through our online learning management system. Customers of the recruiter certification program use a self-managed system to navigate through a digital course of study. Upon completion of the program, we issue a certificate of completion and make available a digital badge to certify their achievement for display on their online recruiter profile on the Platform. Additionally, we partner with Careerdash, a high-quality training company, to provide Recruiter.com Academy, an immersive training experience for career changers.

•

Consulting and Staffing: Consists of providing consulting and staffing personnel services to employers to satisfy their demand for long- and short-term consulting and temporary employee needs. We generate revenue by first referring qualified personnel for the employer’s specific talent needs, then placing such personnel with the employer, but with us or our providers acting as the employer of record, and finally, billing the employer for the time and work of our placed personnel on an ongoing basis. Our process for finding candidates for consulting and staffing engagements largely mirrors our process for full-time placement hiring. This process includes employers informing us of open consulting and temporary staffing opportunities and projects, sourcing qualified candidates through the Platform and other similar means, and, finally, the employer selecting our candidates for placement after a process of review and selection. We bill these employer clients for our placed candidates’ ongoing work at an agreed-upon, time-based rate, typically on a weekly schedule of invoicing.

We have a sales team and sales partnerships with direct employers as well as Vendor Management System companies and Managed Service companies that help create sales channels for clients that buy staffing, direct hire, and sourcing services. Once we have secured the relationship and contract with the interested Enterprise customer, the delivery and product teams will provide the service to fulfil any or all of the revenue segments.

Revenues as presented on the consolidated statements of operations represent services rendered to customers less sales adjustments and allowances.

Software subscription revenues are recognized over the term of the subscription for access to services and/or our web-based platform. Revenue is recognized monthly over the subscription term. Talent effectiveness subscription revenues are recognized over the term of the subscription when services are provided. Any payments received prior to the time passing to provide the subscription services are recorded as a deferred revenue liability. Revenue generated from the enhanced support package and On Demand support are recognized at the point-in-time when the service is provided. Revenue generated from placement fees that are related to the software subscription are recognized at the point-in-time when the 60 or 90-day guarantee expires.

Recruiters On Demand services are billed to clients as either monthly subscriptions or time-based billings. Revenues for Recruiters On Demand are recognized on a gross basis when each monthly subscription service is completed. Talent Effectiveness consulting services are billed to clients upfront for a period of months. Revenue is recognized on a gross basis monthly over the period the consulting services are provided.

Full time placement revenues are recognized on a gross basis when the guarantee period specified in each customer’s contract expires. No fees for direct hire placement services are charged to the employment candidates. Any payments received prior to the expiration of the guarantee period are recorded as a deferred revenue liability. Payments for recruitment services are typically due within 90 days of completion of services.

F-46

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

Marketplace Solutions revenues are recognized on a gross basis when the advertising is placed and displayed or when lead generation activities and online publications are completed, which is the point at which the performance obligations are satisfied. Payments for marketing and publishing are typically due within 30 days of completion of services.

Marketplace advertising revenues are recognized on a gross basis when the advertising is placed and displayed or when lead generation activities and online publications are completed, which is the point at which the performance obligations are satisfied. Payments for marketing and publishing are typically due within 30 days of completion of services. Job posting revenue is recognized at the end of the period the job is posted. Marketplace career services revenues are recognized on a gross basis upon distribution of resumes or completion of training courses, which is the point at which the performance obligations are satisfied. Payments for career services are typically due upon distribution or completion of services.

Consulting and Staffing Services revenues represent services rendered to customers less sales adjustments and allowances. Reimbursements, including those related to travel and out-of-pocket expenses, are also included in the net service revenues and equivalent amounts of reimbursable expenses are included in costs of revenue. We record substantially all revenue on a gross basis as a principal versus on a net basis as an agent in the presentation of this line of revenues and expenses. We have concluded that gross reporting is appropriate because we have the task of identifying and hiring qualified employees, and our discretion to select the employees and establish their compensation and duties causes us to bear the risk for services that are not fully paid for by customers. Consulting and staffing revenues are recognized when the services are rendered by the temporary employees. We assume the risk of acceptability of the employees to customers. Payments for consulting and staffing services are typically due within 90 days of completion of services.

Deferred revenue results from transactions in which we have been paid for services by customers, but for which all revenue recognition criteria have not yet been met. Once all revenue recognition criteria have been met, the deferred revenues are recognized.

Sales tax collected is recorded on a net basis and is excluded from revenue.

Contract Assets

The Company does not have any contract assets. All trade receivables on the Company’s consolidated balance sheet are from contracts with customers.

Contract Costs

Costs incurred to obtain a contract are capitalized unless they are short term in nature. As a practical matter, costs to obtain a contract that are short term in nature are expensed as incurred. The Company does not have any contract costs capitalized as of December 31, 2022 or 2021.

Contract Liabilities - Deferred Revenue

The Company’s contract liabilities consist of advance customer payments and deferred revenue. Deferred revenue results from transactions in which the Company has been paid for services by customers, but for which all revenue recognition criteria have not yet been met. Once all revenue recognition criteria have been met, the deferred revenues are recognized.

Revenue Disaggregation

For each of the years, revenues can be categorized into the following:

	Years Ended December 31,
	2022	2021
Recruiters On Demand	$16,000,760	$11,393,396
Consulting and staffing services	4,821,777	7,569,253
Software Subscriptions	2,468,990	1,403,353
Full time placement fees	937,825	1,091,790
Marketplace Solutions	1,142,922	726,320
Total revenue	$25,372,274	$22,184,112

F-47

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

As of December 31, 2022, and 2021, deferred revenue amounted to $215,219 and $746,449, respectively. During the year ended December 31, 2022, the Company recognized $746,449 of revenue that was deferred as of December 31, 2021. Deferred revenue as of December 31, 2022 is categorized and expected to be recognized as follows:

Expected Deferred Revenue Recognition Schedule

	Total Deferred 12/31/2022	Recognize Q1 2023	Recognize Q2 2023	Recognize Q3 2023	Recognize Q4 2023	Recognize 2024
Recruiters On Demand	$49,372	$49,372	$-	$-	$-	$-
Full time placement fees	12,000	12,000	-	-	-	-
Software Subscriptions	12,401	12,401	-	-	-	-
Marketplace	141,446	51,139	35,779	30,456	19,076	4,996
TOTAL	$215,219	$124,912	$35,779	$30,456	$19,076	$4,996

Revenue from international sources was approximately 3.2% and 2.3% for the years ended December 31, 2022 and 2021, respectively.

Cost of Revenue

Cost of revenue consist of employee costs, third party staffing costs and other fees, outsourced recruiter fees and commissions based on a percentage of Recruiting Solutions gross margin.

Accounts Receivable

Credit is extended to customers based on an evaluation of their financial condition and other factors. Management periodically assesses the Company’s accounts receivable and, if necessary, establishes an allowance for estimated uncollectible amounts. Accounts determined to be uncollectible are charged to operations when that determination is made. The Company usually does not require collateral. We have recorded an allowance for doubtful accounts of $1,446,613 and $934,219 as of December 31, 2022 and 2021, respectively. Bad debt expense was $492,906 and $927,847 for the years ended December 31, 2022 and 2021, respectively.

Property and Equipment

Property and equipment is stated at cost, less accumulated depreciation. Depreciation is recognized over an asset’s estimated useful life using the straight-line method beginning on the date an asset is placed in service. The Company regularly evaluates the estimated remaining useful lives of the Company’s property and equipment to determine whether events or changes in circumstances warrant a revision to the remaining period of depreciation. Maintenance and repairs are charged to expense as incurred. Depreciation expense for the years ended December 31, 2022 and 2021 was $13,747 and $1,154, respectively.

Concentration of Credit Risk and Significant Customers and Vendors

As of December 31, 2022, one customer accounted for more than 10% of the accounts receivable balance, at 28%. As of December 31, 2021, two customers accounted for more than 10% of the accounts receivable balance, at 14% and 12%, for a total of 26%.

For the year ended December 31, 2022 one customer accounted for 10% or more of total revenue, at 14%. For the year ended December 31, 2021 one customer accounted for 10% or more of total revenue, at 12%.

We use a related party firm located overseas for software development and maintenance related to our website and the platform underlying our operations. One of our employees and principal shareholders is an employee of this firm but exerts control over this firm (see Note 12).

We were a party to a license agreement with a related party firm (see Note 12). Pursuant to the license agreement the firm has granted us an exclusive license to use certain candidate matching software and render certain related services to us. If this relationship was terminated or if the firm was to cease doing business or cease to support the applications we currently utilize, we may be forced to expend significant time and resources to replace the licensed software. Further, the necessary replacements may not be available on a timely basis on favorable terms, or at all. If we were to lose the ability to use this software our business and operating results could be materially and adversely affected.

We had used a related party firm to provide certain employer of record services (see Note 12).

F-48

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

Advertising and Marketing Costs

The Company expenses all advertising and marketing costs as incurred. Advertising and marketing costs were $725,687 and $472,213 for the years ended December 31, 2022 and 2021, respectively, and are included in sales and marketing on the consolidated statements of operations.

Fair Value of Financial Instruments and Fair Value Measurements

The Company measures and discloses the fair value of assets and liabilities required to be carried at fair value in accordance with ASC 820, Fair Value Measurements and Disclosures. ASC 820 defines fair value, establishes a hierarchical framework for measuring fair value, and enhances fair value measurement disclosure.

ASC 825 defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and considers assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance. ASC 825 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 825 establishes three levels of inputs that may be used to measure fair value:

Level 1 - Quoted prices for identical assets or liabilities in active markets to which we have access at the measurement date.

Level 2 - Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3 - Unobservable inputs for the asset or liability.

The determination of where assets and liabilities fall within this hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The Company’s investment in available for sale securities and warrant derivative liabilities are measured at fair value. The securities are measured based on current trading prices using Level 1 fair value inputs. The Company’s derivative instruments are valued using Level 3 fair value inputs. The Company’s contingent accrued earn-out business acquisition consideration liability is considered Level 3 fair value liability instruments requiring period fair value assessments. This contingent consideration liability was recorded at fair value on the acquisition date and are re-measured quarterly based on the then assessed fair value and adjusted if necessary. The increases or decreases in the fair value of contingent consideration can result from changes in anticipated revenue levels and changes in assumed discount periods and rates. As the fair value measure is based on significant inputs that are not observable in the market, they are categorized as Level 3. As of December 31, 2022 and 2021, the earn-out liability account balance as reported in the balance sheets is $0 and $578,591, respectively. In April 2022, the earn-out liability was forgiven in full and recorded as a gain on debt extinguishment on the consolidated statement of operations. See Note 13 for more information. In fair valuing these instruments, the income valuation approach is applied, and the valuation inputs include the contingent payment arrangement terms, projected revenues and cash flows, rate of return, and probability assessments. The Company does not have any other financial instruments which require re-measurement to fair value. The carrying values of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses, and loans payable represent fair value based upon their short-term nature.

A financial asset or liability’s classification within the hierarchy is determined based on the lowest level input that is significant to the fair value measurement. The Company did not have investment securities or warrant derivative liabilities as of December 31, 2022 and 2021. The tables below summarize the fair values of our financial assets and liabilities as of December 31, 2022 and 2021:

	Fair Value at December 31,	Fair Value Measurement Using
	2021	Level 1	Level 2	Level 3

Contingent consideration for acquisitions (Note 13)	$578,591	$-	$-	$578,591

F-49

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

The reconciliation of the derivative liability measured at fair value on a recurring basis using unobservable inputs (Level 3) is as follows for the years ended December 31, 2022 and 2021:

	Years Ended December 31,
	2022	2021
Balance at January 1	$-	$11,537,997
Additions to derivative instruments	-	5,960,059
Reclassifications to equity upon modification or cancellation of warrants	-	(10,182,476)
(Gain) loss on change in fair value of derivative liability	-	(7,315,580)
Balance, December 31	$-	$-

For the Company's earn-out liability measured at fair value on a recurring basis using significant unobservable inputs (Level 3), the following table provides a reconciliation of the beginning and ending balance for each category therein, and gains or losses recognized during the year ended December 31, 2022 and 2021:

Beginning balance, December 31, 2020	$-
Acquisitions and Settlements:
Novo Group Acquisition	543,297
Re-measurement adjustments:
Change in fair value of earn-out liability	35,294
Ending balance, December 31, 2021	578,591
Re-measurement adjustments:
Change in fair value of earn-out liability	26,604
Gain on debt extinguishment	(605,195)
Ending balance, December 31, 2022	$-

Significant unobservable inputs used in the earn-out fair value measurements of the Company's contingent consideration liabilities designated as Level 3 are as follows:

December 31, 2021
Fair value	$578,591
Valuation technique	Discounted cash flow
Significant unobservable input	Projected revenue and probability of achievement

Business Combinations

For all business combinations (whether partial, full or step acquisitions), the Company records 100% of all assets and liabilities of the acquired business, generally at their fair values with any excess of purchase price over the net assets recorded as goodwill.

Goodwill represents the excess purchase price over the fair value of the tangible net assets and intangible assets acquired in a business combination. Acquisition-related expenses are recognized separately from business combinations and are expensed as incurred. If the business combination provides for contingent consideration, the Company records the contingent consideration at fair value at the acquisition date. Changes in fair value of contingent consideration resulting from events after the acquisition date, such as earn-outs, are recognized as follows: 1) if the contingent consideration is classified as equity, the contingent consideration is not re-measured and its subsequent settlement is accounted for within equity, or 2) if the contingent consideration is classified as a liability, the changes in fair value and accretion costs are recognized in earnings. The increases or decreases in the fair value of contingent consideration can result from changes in anticipated revenue levels and changes in assumed discount periods and rates.

Intangible Assets

Intangible assets consist primarily of the assets acquired from Genesys in 2019, including customer contracts and intellectual property, acquired on September 30, 2019, the assets acquired from Scouted and Upsider during the first quarter of 2021 (see Note 13), the assets acquired from OneWire during the second quarter of 2021 (see Note 13), and the assets acquired from Parrut and Novo Group during the third quarter of 2021 (see Note 13). Amortization expense is recorded on the straight-line basis over the estimated economic lives.

Goodwill

Goodwill is comprised of the purchase price of business combinations in excess of the fair value assigned at acquisition to the net tangible and identifiable intangible assets acquired. Goodwill is not amortized. The Company tests goodwill for impairment for its reporting units on an annual basis, or when events occur, or circumstances indicate the fair value of a reporting unit is below its carrying value.

The Company performs its annual goodwill impairment assessment on December 31st of each year or as impairment indicators dictate (see Note 5).

When evaluating the potential impairment of goodwill, management first assess a range of qualitative factors, including but not limited to, macroeconomic conditions, industry conditions, the competitive environment, changes in the market for the Company’s products and services, regulatory and political developments, entity specific factors such as strategy and changes in key personnel, and the overall financial performance for each of the Company’s reporting units. If, after completing this assessment, it is determined that it is more likely than not that the fair value of a reporting unit is less than its carrying value, we then proceed to the quantitative impairment testing methodology.

F-50

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

Under the quantitative method we compare the carrying value of the reporting unit, including goodwill, with its fair value, as determined using an appropriate valuation method. If the carrying value of a reporting unit exceeds its fair value, then the amount of impairment to be recognized is recognized as the amount by which the carrying amount exceeds the fair value.

When required, we may arrive at our estimates of fair value using a discounted cash flow methodology which includes estimates of future cash flows to be generated by specifically identified assets, as well as selecting a discount rate to measure the present value of those anticipated cash flows. Estimating future cash flows requires significant judgment and includes making assumptions about projected growth rates, industry-specific factors, working capital requirements, weighted average cost of capital, and current and anticipated operating conditions. The use of different assumptions or estimates for future cash flows could produce different results.

Long-lived assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the book value of the asset may not be recoverable. The Company periodically evaluates whether events and circumstances have occurred that indicate possible impairment. When impairment indicators exist, the Company estimates the future undiscounted net cash flows of the related asset or asset group over the remaining life of the asset in measuring whether the long-lived asset should be written down to fair value. Measurement of the amount of impairment would be based on generally accepted valuation methodologies, as deemed appropriate. If the carrying amount is greater than the undiscounted cash flows, the carrying amount of the asset is reduced to the asset’s fair value. An impairment loss is recognized immediately as an operating expense in the consolidated statements of operations. Reversal of previously recorded impairment losses are prohibited (see Note 5).

Marketable Securities

The Company has adopted Accounting Standards Update (“ASU”) 2016-01, Financial Instruments - Overall: Recognition and Measurement of Financial Assets and Financial Liabilities. ASU 2016-01 requires equity investments (except those accounted for under the equity method of accounting, or those that result in consolidation of the investee) to be measured at fair value with changes in fair value recognized in net income, requires public business entities to use the exit price notion when measuring the fair value of financial instruments for disclosure purposes, requires separate presentation of financial assets and financial liabilities by measurement category and form of financial asset, and eliminates the requirement for public business entities to disclose the method(s) and significant assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at amortized cost. The unrealized loss on the marketable securities during the year ended December 31, 2021 has been included in a separate line item on the statement of operations, Net Recognized Loss on Marketable Securities.

Software Costs

We capitalize certain software development costs incurred in connection with developing or obtaining software for internal use when both the preliminary project stage is completed, and it is probable that the software will be used as intended. Capitalization ceases after the software is operational; however, certain upgrades and enhancements may be capitalized if they add functionality. Capitalized software costs include only (i) external direct costs of materials and services utilized in developing or obtaining software, (ii) compensation and related benefits for employees who are directly associated with the software project and (iii) interest costs incurred while developing internal-use software.

Income Taxes

We utilize ASC 740 “Income Taxes” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income.

The Company recognizes the impact of a tax position in the financial statements only if that position is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. Our practice is to recognize interest and/or penalties, if any, related to income tax matters in income tax expense.

Stock-Based Compensation

We account for our stock-based compensation under ASC 718 “Compensation - Stock Compensation” using the fair value based method. Under this method, compensation cost is measured at the grant date based on the value of the award and is recognized over the shorter of the service period or the vesting period of the stock-based compensation. This guidance establishes standards for the accounting for transactions in which an entity exchanges it equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. The Company estimates the fair value of each stock option at the grant date by using the Black-Scholes option pricing model. Determining the fair value of stock-based compensation at the grant date under this model requires judgment, including estimating volatility, employee stock option exercise behaviors and forfeiture rates. The assumptions used in calculating the fair value of stock-based compensation represent the Company’s best estimates, but these estimates involve inherent uncertainties and the application of management judgment.

F-51

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

Convertible Instruments

The Company evaluates and accounts for conversion options embedded in its convertible instruments in accordance with various accounting standards.

ASC 480 “Distinguishing Liabilities From Equity” provides that instruments convertible predominantly at a fixed rate resulting in a fixed monetary amount due upon conversion with a variable quantity of shares (“stock settled debt”) be recorded as a liability at the fixed monetary amount.

ASC 815 “Derivatives and Hedging” generally provides three criteria that, if met, require companies to bifurcate conversion options from their host instruments and account for them as free standing derivative financial instruments. These three criteria include circumstances in which (a) the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract, (b) the hybrid instrument that embodies both the embedded derivative instrument and the host contract is not re-measured at fair value under otherwise applicable generally accepted accounting principles with changes in fair value reported in earnings as they occur, and (c) a separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument. Professional standards also provide an exception to this rule when the host instrument is deemed to be conventional as defined under professional standards as “The Meaning of Conventional Convertible Debt Instrument.”

ASC 815-40 provides that generally if an event is not within the entity’s control and could require net cash settlement, then the contract shall be classified as an asset or a liability.

Derivative Instruments

In August 2020, the FASB issued ASU 2020-06, Debt-Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging-Contracts in Entity's Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity's Own Equity. This ASU removes certain separation models in ASC 470-20 for convertible instruments, and, as a result, embedded conversion features that do not require bifurcation under ASC 815 are no longer subject to separation into an equity classified component. Consequently, a convertible debt instrument, shall be accounted for as a single liability measured at its amortized cost. The Company adopted ASU 2020-06 on January 1, 2021 using the modified retrospective transition method.

F-52

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

The Company’s derivative financial instruments consisted of derivatives related to the warrants issued with the sale of our convertible notes in 2020 and 2021 (see Note 8) and the warrants issued with the sale of our Series D Preferred Stock in 2020 and 2019 (see Notes 9 and 10). The accounting treatment of derivative financial instruments requires that we record the derivatives at their fair values as of the inception date of the debt agreements and at fair value as of each subsequent balance sheet date. Any change in fair value is recorded as non-operating, non-cash income or expense at each balance sheet date. If the fair value of the derivatives was higher at the subsequent balance sheet date, we recorded a non-operating, non-cash charge. If the fair value of the derivatives was lower at the subsequent balance sheet date, we recorded non-operating, non-cash income. Upon the determination that an instrument is no longer subject to derivative accounting, the fair value of the derivative instrument at the date of such determination will be reclassified to paid-in capital. The entirety of our derivative financial instruments was eliminated in July 2021 upon conversion of certain outstanding warrants to common stock and agreement by investors to modify certain warrants to eliminate the feature creating the derivative liability in the remaining outstanding warrants (see Note 10).

Leases

In February 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-02: “Leases (Topic 842)” whereby lessees need to recognize almost all leases on their balance sheet as a right of use asset and a corresponding lease liability. The Company adopted this standard as of January 1, 2019 using the effective date method and applying the package of practical expedients to leases that commenced before the effective date whereby the Company elected not to reassess the following: (i) whether any expired or existing contracts contain leases, and (ii) initial direct costs for any existing leases. For contracts entered into after the effective date, at the inception of a contract the Company will assess whether the contract is, or contains, a lease. The Company’s assessment will be based on: (1) whether the contract involves the use of a distinct identified asset, (2) whether we obtain the right to substantially all the economic benefit from the use of the asset throughout the period, and (3) whether it has the right to direct the use of the asset. The Company will allocate the consideration in the contract to each lease component based on its relative stand-alone price to determine the lease payments. The Company has elected not to recognize right of use assets and lease liabilities for short term leases that have a term of 12 months or less.

Product Development

Product development costs are included in operating expenses on the consolidated statements of operations and consist of support, maintenance and upgrades of our website and IT platform and are charged to operations as incurred.

Earnings (Loss) Per Share

The Company follows ASC 260 “Earnings Per Share” for calculating the basic and diluted earnings (or loss) per share. Basic earnings (or loss) per share are computed by dividing earnings (or loss) available to common shareholders by the weighted-average number of common shares outstanding. Diluted earnings (or loss) per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional shares of common stock that would have been outstanding if the potential shares of common stock had been issued and if the additional shares were dilutive. For the year ended December 31, 2022, the Company recorded a deemed dividend of $1,921,213 as a result of a triggered down-round feature in the Company’s warrants, and as a result, the amount was reflected as a reduction to the income available to common stockholders in the basic EPS calculation. Common stock equivalents are excluded from the diluted earnings (or loss) per share computation if their effect is anti-dilutive. Common stock equivalents in amounts of 15,578,997 and 10,012,635 were excluded from the computation of diluted earnings per share for the years ended December 31, 2022 and 2021, respectively, because their effects would have been anti-dilutive.

	Years Ended December 31,
	2022	2021
Net loss	$(16,474,688)	$(16,334,615)
Deemed dividend	(1,921,213)	-
Net loss, numerator, basic computation	$(18,395,901)	$(16,334,615)

	December 31,	December 31,
	2022	2021
Options	3,705,121	2,671,177
Stock awards	152,925	229,100
Warrants	11,290,951	6,682,358
Convertible notes	-	-
Convertible preferred stock	430,000	430,000
	15,578,997	10,012,635

Business Segments

The Company uses the “management approach” to identify its reportable segments. The management approach designates the internal organization used by management for making operating decisions and assessing performance as the basis for identifying the Company’s reportable segments. Using the management approach, the Company determined that it has one operating segment.

F-53

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

Recently Issued Accounting Pronouncements

There have not been any recent changes in accounting pronouncements and ASU issued by the FASB that are of significance or potential significance to the Company except as disclosed below.

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, which significantly changes how entities will measure credit losses for most financial assets, including accounts receivable. ASU No. 2016-13 will replace today’s “incurred loss” approach with an “expected loss” model, under which companies will recognize allowances based on expected rather than incurred losses. On November 15, 2019, the FASB delayed the effective date of Topic 326 for certain small public companies and other private companies until fiscal years beginning after December 15, 2022 for SEC filers that are eligible to be smaller reporting companies under the SEC’s definition, as well as private companies and not-for-profit entities. The Company is currently evaluating the new guidance and has not yet determined whether the adoption of the new standard will have a material impact on its consolidated financial statements or the method of adoption.

In May 2021, the FASB issued ASU 2021-04, “Earnings Per Share (Topic 260), Debt-Modifications and Extinguishments (Subtopic 470-50), Compensation-Stock Compensation (Topic 718), and Derivatives and Hedging-Contracts in Entity’s Own Equity (Subtopic 815-40): Issuer’s Accounting for Certain Modifications or Exchanges of Freestanding Equity-Classified Written Call Options (a consensus of the FASB Emerging Issues Task Force)”. The ASU addresses how an issuer should account for modifications or an exchange of freestanding written call options classified as equity that is not within the scope of another Topic. The amendments in this update are effective for all entities for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. The adoption of ASU 2021-04 did not have a material impact on the Company’s consolidated financial statements.

In October 2021, the FASB issued ASU No. 2021-08, “Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers.” This ASU requires contract assets and contract liabilities (e.g. deferred revenue) acquired in a business combination to be recognized and measured by the acquirer on the acquisition date in accordance with ASC 606, “Revenue from Contracts with Customers”. Generally, this new guidance will result in the acquirer recognizing contract assets and contract liabilities at the same amounts recorded by the acquiree. Historically, such amounts were recognized by the acquirer at fair value in purchase accounting. The guidance is effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. Early adoption is permitted, including in interim periods, for any financial statements that have not yet been issued. The Company is currently evaluating the impact the adoption of this ASU would have on the Company’s consolidated financial statements.

In March 2022, the FASB issued ASU No. 2022-02, Financial Instruments-Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures. The guidance was issued as improvements to ASU No. 2016-13 described above. The vintage disclosure changes require an entity to disclose current-period gross write-offs by year of origination for financing receivables. The guidance is effective for financial statements issued for fiscal years beginning after December 15, 2022, and interim periods within those fiscal years. The amendments should be applied prospectively. Early adoption of the amendments is permitted, including adoption in an interim period. The amendments will impact our disclosures but will not otherwise impact the consolidated financial statements. The Company is currently evaluating the new guidance.

NOTE 2 - GOING CONCERN

Management believes it may not have sufficient cash to fund its liabilities and operations for at least the next twelve months from the issuance of these consolidated financial statements.

These consolidated financial statements have been prepared on a going concern basis which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company’s management has evaluated whether there is substantial doubt about the Company’s ability to continue as a going concern and has determined that substantial doubt existed as of the date of the end of the period covered by this report. This determination was based on the following factors: (i) the Company used cash of approximately $6.9 million in operations in 2022; (ii) the Company’s available cash as of the date of this filing will not be sufficient to fund its anticipated level of operations for the next 12 months; (iii) the Company will require additional financing for the fiscal year ending December 31, 2023 to continue at its expected level of operations; and (iv) if the Company fails to obtain the needed capital, it will be forced to delay, scale back, or eliminate some or all of its development activities or perhaps cease operations. In the opinion of management, these factors, among others, raise substantial doubt about the ability of the Company to continue as a going concern as of the date of the end of the period covered by this report and for one year from the issuance of these consolidated financial statements.

In March 2020, the outbreak of COVID-19 (coronavirus) caused by a novel strain of the coronavirus was recognized as a pandemic by the World Health Organization, and the outbreak became increasingly widespread in the United States, including in each of the areas in which the Company operates. While to date, the Company has not been required to stop operating, management is evaluating its use of its office space, virtual meetings and the like. The Company previously reduced certain billing rates to respond to the economic climate, however, those billing rates have returned to normal. Demand for recruiting solutions and our Platform improved in 2022 versus 2021. The COVID-19 pandemic has been characterized by rises and falls of case numbers due to unforeseen factors and variants of concern and consequently has had varying amounts of impact on the Company’s operations and financial prospects. The extent to which the COVID-19 pandemic will impact operations, ability to obtain financing or future financial results is uncertain at this time.

The Company expects but cannot guarantee that demand for its recruiting solutions will improve in 2023, as certain clients re-open or accelerate their hiring initiatives, and new clients utilize its services. Overall, management is focused on effectively positioning the Company for a rebound in hiring which the Company believes will happen in 2023. Ultimately, the recovery may be delayed and the economic conditions may worsen, depending upon changes in the impact from the COVID-19 pandemic and general economic conditions. The Company continues to closely monitor the confidence of its recruiter users and customers, and their respective job requirement load through offline discussions and Recruiter Index survey.

The Company also may depend on raising additional debt or equity capital to stay operational. The economic impact of COVID-19, should the COVID-19 pandemic worsen, may make it more difficult for the Company to raise additional capital when needed. The terms of any financing, if the Company is able to complete one, will likely not be favorable to the Company.

F-54

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

The accompanying consolidated financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

NOTE 3 - PREPAID EXPENSES AND OTHER CURRENT ASSETS

The components of prepaid expenses and other current assets at December 31, 2022 and 2021, consisted of the following:

	December 31, 2022	December 31, 2021
Prepaid expenses	$40,860	$175,263
Prepaid advertisement	200,000	-
Prepaid shares issued for services	-	237,382
Employee advance	8,500	-
Prepaid insurance	3,302	111,040
Other receivables	2,886	22,394
Prepaid expenses and other current assets	$255,548	$546,079

F-55

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

NOTE 4 - INVESTMENT IN AVAILABLE FOR SALE MARKETABLE SECURITIES

The Company’s investments in marketable equity securities are being held for an indefinite period and thus have been classified as available for sale. Cost basis of securities held as of both December 31, 2022 and 2021 was $42,720, and accumulated unrealized losses were $42,720 as of December 31, 2022 and 2021, respectively. The fair market value of available for sale marketable securities was $0 as of December 31, 2022 and 2021, based on 178,000 shares of common stock held in one entity with a per share market price of approximately $0.00.

Net losses on equity investments were as follows:

	Years Ended
	December 31,
	2022	2021
Net realized losses on investment sold or assigned	$-	$-
Net unrealized losses on investments still held	-	(1,424)

Total	$-	$(1,424)

The reconciliation of the investment in marketable securities is as follows for the years ended December 31, 2022 and 2021:

	December 31,	December 31,
	2022	2021
Beginning Balance - December 31	$-	$1,424
Additions	-	-
Proceeds on sales of securities	-	-
Assignment of securities as compensation	-	-
Recognized losses	-	(1,424)
Ending Balance - December 31	$-	$-

NOTE 5 - GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill

Goodwill is derived from our 2019 business combination as well as our five business combinations in the first three quarters of 2021 (See Note 13). The aggregate goodwill recognized from our five 2021 acquisitions was $6,731,852 while the remaining goodwill from the 2019 acquisition was $3,517,315 at December 31, 2020. The Company performed a goodwill impairment test during 2021 using market data and discounted cash flow analysis. Based on that test, we have determined that the carrying value of goodwill related to the 2019 acquisition of Genesys was further impaired in the amount of $2,530,325 during 2021. The company performed its annual goodwill impairment test during 2022 using market data and discounted cash flow analysis, and determined that goodwill was further impaired by $582,114.

F-56

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

The changes in the carrying amount of goodwill for the years ended December 31, 2022 and 2021 are as follows:

	December 31, 2022	December 31, 2021
Carrying value - January 1	$7,718,842	$3,517,315
Goodwill acquired during the year	-	6,731,852
	7,718,842	10,249,167
Purchase price measurement period adjustments	(35,644)	-
Impairment losses	(582,114)	(2,530,325)
Carrying value - end of period	$7,101,084	$7,718,842

Intangible Assets

On March 31, 2019, the Company acquired Intangible assets totaling $1,910,072 from Genesys, including customer contracts and intellectual property which are being amortized over the three year useful life.

We entered into an executive employment agreement on July 1, 2020 (the “Employment Agreement”) with Chad MacRae as the Senior Vice President Recruiters On Demand. The Employment Agreement specifies that certain customer contracts, databases, and computer equipment were to be transferred to the Company in connection with the hiring of Mr. MacRae. Mr. MacRae’s compensation package includes a $50,000 signing bonus and an annual base salary of $125,000. We have attributed the $50,000 signing bonus to the cost of the contracts acquired and amortized that cost over the estimated six-month economic life of the contracts.

During 2021, we acquired certain intangible assets pursuant to our Scouted, Upsider, OneWire, Parrut, and Novo Group acquisitions described in Note 13. These intangible assets aggregate approximately $11.6 million and consist primarily of sales and client relationships, contracts, intellectual property, partnership and vendor agreements and certain other assets. We completed the accounting and valuations of the assets acquired.

Intangible assets are summarized as follows:

	December 31, 2022	December 31, 2021
Customer contracts	$8,093,787	$8,093,787
Software acquired	3,785,434	3,785,434
License	1,726,965	1,726,965
Internal use software developed	325,491	-
Domains	40,862	40,862
	13,972,539	13,647,048
Less accumulated amortization	(7,555,422)	(3,905,216)
Total	6,417,117	9,741,832
Less impairment	(3,838,425)	-
Carrying value	$2,578,692	$9,741,832

Amortization expense of intangible assets was $3,650,206 and $2,741,008 for the years ended December 31, 2022 and 2021, respectively, related to the intangible assets acquired in business combinations. Future amortization of intangible assets is expected to be approximately as follows: 2023, $1,237,047; 2024 $739,547; 2025, $455,683; 2026, $121,279; 2027, $2,738; and thereafter, $22,398. The Company began amortizing intangible assets from the Scouted, Upsider and OneWire acquisitions in the second quarter of 2021 and the Parrut and Novo Group acquisitions in the third quarter of 2021.

The company performed its impairment test during 2022 using the market and income approach, and determined that the Company’s customer contracts, software acquired, internal use software developed, and domains were impaired by $3,838,425.

On November 21, 2022, the Company entered into a Domain Name sale and Ownership Transfer Agreement with Chief Executive Group (“CEG”). Per the agreement, the Company agreed to sell and transfer to CEG all ownership rights in and to the domain name CFO-Job.com and its associated social media property (“Domain Assets’). In exchange for the Domain Assets, the Company received cash consideration of $50,000, and $200,000 worth of advertising from CEG. Half of the advertising consideration is to be used within one year of this agreement, and the remaining balance is to be used within two years of the agreement. During the year ended December 31, 2022, the Company recorded a gain on sale of intangible asset of $250,000 which is included in general and administrative expenses on the consolidated statements of operations. The Company additionally recorded a prepaid advertising expense within prepaid expenses and other current assets on the consolidated balance sheet. As of December 31, 2022, the Company has not received any advertising services from CEG.

On December 5, 2022, The Company entered into an asset purchase agreement in which the Company sold to a third party Upsider’s candidate sourcing and engagement platform and all related intellectual property for $1,000,000 in cash consideration. The recorded value of the internal use software developed at the date of the sale was $1,000,000 resulting in no gain or loss on the sale. For a period of eighteen months from the date of the sale, the Company will have continued access to this platform.

F-57

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

NOTE 6 - LIABILITY FOR SALE OF FUTURE REVENUES

During 2020 and 2019 we were party to two agreements related to the sale of future revenues. Both agreements were with the same party, had substantially the same terms, and were entered into in December 2019. Total repayments were $567,001. As a result, we recorded an initial discount of $142,491. Discounts related to the agreements were amortized to expense over the term of the agreements. One of the agreements was paid in full as of December 31, 2020. During the years ended December 31, 2022 and 2021, we amortized $0 and $2,719 of discount, respectively, to interest expense. Unamortized discount is $0 both at December 31, 2022 and 2021. The outstanding gross balance due before discounts pursuant to the agreements was $0 both at December 31, 2022 and 2021. During 2021 our remaining agreement related to the sale of future revenues was paid in full.

NOTE 7 - LOANS PAYABLE AND FACTORING AGREEMENT

Term Loans

We have outstanding balances of $0 and $50,431 pursuant to two term loans as of December 31, 2022 and December 31, 2021, respectively. The loans originated in 2013 and 2018, respectively. The loans had variable interest rates, with rates at 6.0% and 7.76%, respectively. Monthly payments under the loans were $1,691 and $1,008, respectively.

One of the term loans was a Small Business Administration (“SBA”) loan. As a result of the COVID-19 uncertainty, the SBA made payments on our behalf of $3,382 during 2021, which have been recorded as grant income in the consolidated financial statements. These payments were applied $2,992 to principal, and $390 to interest expense in 2021.

Our Chief Operating Officer, who is also a shareholder, had personally guaranteed the loans described above.

We paid off the outstanding balance of both loans in February 2022 and no longer have any obligation related to such notes.

Paycheck Protection Program Loan

During April and May 2020, the Company, through its four subsidiaries, received an aggregate of $398,545 in loans proceeds borrowed from a bank pursuant to the Paycheck Protection Program under the CARES Act guaranteed by the SBA, which we expected to be forgiven in part or in full, subject to our compliance with the conditions of the Paycheck Protection Program. If not forgiven, the terms on the note provide for interest at 1% per year and the note mature in 24 months, with 18 monthly payments beginning after the initial 6-month deferral period for payments. We have applied for forgiveness for all loans. As of December 31, 2020, $373,795 of loans have been forgiven. We have classified the remaining balance of $24,750 as long term at December 31, 2020. We recorded forgiveness of debt income of $376,177 for the $373,795 of principal and $2,382 of related accrued interest forgiven in 2020.

During 2021 our remaining loan pursuant to the Paycheck Protection Program under the CARES Act in the amount of $24,750 was forgiven. We recorded forgiveness of debt income of $24,925 for the $24,750 of principal and $175 of related accrued interest forgiven.

Promissory Notes Payable

We received $250,000 in proceeds from an institutional investor pursuant to a promissory note dated May 6, 2021. The note bears interest at 12% per year and matures on May 6, 2023. In April 2022, we paid off the total principal balance of the note and the accrued interest.

We issued a promissory note for $1,750,000 pursuant to the Parrut acquisition agreement dated July 7, 2021 (See Note 13). The note had a term of 24 months, accrued interest at 6%, and originally matured on July 1, 2023. The note required monthly payments of $77,561. On October 19, 2022, Parrut agreed to subordinate their note to a promissory note issued to Montage Capital II, L.P. In return, we restructured the payment schedule for the Parrut note which now matures on August 31, 2023, and bears interest at 12%. At December 31, 2022, the outstanding balance on the promissory note with Parrut was $444,245.

We issued a promissory note for $3,000,000 pursuant to the Novo Group acquisition agreement dated August 27, 2021 (See Note 13). The note originally had a term of 30 months, bears interest at 6%, and was scheduled to mature on February 1, 2024. The note requires monthly payments of $85,000 for the first 12 months, $110,000 for months 13 through 24, $155,000 for months 25 through 29, and $152,357 for month 30. In April 2022, we negotiated a reduction in this promissory note with Novo Group due to employee turnover that occurred following the acquisition. We entered into an agreement with Novo Group to reduce the outstanding principal balance by $600,000 and changed the maturity date to November 1, 2023. The reduction in the promissory note was accounted for as gain on debt extinguishment on the consolidated statement of operations.

F-58

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

In October 2022, Novo Group entered into a Subordination Agreement (“Subordination Agreement”), pursuant to which Novo agreed to subordinate all its indebtedness and obligations we owe to Novo to all the indebtedness and obligations we owe to Montage Capital. At December 31, 2022, the outstanding balance on the promissory note with Novo Group was $1,292,360.

In February 2023, we entered into an additional Amendment to the Promissory Note with Novo Group, Inc. (the “Novo Amendment”). The Novo Amendment further modifies the Promissory Note issued to Novo on August 27, 2021 (the “Novo Note”) and amended on April 1, 2022, by amending the payment schedule pursuant to which we would make payments of principal and interest to Novo. Novo agreed we would pay interest only for the period starting November 1, 2022 through and including March 31, 2023, with payments of principal and interest to resume starting April 1, 2023. We also replaced the existing payment schedule with a new payment schedule terminating on October 31, 2023.

On August 17, 2022, we issued promissory notes for $1,111,111, in the aggregate (the “8/17/22 Notes”) We received proceeds of $960,000, net of debt issuance costs of $40,000 and an original issue discount of $111,111. The 8/17/22 Notes have a term of 12 months, bear interest at 6%, and mature on August 17, 2023. The 8/17/22 Notes are to be paid off in full on August 17, 2023. As a part of these financings, we granted the noteholders 694,445 warrants to purchase our common stock (See Note 10) (the “8/17/22 Warrants”). The 8/17/22 Warrants were valued at $463,737 and treated as a debt discount to be amortized over the life of the note. At December 31, 2022, the outstanding balance on the 8/17/22 Notes, net of the unamortized debt issuance costs and debt discounts of $384,280, was $726,831.

On August 30, 2022, we issued promissory notes for $1,305,556, in the aggregate (the “8/30/22 Notes,” and together with the 8/17/22 Notes, the “August 2022 Notes”). We received proceeds of $1,175,000, net of an original issue discount of $130,556. The 8/30/22 Notes have a term of 12 months, bear interest at 6%, and mature on August 30, 2023. The 8/30/22 Notes are to be paid off in full on August 30, 2023. As a part of these financings, we granted the noteholders 815,972 warrants to purchase our common stock (See Note 10) (the “8/30/22 Warrants, and together with the 8/17/22 Warrants, the “August 2022 Warrants”). These 8/30/22 Warrants were valued at $569,106 and treated as a debt discount to be amortized over the life of the note. At December 31, 2022, the outstanding balance on the 8/30/22 Notes, net of the unamortized debt issuance costs and debt discounts of $466,441, was $839,115.

On October 19, 2022, the “Company closed a Loan and Security Agreement (the “Loan Agreement”), by and among the Company and Montage Capital II, L.P. (the “Lender”). Pursuant to the Loan Agreement, the Lender will make advances (“Advances”) in the aggregate principal amount of $2,250,000, with the first Advance of $2,000,000 being provided on or around the Closing Date and the second Advance of $250,000 being available to the Company upon request prior to April 30, 2023. Interest will accrue on all Advances under the Loan Agreement at a per annum rate of 12.75%. In the event of a default under the terms of the Loan Agreement, the interest rate increases by 5 percentage points above the interest rate in effect immediately prior to a default. The entire outstanding principal balance of the Advances, all accrued and unpaid interest thereon, and all fees and other amounts outstanding thereunder will be immediately due and payable on the 42nd month anniversary of the Closing Date (the “Maturity Date”). In connection with the Loan Agreement, the Company granted and pledged to the Lender a continuing security interest in all presently existing and hereafter acquired or arising Collateral (as more specifically defined in the Loan Agreement) which includes all personal property of the Company and its subsidiaries. The Loan Agreement contains certain affirmative and negative covenants to which the Company is also subject.

The Company agreed to pay the Lender a fee of $45,600, with $40,000 due upon the execution of the Loan Agreement and the balance due upon the funding of the second Advance. The Company is permitted to prepay any amounts due to the Lender; provided, however, that a Prepayment Fee (as more specifically defined in the Loan Agreement) shall be owed to the Lender depending on when the amounts are prepaid.

In addition, in connection with the Loan Agreement, the Company issued 706,551 warrants to purchase common stock of the Company (the “Warrants”) to the Lender, with 622,803 Warrants issued and exercisable upon the Closing Date and the additional 83,708 Warrants becoming exercisable upon funding of the second Advance. The Warrants are exercisable for ten years from the Closing Date at an exercise price of $2.00 per share, subject to certain adjustments. Upon the earlier of the Maturity Date or a sale of the Company or other change in control, the Lender has the right to cause the Company to repurchase the Warrants for up to $703,125 ($600,000 if only the first Advance has been made and $703,125 if both Advances have been made). The Company is also obligated to pay the Lender a cash fee equal to 1.25% of the aggregate principal amount of the Advances that is outstanding on each anniversary of the Closing Date if (i) the average closing price of the Company’s common stock for the thirty (30) day period prior to such anniversary date is less than $2.00 or (ii) the closing price of the Company’s common stock for the date immediately prior to such anniversary date is less than $2.00.

At December 31, 2022, the outstanding balance on the Loan Agreement, net of the unamortized debt issuance costs and debt discounts of $622,630, was $1,377,370.

At December 31, 2022 and December 31, 2021, the outstanding principal balance on the promissory notes payable totaled $6,153,272 and $4,299,831, respectively.

F-59

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

Factoring Arrangement

We entered into a factoring agreement with CSNK Working Capital Finance Corp. d/b/a Bay View Funding, a subsidiary of Heritage Bank of Commerce (the “Buyer”), effective April 27, 2022 (the “Factoring Agreement”), for the purpose of factoring our trade accounts receivable with recourse. The proceeds of the factoring are used to fund our general working capital needs. The Company is accounting for this transaction as a secured borrowing under the Transfers and Servicing of Financial Assets guidance. The agreement is for a term of twelve months with an auto renewal clause for an additional twelve months unless terminated by the parties. The agreement is secured by substantially all assets of the Company.

Pursuant to the Factoring Agreement, we sell certain trade accounts receivable to the Buyer. We are charged a finance fee, defined as a floating rate per annum on outstanding advances under the Factoring Agreement, equal to the prime rate plus 3.25% due on the first day of each month. We are also charged a factoring fee of 0.575% of the gross face value of any trade accounts receivables for the first 30 days from when the trade accounts receivable is purchased and 0.30% for each fifteen days afterward until the purchased receivable is paid in full or repurchased.

We receive advances of up to 85% of the amount of eligible trade accounts receivable. Advances outstanding shall not exceed the lesser of $3,000,000 or an amount equal to the sum of all undisputed purchased trade accounts receivable multiplied by 85%, less any reserved funds.

All collections of purchased receivables go directly to the Buyer controlled lockbox and Buyer shall apply these collections to the Company’s obligations. The Company will immediately turn over to Buyer any payment on a purchased receivable, or receivable assigned to Buyer under the Factoring Agreement, that comes into the Company’s possession. In the event the Company comes into possession of a remittance comprising payments of both a purchased receivable and receivable which has not been purchased by Buyer, the Company is required to hold the same in accordance with the provisions set forth above and immediately turn same over to Buyer.

As stated previously, the Company factors the accounts receivable on a recourse basis. Therefore, if the Buyer cannot collect the factored accounts receivable from the customer, the Company must refund the advance amount remitted to us for any uncollected accounts receivable from the customer. Accordingly, the Company records the liability of potentially having to refund the advance amount as short-term debt when the factoring arrangement is utilized. As of December 31, 2022 and December 31, 2021, $545,216 and $0 of advances were outstanding under the factoring arrangement, respectively, and $263,939 and $0, was due from the factor resulting in a net $281,277 and $0 loan payable to the factor at December 31, 2022 and 2021, respectively.

As consideration for Buyer forgoing other factoring transactions in the marketplace and for establishing the maximum credit of $3,000,000, the Company paid the Buyer a facility fee upon entering into the Factoring Agreement (the “Facility Fee”) in the amount of one half of one percent (0.50%) of the maximum credit, $15,000. An additional Facility Fee is charged for increases to the maximum credit, but only for the incremental increase. The Facility Fee was accounted for as a factoring fee expense, which is included as part of the interest expense along with all other factor fees.

The cost of factoring for the year ended December 31, 2022 was $179,303, and is included in interest expense on the consolidated statements of operations.

The status of the loans payable as of December 31, 2022 and December 31, 2021 is summarized as follows:

	December 31, 2022	December 31, 2021
Term loan(s)	$-	$50,431
Promissory notes	6,153,272	4,299,831
Factoring arrangement	281,277	-
Total loans payable	6,434,549	4,350,262
Less: Unamortized debt discount or debt issuance costs	(1,473,351)	-
Less current portion	(3,700,855)	(1,712,387)
Non-current portion	$1,260,343	$2,637,875

F-60

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

The future principal payments of the loans payable are as follows:

Year Ending December 31,
2023	$4,692,549
2024	516,000
2025	516,000
2026	516,000
2027	194,000
Total principal payments	$6,434,549

NOTE 8 - CONVERTIBLE NOTES PAYABLE

2020 Debentures:

In May and June 2020, the Company entered into a Securities Purchase Agreement, effective May 28, 2020 (the “Purchase Agreement”) with several accredited investors (the “Purchasers”). Four of the investors had previously invested in the Company’s preferred stock. Pursuant to the Purchase Agreement, the Company sold to the Purchasers a total of (i) $2,953,125 in the aggregate principal amount of 12.5% Original Issue Discount Senior Subordinated Secured Convertible Debentures (the “Debentures”), and (ii) 738,282 common stock purchase warrants (the “Warrants”), which represents 100% warrant coverage. The Company received a total of $2,226,000 in net proceeds from the offering, after deducting the 12.5% original issue discount of $328,125, offering expenses and commissions, including the placement agent’s commission and fees of $295,000, reimbursement of the placement agent’s and lead investor’s legal fees and the Company’s legal fees in the aggregate amount of $100,000 and escrow agent fees of $4,000. The Company also agreed to issue to the placement agent, as additional compensation, 147,657 common stock purchase warrants exercisable at $5.00 per share. The number of placement agent warrants issued was reduced on July 2, 2021 to 36,364, and the exercise price was increased to $6.25 (see Note 10).

On August 17, 2022 and August 30, 2022, we issued warrants with an exercise price of $2.00 (see Note 7). Consequently, the number of Warrants associated with the 2020 Debentures were increased from 739,787 to 1,300,093, and the exercise price was reduced from $5.00 to $2.00 (see Note 10) due to anti-dilution provisions in Warrants. The exercise price of the Warrants was then again reduced from $2.00 to $0.98 in connection with the issuance of stock to Parrut; however there was no further full ratchet adjustment to the quantity of warrants due to the maximum limit allowed (see Note 13). The Warrants are exercisable for three years from May 28, 2020 subject to certain adjustments.

The Debentures matured on May 28, 2021, subject to a nine-month extension at the Company’s option which was taken and the Company incurred $253,767 of penalty for the extension which is included in interest expense on the consolidated statements of operations during the year ended December 31, 2021. The Debentures bear interest at 8% per annum payable quarterly, subject to an increase in case of an event of default as provided for therein. The Debentures are convertible into shares of Common Stock at any time following the date of issuance at the Purchasers’ option at a conversion price of $4.00 per share, subject to certain adjustments. The Debentures are subject to mandatory conversion in the event the Company closes an equity offering of at least $5,000,000 resulting in the listing of the Company’s common stock on a national securities exchange. The Debentures rank senior to all existing and future indebtedness of the Company and its subsidiaries, except for approximately $508,000 of outstanding senior indebtedness. The Company may prepay the Debentures at any time at a premium as provided for therein. On July 2, 2021, the 2020 Debentures were exchanged for common stock and warrants (See Note 10).

F-61

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

The Company’s obligations under the Purchase Agreement and the Debentures are secured by a first priority lien on all of the assets of the Company and its subsidiaries pursuant to a Security Agreement, effective May 28, 2020 (the “Security Agreement”) by and among the Company, its wholly owned subsidiaries, and the Purchasers, subject to certain existing senior liens. The Company’s obligations under the Debentures are guaranteed by the Company’s subsidiaries.

The Purchase Agreement contains customary representations, warranties and covenants of the Company, including, among other things and subject to certain exceptions, covenants that restrict the ability of the Company and its subsidiaries, without the prior written consent of the Debenture holders, to incur additional indebtedness, including further advances under a certain pre-existing secured loan, and repay outstanding indebtedness, create or permit liens on assets, repurchase stock, pay dividends or enter into transactions with affiliates. The Debentures contain customary events of default, including, but not limited to, failure to observe covenants under the Debentures, defaults on other specified indebtedness, loss of admission to trading on OTCQB or another applicable trading market, and occurrence of certain change of control events. Upon the occurrence of an event of default, an amount equal to 130% of the principal, accrued but unpaid interest, and other amounts owing under each Debenture will immediately come due and payable at the election of each Purchaser, and all amounts due under the Debentures will bear interest at an increased rate.

Pursuant to the Purchase Agreement, the Purchasers have certain participation rights in future equity offerings by the Company or any of its subsidiaries for a period of 24 months after the closing, subject to customary exceptions. The Debentures and the Warrants also contain certain price protection provisions providing for adjustment of the number of shares of Common Stock issuable upon conversion of the Debentures and/or exercise of the Warrants and the conversion or exercise price in case of future dilutive offerings.

During 2020, notes aggregating $91,600, plus related accrued interest of $4,400, were converted into 24,000 shares of common stock. Unamortized debt costs and debt discount of $13,647 and $25,956, respectively, were charged against the value of the common stock issued upon conversion.

We have incurred a total of $1,299,677 of debt costs related to the sale of the Debentures, including commissions, costs and fees of $366,500. We have also recorded a cost related to the fair value of the placement agent warrants of $933,177 (see Note 10). The costs were being amortized over the life of the notes.

We have recorded a total of $1,653,448 of debt discount related to the sale of the Debentures, including original issue discount of $328,125. We have also recorded a discount related to the fair value of the warrants issued with the debt of $1,325,323 (see Note 10). The discount was being amortized over the life of the notes.

On November 23, 2020, we issued a convertible promissory note in the amount of $250,000 to a current stockholder and noteholder, and received proceeds of $250,000. The note bears interest at 5% per year and matures on March 24, 2021. If we consummate a Qualified Offering on or before March 24, 2021 then the remaining outstanding and unpaid amount of this note will automatically be converted into shares of our common stock (or units of common stock and warrants to purchase common stock, if units are offered to the public in the Qualified Offering) at the Qualified Offering Price. “Qualified Offering” shall mean an offering of common stock (and other securities potentially) for an aggregate price of at least $5,000,000 resulting in the listing for trading of the common stock on the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing). For the purposes of this note “Qualified Offering Price” shall mean the price per share (or unit, if units are offered in the Qualified Offering) at which the Qualified Offering is made.

Under this note, an Event of Default would occur if: (i) a default for five (5) days in payment of principal or interest on this Note; (ii) failure by the Borrower to comply with any material provision of this Note; (iii) the Borrower, pursuant to or within the meaning of any Bankruptcy Law (as defined herein): (A) commences a voluntary case; (B) consents to the entry of an order for relief against it in an involuntary case; (C) consents to the appointment of a Custodian (as defined herein) of it or for all or substantially all of its property; (D) makes a general assignment for the benefit of its creditors; or (E) admits in writing that it is generally unable to pay its debts as the same become due; or (iv) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (A) is for relief against the Borrower in an involuntary case; (B) appoints a Custodian of the Borrower for all or substantially all of its property; or (C) orders the liquidation of the Borrower, and the order or decree remains unstayed and in effect for sixty (60) days. “Bankruptcy Law” means Title 11, U.S. Code, or any similar Federal or state law for the relief of debtors. The term “Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

F-62

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

If an Event of Default occurs and is continuing under the note, the lender, may declare all of note to be due and payable immediately. The lender under the note, shall have all rights available to it at law or in equity. The lender under the note may assess reasonable attorneys’ fees, paralegals’ fees and costs and expenses incurred or anticipated by the lender in collecting or enforcing payment hereof (whether such fees, costs or expenses are incurred in negotiations, all trial and appellate levels, administrative proceedings, bankruptcy proceedings or otherwise), and together with all other sums due by the Company under the note, all without any relief whatsoever from any valuation or appraisement laws, and payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to the lender at law, in equity, or under the note. In connection with the lender’s rights under the note upon an Event of Default, the lender need not provide, and the Company waives, any presentment, demand, protest or other notice of any kind, and the lender, may immediately enforce any and all of its rights and remedies hereunder and all other remedies available to it in equity or under applicable law.

As of December 31, 2021, the Debentures are no longer in effect. On July 2, 2021, the Debentures were exchanged for common stock and warrants (See Notes 9 and 10).

2021 Debentures:

During January 2021, we entered into two Securities Purchase Agreements, effective January 5, 2021 and January 20, 2021 (the “2021 Purchase Agreements”), with twenty accredited investors (the “2021 Purchasers”). Pursuant to the 2021 Purchase Agreements, we agreed to sell to the 2021 Purchasers a total of (1) $2,799,000 in the aggregate principal amount of 12.5% Original Issue Discount Senior Subordinated Secured Convertible Debentures (the “2021 Debentures”), and (2) 699,750 common stock purchase warrants (the “2021 Warrants”), which represents 100% warrant coverage. On July 21, 2021, we increased the number of warrants to 701,164 from 669,750 due to anti-dilution provisions in the warrants. We received a total of $2,488,000 in gross proceeds from the offerings, after deducting the 12.5% original issue discount, before deducting offering expenses and commissions, including the placement agent’s commission of $241,270 (10% of the gross proceeds less $7,500 paid to its legal counsel) and fees related to the offering of the 2021 Debentures of $93,530. We also agreed to issue to the placement agent, as additional compensation, warrants exercisable in to 139,950 shares of our common stock, exercisable at $5.00342554 per share (the “PA Warrants”). The number of shares issuable under the PA Warrants was reduced on July 2, 2021 to 36,364, and the exercise price was increased to $6.25 (see Note 10).

On August 17, 2022 and August 30, 2022, we issued warrants with an exercise price of $2.00 (see Note 7). Consequently, the number of 2021 Warrants associated with the 2021 Debentures were increased from 772,303 (which is the 701,164 discussed above plus the February 2021 warrants totaling 71,139 as discussed below) to 1,146,952, and the exercise price was reduced from $5.00 to $2.00 (see Note 10) due to anti-dilution provisions in the 2021 Warrants. The exercise price of the 2021 Warrants was then again reduced from $2.00 to $0.98 in connection with the issuance of stock to Parrut; however there was no further adjustment to the quantity of warrants due to the maximum limit allowed (see Note 13). The 2021 Warrants are exercisable for three years from the dates of the 2021 Purchase Agreements. subject to certain adjustments.

The 2021 Debentures were scheduled to mature in January 2022 on the one-year anniversary, subject to a nine-month extension at our option. The 2021 Debentures bear interest at 8% per annum payable quarterly, subject to an increase in case of an event of default as provided for therein. The 2021 Debentures were convertible into shares of our common stock at any time following the date of issuance at the 2021 Purchasers’ option at a conversion price of $4.00 per share, subject to certain adjustments. The 2021 Debentures were subject to mandatory conversion in the event we closed an equity offering of at least $5,000,000 resulting in the listing of our common stock on a national securities exchange. The 2021 Debentures ranked senior to all of our existing and future indebtedness and that of our subsidiaries, except for approximately $95,000 of outstanding senior indebtedness. In addition, the 2021 Debentures ranked pari-passu with, and amounts owing thereunder would be paid concurrently with, payments owing pursuant to and in connection with the Debentures. We were entitled to prepay the 2021 Debentures at any time at a premium as provided for therein. On July 2, 2021, the 2021 Debentures were exchanged for common stock and warrants (See Notes 9 and 10, respectively) and the 2021 Debentures are no longer in effect.

Our obligations under the 2021 Purchase Agreements and the 2021 Debentures were secured by a first priority lien on all of our assets and that of our subsidiaries pursuant to Security Agreements, dated January 5, 2021 and January 20, 2021 (the “2021 Security Agreements”) by and among us, our wholly owned subsidiaries, and the Purchasers, subject to certain existing senior liens. Our obligations under the 2021 Debentures were guaranteed by our subsidiaries.

F-63

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 and 2021

The 2021 Purchase Agreements contained customary representations, warranties and covenants, including, among other things and subject to certain exceptions, covenants that restricted our ability and that of our subsidiaries, without the prior written consent of the 2021 Debenture holders, to incur additional indebtedness, including further advances under a certain preexisting secured loan, and repay outstanding indebtedness, create or permit liens on assets, repurchase stock, pay dividends or enter into transactions with affiliates. The 2021 Debentures contained customary events of default, including, but not limited to, failure to observe covenants under the 2021 Debentures, defaults on other specified indebtedness, loss of admission to trading on OTCQB or another applicable trading market, and occurrence of certain change of control events. Upon the occurrence of an event of default, an amount equal to 130% of the principal, accrued but unpaid interest, and other amounts owing under each 2021 Debenture would have immediately come due and payable at the election of each Purchaser, and all amounts due under the 2021 Debentures would bear interest at an increased rate.

Pursuant to the 2021 Purchase Agreements, the 2021 Purchasers have certain participation rights in our future equity offerings or those of our subsidiaries after the closing, subject to customary exceptions. The 2021 Debentures and the 2021 Warrants also contain certain price protection provisions providing for adjustment of the number of shares of our common stock issuable upon conversion of the 2021 Debentures and/or exercise of the 2021 Warrants and the conversion or exercise price in case of future dilutive offerings (subject to a maximum quantity of warrants upon adjustment).

In February 2021, the holder of a $250,000 November 2020 promissory note elected to convert the $250,000 note, plus accrued interest of $2,430, into $283,984 principal amount of 2021 Debentures (including 12.5% Original Issue Discount of $31,554) based on the same terms as those issued in January 2021 (described above), plus a 2021 Warrant exercisable into 70,996 shares of our common stock. On July 21, 2021, we increased the number of warrants to 71,139 from 70,996 due to anti-dilution provisions in the warrants.

We have incurred a total of $1,254,779 of debt costs related to the issuance of the 2021 Debentures, including commissions, costs and fees of $334,800. We have also recorded a cost related to the fair value of the placement agent warrants of $919,979 (see Note 10). The costs which have been recorded as debt discounts are being amortized over the life of the notes. Amortization expense was $0 and $575,503 for the years ended December 31, 2022 and 2021, respectively. Unamortized debt costs of $679,276 were charged off against paid in capital upon the exchange of the notes for common stock in July 2021 (see Note 8) and were $0 both at December 31, 2022 and 2021.

We have recorded a total of $1,796,651 of debt discount related to the sale of the 2021 Debentures and February 2021 note exchange, including original issue discount of $342,554 and a warrant discount of $1,454,097 at fair value for the warrants issued with the debt (see Note 10). The discount is being amortized over the life of the notes. Amortization expense was $808,985 and $0 for the years ended December 31, 2022 and 2021, respectively. Unamortized debt discount of $987,666 was charged off against paid in capital upon the exchange of the notes for common stock in July 2021 (see Note 9) and was $0 both at December 31, 2022 and 2021.

On July 2, 2021, the 2021 Debentures were exchanged for common stock and warrants (See Notes 9 and 10) and the 2021 Debentures are no longer in effect.

NOTE 9 - STOCKHOLDERS’ EQUITY

The Company is authorized to issue 10,000,000 shares of preferred stock, par value $0.0001 per share. As of December 31, 2022 and 2021, the Company had 86,000 shares of Series E preferred stock issued and outstanding.

Our Series E preferred stock is the only class of our preferred stock that is outstanding as of December 31, 2022 and December 31, 2021. Series E preferred stock has a stated value of $20 per share, which is convertible at any time after issuance at the option of the holder, subject to a beneficial ownership limitation of 4.99% or if waived, 9.99%, into common stock based on the stated value per share divided by $4.00 per share, subject to adjustment in the event of stock splits, stock dividends or reverse splits. Holders of Series E Preferred Stock are entitled to vote together with holders of the common stock on an as-converted basis, subject to a beneficial ownership limitation of 4.99% or if waived, 9.99%. If at any time while any shares of Series E Preferred Stock remain outstanding and any triggering event contained in the Certificate of Designation for such series occurs, we shall pay, within three days, to each holder $210 per each $1,000 of the stated value of each such holder’s shares of Series E Preferred Stock.

F-64

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

Series D Convertible Preferred Stock

In January 2021, the Company issued 45,390 shares of its common stock upon conversion of 9,078 shares of its Series D Preferred Stock. Pursuant to an agreement with the holder, 8,755 shares of Series D preferred stock and 133,341 Series D warrants were cancelled in January 2021.

In February 2021, the Company issued 220,000 shares of its common stock upon conversion of 44,000 shares of its Series D Preferred Stock.

In March 2021, the Company issued 106,875 shares of its common stock upon conversion of 21,375 shares of its Series D Preferred Stock.

In April 2021, the Company issued 40,000 shares of its common stock upon conversion of 8,000 shares of its Series D Preferred Stock.

In April 2021, the Company issued 50,000 shares of its common stock upon conversion of 10,000 shares of its Series D Preferred Stock.

In April 2021, the Company issued 101,560 shares of its common stock upon conversion of 20,312 shares of its Series D Preferred Stock.

In May 2021, the Company issued 150,000 shares of its common stock upon conversion of 30,000 shares of its Series D Preferred Stock.

On July 2, 2021 the Company issued 1,293,430 shares of its common stock upon the conversion of 376,275 shares of its Series D preferred stock.

There is no Series D Convertible Preferred Stock outstanding as of December 31, 2022 and 2021.

Series E Convertible Preferred Stock

On July 2, 2021, upon agreement with the Series E preferred stockholders, the Company issued 3,229,225 shares of its common stock upon the conversion of 645,845 shares of its Series E preferred stock.

Series F Convertible Preferred Stock

In February 2021, the Company issued 81,195 shares of its common stock upon conversion of 16,239 shares of its Series F Preferred Stock.

In March 2021, the Company issued 6,479 shares of its common stock upon conversion of 1,296 shares of its Series F Preferred Stock.

On July 2, 2021 the Company issued 234,237 shares of its common stock upon the conversion of 46,847 shares of its Series F preferred stock.

There is no Series F Convertible Preferred Stock outstanding as of December 31, 2022 and 2021.

F-65

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

Preferred Stock Penalties

On March 31, 2019, we entered into certain agreements with investors pursuant to which we issued convertible preferred stock and warrants, as described above. Each of the series of preferred stock and warrants required us to reserve shares of common stock in the amount equal to two times the common stock issuable upon conversion of the preferred stock and exercise of the warrants. We did not comply in part due to our attempts to manage the Delaware tax which increases to a maximum of $200,000 as the authorized capital increases without the simultaneous increase in the number of shares outstanding. In May 2020 following stockholder approval at a special meeting the Company effected a reincorporation from Delaware to Nevada and a simultaneous increase in our authorized common stock from 31,250,000 shares to 250,000,000 shares, which we expect will be sufficient to meet the reserve requirements. As of December 31, 2019, we estimated that we owed approximately $6 million in penalties (prior to any waivers of penalties) to holders of preferred stock. Subsequent to December 31, 2019, we have received waivers from a substantial number of the preferred shareholders with respect to these penalties. We have agreed to issue to the holders of Series D Preferred Stock an aggregate of 106,134 additional shares of Series D Preferred Stock (valued at $1,929,516) as consideration for the waivers. We have accrued this cost at December 31, 2019. Additionally, certain holders of Series E and Series F Preferred Stock have not waived the penalties. We have accrued $308,893 at December 31, 2019 related to these Series E and Series F Preferred holders. Because of our ongoing liquidity problems, we will be required to cease operations if faced with material payment requests from investors who did not agree to waive the penalties. The total accrued penalty amount of $2,238,314 was included in accrued expenses on the balance sheet at December 31, 2019. The $1,929,516 accrual was reclassified to equity during the three months ended March 31, 2020 as a result of our issuance of the 106,134 shares of Series D Preferred Stock. At both December 31, 2022 and 2021, the remaining balance of $308,798 is included in accrued expense on the consolidated balance sheets.

Common Stock

The Company is authorized to issue 100,000,000 shares of common stock, par value $0.0001 per share. As of December 31, 2022, and 2021 the Company had 16,277,764 and 14,566,420 shares of common stock outstanding, respectively.

Reverse Stock Split

On June 18, 2021 the Company filed an Amendment to the Articles of Incorporation to effectuate a reverse split of the Company’s issued and outstanding common stock at an exchange ratio of 1-for-2.5. The reverse stock split was effective as of June 18, 2021. Simultaneously with the reverse stock split, the Company reduced the authorized common shares from 250,000,000 to 100,000,000. All share and per share data in the accompanying consolidated financial statements and footnotes has been retroactively adjusted to reflect the effects of the reverse stock split.

Shares Issued For Cash

On July 2, 2021 the Company issued 2,400,000 units at a price of $5.00 per unit consisting of 2,400,000 shares of common stock and 2,400,000 common stock warrants with an exercise price of $5.50 in an underwritten public offering.

On July 8, 2021 the Company issued 360,000 units at a price of $5.00 per share consisting of 360,000 shares of common stock and 360,000 common stock warrants with an exercise price of $5.50 upon exercise of the underwriter’s over-allotment option as part of the underwritten public offering.

The Company received gross proceeds of $13,800,000 from the underwritten public offering discussed above before deducting underwriting discounts and offering expenses.

Shares issued upon exchange of common stock warrants

On July 2, 2021 upon agreement with the Series D warrant holders, the Company issued 522,108 shares of common stock upon the exchange of 522,108 Series D warrants in conjunction with the July 2, 2021 offering.

On January 6, 2022, upon agreement with a warrant holder, the Company issued 112,726 shares of common stock upon the exchange of 112,726 warrants. The shares were valued at approximately $473,000 based on the stock price, while the exchanged warrants had a Black-Scholes value of approximately $321,000, resulting in a loss on exchange and credit to equity of $152,244.

F-66

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

Shares granted for services

In March 2021, we issued to Mr. Sohn 1,625 shares of common stock as payment for $16,425 of compensation which had been accrued at December 31, 2020.

In April 2021, we issued 20,000 shares to a vendor for services valued at $152,500.

Restricted Stock Units

On September 18, 2020 the Company awarded to Evan Sohn, our Executive Chairman and CEO, 221,600 restricted stock units (the “RSUs”) subject to and issuable upon the listing of the Company’s common stock on the Nasdaq Capital Market or NYSE American, or any successor of the foregoing (the “Uplisting”). The RSUs will vest over a two-year period from the date of the Uplisting in equal quarterly installments on the last day of each calendar quarter, with the first portion vesting on the last day of the calendar quarter during which the Uplisting takes place, subject to Mr. Sohn serving as an executive officer of the Company on each applicable vesting date, provided that the RSUs shall vest in full immediately upon the termination of Mr. Sohn’s employment by the Company without Cause (as defined in the Employment Agreement). The RSU award has been valued at $1,662,000 and compensation expense will be recorded over the estimated vesting period. We recognized compensation expense of $595,343 during each of the years ended December 31, 2022 and 2021. The shares began vesting on June 30, 2021, the quarter the Uplisting occurred.

In August 2021, we granted 25,000 RSUs to a vendor for services valued at $101,250. The cost was recognized over the two month vesting period and included in stock-based compensation.

Between November 17, 2021 and December 7, 2021, the Company granted 133,790 RSUs to vendors for services valuated at $393,739. 126,290 of which have been issued as of December 31, 2021. The cost is recognized between a one and twelve month period. We recognized compensation expense of $129,357 during the year ended December 31, 2021.

During the three months ended March 31, 2022, 76,175 shares of common stock were issued to the Company’s CEO in connection with his employment agreement.

On February 2, 2022, 7,500 RSUs vested and 7,500 were issued to a vendor for services related to a 2021 agreement. The Company expensed the remaining $27,000 in 2022 as the service period expired.

During the year ended December 31, 2022, 95,825 RSUs were granted to vendors for services. 88,325 RSUs vested immediately and were issued as common stock to the vendor, and the remaining 7,500 were vested and issuable as of December 31, 2022. The 95,825 RSUs were valued at $193,140 and were expensed as of December 31, 2022 based on the service period in the contract.

Total expense for RSUs for the years ended December 31, 2022 and 2021 was $1,052,865 and $825,951, respectively.

F-67

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

Restricted stock grant activity for the two years ended December 31, 2022 is as follows:

Stock Awards
Outstanding at December 31, 2020	221,600
Granted	158,790
Vested	(151,290)
Vested and issuable	(83,100)
Forfeited or cancelled	-
Outstanding at December 31, 2021	146,000
Granted	95,825
Vested and issued	(88,325)
Vested and issuable	(7,500)
Forfeited or cancelled	-
Outstanding at December 31, 2022	146,000

Shares issued upon exchange of preferred stock

In January 2021, the Company issued 45,390 shares of its common stock upon conversion of 9,078 shares of its Series D Preferred Stock.

In February 2021, the Company issued 220,000 shares of its common stock upon conversion of 44,000 shares of its Series D Preferred Stock.

In February 2021, the Company issued 81,195 shares of its common stock upon conversion of 16,239 shares of Series F Preferred Stock.

In March 2021, the Company issued 106,876 shares of its common stock upon conversion of 21,375 shares of its Series D Preferred Stock.

In March 2021, the Company issued 6,479 shares of its common stock upon conversion of 1,296 shares of Series F Preferred Stock.

In April 2021, the Company issued 40,000 shares of its common stock upon conversion of 8,000 shares of its Series D Preferred Stock.

In April 2021, the Company issued 50,000 shares of its common stock upon conversion of 10,000 shares of its Series D Preferred Stock.

In April 2021, the Company issued 101,560 shares of its common stock upon conversion of 20,312 shares of its Series D Preferred Stock.

In May 2021, the Company issued 150,000 shares of its common stock upon conversion of 30,000 shares of its Series D Preferred Stock.

On July 2, 2021 the Company issued 1,293,430 shares of common stock upon the conversion of 376,275 shares of its Series D preferred stock.

On July 2, 2021 the Company issued 3,229,225 shares of common stock upon the conversion of 645,845 shares of its Series E preferred stock.

On July 2, 2021 the Company issued 234,237 shares of common stock upon the conversion of 46,847 shares of its Series F preferred stock.

Shares issued upon exchange of common stock warrants

On July 2, 2021 upon agreement with the Series D warrant holders, the Company issued 522,108 shares of common stock upon the exchange of 522,108 Series D warrants in conjunction with the July 2, 2021 offering.

F-68

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

Shares issued upon conversion of convertible notes

During the year ended December 31, 2021, the Company issued 89,172 shares of its common stock upon conversion of $354,387 of convertible notes payable and related accrued interest of $2,302 (See Note 8)

On July 2, 2021 the Company issued 1,489,444 shares of common stock upon the conversion of $5,588,359 of convertible debentures outstanding, $115,593 of accrued interest through July 2, 2021 and a penalty amount of $253,767 on the convertible debentures issued in May/September 2020. The unamortized discount of $1,666,314 was charged to additional paid-in capital resulting in a net credit to equity of $4,291,102.

Shares issued for Business Acquisitions

In 2021, we issued a total of 224,163 issuable shares of common stock pursuant to the Scouted acquisition. In 2021, we issued 271,153 shares of common stock pursuant to the Upsider acquisition. In May 2021, we issued a total of 155,327 shares of common stock pursuant to the OneWire acquisition. In July 2021, we issued a total of 257,545 shares of common stock pursuant to the Parrut acquisition. In August 2021, we issued a total of 508,711 shares of common stock pursuant to the Novo Group acquisition. In September 2021, we issued a total of 321,390 shares of common stock pursuant to the earn-out provision of the Upsider acquisition. All transactions are more fully described in Note 13.

In October 2022, we confirmed Parrut earned the maximum earnout of $1,350,000 and we issued 1,374,678 common shares to Parrut at a price of $0.98 per share, the 20-day volume weighted average price prior to completion of the earnout period. The earnout consideration was classified as equity at the acquisition date and therefore the issuance of the common stock resulted in an equity reclassification on the issuance date, and had no other effect on the consolidated financial statements.

On October 14, 2022, we issued 51,940 shares valued at $409,036 to the original shareholders of Upsider held in escrow pursuant to the Asset Purchase Agreement dated March 25, 2021.

NOTE 10 - STOCK OPTIONS AND WARRANTS

Stock Option Plans

2014 Equity Incentive Plan

The 2014 Equity Compensation Plan (“2014 Plan”) is administered by the Board and provides for the issuance of up to 2,554 shares of common stock. Under our 2014 Plan, we may grant stock options, restricted stock, stock appreciation rights, restricted stock units, performance units, performance shares and other stock-based awards. As of December 31, 2020 no awards are outstanding under the 2014 Plan. The Company does not anticipate granting any awards under the 2014 plan in the future. The 2014 plan was cancelled in 2021.

2017 Equity Incentive Plan

In October 2017, our Board and shareholders authorized the 2017 Equity Incentive Plan (the “2017 Plan”), covering 190,000 shares of common stock. In December 2019, the number of shares authorized under the 2017 Plan was increased to 439,584 shares. The purpose of the 2017 Plan is to advance the interests of the Company and our related corporations by enhancing the ability of the Company to attract and retain qualified employees, consultants, officers, and directors, by creating incentives and rewards for their contributions to the success of the Company and its related corporations. The 2017 Plan is administered by our Board or by the Compensation Committee. The following awards may be granted under the 2017 Plan:

•	incentive stock options (“ISOs”)

•	non-qualified options (“NSOs”)

•	awards of our restricted common stock

•	stock appreciation rights (“SARs”)

•	restricted stock units (“RSUs”)

Any option granted under the 2017 Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of grant and not less than $4.00 per share, but the exercise price of any ISO granted to an eligible employee owning more than 10% of our outstanding common stock must not be less than 110% of fair market value on the date of the grant. The plans further provide that with respect to ISOs the aggregate fair market value of the common stock underlying the options which are exercisable by any option holder during any calendar year cannot exceed $100,000. The exercise price of any NSO granted under the 2017 Plan is determined by the Board at the time of grant, but must be at least equal to fair market value on the date of grant. The term of each plan option and the manner in which it may be exercised is determined by the Board or the Compensation Committee, provided that no option may be exercisable more than 10 years after the date of its grant and, in the case of an incentive option granted to an eligible employee owning more than 10% of the common stock, no more than five years after the date of the grant. The terms of any other type of award under the 2017 Plan is determined by the Board at the time of grant. Subject to the limitation on the aggregate number of shares issuable under the plans, there is no maximum or minimum number of shares as to which a stock grant or plan option may be granted to any person.

F-69

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

In May 2020, the number of shares authorized for issuance under the Company’s 2017 Equity Incentive Plan was increased to 685,600 shares. In June 2020, the number of shares authorized for issuance under the Company’s 2017 Equity Incentive Plan was further increased to 1,108,000 shares. In December 2020, the number of shares authorized for issuance under the Company’s 2017 Equity Incentive Plan was further increased to 1,308,000 shares.

2021 Equity Incentive Plan

In July 2021, our Board and shareholders authorized the 2021 Equity Incentive Plan (the “2021 Plan”), covering 2,700,000 shares of common stock. In January 2022, the number of shares authorized under the 2021 Plan was automatically increased to 3,427,946 shares pursuant to an escalation provision in the plan. The purpose of the 2021 Plan is to advance the interests of the Company and our related corporations by enhancing the ability of the Company to attract and retain qualified employees, consultants, officers, and directors, by creating incentives and rewards for their contributions to the success of the Company and its related corporations. The 2021 Plan is administered by our Board or by the Compensation Committee. The following awards may be granted under the 2021 Plan:

•	incentive stock options (“ISOs”)

•	non-qualified options (“NSOs”)

•	awards of our restricted common stock

•	stock appreciation rights (“SARs”)

•	restricted stock units (“RSUs”)

Any option granted under the 2021 Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of grant and not less than $4.00 per share, but the exercise price of any ISO granted to an eligible employee owning more than 10% of our outstanding common stock must not be less than 110% of fair market value on the date of the grant. The plans further provide that with respect to ISOs the aggregate fair market value of the common stock underlying the options which are exercisable by any option holder during any calendar year cannot exceed $100,000. The exercise price of any NSO granted under the 2021 Plan is determined by the Board at the time of grant, but must be at least equal to fair market value on the date of grant. The term of each plan option and the manner in which it may be exercised is determined by the Board or the Compensation Committee, provided that no option may be exercisable more than 10 years after the date of its grant and, in the case of an incentive option granted to an eligible employee owning more than 10% of the common stock, no more than five years after the date of the grant. The terms of any other type of award under the 2021 Plan is determined by the Board at the time of grant. Subject to the limitation on the aggregate number of shares issuable under the plans, there is no maximum or minimum number of shares as to which a stock grant or plan option may be granted to any person.

F-70

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

Stock Options Granted

On February 10, 2021 the Company granted to a director 20,000 options to purchase common stock, exercisable at $6.75 per share, under the terms of the 2017 Equity Incentive Plan. The options have a term of five years. The options will vest quarterly over three years with the first portion vesting on May 10, 2021. The options have been valued at $134,986 using the Black Sholes model and compensation expense will be recorded over the vesting period. The assumptions used in the Black Scholes model are as follows: (1) dividend yield of 0%; (2) expected volatility of 354%, (3) risk-free interest rate of 0.8%, (4) expected term of 5 years.

On March 9, 2021 the Company granted to employees an aggregate of 159,000 options to purchase common stock, exercisable at $8.625 per share, under the terms of the 2017 Equity Incentive Plan. The options have a term of five years. The options will vest quarterly over one year, with the first portion vesting on September 9, 2021. The options have been valued at $1,371,231 using the Black Sholes model and compensation expense will be recorded over the vesting period. The assumptions used in the Black Scholes model are as follows: (1) dividend yield of 0%; (2) expected volatility of 346%, (3) risk-free interest rate of 0.8%, (4) expected term of 5 years.

On March 24, 2021 the Company granted to a director 20,000 options to purchase common stock, exercisable at $8.125 per share, under the terms of the 2017 Equity Incentive Plan. The options have a term of five years. The options will vest quarterly over three years, with the first portion vesting on September 24, 2021. The options have been valued at $162,491 using the Black Sholes model and compensation expense will be recorded over the vesting period. The assumptions used in the Black Scholes model are as follows: (1) dividend yield of 0%; (2) expected volatility of 359%, (3) risk-free interest rate of 0.83%, (4) expected term of 5 years.

On May 5, 2021 the Company granted to employees an aggregate of 11,800 options to purchase common stock, exercisable at $8.125 per share, under the terms of the 2017 Equity Incentive Plan. The options have a term of five years. The options will vest quarterly over one year, with the first portion vesting on August 8, 2021. The options have been valued at $95,925 using the Black Sholes model and compensation expense will be recorded over the vesting period. The assumptions used in the Black Scholes model are as follows: (1) dividend yield of 0%; (2) expected volatility of 350%, (3) risk-free interest rate of 0.8%, (4) expected term of 5 years.

On May 5, 2021 the Company granted to employees an aggregate of 12,000 options to purchase common stock, exercisable at $8.125 per share, under the terms of the 2017 Equity Incentive Plan. The options have a term of five years. The options will vest quarterly over two years, with the first portion vesting on August 8, 2021. The options have been valued at $97,551 using the Black Sholes model and compensation expense will be recorded over the vesting period. The assumptions used in the Black Scholes model are as follows: (1) dividend yield of 0%; (2) expected volatility of 350%, (3) risk-free interest rate of 0.8%, (4) expected term of 5 years.

On May 5, 2021 the Company granted to consultants an aggregate of 16,600 options to purchase common stock, exercisable at $8.125 per share, under the terms of the 2017 Equity Incentive Plan. The options have a term of five years. The options will vest quarterly over one year, with the first portion vesting on August 8, 2021. The options have been valued at $134,946 using the Black Sholes model and compensation expense will be recorded over the vesting period. The assumptions used in the Black Scholes model are as follows: (1) dividend yield of 0%; (2) expected volatility of 350%, (3) risk-free interest rate of 0.8%, (4) expected term of 5 years.

F-71

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

On May 5, 2021 the Company granted to consultants an aggregate of 8,800 options to purchase common stock, exercisable at $8.125 per share, under the terms of the 2017 Equity Incentive Plan. The options have a term of five years. The options vested immediately upon issuance. The assumptions used in the Black Scholes model are as follows: (1) dividend yield of 0%; (2) expected volatility of 350%, (3) risk-free interest rate of 0.8%, (4) expected term of 5 years.

On June 30, 2021 the Company granted to an employee 29,000 options to purchase common stock, exercisable at $4.50 per share, under the terms of the 2017 Equity Incentive Plan. The options have a term of one year. The options vested immediately upon issuance. The assumptions used in the Black Scholes model are as follows: (1) dividend yield of 0%; (2) expected volatility of 135%, (3) risk-free interest rate of 0.07%, (4) expected term of 1 year.

On July 8, 2021 the Company granted to employees an aggregate of 110,000 options to purchase common stock, exercisable at $4.96 per share, under the terms of the 2017 Equity Incentive Plan. The options have a term of five years. The options will vest quarterly over two years, with the first portion vesting on October 8, 2021.

On August 26, 2021, the Company granted to an employee 25,050 options to purchase common stock, exercisable at $3.96 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options will vest quarterly over four years, with a one year cliff, with the first portion vesting on August 26, 2022.

On August 31, 2021, the Company granted to a consultant 35,000 options to purchase common stock, exercisable at $4.05 per share, under the terms of the 2017 Equity Incentive Plan. The options have a term of five years. The options vested 50% after 60 days and 50% after 180 days, with the first portion having vested on October 31, 2021.

On August 31, 2021, the Company granted to an employee 10,000 options to purchase common stock, exercisable at $4.05 per share, under the terms of the 2017 Equity Incentive Plan. The options have a term of five years. The options will vest quarterly over two years, with the first portion vesting on November 30, 2021.

On August 31, 2021, the Company granted to an employee 25,000 options to purchase common stock, exercisable at $4.05 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options will vest quarterly over four years, with a one year cliff, with the first portion vesting on August 31, 2022.

On September 1, 2021, the Company granted to a consultant 300,000 options to purchase common stock, exercisable at $4.65 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options vested 25% at grant date on September 1, 2021 and 75% on March 1, 2023.

On September 6, 2021, the Company granted to an employee 100,000 options to purchase common stock, exercisable at $4.65 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options were vested at grant date on September 6, 2022.

On September 10, 2021, the Company granted to an employee 7,500 options to purchase common stock, exercisable at $3.96 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options will vest quarterly over two years, with the first portion vesting on December10, 2021.

On September 10, 2021, the Company granted to employees 349,000 options to purchase common stock, exercisable at $3.96 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options will vest quarterly over two years, with a one year cliff, with the first portion vesting on September 10, 2022.

F-72

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

On September 10, 2021, the Company granted to employees 274,500 options to purchase common stock, exercisable at $3.96 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options will vest quarterly over four years, with the first portion vesting on December 10, 2021.

On September 13, 2021, the Company granted to employees 200,000 options to purchase common stock, exercisable at $4.59 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options will vest quarterly over two years, with a one year cliff, with the first portion vesting on September 10, 2022.

On September 13, 2021, the Company granted to an employee 50,000 options to purchase common stock, exercisable at $3.97 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options will vest quarterly over four years, with the first portion vesting on December 13, 2021.

On October 3, 2021, the Company granted to employees 90,000 options to purchase common stock, exercisable at $3.45 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options will vest quarterly over four years, with a one year cliff, with the first portion vesting on October 3, 2022.

On October 3, 2021, the Company granted to employees 43,900 options to purchase common stock, exercisable at $3.45 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options will vest quarterly over four years, with the first portion vesting on January 3, 2022.

On October 3, 2021, the Company granted to an employee 100,000 options to purchase common stock, exercisable at $3.45 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options will vest monthly over two years, with an eighth of the options vesting immediately.

On October 28, 2021, the Company granted to employees 72,500 options to purchase common stock, exercisable at $2.96 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options will vest quarterly over four years, with a one year cliff, with the first portion vesting on October 28, 2022.

On November 23, 2021, the Company granted to an employee 7,500 options to purchase common stock, exercisable at $3.31 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options will vest quarterly over four years, with the first portion vesting on February 23, 2022.

On December 3, 2021, the Company granted to employees 242,850 options to purchase common stock, exercisable at $2.86 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options will vest quarterly over four years, with a one year cliff, with the first portion vesting on October 28, 2022.

On December 7, 2021, the Company granted to a consultant 35,000 options to purchase common stock, exercisable at $3.60 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options vested 50% at January 2, 2022 and 50% on February 2, 2022.

On December 10, 2021, the Company granted to an employee 7,500 options to purchase common stock, exercisable at $3.96 per share, under the terms of the 2021 Equity Incentive Plan. The options have a term of five years. The options will vest quarterly over four years, with the first portion vesting on March 10, 2022.

On January 6, 2022, the Company granted to a consultant a total of 20,000 options to purchase common stock, exercisable at $2.64 per share, under the terms of the 2021 Equity Incentive Plan (the “2021 Plan”). The options have a term of five years. The options vested 50% on March 3, 2022 and 50% on April 3, 2022.

F-73

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

On January 10, 2022, the Company granted to a director a total of 15,000 options to purchase common stock, exercisable at $2.40 per share, under the terms of the 2021 Plan. The options have a term of five years. The options vest quarterly over a four-year period.

On January 19, 2022, the Company granted to a director a total of 15,000 options to purchase common stock, exercisable at $2.40 per share, under the terms of the 2021 Plan. The options have a term of five years. The options vest quarterly over a four-year period.

On January 20, 2022, the Company granted to directors a total of 60,000 options to purchase common stock, exercisable at $2.40 per share, under the terms of the 2021 Plan. The options have a term of five years. The options vest quarterly over a four-year period.

On March 11, 2022, the Company granted to employees a total of 52,500 options to purchase common stock, exercisable between $2.87 and $2.95 per share, under the terms of the 2021 Plan. The options have a term of five years. The options will vest quarterly over four years, with the first portion vesting on June 11, 2022.

On April 1, 2022, the Company granted an employee a total of 25,000 options to purchase common stock, exercisable at $2.47 per share, under the terms of the 2021 Plan. The options have a term of five years. The options will vest quarterly over four years, with the first portion vesting on July 1, 2022.

On April 4, 2022, the Company granted to employees a total of 25,000 options to purchase common stock, exercisable at $2.12 per share, under the terms of the 2021 Plan. The options have a term of five years. The options will vest quarterly over four years, with the first portion vesting on July 4, 2022.

On April 5, 2022, the Company granted an employee a total of 37,000 options to purchase common stock, exercisable at $2.12 per share, under the terms of the 2021 Plan. The options have a term of five years. The options will vest quarterly over four years, with the first portion vesting on July 1, 2022.

On April 5, 2022, the Company granted to employees a total of 57,500 options to purchase common stock, exercisable at $2.12 per share, under the terms of the 2021 Plan. The options have a term of five years. The options will vest quarterly over four years, with the first portion vesting on July 5, 2022.

On April 7, 2022, the Company granted to employees a total of 120,100 options to purchase common stock, exercisable at $2.03 per share, under the terms of the 2021 Plan. The options have a term of five years. The options will vest quarterly over four years, with the first portion vesting on July 7, 2022.

On April 28, 2022, the Company granted a consultant a total of 35,000 options to purchase common stock, exercisable at $1.60 per share, under the terms of the 2021 Plan. The options have a term of five years. The options will vest monthly over two months, with the first portion vesting on May 28, 2022.

On May 17, 2022, the Company granted a consultant a total of 5,000 options to purchase common stock, exercisable at $1.07 per share, under the terms of the 2021 Plan. The options have a term of five years. The options vested immediately.

On May 17, 2022, the Company granted to employees a total of 22,500 options to purchase common stock, exercisable at $1.07 per share, under the terms of the 2021 Plan. The options have a term of five years. The options will vest quarterly over four years with a one-year cliff, with the first portion vesting on May 17, 2023.

On June 2, 2022, the Company granted a consultant a total of 25,461 options to purchase common stock, exercisable at $1.00 per share, under the terms of the 2021 Plan. The options have a term of five years. The options will vest monthly over one year, with the first portion vesting on July 6, 2022.

On June 27, 2022, the Company granted to employees a total of 37,500 options to purchase common stock, exercisable at $1.00 per share, under the terms of the 2021 Plan. The options have a term of five years. The options will vest quarterly over four years with a one-year cliff, with the first portion vesting on June 27, 2023.

F-74

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

On August 30, 2022, the Company granted to directors a total of 270,000 options to purchase common stock, exercisable at $1.31 per share, under the terms of the 2021 Plan. The options have a term of five years. The options vest immediately.

On August 30, 2022, the Company granted to employees a total of 550,000 options to purchase common stock, exercisable at $1.31 per share, under the terms of the 2021 Plan. The options have a term of five years. The options will vest months over two years.

On September 22, 2022, the Company granted to employees a total of 80,000 options to purchase common stock, exercisable at $1.10 per share, under the terms of the 2021 Plan. The options have a term of five years. The options will vest months over two years.

On December 6, 2022, the Company granted to employees a total of 190,000 options to purchase common stock, exercisable at $0.47 per share, under the terms of the 2017 and 2021 Plans. The options have a term of five years. The options will vest quarterly over four years.

On December 15, 2022, the Company granted to a vendor a total of 25,000 options to purchase common stock, exercisable at $0.37 per share, under the terms of the 2021 Plan. The options have a term of five years. The options will vest monthly over one year.

The fair values of stock options granted during 2022 and 2021 were estimated using Black-Sholes option-pricing model with the following assumptions:

	2022	2021
Risk-free interest rates	1.15%-4.12%	0.07%-1.33%
Expected life (in years)	2.50 - 4.00	1.00 - 5.00
Expected volatility	132%-195%	136%-347%
Dividend yield	0.00%	0.00%

The Company recorded stock-based compensation expense on stock options of $3,041,815 and $4,257,434 in its consolidated statements of operations for the years ended December 31, 2022 and 2021, respectively, and such amounts were included as a component of general and administrative expense.

A summary of the status of the Company’s stock options as of December 31, 2022 and 2021, and changes during the period are presented below:

	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Life (In Years)	Aggregate Intrinsic Value
Outstanding at December 31, 2020	676,304	3.36	3.55	$603,819
Granted	2,364,500	4.44
Exercised	-	-
Expired or cancelled	(369,627)	4.83
Outstanding at December 31, 2021	2,671,177	4.32	4.16	$53,670
Granted	1,667,561	1.44
Exercised	-	-
Expired or cancelled	(633,617)	3.45
Outstanding at December 31, 2022	3,705,121	$3.05	2.80	$-
Exercisable at December 31, 2022	2,413,710	$3.59	2.71	$-

F-75

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

As of December 31, 2022, there was approximately $2,527,736 of total unrecognized compensation cost related to non-vested stock options which vest over time and is expected to be recognized over a period of four years, as follows: 2023, $1,366,691; 2024, $715,711; 2025, $402,210; and 2026, $43,124. The intrinsic value of options outstanding is $0 at December 31, 2022 and the intrinsic value of options exercisable is $0 at December 31, 2022.

Warrants

2022 Warrant Grants

Warrant exchange for Common Stock

On January 6, 2022, the Company issued 112,726 shares of common stock upon the exchange of 112,726 warrants (See Note 9).

Warrants issued with Debt Financing

During August 2022, the Company granted 1,510,417 warrants as a part of various debt financings (See Note 7). These warrants had an exercise price per share of $2.00 and expire in five years. The exercise price of the warrants was then reduced from $2.00 to $0.98 in connection with the issuance of stock to Parrut on October 14, 2022 (see Note 13). The aggregate relative fair value of the warrants, which was allocated against the debt proceeds totaled $1,032,842 at the date of issuance based on the Black Scholes Merton pricing model using the following estimates: exercise price of $2.00, 3.04-3.27% risk free rate, 175.47% volatility and expected life of the warrants of 5 years. The relative fair value was reflected in additional paid-in capital and as a debt discount to be amortized over the term of the loans.

In connection with the October 19, 2022 Loan Agreement, as discussed in Note 7, the Company will issue 706,551 warrants to purchase common stock of the Company (the “Warrants”) to the Lender, with 622,803 Warrants issued and exercisable upon the Closing Date and the additional 83,708 Warrants becoming exercisable upon funding of the second Advance. The Warrants are exercisable for ten years from the Closing Date at an exercise price of $2.00 per share, subject to certain adjustments. Upon the earlier of the Maturity Date or a sale of the Company or other change in control, the Lender has the right to cause the Company to repurchase the Warrants (“Puttable Warrant”) for up to $703,125 ($600,000 if only the first Advance has been made and $703,125 if both Advances have been made). The Company is also obligated to pay the Lender a cash fee equal to 1.25% of the aggregate principal amount of the Advances that is outstanding on each anniversary of the Closing Date if (i) the average closing price of the Company’s common stock for the thirty (30) day period prior to such anniversary date is less than $2.00 or (ii) the closing price of the Company’s common stock for the date immediately prior to such anniversary date is less than $2.00.

The Company recorded the puttable warrant at its fair value, which is the cash surrender value the holder can put the warrant at. As such, on the issuance date, the Company recorded a $600,000 warrant liability for puttable warrants, offset by a debt discount to be amortized over the life of the loan. Upon the advance of the second advance tranche to the Company, it will record an additional debt discount and warrant liability in the amount of $103,125, the cash surrender value of the second tranche of warrants.

Additionally, the Company accrues anniversary fees each year on the one-year anniversary of the issuance date, of 1.25% of the outstanding balance depending on the stock price. The accrued anniversary fees are payable on the date the buyout fee becomes due and payable. The Company will record an expense for the 1.25% cash fee ratably over the 12 months, with an offsetting credit to warrant liability.

Warrant repricing

As a result of the sale in August 2022 of notes and warrants as described above and in Note 7, the number and exercise price of the 2020 Warrants and the 2021 Warrants in connection with the 2020 and 2021 (see Note 9), debentures were adjusted due to anti-dilution provisions in such warrants. The exercise price was reduced to $2.00 from $5.00 and the number of warrants was increased from 1,512,090 to 2,447,045. We have recorded a deemed dividend for the change in value due to the anti-dilution adjustments and an increase to the carrying value of the warrants of $658,266 as a result of the trigger of the anti-dilution provisions.

On October 19, 2022, as a result of the Parrut earnout shares issued as described in Note 9, we reduced the exercise price of the 2020 and 2021 Debenture Note holder warrants from $2.00 to $0.98 due to anti-dilution provisions in these warrants. We also increased the number of warrants issued with the August 17, 2022 and August 30, 2022 notes (See Note 7) from 1,510,417 to 3,020,834 and reduced the exercise price from $2.00 to $0.98 due to anti-dilution provisions in these warrants. We have recorded a deemed dividend for the change in value due to the anti-dilution adjustments and an increase to the carrying value of the warrants of $1,262,947 as a result of the trigger of the anti-dilution provisions.

Warrants for services

On December 8, 2022, the Company issued 30,000 five-year term warrants to a consultant with an exercise price of $1.00.

F-76

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

2021 Warrant Grants

Placement Agent Warrants

On January 5, 2021 and January 20, 2021, the Company issued 28,125 and 111,825 three year term common stock warrants respectively for a total of 139,950 warrants with an exercise price of $5.00. On July 2, 2021, the 139,950 warrants were reduced to 36,364 with an exercise price of $6.25. See "Convertible Debenture Warrants and Placement Agent Warrants” below.

Note Holder Warrants

On January 5, 2021, January 20, 2021 and February 3, 2021, the Company issued 140,625, 559,125, and 70,996 three year term common stock warrants respectively for a total of 770,746 warrants with an exercise price of $5.00. On July 2, 2021, the 770,746 warrants were increased to 772,303 with an exercise price of $5.00. See "Convertible Debenture Warrants and Placement Agent Warrants” below.

Pre-Funded Warrants

On July 2, 2021 the Company issued a pre-funded three year term warrant to purchase 587,945 shares of common stock to one previous Series D holder. The warrants have an exercise price of $0.01. The Company determined the pre-funded warrant qualified for equity accounting and is included in stockholders’ equity (deficit) as common stock to be issued at December 31, 2021.

Warrants for underwritten public offering

Effective July 2, 2021, we closed an upsized underwritten public offering of 2,400,000 units at a price to the public of $5.00 per unit, for gross proceeds of $12,000,000 before deducting underwriting discounts and offering expenses. Each unit consists of one share of common stock and one five year warrant to purchase one share of common stock at an exercise price of $5.50 per share. The common stock and warrants were immediately separable from the units and were issued separately.

Underwriter Warrants

Underwriters purchased 360,000 five year warrants with a $5.50 exercise price at a price of $0.01 per share and closed the sale of an additional 360,000 shares of common stock at a price of $4.99 per share less underwriting discounts and commissions, pursuant to the exercise of the underwriter's over-allotment option in connection with the underwritten public offering that closed on July 2, 2021.

Representative Warrants

On July 2, 2021 the Company issued 240,000 five year Representative warrants with an exercise price of $6.25 in conjunction with the underwritten public offering.

Warrants upon conversion of Convertible Debentures

On July 2, 2021, the Company issued 1,489,596 common stock warrants with an exercise price of $5.50 in conjunction with the conversion of all $5,588,359 of convertible debentures outstanding, $115,593 of accrued interest through July 2, 2021 and a penalty amount of $253,767 on the convertible debentures issued in May/September 2020 (as discussed previously in Note 9 under Common Stock).

Warrants for Service

On April 1, 2021, the Company issued 20,000 three year term warrants to a consultant with an exercise price of $5.00.

F-77

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

Warrants Recorded as Derivative Liabilities

Series D Preferred Stock Warrants

As discussed below, the Company issued an aggregate 889,376 warrants in 2020 in connection with the sale of Series D preferred shares and convertible debentures, including placement agent fees.

The Company identified embedded features in the warrants issued with Series D Preferred Stock in 2019 and 2020 which caused the warrants to be classified as a derivative liability. These embedded features included the right for the holders to request for the Company to cash settle the warrants to the holder by paying to the holder an amount of cash equal to the Black-Scholes value of the remaining unexercised portion of the warrants on the date of the consummation of a fundamental transaction, as defined in the warrant instrument. The accounting treatment of derivative financial instruments requires that the Company treat the whole instrument as liability and record the fair value of the instrument as a derivative as of the inception date of the instrument and to adjust the fair value of the instrument as of each subsequent balance sheet date.

As of the issuance date of the unit warrants issued in 2020 in connection with the sale of Series D Preferred Stock (See Note 9), the Company determined a fair value for the derivative liability of $26,465 for the 3,438 warrants, which has been charged to paid in capital. The fair value of the warrants was determined using the Black-Scholes Model based on a risk-free interest rate of 0.34%, an expected term of 5 years, an expected volatility of 344% and a 0% dividend yield.

As a result of the sale of convertible notes and warrants as described in Notes 8 and 9, the number and exercise price of the Series D Preferred Stock warrants outstanding was adjusted due to anti-dilution provisions in the warrants. The exercise price was reduced to $4.00 from $12.00 and the number of warrants was increased from 191,814 to 575,440. We have recorded an expense for the change in derivative value due to the anti-dilution adjustments of $2,642,175 as a result of the trigger of the anti-dilution provision.

On January 5, 2021, pursuant to an agreement with the holder, 133,341 Series D warrants were cancelled. We have reclassified the $373,070 derivative value of the warrants to paid in capital upon extinguishment.

During the year ended December 31, 2021, the Company recorded other expense of $211,614 and other income of $1,886,212, respectively, related to the change in the fair value of the derivative. On July 2, 2021, the Series D warrants were exchanged for 522,108 shares of common stock and consequently the embedded derivative was eliminated and $2,404,182 of derivative liability was reclassified to paid in capital.

Convertible Debenture Warrants and Placement Agent Warrants

The Company identified embedded features in the warrants issued with the convertible debt and the placement agent warrants in 2020 (see Note 8) which caused the warrants to be classified as a derivative liability. These embedded features included the right for the holders to request for the Company to cash settle the warrants to the holder by paying to the holder an amount of cash equal to the Black-Scholes value of the remaining unexercised portion of the warrants on the date of the consummation of a fundamental transaction, as defined in the warrant instrument. The accounting treatment of derivative financial instruments requires that the Company treat the whole instrument as liability and record the fair value of the instrument as a derivative as of the inception date of the instrument and to adjust the fair value of the instrument as of each subsequent balance sheet date.

F-78

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

As of the issuance date of the Debenture warrants, the Company determined a fair value of $4,665,877 for the 738,282 warrants. The fair value of the warrants was determined using the Black-Scholes Model based on a risk-free interest rate of 0.22%, an expected term of 2.93 - 3 years, an expected volatility of 252% - 341% and a 0% dividend yield. Of this amount, $1,325,323 was recorded as debt discount (see Note 8) and $3,340,554 was charged to expense as initial derivative expense.

As of the issuance date of the placement agent warrants, the Company determined a fair value of $933,177 for the 147,657 warrants. The fair value of the warrants was determined using the Black-Scholes Model based on a risk-free interest rate of 0.22%, an expected term of 2.93 - 3 years, an expected volatility of 252% - 341% and a 0% dividend yield. The value of $933,177 has been recorded as debt cost (see Note 8).

During the year ended December 31, 2020, the Company recorded other expense of $1,275,479 related to the change in the fair value of the derivative. The fair value of the derivative was $6,874,533 as of December 31, 2020, determined using the Black Scholes model based on a risk-free interest rate of 0.15%, an expected term of 2.4 years, an expected volatility of 228% and a 0% dividend yield.

As of the issuance date of the 2021 Debenture warrants, the Company determined a fair value of $5,040,080 for the 770,746 warrants. The fair value of the warrants was determined using the Black-Scholes Model based on a risk-free interest rate of 0.17% - 0.19%, an expected term of 3 years, an expected volatility of 215% - 216% and a 0% dividend yield. Of this amount, $1,454,097 was recorded as debt discount (see Note 8) and $3,585,983 was charged to expense as initial derivative expense.

As of the issuance date of the 2021 placement agent warrants, the Company determined a fair value of $919,979 for the 139,950 warrants. The fair value of the warrants was determined using the Black-Scholes Model based on a risk-free interest rate of 0.17% -0.19%, an expected term of 3 years, an expected volatility of 215% and a 0% dividend yield. The value of $919,979 has been recorded as a debt discount for debt cost (see Note 8). In July 2021, we amended the debenture agreement and reduced the number shares to be received upon exercise by the placement agent warrants from 139,950 to 36,364.

During the year ended December 31, 2021, the Company recorded other expense of $676,177 and other income of $5,429,368, respectively, related to the change in the fair value of the derivative. As a result of amendments to the 2020 and 2021 debenture warrants and placement agent warrants on July 2, 2021, the derivative feature of the warrants was eliminated and $7,405,224 of derivative liability was reclassified to paid in capital.

The number of placement agent warrants issued in 2020 and 2021 was reduced in July 2021, from 287,606 to 72,728, and the exercise price was increased to $6.25.

Warrant activity for the years ended December 31, 2022 and 2021 is as follows:

	Warrants Outstanding	Weighted Average Exercise Price Per Share
Outstanding at December 31, 2020	1,461,378	$4.60
Issued	6,008,237	4.46
Cancelled pursuant to modification	(265,148)	1.92
Exercised	(522,108)	4.00
Outstanding at December 31, 2021	6,682,359	4.32
Issued	2,163,220	1.99
Exchanged to common stock	(112,726)	5.00
Increase due to trigger of anti-dilution provisions	2,558,098	0.98
Exercised	-	-
Expired or cancelled	-	-
Outstanding at December 31, 2022	11,290,951	$2.84

All warrants are exercisable at December 31, 2022. The weighted average remaining life of the warrants is 3.43 years at December 31, 2022.

F-79

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

The fair values of warrants granted during 2022 were estimated using Black-Sholes option-pricing model with the following assumptions:

December 31, 2022
Risk-free interest rates	3.04%-3.71%
Expected life (in years)	5
Expected volatility	173%-175%
Dividend yield	0.00%

NOTE 11 - COMMITMENTS AND CONTINGENCIES

With the exception of the below, the Company is not a party to any legal proceedings or claims at December 31, 2022. From time-to-time, we may be a party to, or otherwise involved in, legal proceedings arising in the normal course of business. The nature of our business ordinarily results in a certain amount of pending as well as threatened claims, litigation, investigations, regulatory and legal and administrative cases, matters and proceedings, all of which are considered incidental to the normal conduct of business. When we determine we determine that we have meritorious defenses to the claims asserted, we vigorously defend ourselves. We consider settlement of cases when, in management’s judgment, it is in the best interests of both the Company and its shareholders to do so.

Recruiter.com Group, Inc. v. BKR Strategy Group.

We are currently pursuing two related collections matters against BKR Strategy Group. Since 2013, BKR Strategy Group has provided talent acquisition strategy and services to top companies. Starting in the third quarter of 2021, BKR Strategy Group subcontracted Recruiter.com to perform On Demand recruiter services on behalf of BKR Strategy Group’s clients. Although payments for services rendered were initially received in a timely fashion, BKR Strategy Group’s balance grew throughout the third and fourth quarters of 2021. This led to BKR Strategy Group executing a Promissory Note with a payment schedule for $500,000 on November 30, 2021 with a personal guarantee from its business principal as part of the note. After failing to meet the payment schedule and after repeated attempts to collect the balance due, we retained the law firm of Berkovitch & Bouskila, PLLC and filed two lawsuits against BKR Strategy Group on February 18, 2022, the first, to collect on unpaid invoices and the second, to enforce the promissory note, for a total sum of $1,400,000. On March 24, 2022, BKR Strategy Group made a counterclaim against us for $500,000 on the grounds of alleged overbilling. Management denies the basis for the counterclaim and expects to vigorously defend itself from this counterclaim. Outside counsel for the company has advised that at this stage in the proceedings, it cannot offer an opinion as to the probable outcome. As it is not possible to estimate if a loss will be incurred, there has been no accrual.

On June 21, 2022, the Supreme Court of the State of New York, New York County ruled in favor of the Company that BKR Strategy Group owes the Company $500,000, plus interest at 12% since November 22, 2021, through the entry of judgement in the lawsuit related to the enforcement on the Promissory Note executed by BKR Strategy Group. Proceedings in the other lawsuit remain ongoing.

Investor Relations

Claims related to investor relations arose during the third quarter of 2021 for which we had accrued $250,000. In October 2021, the Company made a total investor relations payment of $253,505 with two shareholders regarding claims that they were owed securities pursuant to existing agreements. The agreement was reached prior to any lawsuits being filed with a court.

F-80

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

Service Agreement

In December of 2021 we entered into an agreement wherein a third party will assume responsibility for several of our staffing clients and in return the third party would enter into Recruiters on Demand service agreements and software subscriptions with us. As of December 31, 2022, all the conditions of the agreement have not been met. However, one of the provisions has been implemented whereby we entered a payroll service agreement for employer of record services for one of our clients. As a result, we have recognized revenue of $161,904 during 2022 related to this agreement. No such transactions occurred during the year ending December 31, 2021.

Leases

In February 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-02: “Leases (Topic 842)” whereby lessees need to recognize almost all leases on their balance sheet as a right of use asset and a corresponding lease liability. The Company adopted this standard as of January 1, 2019 using the effective date method. We calculated the present value of the remaining lease payment stream using our incremental effective borrowing rate of 10%. We initially recorded a right to use asset and corresponding lease liability amounting to $269,054 on March 31, 2019. The right to use asset and the corresponding lease liability are being equally amortized on a straight-line basis over the remaining term of the lease.

On September 30, 2019, the Company entered into a sublease with a related party (see Note 12) for our former corporate headquarters. The sublease originally was set to expire in November 2022. Monthly lease payments increased from $7,307 to $7,535 in April 2021 and continued at that rate for the remainder of the lease. In July 2021, the Company cancelled the remaining term of the lease with no future payments remaining (see Note 12).

In July 2021, we cancelled the remaining term of the lease with no future payments remaining (see Note 12).

COVID-19 Uncertainty:

In March 2020, the outbreak of COVID-19 (coronavirus) caused by a novel strain of the coronavirus was recognized as a pandemic by the World Health Organization, and the outbreak became increasingly widespread in the United States, including in each of the areas in which we operate. While to date, we have not been required to stop operating, management is evaluating its use of its office space, virtual meetings and the like. We previously reduced certain billing rates to respond to the economic climate, however, those billing rates have returned to normal. Demand for recruiting solutions and our Platform improved in 2022 versus 2021. The COVID-19 pandemic has been characterized by rises and falls of case numbers due to unforeseen factors and variants of concern and consequently has had varying amounts of impact on our operations and financial prospects. The extent to which the COVID-19 pandemic will impact operations, ability to obtain financing or future financial results is uncertain at this time.

Our management team believes that COVID-19 accelerated significant technology trends that had already existed before the pandemic. For example, the gig economy's growth (i.e., temporary, flexible jobs) was facilitated by technology, virtual and remote telework with video, and the emergence of On Demand labor through online marketplaces all happened before the crisis. The necessity of lockdowns and business closures drove increased technology adoption and moved these trends rapidly forward. As we operate as a virtual, AI, and video-based hiring platform operating in the gig economy, these trends may act as tailwinds for the adoption of our products and services.

We expect but cannot guarantee that demand for its recruiting solutions will improve in 2023, as certain clients re-open or accelerate their hiring initiatives, and new clients utilize our services. Overall, management is focused on effectively positioning the Company for a rebound in hiring which we believe will continue to happen in 2023. Ultimately, the recovery may be delayed and the economic conditions may worsen, depending upon changes in the impact from the COVID-19 pandemic. We continue to closely monitor the confidence of our recruiter users and customers, and their respective job requirement load through offline discussions and our Recruiter Index survey.

We also may depend on raising additional debt or equity capital to stay operational. The economic impact of COVID-19, should the COVID-19 pandemic worsen, may make it more difficult for us to raise additional capital when needed. The terms of any financing, if we are able to complete one, will likely not be favorable to us.

F-81

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

NOTE 12 - RELATED PARTY TRANSACTIONS

During 2019 we entered into a two-year non-exclusive consulting agreement with a principal shareholder to act as Company’s consultant with respect to introducing the Company to potential acquisition and partnership targets. The Company has agreed to pay the consultant a retainer of $10,000 per month as a non-recoverable draw against any finder fees earned. The Company has also agreed to pay the consultant the sum of $5,500 per month for three years ($198,000 total) as a finder’s fee for introducing Genesys to the Company. This payment is included in the $10,000 monthly retainer payment. We have recorded consulting fees expense of $0 and $13,500 during the years ended December 31, 2022 and 2021, respectively. The term of the consulting agreement was completed in March 2021. In July 2021 we completed payments for all accrued compensation and future payments owed under the consulting agreement. No further payments will be owed under this consulting agreement.

Under a technology services agreement entered into on January 17, 2020, we use a related party firm of the Company, Recruiter.com Mauritius, for software development and maintenance related to our website and Platform underlying our operations. This was an oral arrangement prior to January 17, 2020. The initial term of the Services Agreement is five years, whereupon it shall automatically renew for additional successive 12-month terms until terminated by either party by submitting a 90-day prior written notice of non-renewal. The firm was formed outside of the United States solely for the purpose of performing services for the Company and has no other clients. The consultant to the Company, who was our Chief Technology Officer until July 15, 2021, and thereafter our Chief Web Officer, is an employee of Recruiter.com Mauritius and exerts control over Recruiter.com Mauritius. Pursuant to the Services Agreement, the Company has agreed to pay Recruiter.com Mauritius fees in the amount equal to the actualized documented costs incurred by Recruiter.com Mauritius in rendering the services pursuant to the Services Agreement. Expenses to this firm were $36,181 and $162,102 for the years ended December 31, 2022 and 2021, respectively, and are included in product development expense in our consolidated statements of operations.

We are a party to that certain license agreement with Genesys. An executive officer of Genesys is a significant equity holder and a member of our Board of directors. Pursuant to the License Agreement Genesys has granted us an exclusive license to use certain candidate matching software and render certain related services to us. The Company has agreed to pay to Genesys (now called Opptly) a monthly license fee of $5,000 beginning June 29, 2019 and an annual fee of $1,995 for each recruiter being licensed under the License Agreement along with other fees that may be incurred. The Company has also agreed to pay Genesys monthly sales subscription fees beginning September 5, 2019 when Genesys assists with closing a recruiting program. During the years ended December 31, 2022 and 2021 we charged to operating expenses $19,825 and $117,389, respectively, for services provided by Genesys. As of December 31, 2022 and 2021, the Company owes Genesys $0 and $22,810, respectively, in payables. The license agreement expired on March 31, 2022 and was not renewed.

F-82

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

In past periods Icon Information Consultants used to perform many of the back office and accounting roles for Recruiting Solutions. Icon Information Consultants then charges a fee for the services along with charging for office space (see Note 11). Icon Information Consultants and Icon Industrial Solutions (collectively “Icon”) also provide “Employer of Record” (“EOR”) services to Recruiting Solutions which means that they process all payroll and payroll tax related duties of temporary and contract employees placed at customer sites and is then paid a reimbursement and fee from Recruiting Solutions. A representative of Icon is a member of our board of directors. Icon Canada also acts as an EOR and collects the customer payments and remits the net fee back to Recruiting Solutions. Revenue related to customers processed by Icon Canada is recognized on a gross basis the same as other revenues and was $0 for the year December 31, 2022, and $106,842 for the year December 31, 2021, respectively. EOR costs related to customers processed by Icon Canada was $0 and $99,904 for the years ended December 31, 2022 and 2021, respectively. Currently, there is no intercompany agreement for those charges, and they are calculated on a best estimate basis. As of December 31, 2022 and December 31, 2021, the Company owes Icon $0 and $163,672, respectively, in payables and Icon owes $0 and $49,033, respectively, to the Company. During the years ended December 31, 2022 and 2021, we charged to cost of revenue $0 and $498,848, respectively, related to services provided by Icon as our Employer of Record. During the years ended December 31, 2022 and 2021, we charged to operating expenses $0 and $132,253, respectively, related to management fees, rent and other administrative expense. During the years ended December 31, 2022 and 2021, we charged to interest expense $0 and $30,466, related to finance charges on accounts payable owed to Icon. In July 2021, we paid Icon $1,075,645 to satisfy all outstanding payables for all services including interest charges. In July 2021, we also ended all contractual relationships with Icon for back office and accounting services, as well as office space. As of December 31, 2022, Icon no longer provides EOR services. In January 2022, a payment of $118,534 was made by the Company to Icon to satisfy the remaining amount owed, net of the amount owed by Icon to the Company.

We also recorded placement revenue from Icon of $0 and $970 during the years ended December 31, 2022 and 2021, respectively, of which $0 and $22,951, respectively, is included in accounts receivable at December 31, 2022 and 2021.

We used a related party firm of the Company to pay certain recruiting services provided by employees of the firm during 2021. During 2021, we charged to cost of revenue $17,745 related to services provided. There is no balance owed as of December 31, 2022 and 2021.

An employer of a director utilized the Company for services in fiscal 2022 in the amount of $6,000

NOTE 13 - BUSINESS COMBINATIONS

Business Combinations

Scouted Asset Purchase

Effective January 31, 2021, the Company, through a wholly owned subsidiary, acquired all of the assets of RLJ Talent Consulting, Inc., dba Scouted, a Delaware Corporation (“Scouted”) (the “Scouted Asset Purchase”). As consideration for the Scouted Asset Purchase, Scouted shareholders received a total of 224,163 shares of our restricted Common Stock (valued at $1,625,183 based on a $7.25 per share acquisition date price), of which 33,151 shares of stock were held in reserve and recorded as contingent consideration, a current liability in the accompanying financial statements, and an additional amount of $180,000 in cash consideration for a total purchase price of approximately $1.8 million. The 33,151 shares held in reserve were issued on December 13, 2021. The Scouted Asset Purchase was accounted for as a business acquisition. The assets acquired in the Scouted Asset Purchase consist primarily of sales and client relationships, contracts, intellectual property, partnership and vendor agreements and certain other assets (the “Scouted Assets”). The Company has completed the purchase price allocation of the $1.8 million for the acquired intangible assets during the second quarter of 2021. The Company is utilizing the Scouted Assets to expand its video hiring solutions and curated talent solutions, through its Recruiting Solutions subsidiary.

The acquisition is accounted for by the Company in accordance with the acquisition method of accounting pursuant to ASC 805 “Business Combinations” and pushdown accounting is applied to record the fair value of the assets acquired by the Company. Under this method, the purchase price is allocated to the identifiable assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition. Any excess of the amount paid over the estimated fair values of the identifiable net assets acquired will be allocated to goodwill.

F-83

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

The following is a summary of the estimated fair value of the assets acquired at the date of acquisition:

Sales and client relationships and contracts	$1,382,076
Intellectual property	98,721
Domains	18,000
Goodwill	306,386
Total Purchase Price	$1,805,183

Pro Forma Information can be found under the One Wire Asset Purchase heading below.

Upsider Asset Purchase

Effective March 25, 2021, the Company, through a wholly owned subsidiary, entered into an Asset Purchase Agreement and Plan of Reorganization with Upsider, Inc., (“Upsider”), to acquire all the assets and certain liabilities of Upsider (the “Upsider Purchase”). As consideration for the Upsider Purchase, Upsider’s shareholders received net cash of $69,983 and a total of 323,094 shares of our common stock (the “Upsider Shares”) (valued at $2,544,362, based on a $7.88 per share acquisition date price), of which 51,940 of the Upsider Shares were held in reserve and were recorded as a current liability, contingent consideration in the accompanying financial statements. The shareholders of Upsider may also receive earn-out consideration in the form of the issuance of 321,390, shares of our Common Stock on September 1, 2021 based on the attainment of specific targets during the nine months following closing. The total purchase price is approximately $3.9 million. The assets acquired in the Upsider Purchase consist primarily of sales and client relationships, contracts, intellectual property, partnership and vendor agreements and a de minimis amount of other assets. We also assumed a small amount of liabilities in the form of net payables. The Company utilizes Upsider’s machine learning artificial intelligence to provide a more predictive and efficient recruiting tool that enhances our current technology.

The acquisition is accounted for by the Company in accordance with the acquisition method of accounting pursuant to ASC 805 “Business Combinations” and pushdown accounting is applied to record the fair value of the assets acquired by the Company. Under this method, the purchase price is allocated to the identifiable assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition. Any excess of the amount paid over the estimated fair values of the identifiable net assets acquired will be allocated to goodwill.

The following is a summary of the estimated fair value of the assets acquired and liabilities assumed at the date of acquisition:

Sales and client relationships and contracts	$3,130,773
Intellectual property	156,539
Domains	4,600
Goodwill	736,525
Accounts payable	(89,089)
Total Purchase Price	$3,939,348

Pro Forma Information can be found under the One Wire Asset Purchase heading below.

F-84

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

OneWire Asset Purchase

Effective May 10, 2021, the Company, through a wholly owned subsidiary, entered into an Asset Purchase Agreement and Plan of Reorganization with OneWire Holdings, LLC, a Delaware limited liability company (“OneWire”), to acquire all the assets and several liabilities of OneWire (the “OneWire Purchase”). As consideration for the OneWire Purchase, OneWire’s shareholders received a total of 155,327 shares (the “Consideration Shares”) of common stock, valued at $1,255,000, based on a price per share of $8.0797, the volume-weighted average price of the common stock for the 30 day period immediately prior to the closing date), of which 31,066 of the Consideration Shares are subject to forfeiture as security against a post-closing working capital adjustment and a revenue true-up and pursuant to OneWire’s indemnity obligations. At the date of closing, the common stock was valued at $1,436,777, and there was a to be determined working capital adjustment to be paid in additional common shares recorded as a liability at a fair value of $45,751 for a total purchase price of $1,482,528. The assets acquired in the OneWire Purchase consist primarily of sales and client relationships, contracts, intellectual property, partnership and vendor agreements and certain other assets. The Company has completed the purchase price allocation of the $1.5 million for the acquired intangible assets during the second quarter of 2021. OneWire’s expansive candidate database in financial services and candidate matching service amplify our reach to give employers and recruiters access to an even broader pool of specialized talent.

The acquisition is accounted for by the Company in accordance with the acquisition method of accounting pursuant to ASC 805 “Business Combinations” and pushdown accounting is applied to record the fair value of the assets acquired by the Company. Under this method, the purchase price is allocated to the identifiable assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition. Any excess of the amount paid over the estimated fair values of the identifiable net assets acquired will be allocated to goodwill.

The following is a summary of the estimated fair value of the assets acquired and liabilities assumed at the date of acquisition:

Cash	$54,868
Accounts receivable	165,285
Sales and client relationships and contracts	760,852
Intellectual property	121,700
Domains	10,152
Goodwill	369,671
Total Purchase Price	$1,482,528

F-85

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

Pro Forma Information

The results of operations of Scouted, Upsider and OneWire are included in the Company’s consolidated financial statements from the dates of acquisition. The following supplemental unaudited pro forma combined financial information assumes that the acquisition had occurred at the beginning of the twelve months ended December 31 2021:

December 31,
2021
Revenue	$22,751,140
Net Loss	$(18,163,543)
Loss per common share, basic and diluted	$(2.11)

The pro forma financial information is not necessarily indicative of the results that would have occurred if the acquisition had occurred on the dates indicated or that result in the future.

Parrut Asset Purchase

Effective July 7, 2021, the Company entered into and closed on an Asset Purchase Agreement with Parrut, Inc. (“Parrut”), and certain individuals named therein. Parrut does business as Uncubed and we acquired the assets of the Technology Solutions Division of Uncubed. The purchased assets include assets related to Finalist, an online marketplace for sourcing and screening early-professional software and data candidates and assets related to Uncubed’s job board technology and candidate engagement platform which includes Mediabistro, a job board and professional community for media, content, and creative professionals (the “Parrut Purchase”).

As consideration for the Parrut Purchase, the Company paid $500,000 in cash at closing, a $1,750,000 promissory note with an interest rate of 6% and an original maturity date of July 1, 2023, and granted to Parrut 257,545 shares of our Common Stock, valued at $1,264,551 based on the acquisition date share price. In addition, the terms of the Parrut Purchase include “earn-out” provisions under which the Company could become obligated to pay Parrut up to an additional $1,350,000 in the form of Common Stock (the “Parrut Earn-Out Consideration”). The Parrut Earn-Out Consideration was equal to 1.35 times our revenue derived or generated from the assets purchased in the Parrut Purchase achieved during the twelve-month period immediately following the closing date. In October 2022, we confirmed Parrut earned the maximum earnout of $1,350,000 and we issued 1,374,678 common shares to Parrut at a price of $0.98 per share, the 20-day volume weighted average price prior to completion of the earnout period.

The Company also entered into a Registration Rights Agreement with Parrut (the “Registration Rights Agreement”). The Registration Rights Agreement provides that following the Nine-Month Anniversary (as defined in the Registration Rights Agreement), and for a period of five years thereafter, Parrut shall have the ability, on three occasions, to demand that Company shall file with the SEC a registration statement on Form S-1 or Form S-3, pursuant to the terms of the Registration Rights Agreement, to register the Consideration Shares. Additionally, pursuant to the Registration Rights Agreement, for a period of three years following the Nine-Month Anniversary, whenever the Company proposes to register the issuance or sale of any of its Common Stock or its own account or otherwise, and the registration form to be used may be used for the registration of the Consideration Shares.

F-86

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

The acquisition is accounted for by the Company in accordance with the acquisition method of accounting pursuant to ASC 805 “Business Combinations” and pushdown accounting is applied to record the fair value of the assets acquired by the Company. Under this method, the purchase price is allocated to the identifiable assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition. Any excess of the amount paid over the estimated fair values of the identifiable net assets acquired will be allocated to goodwill.

The following is a summary of the estimated fair value of the assets acquired at the date of acquisition:

Cash	$10,702
Accounts receivable	17,720
Prepaid Assets	11,910
Intangible Assets	3,941,266
Goodwill	657,953
Total Purchase Price	$4,639,551

Pro Forma Information

The results of operations of Parrut will be included in the Company’s consolidated financial statements from the date of acquisition. The following supplemental unaudited pro forma combined financial information assumes that the acquisition had occurred at the beginning of the twelve months ended December 31, 2021:

December 31,
2021
Revenue	$23,017,512
Net Loss	$(17,093,361)
Loss per common share, basic and diluted	$(1.99)

The pro forma financial information is not necessarily indicative of the results that would have occurred if the acquisition had occurred on the dates indicated or that result in the future.

Novo Asset Purchase

Effective August 27, 2021, the Company entered into and closed an Asset Purchase Agreement with the Novo Group, Inc. (the “Novo Group”), and certain individuals named therein. The Novo Group operates a recruitment services company for employers, providing talent, acquisition and other hiring solutions. The Company purchased substantially all of the assets of Novo Group (the “Novo Purchased Assets”). The Novo Purchased Assets include, among other assumed assets, certain contracts with Novo Group’s clients, permits owned, held and used by the Novo Group, intellectual property as well as tangible assets, and all of Novo Group’s accounts receivable (the “Novo Purchase”). Furthermore, the Company agreed to assume certain liabilities associated with the Novo Group business.

The amount due at closing was approximately $7,117,425 (the “Base Purchase Price”), consisting of the following consideration: (i) $1,337,500 in cash, (ii) a $3,000,000 promissory note with an interest rate of 6%, that originally matured on February 1, 2024, (iii) working capital adjustments in the amount of approximately $217,045, which was paid as of September 30, 2021 and (iv) 508,711 restricted shares of common stock valued at $2,019,583 (based on the acquisition date share price), of which 127,178 of our restricted shares of Common Stock were placed in escrow to account for post-closing adjustments in respect to Novo Group’s revenue from the closing date to the end of the 2021 calendar year, as well as to partially secure the indemnification obligations of Novo Group’s former owners. The shares were released in 2022 from escrow.

F-87

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

In addition to the Base Purchase Price, there is an earn-out that is tied to revenue of Novo Group from sales of its products and services over eight calendar quarters (the “Earn-Out Period”), with such Earn-Out Periods beginning on January 1, 2022 and ending on December 31, 2023. The Earn-Out Amount payable, if any, would equal to 5% of Novo Group’s revenue (“Earn-Out Amount”) for each applicable Earn-Out Period. The Company’s preliminary estimate at the acquisition date of the fair value of this consideration was $543,297.

The acquisition is accounted for by the Company in accordance with the acquisition method of accounting pursuant to ASC 805 “Business Combinations” and pushdown accounting is applied to record the fair value of the assets acquired by the Company. Under this method, the purchase price is allocated to the identifiable assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition. Any excess of the amount paid over the estimated fair values of the identifiable net assets acquired will be allocated to goodwill. During 2022, a measurement period adjustment was recorded resulting in an increase in accounts receivable of $35,644 and corresponding reduction in goodwill.

The following is a summary of the estimated fair value of the assets acquired at the date of acquisition:

Accounts receivable	$762,000
Prepaid Assets	55,000
Intangible Assets	2,062,296
Goodwill	4,661,317
Assumed Liabilities	(423,188)
Total Purchase Price	$7,117,425

F-88

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

On April 1, 2022, we entered into that certain Novo Adjusted Agreement (the “Agreement”) with Novo Group and a representative of Novo that had the effect of amending the Novo Asset Purchase Agreement and the Novo Note. A legend was affixed to the Novo Note stating that the Novo Note was subject to the terms of the Agreement. Under the Novo Asset Purchase Agreement, we owed an original principal amount to Novo Group of $3,000,000. Under the terms of the Agreement, the original principal amount due to Novo Group was reduced by $600,000 from $3,000,000 to $2,400,000 due to the employee turnover that occurred following the acquisition. Pursuant to the Agreement, the post-closing working capital adjustment amount of $52,117 due from us was forgiven and no additional amount is or will become due from the us as final excess with respect to the final closing working capital. Pursuant to the Agreement, the Earn-Out provision of the Asset Purchase Agreement is of no further force and effect, and consequently no further Earn-Out Payment would be earned by Novo Group or paid by us. The parties further agreed to an updated amortization schedule attached to the Agreement as discussed below. The reduction in the amounts owed to Novo Group was accounted for as a gain on debt extinguishment on the consolidated statement of operations.

The Novo Note will be paid monthly through November 1, 2023 in accordance with the updated amortization schedule attached to the Agreement. If we paid a separate lump sum pre-payment of $1,250,000 or more (“Pre-Payment”) on or before June 1, 2022, Novo Group would have, if we requested, allowed us to subordinate the indebtedness under the Novo Note to that of a senior lender so long as we continue monthly payments on the remaining note balance (including interest), in amounts no less than the amounts set forth in the amortization schedule. 76,277 escrow shares were released to Novo Group upon execution of the Agreement. The release of remaining escrow shares to each party is tied to the timing of the Pre-Payment. If we make the Pre-Payment on or before June 1, 2022, 25,000 escrow shares will be released to us and cancelled. If the full balance is paid off on or before August 1, 2022, 25,901 escrow shares will be released to us and cancelled. Conversely, if we do not make the Pre-Payment on or before June 1, 2022, 25,000 escrow shares will be released to Novo Group. If the full balance is not paid on or before the August 1, 2022 payoff date, 25,901 escrow shares will be released to Novo Group. In addition, if we do not pay off the Novo Note on or before December 31, 2022, we shall issue 25,000 shares of our common stock to Novo Group. These shares will be issued in 2023.

The Pre-Payment was not made before June 1, 2022 and 25,000 escrow shares were released to Novo Group in June 2022. The full balance of the note was not made before August 1, 2022 and the remaining 25,901 escrow shares were released.

In October 2022, Novo Group entered into a Subordination Agreement (“Subordination Agreement”), pursuant to which Novo agreed to subordinate all its indebtedness and obligations we owe to Novo to all the indebtedness and obligations we owe to Montage Capital.

In February 2023, we entered into an Amendment to the Promissory Note with Novo Group, Inc. (the “Novo Amendment”). The Novo Amendment further modifies the Promissory Note issued to Novo on August 27, 2021 (the “Novo Note”) and amended on April 1, 2022, by amending the payment schedule pursuant to which we would make payments of principal and interest to Novo. Novo agreed we would pay interest only for the period starting November 1, 2022 through and including March 31, 2023, with payments of principal and interest to resume starting April 1, 2023. We also replaced the existing payment schedule with a new payment schedule terminating on October 31, 2023.

F-89

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

Pro Forma Information

The results of operations of Novo Group will be included in the Company’s consolidated financial statements from the date of acquisition. The following supplemental unaudited pro forma combined financial information assumes that the acquisition had occurred at the beginning of the twelve months ended December 31, 2021:

December 31,
2021
Revenue	$26,306,444
Net Loss	$(15,178,909)
Loss per common share, basic and diluted	$(1.76)

The pro forma financial information is not necessarily indicative of the results that would have occurred if the acquisition had occurred on the dates indicated or that result in the future.

NOTE 14 - INCOME TAXES

The Company has, subject to limitation, approximately $40.1 million of net operating loss carryforwards (“NOL”) at December 31, 2022, of which approximately $7.1 million will expire at various dates through 2037 and approximately $33.0 million can be carried forward indefinitely. We have provided a 100% valuation allowance for the deferred tax benefits resulting from the net operating loss carryover due to our lack of earnings history. In addressing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences are deductible. The valuation allowance increased by approximately $3,919,000 and $3,272,000 for the years ended December 31, 2022 and 2021, respectively. Significant components of deferred tax assets and liabilities are as follows (in thousands):

	2022	2021
Deferred tax assets (liabilities):
Net operating loss carryover	$8,723	$6,377
Intangibles amortization	375	350
Stock compensation	3,126	1,717
Capital losses	14	19
Bad debt allowance	376	221
Other	(689)	(942)
Deferred revenue	(23)	241
Total deferred tax assets, net	11,902	7,983
Less: valuation allowance	(11,902)	(7,983)
Net deferred tax assets	$-	$-

The above NOL carryforward may be subject to an annual limitation under Section 382 and 383 of the Internal Revenue Code of 1986, and similar state provisions if the Company experienced one or more ownership changes which would limit the amount of NOL carryforward that can be utilized to offset future taxable income. In general, an ownership change, as defined by Section 382 and 383, results from transactions increasing ownership of certain stockholders or public groups in the stock of the corporation by more than 50 percentage points over a three-year period. The Company has not completed an IRC Section 382/383 analysis. If a change in ownership were to have occurred, NOL carryforwards could be eliminated or restricted. If eliminated, the related asset would be removed from the deferred tax asset schedule with a corresponding reduction in the valuation allowance. Due to the existence of the valuation allowance, limitations created by future ownership changes, if any, will not impact the Company’s effective tax rate.

F-90

RECRUITER.COM GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

The actual tax benefit differs from the expected tax benefit for the years ended December 31, 2022 and 2021 (computed by applying the U.S. Federal Corporate tax rate of 21% to income before taxes) are as follows:

	2022	2021
Statutory federal income tax rate	(21.0)%	(21.0)%
State income taxes, net of federal benefits	(0.11)%	(2.10)%
Non-deductible items	5.82%	3.26%
True ups	(8.50)%	(0.19)%
Change in valuation allowance	23.79%	20.03%
Effective income tax rate	-%	-%

The Company’s tax returns for the previous three years remain open for audit by the respective tax jurisdictions.

NOTE 15 - SUBSEQUENT EVENTS

On January 30, 2023, due to the vesting of RSUs, 110,800 common shares were issued to Evan Sohn, CEO.

On February 2, 2023, the Company entered into a Consent and Amendment No. 1 to Promissory Note with Novo and Montage effective November 1, 2022 (the “Novo Amendment”). The Novo Amendment modifies the Promissory Note issued to Novo on August 27, 2021 (the “Novo Note”) by amending the payment schedule pursuant to which the Company shall make payments of principal and interest to Novo, as further described in the Novo Amendment.

On February 2, 2023, the Company entered into a First Amendment to Loan and Security Agreement (the “Montage Amendment”), by and between the Company, its subsidiaries and Montage, effective as December 18, 2022. The Montage Amendment modifies that certain Loan and Security Agreement by and among the Company, its subsidiaries, and Montage to provide the Company with additional time to meet certain post-closing covenants.

On February 3, 2023, the Company entered into amendments (the “Warrant Amendments”) to Common Stock Purchase Warrants issued on August 17, 2022 (the “Warrants”) to each of Cavalry Fund I LP, Firstfire Global Opportunities Fund LLC, and Porter Partners, L.P. (the “Warrantholders”). The Warrant Amendments modify the time period until the Warrant holders are permitted to exercise the Warrants by means of a “cashless exercise.” In addition, the Warrant Amendments lower the exercise price of the Warrants to $0.38 per warrant share, as further described in the Warrant Amendments. As a result of the lowered exercise price of the Warrants, the exercise price of warrants issued by the Company on May 28, 2020, January 5, 2021, January 20, 2021, August 17, 2022, and August 30, 2022, will be automatically lowered to $0.38 per warrant share.

In February 2023, we issued 821,520 common shares to investors who exercised warrants with a strike price of $0.38 for proceeds of $312,178.

In March 2023, we announced a strategic partnership with Job Mobz to transition certain Recruiters on Demand clients and staff to Job Mobz in exchange for an ongoing revenue stream. The revenue stream will be derived from a fixed percentage of sales on the book of business and a revenue share on referred business.

F-91

INDEX TO FINANCIAL STATEMENTS OF GOLOGIQ, INC.

Unaudited Financial Statements

Financial Statements	F-89
Unaudited Condensed Balance Sheets as of September 30, 2023 and Audited Consolidated Balance sheet as of December 31, 2022.	F-90
Unaudited Condensed Consolidated Statements of Operations for the nine months ended September 30, 2023 and 2022.	F-91
Unaudited Condensed Consolidated Statement of Stockholder’s Equity for the nine months ended September 30, 2023 and 2022.	F-92
Unaudited Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2023 and 2022.	F-93

Audited Financial Statements

F-92

GoLogiq, Inc.

Balance Sheets

(Expressed in U.S. dollars)

	September 30, 2023	December 31, 2022

ASSETS

Current Assets
Cash and cash equivalents	237	35,254
Intangible assets, net	8,968,000	8,968,000
Goodwill	2,832,000	2,832,000

TOTAL ASSETS	11,800,237	11,835,254

LIABILITIES AND STOCKHOLDER’S DEFICIT

Current Liabilities
Accounts payable and accrued liabilities	1,130,890	1,321,483
Due to a related party	482,420	788,045

Total Liabilities	1,613,310	2,109,528

Stockholder’s Funds (Deficit)

Common stock Authorized: 200,000,000 shares of common stock, $0.001 par value 70,681,954 and 40,444,083 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively	70,682	40,444
Preferred stock Authorized: 10,000,000 shares of preferred stock, 2,000,000 shares was extinguished as of September 30, 2023 and outstanding as of December 31, 2022, respectively	-	2,000
Additional paid-in capital	39,045,604	34,003,212
Share subscriptions receivable	(58)	(58)
Accumulated deficit	(28,929,301)	(24,319,872)

Total Stockholder’s Funds	10,186,927	9,725,726

TOTAL LIABILITIES AND STOCKHOLDER’S FUNDS	11,800,237	11,835,254

(The accompanying notes are an integral part of these financial statements)

F-93

GoLogiq, Inc.

Statements of Operations and Comprehensive Loss

(Expressed in U.S. dollars)

	Three months ended	Three months ended	Nine months ended	Nine months ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022

Service Revenue	-	334,987	74,489	5,277,379
Cost of Service	-	179,580	40,131	3,287,992
Gross Profit	-	155,407	34,358	1,989,387

Operating Expenses
General and administrative	302,377	511,567	4,574,287	2,312,486
Sales and marketing	-	-	-	5,000
Research and development	-	321,000	69,500	2,386,500
Total Operating Expenses	302,377	832,567	4,643,787	4,703,986

(Loss) from Operations	(302,377)	(677,160)	(4,609,429)	(2,714,599)

Income tax (Corporate tax)	-	-	-	-

Net (Loss) and Comprehensive (Loss)	(302,377)	(677,160)	(4,609,429)	(2,714,599)

Basic and Diluted Net (Loss) per Common Share	(0.002)	(0.019)	(0.044)	(0.083)

Weighted Average Number of Common Shares Outstanding	132,839,434	36,463,337	104,600,743	32,748,824

(The accompanying notes are an integral part of these financial statements)

F-94

GoLogiq, Inc.

Statements of Stockholder’s Equity (Deficit)

(Expressed in U.S. dollars)

			Additional	Share	Accumulated	Total Stockholders'
	Common Stock		Paid-in	Subscription		Equity
	Number of	Amount	Capital	Receivable	Deficit	(Deficit)
	Shares	$	$	$	$	$
Balance, December 31, 2022	40,444,083	42,444	34,003,212	(58)	(24,319,872)	9,725,726

Issuance of Shares	76,936,479	76,937	463,515	-	-	540,452

Issuance of Shares for service	7,229,073	7,229	1,807,268	-	-	1,814,497

Net (loss) for the year	-	-	-	-	(1,922,213)	(1,922,213)

Balance, March 31, 2023	124,609,635	126,610	36,273,995	(58)	(26,242,085)	10,158,462

Issuance of Shares	260,521	261	97,702	-	-	97,963

Issuance of Shares for service	9,257,400	9,257	2,314,350	-	-	2,323,607

Net (loss) for the year	-	-	-	-	(2,384,839)	(2,384,839)

Balance, June 30, 2023	134,127,556	136,128	38,686,047	(58)	(28,626,924)	10,195,193

Shares Return	(63,762,046)	(65,762)	280,446	-	-	214,684

Issuance of Shares for service	316,444	316	79,111	-	-	79,427

Net (loss) for the year	-	-	-	-	(302,377)	(302,377)

Balance, September 30, 2023	70,681,954	70,682	39,045,604	(58)	(28,929,301)	10,186,927

F-95

			Additional	Share	Accumulated	Total Stockholders'
	Common Stock		Paid-in	Subscription		Equity
	Number of	Amount	Capital	Receivable	Deficit	(Deficit)
	Shares	$	$	$	$	$
Balance, December 31, 2021	5,731,000	5,731	17,234	(58)	(65,550)	(42,643)

Issuance of Shares for share exchange	26,350,756	26,351	32,523,344	-	-	32,549,695

Issuance of Shares for service	3,120,000	3,120	(3,120)	-	-	-

Net (loss) for the year	-	-	-	-	(1,390,623)	(1,390,623)

Balance, March 31, 2022	35,201,756	35,202	32,537,458	(58)	(1,456,173)	31,116,429

Issuance of Shares	600,000	600	632,158	-	-	632,758

Issuance of Shares for service	-	-	-	-	-	-

Net (loss) for the year	-	-	-	-	(646,817)	(646,817)

Balance, June 30, 2022	35,801,756	35,802	33,169,616	(58)	(2,102,989)	31,102,370

Issuance of Shares	236,661	237	425,482	-	-	425,719

Cancel Shares	(6)	-	-	-	-	-

Issuance of Shares for service	874,848	874	212,461	-	-	213,335

Net (loss) for the year	-	-	-	-	(677,160)	(677,160)

Balance, September 30, 2022	36,913,259	36,913	33,807,559	(58)	(2,780,149)	31,064,265

(The accompanying notes are an integral part of these financial statements)

F-96

GoLogiq, Inc.

Statements of Cash Flows

(Expressed in U.S. dollars)

	Nine months ended	Nine months ended
	September 30, 2023	September 30, 2022

OPERATING ACTIVITIES

Net (Loss) for the Period	(4,609,429)	(2,714,599)

Changes in Operating Assets and Liabilities:
Prepaid expense and deposits	-	(292,051)
Accounts payable and accrued liabilities	(119,342)	66,164
Issuance of shares for service received	5,070,629	1,148,712
Net Cash Provided by (Used in) Operating Activities	341,858	(1,791,774)

FINANCING ACTIVITIES

Due to related party	(376,875)	618,979
Net Cash (Used in) Provided by Financing Activities	(376,875)	618,979

INVESTING ACTIVITIES

Arising from transitional arrangements and carve out assumptions on allocation of CreateApp and GoLogiq costs from Logiq, Inc. to GoLogiq	-	1,172,795
Net Movement in Investing Activities	-	1,172,795

Change in Cash	(35,017)	-

Cash, Beginning of Period	35,254	-

Cash, End of Period	237	-

NON-CASH TRANSACTION
Issuance of shares for services received	4,200,729	1,148,712

(The accompanying notes are an integral part of these financial statements)

F-97

GoLogiq, Inc.

Notes to the Financial Statements

For the Six Months Ended June 30, 2023 and 2022

(Expressed in U.S. dollars)

Note 1 – Nature of Business and Continuance of Operations

GoLogiq, Inc. (formerly known as Lovarra) (the “Company”) was incorporated on January 29, 2018 under the laws of the State of Nevada. As of December 31, 2021, the Company was a shell company focused on software application development, including an expense and income tracker and a physical wallet with a lock that can be opened via Bluetooth linked by a user application. On January 27, 2022, the Company completed the acquisition of the business segment of CreateApp from Logiq Inc. (a fully reporting public company) (“Logiq”). As a result, the Company’s results of operations for the year ended December 31, 2022 include the operations of CreateApp.

On May 9, 2022, the Company changed its name from Lovarra Inc. to GoLogiq, with the Secretary of State of the State of California, and on June 9, 2022, the Company’s common stock began trading on the OTC Markets marketplace under the Company’s new name, GoLogiq, Inc., and the new ticker symbol “GOLQ.”

On July 27, 2022, Logiq completed the spin off of its direct interests in the Company, in connection with which Logiq distributed an aggregate of 26,350,756 shares of the Company’s common stock then directly owned by Logiq to Logiq’s stockholders of record as of December 30, 2021 on a 1-for-1 basis (i.e. for every 1 share of Logiq held on December 30, 2021, the holder thereof received 1 share of the Company). Logiq Inc does not have effective control of Gologiq shares prior to spin off.  As a result of the completion of the spin off, as of July 27, 2022, the Company is no longer a technical majority owned subsidiary of Logiq.

As of September 30, 2023, Logiq controlled, through one of its subsidiaries, approximately 6.37% of the Company’s outstanding shares of common stock and voting power of the Company’s outstanding securities.

As a result of the CreateApp acquisition, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Act), and the Company’s primary business is now that of the CreateApp business. As a result of the CreateApp business acquisition, the Company now offers solutions that help small-to-medium-sized businesses (“SMBs”) to provide access to and reduce transaction friction of e-commerce for their clients globally. The Company’s solutions are provided through its core platform, operated as CreateApp (https://www.createapp.com/), which allows SMBs to establish their point-of-presence on the web.

F-98

The Company’s CreateApp platform enables SMBs to create a mobile app for their business without the need of technical knowledge, high investment, or background in IT by utilizing CreateApp, which is a platform that is offered as a Platform as a Service (“PaaS”). The Company provides its PaaS to SMBs in a wide variety of industry sectors.

Recruiter.com Group

Effective August 18, 2023, the Company (“Seller”) and Recruiter.com Group, Inc. (“Recruiter” or “Buyer”) entered into an Amendment to Stock Purchase Agreement (the “Recruiter Amendment”) with respect to a certain Stock Purchase Agreement, dated June 5, 2023 (the “Original Agreement”).  The Company owns all of the issued and outstanding membership interest (the “Company Membership Interests”) of GoLogiq SPV LLC, a Nevada limited liability company (“GoLogiq SPV”). Pursuant to the Agreement, the Company is selling to the Buyer, and Buyer is purchasing from Company the Company Membership Interests, upon the terms and subject to the conditions of the Original Agreement.

The Recruiter Amendment amends and replaces Section 1.02 of the Original Agreement such that in exchange for the Company Membership Interests, the Buyer is agreeing to pay the Company total consideration of (1) such number of shares of Buyer Common Stock that represents 19.99% of the number of issued and outstanding shares of the Buyer Common Stock on the Business Day prior to the Closing Date (“Closing Consideration”) and (2) additional payments (each a “Milestone Payment”) (i) If on a date that is six (6) months after the Closing Date, the Revenue for such six-month period is at least and not less than $2,000,000, Buyer will issue to Seller such number of additional shares of Buyer Common Stock  such that Buyer will own, following such issuance, 40.00% of the issued and outstanding shares  of the Buyer Common Stock;  (ii) if on a date that is nine (9) months after the Closing Date, the Revenue for such nine-month period is at least and not less than $4,000,000, Buyer will issue to Seller such number of additional shares of Buyer Common Stock such that Buyer will own, following such issuance, 64.00% of the issued and outstanding shares of the Buyer Common Stock. Such issuance may be made as early as six (6) months after the Closing Date if $4,000,000 in Revenue is reached between six (6) and nine (9) months after the Closing Date; and (iii) if on a date that is twelve (12) months after the Closing Date, Revenue for such twelve-month period is at least and not less than $6,000,000, Buyer will issue to Seller such number of additional shares of Buyer Common Stock such that Buyer will own, following such issuance, 84.00% of the issued and outstanding shares of the Buyer Common Stock. Such issuance may be made as early as six (6) months after the Closing Date if $6,000,000 in Revenue is reached between six (6) and twelve (12) months after the Closing Date.

In addition, Section 1.03 is amended and replaced in its entirety such that will be entitled to an earn-out payment (the “Earn-Out Payment”) payable pursuant to the terms of the Agreement. The Earn-Out Payment will be payable if on a date that is six months after the Closing Date (the “Earn-Out Determination Date”), Buyer’s market capitalization at the close of the trading day (the “Buyer Market Cap”) exceeds $105,000,000 (the “Assumed Market Cap”). The Earn-Out Payment shall be as follows: (i) if the Buyer Market Cap on the Earn-Out Determination Date exceeds the Assumed Market Cap but is less than or equals to $130,000,000, Seller shall receive such additional number of shares of Buyer Common Stock representing seventy percent (70%) of the increase in value over the Assumed Market Cap; (ii) if the Buyer Market Cap on the Earn-out Determination Date exceeds $130,000,000 but is less than or equals to $160,000,000, Seller shall receive such additional number of shares of Buyer Common Stock representing eighty percent (80%) of the increase in value over the Assumed Market Cap; and (iii) if the Buyer Market Cap on the Earn-out Determination Date exceeds $160,000,000, Seller shall receive such additional number of shares of Buyer Common Stock representing ninety percent (90%) of the increase in value over the Assumed Market Cap.

The Agreement contains representations, warranties and covenants of the parties customary for a transaction of this nature. In addition, the Buyer and the Company agreed to indemnify the other party and its respective affiliates, officers, directors, employees and other representatives for certain losses, including, among other things, breaches of representations, warranties and covenants, subject to certain negotiated limitations, thresholds and survival periods set forth in the Agreement.

The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, a copy of which is filed as Exhibit 2.2 to this Report and is incorporated herein by reference. As of the date of this Report, the transactions contemplated under the Share Purchase Agreement and the Recruiter Amendment have not yet closed.

F-99

Symplefy

On July 26, 2023, GoLogiq, Inc. (the “Company”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”), with Symplefy, Inc., a Delaware corporation (“Symplefy”) and the shareholders of Symplefy (the “Shareholders”). Pursuant to the Share Exchange Agreement, at the closing thereof (the “Closing”), the Company agreed to exchange the outstanding shares of common stock of Symplefy held by the Shareholders (the “Symplefy Shares”) for an aggregate fifteen million ($15,000,000) equivalent of newly issued shares of the Common Stock of the Company, (the “GoLogiq Stock”)  (such amount of shares, the “Closing Shares”), and (ii) an aggregate of fifteen million ($15,000,000) equivalent of GoLogiq Stock payable pursuant to the terms of the Share Exchange Agreement (the “Earnout Shares” and together with the Closing Shares, the “Merger Consideration”), in each of cases (i) and (ii) priced on the fifteen (15) trading day volume weighted average price ("VWAP") immediately prior to the Closing, and be subject to the terms of distribution as set forth in the Share Exchange Agreement and the resale restrictions as defined therein.

Following the Closing, as consideration for the share exchange, Shareholders shall be eligible to receive their pro-rata share, as determined by their equity holdings in Symplefy as of Closing, of the Earnout Payment (as defined below) payable in GOLQ Stock, which will be subject to resale restrictions as defined in the Share Exchange Agreement.  Upon the occurrence of Symplefy achieving three hundred sixty (360) paying customers, the earnout payment shall be a one-time issuance of $5,000,000 equivalent of GoLogiq stock (“Earnout Payment I”).  Upon the occurrence of Symplefy achieving two thousand (2000) paying customers, the earnout payment shall be a one-time issuance of $5,000,000 equivalent of GoLogiq stock (“Earnout Payment II”).  Upon the occurrence of Symplefy achieving four thousand nine hundred (4900) paying customers, the earnout payment shall be a one-time issuance of $5,000,000 equivalent of GoLogiq stock (“Earnout Payment III”).  As of the date of this Report, the transactions contemplated under the Share Exchange Agreement have not yet closed.

GammaRey

Effective March 7, 2023, the Company, GammaRey and the shareholders of GammaRey (“GammaRey Shareholders”) entered into a share exchange agreement (the “GammaRey Share Exchange Agreement”) and its amendment (the “First Amendment”) which provided for the issuance of an aggregate of 106,666,667 shares of Company common stock in exchange for 100% of the common stock of GammaRey.

As the Company described in its Original Report, effective March 7, 2023 (the “Closing Date”), the Company, GammaRey and the GammaRey Shareholders effected the legal consummation of the transactions contemplated by the GammaRey Share Exchange Agreement.  On the Closing Date, the Company acquired 100% of the common stock of GammaRey, and the GammaRey Shareholders became entitled to the immediate issuance of an aggregate of seventy-seven million five hundred thousand (77,500,000) shares of common stock of the Company (the “GammaRey Shareholder Shares:)”, subject to the satisfaction of post-closing conditions, including provision by all of the GammaRey Shareholders of sufficient personal information to the Company’s transfer agent necessary for the book entry of such shareholders’ shares in GOLQ.  Several of the shareholders of GammaRey had not provided sufficient personal information to the Company’s transfer agent necessary for the book entry of all of such shareholders’ shares, with such shares having insufficient information totaling one million two hundred fifty two thousand five hundred (1,252,500) shares in aggregate of the GammaRey Shareholder Shares, which as of the date of this Report have not been issued.

F-100

The shares were exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, which exempts transactions by an issuer not involving any public offering, and Regulation D and Regulation S under that section, and that these securities, when issued, may not be offered or sold in the United States absent such registration or an applicable exemption from such registration requirements, and will be subject to further contractual restrictions on transfer as described in the Share Exchange Agreement.

Under the First Amendment the GammaRey Shareholders were entitled to up to an additional twenty-nine million one hundred sixty-six thousand six hundred sixty-seven (29,166,667) shares of common stock of the Company being reserved for later issuance to the GammaRey Shareholders pursuant to the terms of the Share Exchange Agreement.  Such conditions were not satisfied under the terms of the First Amendment and therefore, such shares have not, and will not, be issued.

As GammaRey has been unable to obtain and deliver audited financial statements as contemplated by the parties, which financials statements are necessary for required public disclosures by the Company pursuant to the U.S. federal securities laws, the Company, GammaRey and the GammaRey Shareholders have entered into a Mutual Termination Of Share Exchange Agreement And Plan Of Reorganization And Mutual Release (the “GammaRey Termination Agreement”) whereby the parties mutually elected to abandon the proposed business combination and to terminate the Share Exchange Agreement and cancel the GammaRey Shareholder Shares totaling seventy-six million two hundred forty-seven thousand five hundred (76,247,500) shares that were issued pursuant to the GammaRey Share Exchange Agreement.  As such, the Company, GammaRey and the GammaRey Shareholders executed a Termination Of Share Exchange Agreement And Plan Of Reorganization And Mutual Release (the “GammaRey Termination Agreement”), dated July 19, 2023.  As of the date of this Report, the Company has obtained signatures from the GammaRey Shareholders representing seventy-seven million five hundred thousand (77,500,000) shares; however, there is a court order hold on AD Securities America LLC’s holdings of 1,440,000 shares.  Except for the holdings of AD Securities America LLC, all shares have been returned to Treasury and cancelled.

The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, a copy of which is filed as Exhibit 2.5 to this Report and is incorporated herein by reference.

Nest Egg

In addition, on January 30, 2023, the Company entered into a Share Exchange Agreement (the “Nest Egg Share Exchange Agreement”), with Nest Egg Investments LLC, a Delaware limited liability company (“Nest Egg”) and the members of Nest Egg (the “Members”). Pursuant to the Nest Egg Share Exchange Agreement, at the closing thereof (the “Closing”), the Company agreed to exchange the outstanding membership interests of Nest Egg held by the Members for shares of common stock of the Company having a value of $30 million immediately following such exchange.

On August 20, 2023, the Company elected to terminate the Nest Egg Share Exchange Agreement pursuant to the terms in the agreement.  As of the date of this Report, the transactions contemplated under the Nest Egg Share Exchange Agreement have been terminated.

Management believes the assumptions underlying the condensed financial statements are reasonable. However, the amounts recorded for the Company’s related party transactions with Logiq and its consolidated subsidiaries may not be considered arm’s length with an unrelated third party. Therefore, the condensed financial statements included herein may not necessarily reflect the results of operations, financial position and cash flows had the Company engaged in such transactions with an unrelated third party during all periods presented. Accordingly, the Company’s historical financial information is not necessarily indicative of what the Company’s results of operations, financial position and cash flows will be in the future, if and when the Company contracts at arm’s length with unrelated third parties for products and services the Company receives from and provides to Logiq.

F-101

Going Concern

These financial statements have been prepared on the going concern basis, which assumes that the Company will be able to realize its assets and discharge its liabilities in the normal course of business. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to support operations, and the attainment of profitable operations.  During the nine months ended September 30, 2023, the Company has incurred operating losses of ($4,609,429) and ($2,714,599) from operating losses for the nine months ended September 30, 2022. As at September 30, 2023, the Company has a working capital deficit of $1,613,074 and an accumulated deficit of ($28,929,301). These factors raise substantial doubt upon the Company’s ability to continue as a going concern. These financial statements do not reflect any adjustments that may be necessary if the Company is unable to continue as a going concern.

On March 11, 2020, the World Health Organization declared COVID-19 a global pandemic. This contagious disease outbreak and any related adverse public health developments, has adversely affected workforces, economies, and financial markets globally, leading to an economic downturn and increased inflation in the United States. The impact on the Company was significant for the nine months ended September 30, 2023 and fiscal 2022, but management continues to monitor the situation as more of the population in the region where we operate is vaccinated and business has begun returning to some normality. In addition, many of our customers are working remotely, which may delay the timing of new business and implementations of our services. If COVID-19 and/or inflation continues to have a substantial impact on our partners, customers, vendors, resellers, or suppliers, our results of operations and overall financial performance could be harmed.

Note 2 - Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States and are expressed in U.S. dollars. The Company’s fiscal year-end is December 31.

Use of Estimates and Judgments

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

The Company applies judgment in the application of the going concern assumption which requires management to take into account all available information about the future, which is at least, but not limited to, 12 months from the end of the reporting period.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of six months or less at the time of purchase to be cash equivalents.

Loss Per Share

The Company computes income (loss) per share in accordance with ASC 260 “Earnings per Share”. Basic loss per share is computed by dividing net income (loss) available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted income (loss) per share gives effect to all dilutive potential common shares outstanding during the period. Dilutive loss per share excludes all potential common shares if their effect is anti-dilutive.

Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with ASC 740, “Income Taxes”. The asset and liability method provides that deferred income tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carryforwards. Deferred income tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred income tax assets to the amount that is believed more likely than not to be realized.

F-102

Note 2 – Significant Accounting Policies (continued)

As of September 30, 2023 and 2022, the Company did not have any amounts recorded pertaining to uncertain tax positions.

Fair Value Measurements

The Company measures and discloses the estimated fair value of financial assets and liabilities using the fair value hierarchy prescribed by U.S. generally accepted accounting principles. The fair value hierarchy has three levels, which are based on reliable available inputs of observable data. The hierarchy requires the use of observable market data when available. The three-level hierarchy is defined as follows:

Level 1 – quoted prices for identical instruments in active markets.

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which significant inputs and significant value drivers are observable in active markets; and

Level 3 – fair value measurements derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

Financial instruments consist of cash, accounts payable and accrued liabilities, and amounts due to a related party. The recorded values of all financial instruments approximate their current fair values because of their nature and respective relatively short maturity dates or durations.

Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

Goodwill and Intangible Assets

Goodwill is recorded as the difference between the aggregate consideration in a business combination and the fair value of the acquired net tangible and intangible assets acquired. The Company evaluates goodwill for impairment on an annual basis in the fourth quarter or more frequently if indicators of impairment exist that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The Company first assesses qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. Based on that qualitative assessment, if it is more likely than not that the fair value of a reporting unit is less than its carrying value, the Company conducts a quantitative goodwill impairment test, which involves comparing the estimated fair value of the reporting unit with its carrying value, including goodwill. The Company estimates the fair value of a reporting unit using a combination of the income and market approach. If the carrying value of the reporting unit exceeds its estimated fair value, an impairment loss is recorded for the difference.

Foreign Currency Translation

The Company’s functional and reporting currency is the U.S. dollar. Transactions may occur in foreign currencies and management has adopted ASC 830, “Foreign Currency Translation Matters”. Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Non-monetary assets and liabilities denominated in foreign currencies are translated at rates of exchange in effect at the date of the transaction. Average monthly rates are used to translate revenues and expenses. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the statement of operations.

Comprehensive Loss

ASC 220, “Comprehensive Income” establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As of September 30, 2023 and 2022, the Company had no items that affected comprehensive loss.

F-103

Intangible assets.

The Company’s intangible assets consist of its proprietary software platform and technologies namely CreateApp and AtoZ PAY/GO, which is amortized using the straight-line method over five years, commencing April 1, 2022.

Recent Accounting Pronouncements

In February 2016, Topic 842, Leases was issued to replace the leases requirements in Topic 840, Leases. The main difference between previous GAAP and Topic 842 is the recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases under previous GAAP. A lessee should recognize in the balance sheet a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term. For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election by class of underlying asset not to recognize lease assets and lease liabilities. If a lessee makes this election, it should recognize lease expense for such leases generally on a straight-line basis over the lease term. The accounting applied by a lessor is largely unchanged from that applied under previous GAAP. The Company adopted Topic 842 on January 1, 2019 and there was no material impact on the Company’s financial statements.

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

Note 3 - Related Party Transactions

On January 27, 2022, the Logiq completed the transfer of its AppLogiq business to the Company. In connection with the completion of the transfer of AppLogiq to the Company, the Company issued 26,350,756 shares of its common shares to Logiq (the “GoLogiq Shares”). Logiq held the GoLogiq Shares until July 27, 2022, on which date it distributed 100% of the GoLogiq Shares to Logiq’s stockholders of record as of December 30, 2021 on a 1-for-1 basis (i.e. for every 1 share of Logiq held on December 30, 2021, the holder thereof received 1 share of GoLogiq) through a spin off. Logiq Inc held Gologiq shares between January 27, 2022 and July 27, 2022 in escrow in trust for Logiq’s stockholders of record as of December 30, 2021.  Logiq Inc does not have effective control of Gologiq shares prior to spin off.  As a result of the completion of the spin off, as of July 27, 2022, the Company is no longer a technical majority owned subsidiary of Logiq.

On July 26, 2022, the Company sold and issued an aggregate of 2,000,000 shares of its newly created Series A Preferred Stock, par value $0.001 per share (“Series A Preferred”), to certain members of its management for an aggregate purchase price of $20,000 ($0.01 per share). The Series A Preferred Stock issued to each of such members of management are to a repurchase option, and shall vest as follows: (i) 25% at issuance and (ii) the remaining 75% in equal monthly installments over a period of twelve months from the date of issuance, provided that the relevant holder provides continued service to the Company during such period.  Commensurate with the closing of the Gamma Rey transaction on March 7, 2003, the 2,000,000 shares of the Series A Preferred Stock, par value $0.001 per share (“Series A Preferred”) were converted by the holders into 6,000,000 shares of Company common stock, and the Series A Preferred was extinguished.

Note 4 - Business Combination

A. CreateApp

On January 27, 2022, the Company acquired substantially all the CreateApp assets from Logiq in exchange for 26,350,756 shares of the Company’s common stock at a price per share of $1.195411(of par value $0.001). The fair value of the shares of common stock at the close of the transaction was $31,500,000 as determined by a valuation of the business.

The acquisition of substantially all the CreateApp assets from Logiq was accounted for as a business combination in accordance with Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”), with the results of Lovarra’s historical operations included in the Company’s consolidated financial statements from January 1, 2022. Goodwill has been measured as the excess of the total consideration over the amounts assigned to identifiable assets acquired and liabilities assumed.

F-104

On the acquisition date, Lovarra acquired substantially all of the CreateApp assets from Logiq. The fair value of assets acquired assumed were as follows:

Intangible assets, net	24,000,000
Goodwill	7,500,000
Net assets acquired	31,500,000

Fair valuation methods used for the identifiable net assets acquired in the acquisition make use of quoted prices in active markets, discounted cash flows and risk adjusted weighted cost of capital. The methods used in determining fair value of the intangible assets included consideration of the three traditional approaches to value: market, income, and cost. Accordingly, after due consideration of other appropriate and generally accepted valuation methodologies, the value of intangible assets acquired from Logiq has been developed primarily on the basis of the income approach. Under the income approach, the Company evaluated revenue projections derived from the software technology and the appropriate royalty rate that Lovarra would have paid if Lovarra did not own the software technology.

On the acquisition date, goodwill of $7,500,000 and intangible assets of $24,000,000 were recorded. The intangible asset identified during the acquisition is software technology for the CreateApp and Atoz Pay/Go platform, which has a weighted average useful life of five years, which is management’s best estimate at the time of the acquisition.

The CreateApp platform enables SMBs to create a mobile app for their business without the need of technical knowledge, high investment, or background in IT by utilizing “CreateApp,” which is a platform that is offered as a PaaS to our customers.

AtozPay competes primarily with credit card and debit card service providers, banks with payment processing offerings, other offline payment options and other electronic payment system operators.

AtozGo is our PaaS platform that provides mobile payment capabilities for the local food delivery service industry.

The Company incurred some accounting and legal fees related to the acquisition of the CreateApp assets. The amount attributable to the Company has been included in general and administrative expenses in the accompanying consolidated statement of operations for the quarter ended June 30, 2023.

In the consolidated statements of operations, revenues and expenses include the operations of CreateApp since January 27, 2022, which is the day after the acquisition date.

The value of CreateApp platform was revalued to $11,800,000 on February 28, 2023.

Note 5 - Stockholder’s Equity

Issuance of Common Stock

During the three months ended March 31, 2023, a total of 76,936,479 shares with par value $0.001 per share were issued to various stockholders.

During the three months ended June 30, 2023, a total of 260,521 shares with par value $0.001 per share were issued to various stockholders.

During the three months ended September 30, 2023, a total of 316,444 shares with par value $0.001 per share were issued to various stockholders.

Cancellation of Common Stock

During the three months ended September 30, 2023, a total of 63,762,046 shares with par value $0.001 per share were cancelled

Stock-Based Compensation

During the three months ended March 31, 2023, a total 7,229,073 shares with par value of $0.001 per share were issued for consultancy services received including shares issued to Directors, Operational Staff, and Legal Consultants.

During the three months ended June 30, 2023, a total 9,257,400 shares with par value of $0.001 per share were issued for consultancy services received including shares issued to Directors, Operational Staff, and Legal Consultants.

During the three months ended September 30, 2023, a total 316,444 shares with par value of $0.001 per share were issued for consultancy services received including shares issued to Directors, Operational Staff, and Legal Consultants.

F-105

Note 6 - Legal Matters

In the ordinary course of business, we are from time to time involved in various pending or threatened legal actions. The litigation process is inherently uncertain and it is possible that the resolution of such matters might have a material adverse effect upon our financial condition and/or results of operations. These claims could subject us to costly litigation. If this were to happen, the payment of any such awards could have a material adverse effect on our business, financial condition, and results of operations. Additionally, any such claims, whether or not successful, could damage our reputation and business. However, in the opinion of our management, other than as set forth herein, matters currently pending or threatened against us are not expected to have a material adverse effect on our financial position or results of operations.

Note 7 - Subsequent Events

The Company has evaluated subsequent events through November 14, 2023, the date on which the accompanying condensed consolidated financial statements were available to be issued, and concluded that, no material subsequent events have occurred since September 30, 2023, that require recognition or disclosure in the consolidated financial statements except as follows:

On October 3, 2023, a total of 9,545,455 shares with par value $0.001 per share were cancelled.

On October 3, 2023, Peter Bordes was issued 2,000,000 shares with par value $0.001 per share.

中正達會計師事務所 Centurion ZD CPA & Co. Certified Public Accountants (Practising)
Unit 1304, 13/F, Two Harbourfront, 22 Tak Fung Street, Hunghom, Hong Kong. 香港 紅磡 德豐街22號 海濱廣場二期 13樓1304室 Tel 電話: (852) 2126 2388 Fax 傳真: (852) 2122 9078

F-106

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of GoLogiq, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of GoLogiq, Inc. (the “Company”) as of December 31, 2022, and the related statements of operations and comprehensive loss, stockholders’ equity (deficit) and cash flows for the year then ended December 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022, and the results of its operations and its cash flows for the year then ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph Regarding Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred operating losses of $24,254,322 and negative cash flows of $1,298,027 from operations for the year then ended December 31, 2022. As at December 31, 2022, the Company has a working capital deficit of $2,074,274 and an accumulated deficit of $24,319,872. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note 1 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

F-107

Critical Audit Matter

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Impairment of Goodwill and Long-Lived Assets - Refer to Notes 2 and 4 to the financial statements.

As disclosed in the financial statements, goodwill and intangible assets, net were $8,968,000 and $2,832,000 respectively as of December 31, 2022. Impairment is reviewed whenever events or changes in circumstances indicate that the carrying amounts of these assets may not be fully recoverable. As shown in Note 4 to the financial statements, the Company recognized an amount of $19,700,000 impairment for goodwill and intangible assets during the year ended December 31, 2021. If an indicator of impairment exists for any software technology, an estimate of the undiscounted future cash flows over the life of the primary asset for each software technology is compared to that long-lived asset’s carrying value. The determination of whether an impairment indicator has occurred involves the evaluation of subjective factors by management to assess what constitutes an event or change in circumstance that indicates a software technology should be tested for recoverability, and therefore auditing the valuation of goodwill and intangible assets involved especially subjective judgment.

How the Critical Audit Matter Was Addressed in the Audit:

Subjective auditor judgment was required to evaluate the completeness of management’s assessment as to whether an event or change in circumstance indicates a software technology’s assets should be tested for recoverability. The primary procedures we performed to address this critical audit matter included the following:

We tested the effectiveness of controls over management’s goodwill and long-lived impairment process, including controls related to determining the completeness of management’s assessment as to which events or changes in circumstance indicates a software technology’s assets should be tested for recoverability.

We evaluated management’s process for determining whether all potential indicators of impairment were appropriately identified, including:

•	comparing the consistency and precision of the methodology used to determine the proper impairment indicators by management to the relevant requirements of generally accepted accounting principles (“GAAP”);

•	considering current technology, economy or other industry changes through review of relevant industry publications, current news publications and Board of Directors’ meeting minutes, in order to evaluate the completeness of events or changes in circumstances identified by management as indicators that the software technology asset should be tested for recoverability.

/s/ Centurion ZD CPA & Co
Centurion ZD CPA & Co.
Hong Kong
March 27, 2023
We have served as the Company’s auditor since 2022

PCAOB ID # 2769

F-108

GoLogiq, Inc.

Balance Sheets

(Expressed in U.S. dollars)

	December 31, 2022	December 31, 2021
		$ $
ASSETS

Current Assets
Cash and cash equivalents	35,254	-
Intangible assets, net	8,968,000	-
Goodwill	2,832,000	-
Prepaid expenses and deposits	-	350

TOTAL ASSETS	11,835,254	350

LIABILITIES AND STOCKHOLDER’S DEFICIT

Current Liabilities
Accounts payable and accrued liabilities	1,321,483	20,500
Due to a related party	788,045	22,493

Total Liabilities	2,109,528	42,993

Stockholder’s Funds (Deficit)

Common stock Authorized: 200,000,000 shares of common stock, $0.001 par value 40,444,083 and 5,731,000 shares issued and outstanding as of December 31, 2022 and December 31, 2021, respectively	40,444	5,731
Preferred stock Authorized: 10,000,000 shares of preferred stock, 2,000,000 shares issued and outstanding as of December 31, 2022 and December 31, 2021 nil, respectively	2,000	-
Additional paid-in capital	34,003,212	17,234
Share subscriptions receivable	(58)	(58)
Accumulated deficit	(24,319,872)	(65,550)

Total Stockholder’s Funds (Deficit)	9,725,726	(42,643)

TOTAL LIABILITIES AND STOCKHOLDER’S FUNDS (DEFICIT)	11,835,254	350

(The accompanying notes are an integral part of these financial statements)

F-109

GoLogiq, Inc.

Statements of Operations and Comprehensive Loss

(Expressed in U.S. dollars)

	Year ended	Year ended
	December 31, 2022	December 31, 2021

Service Revenue	5,454,119	-
Cost of Service	3,382,954	-
Gross Profit	2,071,165	-

Operating Expenses
General and administrative	3,503,764	27,800
Sales and marketing	5,000	-
Impairment loss	19,700,000	-
Research and development	3,116,723	-
Total Operating Expenses	26,325,487	27,800

(Loss) from Operations	(24,254,322)	(27,800)

Income tax (Corporate tax)	-	-

Net (Loss) and Comprehensive (Loss)	(24,254,322)	(27,800)

Basic and Diluted Net (Loss) per Common Share	(0.708)	(0.01)

Weighted Average Number of Common Shares Outstanding	34,269,899	5,731,000

(The accompanying notes are an integral part of these financial statements)

F-110

GoLogiq, Inc.

Statements of Stockholder’s Equity (Deficit)

(Expressed in U.S. dollars)

			Additional	Share		Total
	Common Stock		Paid-in	Subscription	Accumulated	Stockholders’
	Number of Shares	Amount $	Capital $	Receivable $	Deficit $	Equity (Deficit) $
Balance, December 31, 2019	4,500,000	4,500	-	-	(11,728)	(7,228)

Common stock issued for cash	1,231,000	1,231	17,234	(58)	-	18,407

Net (loss) for the year	-	-	-	-	(26,022)	(26,022)

Balance, December 31, 2020	5,731,000	5,731	17,234	(58)	(37,750)	(14,843)

Issuance of Shares	-	-	-	-	-	-

Net (loss) for the year	-	-	-	-	(27,800)	(27,800)

Balance, December 31, 2021	5,731,000	5,731	17,234	(58)	(65,550)	(42,643)

Issuance of Shares	27,493,235	29,494	33,989,097	-	-	34,018,591

Issuance of Shares for service	7,219,848	7,219	(3,119)	-	-	4,100

Net (loss) for the year	-	-	-	-	(24,254,322)	(24,254,322)

Balance, December 31, 2022	40,444,083	42,444	34,003,212	(58)	(24,319,872)	9,725,726

 (The accompanying notes are an integral part of these financial statements)

F-111

GoLogiq, Inc.

Statements of Cash Flows

(Expressed in U.S. dollars)

	Year ended	Year ended
	December 31,2022	December 31,2021
	$	$
OPERATING ACTIVITIES

Net (Loss) for the Period	(24,254,322)	(27,800)

Issuance of shares for service received	1,954,962	-
Changes in Operating Assets and Liabilities:
Prepaid expense and deposits	350	355
Accounts payable and accrued liabilities	1,300,983	20,500
Impairment loss	19,700,000	-
Net Cash (Used in) Operating Activities	(1,298,027)	(6,945)

FINANCING ACTIVITIES

Preferred stock issuance	20,000	-
Due to related party	1,313,281	2,268
Net Cash Provided by Financing Activities	1,333,281	2,268

Change in Cash	35,254	(4,677)

Cash, Beginning of Year	-	4,677

Cash, End of Year	35,254	-

NON-CASH TRANSACTION
Issuance of shares for services received	1,954,962	-

 (The accompanying notes are an integral part of these financial statements)

F-112

GoLogiq, Inc.

Notes to the Financial Statements

For the Years Ended December 31, 2022 and 2021

(Expressed in U.S. dollars)

Note 1 - Nature of Business and Continuance of Operations

GoLogiq, Inc. (formerly known as Lovarra) (the “Company”) was incorporated on January 29, 2018 under the laws of the State of Nevada. As of December 31, 2021, the Company was a shell company focused on software application development, including an expense and income tracker and a physical wallet with a lock that can be opened via Bluetooth linked by a user application. On January 27, 2022, the Company completed the acquisition of the business segment of CreateApp from Logiq Inc. (a fully reporting public company) (“Logiq”). As a result, the Company’s results of operations for the year ended December 31, 2022 include the operations of CreateApp.

On May 9, 2022, the Company changed its name from Lovarra Inc. to GoLogiq, with the Secretary of State of the State of California, and on June 9, 2022, the Company’s common stock began trading on the OTC Markets marketplace under the Company’s new name, GoLogiq, Inc., and the new ticker symbol “GOLQ.”

On July 27, 2022, Logiq completed the spin-off of its direct interests in the Company, in connection with which Logiq distributed an aggregate of 26,350,756 shares of the Company’s common stock then directly owned by Logiq to Logiq’s stockholders of record as of December 30, 2021 on a 1-for-1 basis (i.e. for every 1 share of Logiq held on December 30, 2021, the holder thereof received 1 share of the Company). As a result of the completion of the spin off, as of July 27, 2022, the Company is no longer a majority owned subsidiary of Logiq.

As of December 31, 2022, Logiq controlled, through one of its subsidiaries, approximately 11.1% of the Company’s outstanding shares of common stock and voting power of the Company’s outstanding securities.

As a result of the CreateApp acquisition, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Act), and the Company’s primary business is now that of the CreateApp business. As a result of the CreateApp business acquisition, the Company now offers solutions that help small-to-medium-sized businesses (“SMBs”) to provide access to and reduce transaction friction of e-commerce for their clients globally. The Company’s solutions are provided through its core platform, operated as CreateApp (https://www.createapp.com/), which allows SMBs to establish their point-of-presence on the web.

The Company’s CreateApp platform enables SMBs to create a mobile app for their business without the need of technical knowledge, high investment, or background in IT by utilizing CreateApp, which is a platform that is offered as a Platform as a Service (“PaaS”). The Company provides its PaaS to SMBs in a wide variety of industry sectors.

Management believes the assumptions underlying the condensed financial statements are reasonable. However, the amounts recorded for the Company’s related party transactions with Logiq and its consolidated subsidiaries may not be considered arm’s length with an unrelated third party. Therefore, the condensed financial statements included herein may not necessarily reflect the results of operations, financial position and cash flows had the Company engaged in such transactions with an unrelated third party during all periods presented. Accordingly, the Company’s historical financial information is not necessarily indicative of what the Company’s results of operations, financial position and cash flows will be in the future, if and when the Company contracts at arm’s length with unrelated third parties for products and services the Company receives from and provides to Logiq.

Going Concern

These financial statements have been prepared on the going concern basis, which assumes that the Company will be able to realize its assets and discharge its liabilities in the normal course of business. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to support operations, and the attainment of profitable operations. During the year ended December 31, 2022, the Company has incurred operating losses of ($24,254,322) and has negative cash flows of $1,298,027 from operations for the year then ended December 31, 2022. As at December 31, 2022, the Company has a working capital deficit of $2,074,274 and an accumulated deficit of ($24,319,872). These factors raise substantial doubt upon the Company’s ability to continue as a going concern. These financial statements do not reflect any adjustments that may be necessary if the Company is unable to continue as a going concern.

F-113

On March 11, 2020, the World Health Organization declared COVID-19 a global pandemic. This contagious disease outbreak and any related adverse public health developments, has adversely affected workforces, economies, and financial markets globally, leading to an economic downturn and increased inflation in the United States. The impact on the Company was significant for the year ended December 31, 2022 and fiscal 2021, but management continues to monitor the situation as more of the population in the region where we operate is vaccinated and business has begun returning to some normality. In addition, many of our customers are working remotely, which may delay the timing of new business and implementations of our services. If COVID-19 and/or inflation continues to have a substantial impact on our partners, customers, vendors, resellers, or suppliers, our results of operations and overall financial performance could be harmed.

Note 2 - Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States and are expressed in U.S. dollars. The Company’s fiscal year-end is December 31.

Use of Estimates and Judgments

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

The Company applies judgment in the application of the going concern assumption which requires management to take into account all available information about the future, which is at least, but not limited to, 12 months from the end of the reporting period and in the factors regarding the impairment of the property and equipment.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

Loss Per Share

The Company computes income (loss) per share in accordance with ASC 260 “Earnings per Share”. Basic loss per share is computed by dividing net income (loss) available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted income (loss) per share gives effect to all dilutive potential common shares outstanding during the period. Dilutive loss per share excludes all potential common shares if their effect is anti-dilutive.

Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with ASC 740, “Income Taxes”. The asset and liability method provides that deferred income tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carryforwards. Deferred income tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred income tax assets to the amount that is believed more likely than not to be realized.

F-114

Note 2 - Significant Accounting Policies (continued)

As of December 31, 2022 and 2021, the Company did not have any amounts recorded pertaining to uncertain tax positions.

Fair Value Measurements

The Company measures and discloses the estimated fair value of financial assets and liabilities using the fair value hierarchy prescribed by U.S. generally accepted accounting principles. The fair value hierarchy has three levels, which are based on reliable available inputs of observable data. The hierarchy requires the use of observable market data when available. The three-level hierarchy is defined as follows:

Level 1 - quoted prices for identical instruments in active markets.

Level 2 - quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which significant inputs and significant value drivers are observable in active markets; and.

Level 3 - fair value measurements derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

Financial instruments consist of cash, accounts payable and accrued liabilities, and amounts due to a related party. The recorded values of all financial instruments approximate their current fair values because of their nature and respective relatively short maturity dates or durations.

Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

Goodwill and Intangible Assets

Goodwill is recorded as the difference between the aggregate consideration in a business combination and the fair value of the acquired net tangible and intangible assets acquired. The Company evaluates goodwill for impairment on an annual basis in the fourth quarter or more frequently if indicators of impairment exist that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The Company first assesses qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. Based on that qualitative assessment, if it is more likely than not that the fair value of a reporting unit is less than its carrying value, the Company conducts a quantitative goodwill impairment test, which involves comparing the estimated fair value of the reporting unit with its carrying value, including goodwill. The Company estimates the fair value of a reporting unit using a combination of the income and market approach. If the carrying value of the reporting unit exceeds its estimated fair value, an impairment loss is recorded for the difference. The Company performed its qualitative assessment and determined that total impairment of $19,700,000 and nil, respectively were recognized during the years ended December 31, 2022 and 2021.

Foreign Currency Translation

The Company’s functional and reporting currency is the U.S. dollar. Transactions may occur in foreign currencies and management has adopted ASC 830, “Foreign Currency Translation Matters”. Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Non-monetary assets and liabilities denominated in foreign currencies are translated at rates of exchange in effect at the date of the transaction. Average monthly rates are used to translate revenues and expenses. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the statement of operations.

Comprehensive Loss

ASC 220, “Comprehensive Income” establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As of December 31, 2022 the Company net loss from operations of $(24,254,322) due to operating expenses incurred by Logiq Inc. of $3,427,173 were shared to the Company on the basis of the “Separation agreement” of CreateApp on a going forward basis and impairment loss $19,700,000 for the CreateApp platform which was revalued to $11,800,000.

Recent Accounting Pronouncements

In February 2016, Topic 842, Leases was issued to replace the leases requirements in Topic 840, Leases. The main difference between previous GAAP and Topic 842 is the recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases under previous GAAP. A lessee should recognize in the balance sheet a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term. For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election by class of underlying asset not to recognize lease assets and lease liabilities. If a lessee makes this election, it should recognize lease expense for such leases generally on a straight-line basis over the lease term. The accounting applied by a lessor is largely unchanged from that applied under previous GAAP. The Company adopted Topic 842 on January 1, 2019 and there was no material impact on the Company’s financial statements.

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

Note 3 - Common Stock

During the year ended December 31, 2022, the Company issued 34,713,083 shares of common stock at $0.001 per share for proceeds of $34,713, of which $58 was recorded as share subscription receivable. This included 26,350,756 shares of common stock issued to Logiq Inc for the transfer of AppLogiq to the Company.

During the year ended December 31, 2021, the Company issued no shares of its common stock.

During the year ended December 31, 2020, the Company issued 1,231,000 shares of common stock at $0.015 per share for proceeds of $18,465, of which $58 was recorded as share subscription receivable.

F-115

Note 4 - Related Party Transactions

As of December 31, 2022, the Company owed $788,045 to Logiq Inc., which represents expenses paid by Logiq Inc. on behalf of the Company which includes legal, retainers etc., as part of the “Cost sharing in the Separation agreement”. The amount owing is unsecured, non-interest bearing, and due on demand. As of December 31, 2021, the Company owed $22,493 to  its former Chief Executive Officer and Director of the Company. The amount owing is unsecured, non-interest bearing, and due on demand

On January 27, 2022, the Logiq completed the transfer of its AppLogiq business to the Company. In connection with the completion of the transfer of AppLogiq to the Company, the Company issued 26,350,756 shares of its common shares to Logiq (the “GoLogiq Shares”). Logiq held the GoLogiq Shares until July 27, 2022, on which date it distributed 100% of the GoLogiq Shares to Logiq’s stockholders of record as of December 30, 2021 on a 1-for-1 basis (i.e. for every 1 share of Logiq held on December 30, 2021, the holder thereof received 1 share of GoLogiq) through a spin off. As a result of the completion of the spin off, as of July 27, 2022, the Company is no longer a majority owned subsidiary of Logiq.

On July 26, 2022, the Company sold and issued an aggregate of 2,000,000 shares of its newly created Series A Preferred Stock, par value $0.001 per share (“Series A Preferred”), to certain members of its management for an aggregate purchase price of $20,000 ($0.01 per share). The Series A Preferred Stock issued to each of such members of management are to a repurchase option, and shall vest as follows: (i) 25% at issuance and (ii) the remaining 75% in equal monthly installments over a period of twelve months from the date of issuance, provided that the relevant holder provides continued service to the Company during such period.

Note 5 - Business Combination

On January 27, 2022, the Company acquired substantially all the CreateApp assets from Logiq in exchange for 26,350,756 of the Company’s common shares at a price per share of $1.195411 (par value $0.001). The fair value of the common shares at the close of the transaction was $31,500,000, as determined by a valuation of the business.

The acquisition of substantially all the CreateApp assets from Logiq was accounted for as a business combination in accordance with Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”), with the results of CreateApp’s historical operations included in the Company’s financial statements from January 1, 2022. Goodwill has been measured as the excess of the total consideration over the amounts assigned to identifiable assets acquired and liabilities assumed.

During the twelve-month period ended December 31, 2022, the Company acquired substantially all of the CreateApp assets from Logiq. The fair value of assets acquired assumed were as follows:

($)
Intangible assets, net	24,000,000
Goodwill	7,500,000
Net assets acquired	31,500,000
Less : Impairment loss	19,700,000
Net Value	11,800,000

Fair valuation methods used for the identifiable net assets acquired in the acquisition make use of quoted prices in active markets, discounted cash flows and risk adjusted weighted cost of capital. The methods used in determining fair value of the intangible assets included consideration of the three traditional approaches to value: market, income, and cost. Accordingly, after due consideration of other appropriate and generally accepted valuation methodologies, the value of intangible assets acquired from Logiq has been developed primarily on the basis of the income approach. Under the income approach, the Company evaluated revenue projections derived from the software technology and the appropriate royalty rate that the Company would have paid if the Company did not own the software technology.

On the acquisition date, goodwill of $7,500,000 and intangible assets of $24,000,000 were recorded. The intangible asset identified during the acquisition is software technology for the CreateApp and Atoz Pay/Go platform, which has a weighted average useful life of five years, which is management’s best estimate at the time of the acquisition.

The CreateApp platform enables SMBs to create a mobile app for their business without the need of technical knowledge, high investment, or background in IT by utilizing “CreateApp,” which is a platform that is offered as a PaaS to our customers.

AtozPay competes primarily with credit card and debit card service providers, banks with payment processing offerings, other offline payment options and other electronic payment system operators.

AtozGo is our PaaS platform that provides mobile payment capabilities for the local food delivery service industry.

The Company incurred some accounting and legal fees related to the acquisition of the CreateApp assets. The amount attributable to the Company has been included in general and administrative expenses in the accompanying consolidated statement of operations for the twelve months ended December 31, 2022.

In the consolidated statements of operations, revenues and expenses include the operations of CreateApp since January 27, 2022, which is the day after the acquisition date.

The value of CreateApp platform was revalued to $11,800,000 on February 28, 2023.

F-116

Note 6 - Income Taxes

The Company is subject to United States federal and state income taxes at an approximate rate of 21%. The reconciliation of the provision for income taxes at the United States federal statutory rate compared to the Company’s income tax expense as reported is as follows:

	2022 $	2021 $

Income tax recovery at statutory rate	5,093,408	5,838
Change in valuation allowance	(5,093,408)	(5,838)
Income tax provision	-	-

The significant components of deferred income tax assets and liabilities are as follows:

	2022 $	2021 $

Net operating losses carried forward	5,107,174	13,766
Valuation allowance	(5,107,174)	(13,766)
Net deferred income tax asset	-	-

The Company has net operating losses carried forward of $(24,319,872) which may be carried forward to apply against future years’ taxable income, subject to the final determination by taxation authorities, and commence expiration in the year 2039.

Note 7 - Subsequent Events

A. GammaRey

Effective March 7, 2023, the Company, GammaRey and the shareholders of GammaRey (“GammaRey Shareholders”) entered into a share exchange agreement (the “GammaRey Share Exchange Agreement”) and its amendment (the “First Amendment”) which provided for the issuance of an aggregate of 106,666,667 shares of Company common stock in exchange for 100% of the common stock of GammaRey. At the date of this report, while a material number of shares of GammaRey have been exchanged for Company common stock at the closing, significant and important substantive commercial conditions precedent to the exchange of a material number of the GammaRey shares pursuant to the GammaRey Share Exchange Agreement have not been fully satisfied. Commensurate with the closing, 2,000,000 shares of the Series A Preferred Stock, par value $0.001 per share (“Series A Preferred”) were converted by the holders into 6,000,000 shares of Company common stock, and the Series A Preferred was extinguished.

GammaRey includes its wholly owned subsidiary Genesis Financial, Inc. (“Genesis”) which was incorporated in Washington State on January 24, 2002 and on January 26, 2016 it moved its corporate domicile to the State of Wyoming. The Company’s headquarters are in Las Vegas, Nevada. Common shares of the Company were publicly traded on the OTC markets through September 2020 (ticker GFNL). The Company failed to become current with its quarterly and annual reporting requirements with the U.S. Securities and Exchange Commission (the “SEC”), and its stock was delisted after the close of business September 1, 2020.

Genesis includes its wholly-owned subsidiaries the Beacon Group and the Ballast Group, which are both located in Australia, and EPOINT Payment Corp., which was incorporated as a CCorp in the state of Delaware in May 2015 and is no longer in operation.

The Beacon Group which includes the entities, The Financiallink Group Pty Ltd, Interactive Mortgage & Finance Pty Ltd, and CCS Operations Pty Ltd (“Beacon Group”) is a diversified financial services firm operating in Australia as a Registered Investment Advisor and provides financial advice through two divisions under an Australian Financial Services License and an Australian Credit License. The group holds distribution agreements with leading financial institutions and also offers finance and mortgage advice services through agreements with various mortgage brokers and aggregators. The accounting business within the Beacon Group is to assist with identifying the most suitable and competitive finance solutions for clients of the Wealth Management network, primarily for those funding the acquisition of investment properties.

Ballast Holdings Pty Ltd operates as a holding entity for its operating subsidiaries: Ballast Accountants Pty Ltd., Ballast Financial Planning Pty Ltd and Ballast Superannuation Management Pty Ltd. (collectively, the “Ballast Group”). The Ballast Group provides a comprehensive range of accounting and taxation advice and solutions for investors and small- to-medium businesses. Its services include tax planning and structuring, management and cashflow reporting, tax returns and ASIC compliance, including a SMSF specialist practice and can also assist with buying and selling businesses.

B. Nest Egg

In addition, on January 30, 2023, the Company entered into a Share Exchange Agreement (the “Nest Egg Share Exchange Agreement”), with Nest Egg Investments LLC, a Delaware limited liability company (“Nest Egg”) and the members of Nest Egg (the “Members”). Pursuant to the Nest Egg Share Exchange Agreement, at the closing thereof (the “Closing”), the Company agreed to exchange the outstanding membership interests of Nest Egg held by the Members for shares of common stock of the Company having a value of $30 million immediately following such exchange.

At the date of this report, significant and important substantive commercial conditions precedent to closing on the Nest Egg Share Exchange Agreement have not been fully satisfied. Further information will be provided in an 8-K/A when, and if, conditions precedent to closing have occurred. As of the date of this report, the transactions contemplated under the Nest Egg Share Exchange Agreement have not closed.

F-117

Annex A

STOCK PURCHASE AGREEMENT

by and between

RECRUITER.COM GROUP INC.

and

GOLOGIQ, INC.,

Dated as of June 5, 2023

i

ii

iii

Disclosure Letters

Seller Disclosure Letter

Buyer Disclosure Letter

Exhibits

Exhibit A: Lockup Agreement

Exhibit B: Company Articles of Organization

Exhibit C: Company Operating Agreement

Exhibit D: Buyer Restated Certificate of Incorporation

Exhibit E: Buyer Bylaws

iv

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT, dated as of June 5, 2023, (this “Agreement”), by and between Recruiter.com Group, Inc., a Nevada corporation (“Buyer”), and GoLogiq Inc., a Delaware corporation (the “Seller” and collectively with Buyer, the “Parties”).

RECITALS

WHEREAS, Seller is the sole holder and owner of all of the issued and outstanding membership interest (the “Company Membership Interests”) of GOLQ LLC, a Nevada limited liability company with its registered address at 85 Broad Street, 16-079, New York, NY 10004 (the “Company”);

WHEREAS, the Company owns certain assets related to the financial technology business, as well as stocks and other securities of one or more subsidiaries of the Company;

WHEREAS, the current value of the Company is deemed to be $88,000,000 (the “Company Assumed Valuation”), and the valuation of Buyer is deemed to be $17,000,000 (the “Buyer Assumed Valuation” and together with the Company Assumed Valuation, the “Assumed Closing Valuation”).

WHEREAS, Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, all and not less than all of the Company Membership Interests, subject to the terms and conditions set forth herein; and

WHEREAS, upon the completion of the transactions contemplated under this Agreement, the Company will become a wholly owned subsidiary of Buyer and in exchange, Seller shall receive such certain number of issued and outstand shares of Buyer Common Stock as consideration therefor pursuant to the terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

Article I. STOCK SALE AND PURCHASE

Section 1.01 The Stock Purchase. Subject to the terms and conditions of this Agreement, and in reliance upon the representations, warranties, and covenants contained in this Agreement, at the Closing, Seller shall sell to Buyer, and Buyer shall purchase from Seller, free and clear of any and all mortgages, charges, pledges, claims, security interests, assignments, community property interests, options, equitable interests, liens (statutory or otherwise), title defects or other similar encumbrances or restrictions of any kind (but excluding restrictions on transfer imposed by applicable securities laws) (collectively, “Encumbrances”), the Company Membership Interests, for the consideration set forth in Section 1.02 below, making the Company a wholly owned subsidiary of Buyer.

Section 1.02 Purchase Price. Subject to the terms and conditions of this Agreement, and based on the Company Assumed Valuation, the purchase price for the Company Membership Interests payable by Buyer at the Closing shall be equal to such number of shares of Buyer Common Stock (the “Consideration”) that represents eighty-four percent (84%) of the total issued and outstanding shares of Buyer Common Stock as of the Closing Date.

A-1

Section 1.03 Earn-out Determination Date; Earn-out Payment.

(a) Buyer and Seller further agree that if on a date that is six (6) months after the Closing Date (the “Earn-out Determination Date”), Buyer’s market capitalization at the close of the trading day, and calculated on the basis of the closing price of the shares of Buyer Common Stock on the Earn-out Determination Date (“Buyer Market Cap”) exceeds the Assumed Closing Valuation, Seller will be entitled to receive earn-out payments in the form of additional shares of Buyer Common Stock as follows (“Earn-out Payment”):

(i) If the Buyer Market Cap on the Earn-out Determination Date exceeds the Assumed Closing Valuation but is less than or equals to $130,000,000, Seller shall receive such additional number of shares of Buyer Common Stock representing seventy percent (70%) of the increase in value over the Assumed Closing Valuation;

(ii) If the Buyer Market Cap on the Earn-out Determination Date exceeds $130,000,000 but is less than or equals to $160,000,000, Seller shall receive such additional number of shares of Buyer Common Stock representing eighty percent (80%) of the increase in value over the Assumed Closing Valuation; or

(iii) If the Buyer Market Cap on the Earn-out Determination Date exceeds $160,000,000, Seller shall receive such additional number of shares of Buyer Common Stock representing ninety percent (90%) of the increase in value over the Assumed Closing Valuation.

(b) For avoidance of doubt, no Earn-out Payment shall be payable (and no additional shares of Buyer Common Stock shall be issuable) if the Buyer Market Cap on the Earn-out Determination Date is less than or equal to the Assumed Closing Valuation. Also, the above is not intended to be cumulative and Seller shall be entitled to a one-time Earn-out Payment as determined based on the Buyer Market Cap at or on the Earn-out Determination Date.

(c) If an Earn-out Payment is payable (and additional shares of Buyer Common Stock issuable) to Seller under this Section 1.03, Buyer shall issue such additional shares of Buyer Common Stock within 60 days following the Earn-out Determination Date.

Section 1.04 Separation Agreement. At or following the Closing Date, Buyer intends to sell, transfer and assign all or substantially all of the legacy business, assets, and liabilities of Buyer existing prior to the Closing Date (“Legacy Business”) to a newly established entity (“NewCo”) and pursuant to that certain separation agreement in the form and substance as may be reasonably agreeable to Buyer, to be entered into by and between Buyer and NewCo (the “Separation Agreement”), whereby, those Persons that are determined by the current board of directors of Buyer (the “Buyer Board”) to be stockholders of Buyer as of the close of business on the date determined by Buyer Board will receive an interest in NewCo. Seller shall not otherwise object to the sale, transfer and assignment of the Legacy Business to NewCo pursuant to the Separation Agreement

Section 1.05 Organizational Documents.

(a) Company Organizational Documents. The articles of organization of the Company on the Closing Date (the “Company Charter”) shall be in the form attached hereto as Exhibit B (the “Company Articles of Organization”), until amended in accordance with applicable Law. The operating agreement of the Company in effect on the Closing Date, which shall be in the form attached hereto as Exhibit C, shall be the bylaws of the Company until amended in accordance with the provisions of such bylaws (the “Company Operating Agreement”).

A-2

(b) Buyer Organizational Documents. The certificate of incorporation of Buyer shall be, and the Parties shall take or cause to be taken all action required to cause the certificate of incorporation of Buyer to be, amended and restated to be in the form attached hereto as Exhibit D (the “Buyer Restated Certificate of Incorporation”), until thereafter amended in accordance with such certificate of incorporation and applicable Law, which shall, among other matters, change the name of Buyer to a name approved, in writing, by Buyer (which approval shall not be unreasonably withheld, delayed or conditioned), and effectuate the Reverse Stock Split. On the Closing Date, the bylaws of Buyer shall be, and the Parties shall take or cause to be taken all action required to cause the bylaws of Buyer to be, amended and restated to be in the form attached hereto as Exhibit D.

Section 1.06 Directors and Officers.

(a) Buyer Board. The Parties shall take all necessary actions such that, until successors are duly elected or appointed and qualified in accordance with applicable Law, or until their earlier death, resignation or removal in accordance with the organizational documents of Buyer, the Buyer Board shall comprise individuals as set forth on Schedule 1.06(a) of the Seller Disclosure Letter, and one (1) individual from Buyer’s Board prior to the Closing retained (or as may be otherwise designated by the pre-Closing Buyer Board) to serve as a non-executive director of the Buyer Board, provided, that such individual is reasonably acceptable to Seller. Such individual shall be as identified in Section 1.06(a) of the Buyer Disclosure Letter.

(b) Officers of Buyer. The Parties shall take all necessary actions such that, from and after the Closing, until successors are duly elected or appointed and qualified in accordance with applicable Law, or until their earlier death, resignation or removal in accordance with the organizational documents of Buyer, the officers of Buyer shall be the individuals as set forth on Schedule 1.06(b) of the Seller Disclosure Letter and with respect to such positions as set forth opposite their respective names therein.

(c) Company Board of Directors and Officers. The Parties shall take all necessary actions such that, from and after the Closing Date, until successors are duly elected or appointed and qualified in accordance with applicable Law, or until their earlier death, resignation or removal in accordance with the organizational documents of the Company, (i) the directors of the Company and (ii) the officers of the Company shall, in each case, be as set forth on Schedule 1.06(c) of the Seller Disclosure Letter.

Article II. CLOSING

Section 2.01 Closing. Upon the terms and satisfaction of the conditions contained in Article VI of this Agreement, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place remotely by exchange of documents and signatures (or their electronic counterparts) no later than the second Business Day following the date on which the conditions set forth in Article VI have been satisfied (other than the conditions with respect to actions the respective parties hereto will take at the Closing itself) or, to the extent permitted, waived by the applicable party in writing, or at such other place and times and the parties may mutually agree. The date and time at which the Closing actually occurs is herein referred to as the “Closing Date”).

A-3

Section 2.02 Seller Closing Deliverables. At the Closing, Seller shall deliver to Buyer the following:

(a) a certificate of the Secretary (or other officer) of Seller certifying: (i) that attached thereto are true and complete copies of all resolutions of the board of directors and the shareholders of the Seller authorizing the execution, delivery, and performance of this Agreement, and the other agreements, instruments, and documents contemplated hereby to be delivered in connection with this Agreement or at the Closing to which Seller and the Company are a party (collectively, the “Seller Transaction Documents”) and the consummation of the transactions contemplated hereby and thereby, and that such resolutions are in full force and effect; (ii) the names, titles, and signatures of the officers of the Seller authorized to sign this Agreement and the other Seller Transaction Documents; and (iii) that attached thereto are true and complete copies of the Seller Organizational Documents (as hereinafter defined), including any amendments or restatements thereof, and that such governing documents are in full force and effect;

(b) a good standing certificate (or its equivalent) for the Seller and the Company from the secretary of state or similar Governmental Authority of the jurisdiction in which each is organized and each jurisdiction where the Seller and the Company is each qualified, registered, or authorized to do business. The term “Governmental Authority” means any federal, state, local, or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any arbitrator, court, or tribunal of competent jurisdiction;

(c) if any of the Company Membership Interests are represented by certificates, such certificates (duly endorsed for transfer by Seller or accompanied by duly executed transfer powers of the Seller), and otherwise an assignment of the Company Membership Interests in form reasonably satisfactory to Buyer;

(d) all of the books, records, board and shareholders’ consents and minutes, and organizational documents of the Company;

(e) a counterpart to any consents required in connection with the transactions contemplated by this Agreement (the “Consents”);

(f) a general release of all claims in favor of the Company, duly executed by Seller, substantially and materially in the form and content as Seller and Buyer may mutually agree;

(g) all documents, instruments, agreements and certificates required pursuant to Section 6.01 and Section 6.02 below; and

(h) all other documents, instruments and writings which are reasonably requested by Buyer to be delivered by Seller and the Company at or prior to the Closing pursuant to this Agreement.

Section 2.03 Buyer Closing Deliverables.

(a) a certificate of the Secretary (or other officer) of Buyer certifying: (i) that attached thereto are true and complete copies of all resolutions of the board of directors of Buyer authorizing the execution, delivery, and performance of this Agreement, and the other agreements, instruments, and documents required to be delivered by in connection with this Agreement or at the Closing to which Buyer is a party (collectively, the “Buyer Transaction Documents”) and the consummation of the transactions contemplated hereby and thereby, and that such resolutions are in full force and effect; and (ii) the names, titles, and signatures of the officers of Buyer authorized to sign this Agreement and the other Buyer Transaction Documents.

(b) the Consideration;

A-4

(c) all documents, instruments, agreements and certificates required pursuant to Section 6.01 and Section 6.03 below; and

(d) all other documents, instruments and writings which are reasonably requested by Seller to be delivered by Buyer at or prior to the Closing pursuant to this Agreement.

Article III. REPRESENTATIONS AND WARRANTIES OF THE SELLER

Except as set forth in the Seller SEC Reports (excluding all disclosures included in the Seller SEC Reports contained under the headings “Risk Factors,” “Disclosure Regarding Forward Looking Statements” or “Quantitative and Qualitative Disclosures about Market Risk”, or in any other sections to the extent such disclosures are prospective or forward-looking statements or cautionary, predictive or forward-looking in nature); provided, that nothing disclosed in the Seller SEC Reports shall be deemed to be a qualification of, or modification to, the representations and warranties in this Article III), or the corresponding sections of the disclosure letter delivered by Seller with respect to itself and the Company, to Buyer together with this Agreement (the “Seller Disclosure Letter”), it being agreed that disclosure of any item in any schedule or section of the Seller Disclosure Letter (whether or not an explicit cross reference appears) shall be deemed to be disclosure with respect to any other section to which the relevance of such item is reasonably apparent, Seller represents and warrants to Buyer with respect to itself and the Company, that:

Section 3.01 Organization and Power. Each of the Seller, the Company and their respective subsidiaries, if any, is duly organized, validly existing and in good standing under the Law of its jurisdiction of organization. The Company and Seller each has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on with its business as now conducted. Each of the Company’s Subsidiaries, if any, has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as now conducted, except where the failure to have such requisite power or authority would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Each of the Company, the Seller and their respective Subsidiaries, if any, is duly qualified to do business as a foreign corporation, limited liability company or other legal entity and is in good standing in each jurisdiction where such qualification is necessary, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

Section 3.02 Organizational Documents. The Seller has made available to Buyer true and complete copies of the certificate of incorporation and bylaws of the Company as in effect on the date of this Agreement (collectively, the “Company Organizational Documents”), and (i) the Company Organizational Documents are in full force and effect and (ii) the Company is not in violation in any material respects of any provision of the Company Organizational Documents.

Section 3.03 Governmental Authorizations. Assuming that the representations and warranties of Buyer contained in Section 4.03 are true and correct, the execution, delivery and performance of this Agreement by Seller and the consummation by Seller of the Transactions do not and will not require any consent, approval or other authorization of, or registration or filing with or notification to any Governmental Authority (collectively, “Governmental Authorizations”), other than:

(a) any filings or reports that may be required in connection with this Agreement and the Transactions under the Securities Exchange Act of 1934 (the “Exchange Act”) or state securities Laws or “blue sky” Laws;

A-5

(b) such other Governmental Authorizations, where the failure to obtain such Governmental Authorizations would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect; and

(c) the HSR Act and any applicable requirements of other Antitrust Laws.

Section 3.04 Corporate Authorization. Except as set forth in Schedule 3.04 of the Seller Disclosure Letter, the Seller has all necessary corporate power and authority to enter into this Agreement, to consummate the Transactions. The execution, delivery and performance of this Agreement by the Seller and, subject to the receipt of the Seller Stockholder Approval, the consummation by the Seller of the Transactions have been duly and validly authorized by all necessary corporate action on the part of the Seller. This Agreement constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles).

Section 3.05 Non-Contravention. Except as set forth in Schedule 3.05 of the Seller Disclosure Letter, the execution, delivery and performance of this Agreement by Seller and the consummation of the Transactions do not and will not (a) contravene or conflict with, or result in any material violation or breach of, any provision of (i) the Seller Organizational Documents, (ii) the Company Organizational Documents or (ii) the comparable organizational or governing documents of any of the Subsidiaries of the Company, if any, (b) contravene or conflict with, or result in any material violation or breach of, any Law applicable to Seller, the Company or any of its Subsidiaries or by which any Company Assets are bound, assuming that all Governmental Authorizations described in Article VI have been obtained or made, (c) except as set forth in Schedule 3.05 of the Seller Disclosure Letter, result in any violation, termination, acceleration of any material obligation, cancellation or material breach of, or constitute a default (with or without notice or lapse of time or both) or require any notice or consent under, any Company Material Contracts or Company Real Property Leases (as defined below) to which the Company or any of its Subsidiaries is a party or by which any Company Assets are bound or (d) result in the creation of any Liens (other than Permitted Liens) upon any of the Company Assets, except, in the case of clauses (a)(ii), (b), (c) and (d), as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

Section 3.06 Capitalization.

(a) As of the date of this Agreement, the Company’s authorized membership interests consist solely of 100 membership interests and Seller is the sole holder and owner of all issued and outstanding Company Membership Interests.

(b) Except as set forth in Section 3.06(a), to the extent expressly permitted under Section 5.01 (including as required by applicable Law), as set forth in Schedule 3.06(b) of the Seller Disclosure Letter, (i) there are no other outstanding membership interest of the Company, (ii) there are no outstanding subscriptions, options, warrants, calls, convertible securities, rights of first refusal, preemptive rights, or other similar rights, agreements or commitments (other than this Agreement) relating to the issuance or acquisition of membership interest or capital stock to which the Company or any of its Subsidiaries, if any, is a party obligating the Company or any of its Subsidiaries to (A) issue, transfer or sell any shares of membership interest, capital stock or other equity interests of the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests or (B) grant, extend or enter into any such subscription, option, warrant, call, convertible securities or other similar right, agreement or arrangement, (C) redeem, repurchase or otherwise acquire any such shares of capital stock or other equity interests, or (D) provide an amount of funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in the Company or any of its Subsidiaries, if any, or any other Person.

A-6

(c) All outstanding shares of Company Membership Interests have been duly authorized and are validly issued, fully paid and non-assessable and not subject to any pre-emptive rights.

(d) Each outstanding share of capital stock or other equity interests of each Subsidiary, if any, of the Company is duly authorized, validly issued, fully paid and non-assessable, in each case, to the extent such concepts are applicable to such capital stock or other equity interests, and not subject to any pre-emptive rights.

(e) Except as set forth in the Company Organizational Documents and Schedule 3.06(b) of the Seller Disclosure Letter, there are no outstanding contractual obligations of the Company or any of its Subsidiaries, if any, to repurchase, redeem or otherwise acquire any shares of Company Membership Interest or capital stock of any Subsidiary, if any, of the Company.

(f) There are no voting trusts, proxies or similar agreements, arrangements or commitments to which the Company or any of its Subsidiaries, if any, is a party with respect to the voting of any shares of capital stock of the Company or any of its Subsidiaries. There are no bonds, debentures, notes or other instruments of indebtedness of the Company or any of its Subsidiaries, if any, that entitle the holder of such instruments of indebtedness to vote together with stockholders of the Company on any matters with respect to the Company or any Subsidiary, if any.

Section 3.07 Subsidiaries.

(a) Schedule 3.07 of the Seller Disclosure Letter sets forth a complete and accurate list of each Subsidiary of the Company, if any. The Seller has made available to Buyer the organizational documents of each Subsidiary of the Company.

(b) Each of the Subsidiaries of the Company is wholly owned by the Company, directly or indirectly, free and clear of any Liens (other than Permitted Liens). The Company does not own, directly or indirectly, any capital stock of, or any other securities convertible or exchangeable into or exercisable for capital stock of, any Person other than the Subsidiaries of the Company.

Section 3.08 Financial Statements.

(a) Schedule 3.08 of the Seller Disclosure Letter contains true, correct and complete copies of the audited balance sheet of Seller and its Subsidiaries, if any, as of December 31, 2022 (the “Balance Sheet Date”), and the related statements of operations, stockholders’ equity and cash flows for the period starting with Seller Incorporation Date and ending on April 30, 2023 (the “Seller Financial Statements”). The Seller Financial Statements fairly present, in all material respects, the financial condition and results of operations of Seller and its consolidated Subsidiaries, if any, as of the times and for the periods referred to therein and have been prepared in conformity with United States generally accepted accounting principles (“GAAP”). There are no off-balance sheet arrangements to which Seller or any of its Subsidiaries, if any, is a party.”

(b) For the fiscal year ending on December 31, 2023, the revenue of the Company will be no less than $8,000,000.

Section 3.09 Undisclosed Liabilities. As of the date of this Agreement, except as set forth in Schedule 3.09 of the Disclosure Letter, there are no liabilities or obligations of any kind, whether accrued, contingent, absolute, inchoate or otherwise (collectively, “Liabilities”) of Seller or any of its Subsidiaries, if any, individually or in the aggregate, that are required to be recorded or reflected on a balance sheet prepared in accordance with GAAP, other than:

A-7

(a) Liabilities reflected or reserved against in the Seller Financial Statements as of the Balance Sheet Date or the footnotes thereto;

(b) Liabilities incurred since the Balance Sheet Date in the ordinary course of business;

(c) Liabilities incurred in connection with the Transactions or as permitted or contemplated expressly by this Agreement;

(d) Liabilities incurred pursuant to Contracts or Permits binding on Seller or any of its Subsidiaries (other than those resulting from any breach or default under such Contract or Permit);

(e) Liabilities that would not, individually or in the aggregate, reasonably be expected to have a Seller Material Adverse Effect; And

(f) The Company has no Liabilities.

Section 3.10 Absence of Certain Changes. Except as otherwise expressly contemplated or required by this Agreement, or as set forth in Schedule 3.10 of the Seller Disclosure Letter, since the Balance Sheet Date to the date of this Agreement, (a) the business of the Company and each of its Subsidiaries, if any, has been conducted, in all material respects, in the ordinary course of business, excluding the exaction and performance of this Agreement and the discussion, negotiations and transactions related thereto, (b) there has not been any Company Material Adverse Effect and (c) there has not been or occurred any event, condition, action or effect that, if taken during this period, would constitute a breach of Section 5.01.

Section 3.11 Litigation. Except as set forth in Schedule 3.11 of the Seller Disclosure Letter, from the Balance Sheet Date through the date of this Agreement, (a) there are no legal actions, claims, demands, arbitrations, hearings, charges, complaints, sanctions investigations, examinations, indictments, litigations, suits or other civil, criminal, administrative or investigative proceedings before a Governmental Authority (collectively, “Legal Actions”) pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, if any, or any of its or their assets or properties that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect and (b) there are no Orders outstanding against the Company or any of its Subsidiaries, if any, or any of its or their assets or properties that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

Section 3.12 Material Contracts.

(a) Schedule 3.12 of the Seller Disclosure Letter sets forth a list of each of the following Contracts to which, as of the date of this Agreement, the Company or any of its Subsidiaries, if any, is a party (each, a “Company Material Contract”):

(i) each Contract (A) not to (or otherwise restricting or limiting the ability of the Company or any of its Subsidiaries, if any, to) compete in any line of business or geographic area or (B) to restrict the ability of the Company or any of its Subsidiaries, if any, to conduct business in any geographic area;

(ii) each Contract (other than any Company Benefit Plan) that is reasonably likely to require, during the remaining term of such Contract, annual payments by the Company or any of its Subsidiaries that exceed $250,000;

A-8

(iii) all Contracts granting to any Person an option or a first refusal, first offer or similar preferential right to purchase or acquire any material Company Assets;

(iv) all material Contracts for the granting or receiving of a license, sublicense or franchise or under which any Person is obligated to pay or has the right to receive a royalty, license fee, franchise fee or similar payment (other than agreements with employees, non-exclusive licenses granted to the Company’s or its Subsidiaries’ customers, and non-exclusive licenses to commercially available, off-the-shelf Software that have been granted on standardized, generally available terms);

(v) all partnership, joint venture or other similar agreements or arrangements;

(vi) any agreement relating to indebtedness for borrowed money or the deferred purchase price of property (in either case, whether incurred, assumed, guaranteed or secured by any asset), except any such agreement (or a series of related agreements) with an aggregate outstanding principal amount not exceeding $1,000,000;

(vii) any agreement for the disposition or acquisition by the Company or any of its Subsidiaries, if any, with material obligations of the Company or any of its Subsidiaries, if any, (other than confidentiality obligations) remaining to be performed or material Liabilities of the Company or any of its Subsidiaries, if any, continuing after the date of this Agreement, of any material business or any material amount of assets other than in the ordinary course of business;

(viii) any agreement with (A) the top 10 customers of the Company and its Subsidiaries, if any, taken as a whole, as applicable, and (B) the top 10 suppliers of the Company and its Subsidiaries, if any, taken as a whole, as applicable, in each case, for the 2022 fiscal year measured by the aggregate obligations paid or agreed to pay to or by the Company, as applicable;

(ix) any agreement restricting or limiting the payment of dividends or the making of distributions to stockholders, including intercompany dividends or distributions other than such restrictions or limitations that are required by applicable Law;

(x) any Contract for the development of Intellectual Property, other than those entered into in the ordinary course of business with Company employees and contractors on the Company’s standard form for such Contracts; and

(xi) to the extent not set forth in Schedule 3.12(a) of the Seller Disclosure Letter pursuant to another subsection of this Section 3.12(a), all material agreements with any Governmental Authority.

(b) A true and complete copy of each Company Material Contract (including any amendments thereto) entered into prior to the date of this Agreement has been made available to Buyer prior to the date of this Agreement. Each Company Material Contract is a valid and binding agreement of the Company or its applicable Subsidiary, except where the failure to be valid and binding would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) neither the Company or such Subsidiary nor, to the Knowledge of the Company, any other party thereto, is in breach of or default under any such Company Material Contract, (ii) as of the date of this Agreement, there are no material disputes in connection with any such Company Material Contract and (iii) as of the date of this Agreement, no party under any Company Material Contract has given written notice of its intent to terminate or otherwise seek a material amendment to such Company Material Contract.

A-9

Section 3.13 [Intentionally Left Blank.]

Section 3.14 Labor Relations.

(a) (i) No employee of the Company or any of its Subsidiaries is represented by a union and, to the Knowledge of the Company, no union organizing efforts are currently being conducted, (ii) neither the Company nor any of its Subsidiaries is a party to, and is not currently negotiating any entry into, any collective bargaining agreement or other labor Contract, and (iii) no strike, picket, work stoppage, work slowdown or other organized labor dispute exists in respect of the Company or any of its Subsidiaries.

(b) Except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, each of the Company and its Subsidiaries is, and has been since the Company Incorporation Date, in compliance in all respects with all federal, state, local and foreign Laws regarding labor, employment and employment practices, including but not limited to all Laws relating to: (i) the hiring, promotion, assignment and termination of employees (including but not limited to timing and usage of employment applications, drug testing and pre-employment testing); (ii) discrimination; (iii) harassment; (iv) retaliation; (v) equal employment opportunities; (vi) disability; (vii) labor relations; (viii) wages and hours; (ix) the Fair Labor Standards Act of 1938 and applicable state and local wage and hour Laws (collectively, “FLSA”); (x) hours of work; (xi) payment of wages (including but not limited to the timing of payments, recordkeeping and reporting of wages to employees); (xii) immigration; (xiii) workers’ compensation; (xiv) employee benefits; (xv) background and credit checks; (xvi) working conditions; (xvii) occupational safety and health; (xviii) family and medical leave; (xix) classification of employees; (xx) unfair competition/noncompetition; (xxi) any bargaining or other obligations under the National Labor Relations Act; and (xxii) COVID-19.

(c) Neither the Company nor any of its Subsidiaries has incurred any material Liability or obligation under the Worker Adjustment and Retraining Notification Act or any similar state or local Law (collectively, the “WARN Act”) that remains unsatisfied.

(d) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, there are no claims, suits, actions or other legal proceedings, against the Company or any of its Subsidiaries or, to the Company’s Knowledge, investigations pending or threatened related to any allegations of sexual harassment, other sexual misconduct or race discrimination by any employee with the title of senior vice president or above (or equivalent title based on role, responsibility or pay grade) of the Company or any of its Subsidiaries.

(e) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, there are no pending or, to the Company’s Knowledge, threatened claims, suits, actions or other legal proceeding against the Company or any of its Subsidiaries brought by or on behalf of any applicant for employment, any current or former employees or other individual service providers of the Company or any of its Subsidiaries, any current or former leased employee, intern, volunteer or “temp” of the Company or any of its Subsidiaries, or any person alleging to be a current or former employee, or any group or class of the foregoing, or any Governmental Authority, alleging: (i) violation of any labor or employment Laws; (ii) breach of any collective bargaining agreement; (iii) breach of any express or implied contract of employment; (iv) wrongful termination of employment; or (v) any other discriminatory, wrongful or tortious conduct in connection with any employment relationship, including before the Equal Employment Opportunity Commission.

(f) Since January 1, 2022, no executive officer has terminated employment with the Company, and no executive officer intends to terminate employment with the Company or is otherwise likely to become unavailable to continue as an executive officer of the Company.

A-10

Section 3.15 Taxes.

(a) (i) All income and other material Tax Returns required to be filed by or with respect to the Company or any of its Subsidiaries have been timely filed (taking into account all applicable extensions), and all such Tax Returns are true, complete and correct in all material respects, (ii) the Company and its Subsidiaries have fully and timely paid (or have had paid on their behalf) all material Taxes due and payable (whether or not shown to be due on any Tax Return) and have made adequate provision in accordance with GAAP for all material Taxes not yet due and payable in the most recent financial statements of the Company and its Subsidiaries, and (iii) the Company and its Subsidiaries have complied in all material respects with all applicable Laws relating to the withholding and payment over to the appropriate Governmental Authority of all Taxes required to be withheld by the Company and its Subsidiaries.

(b) (i) There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection, assessment or reassessment of, any material Taxes due from the Company or any of its Subsidiaries for any taxable period and no request for any such waiver or extension is currently pending, (ii) no audit is pending or threatened in writing with respect to any material Taxes due from or with respect to the Company or any of its Subsidiaries, and (iii) no claim in writing has been made by any Governmental Authority in a jurisdiction where the Company and its Subsidiaries does not file Tax Returns that it is or may be subject to taxation by that jurisdiction.

(c) There are no Liens for Taxes upon the assets or properties of the Company or any of its Subsidiaries, except for Permitted Liens.

(d) Neither the Company nor any of its Subsidiaries has participated in any listed transaction within the meaning of Treasury Regulations Section 1.6011-4(b) (or any similar provision of state, local or non-U.S. Tax Law).

(e) The Company has not been a “controlled corporation” or a “distributing corporation” in any distribution occurring during the two-year period ending on the date hereof that was purported or intended to be governed by Section 355 of the Code.

(f) Neither the Company nor any of its Subsidiaries has any Liability for the Taxes of any Person (other than any of the Company or its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign Law), as a transferee, successor, by Contract (other than pursuant to any ordinary course Contract, the principal purpose of which does not relate to Taxes) or otherwise.

(g) Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of (i) any change in method of accounting adopted prior to the Closing for a taxable period ending on or prior to the Closing Date, (ii) any intercompany transaction or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any similar provision of state or local income Tax law), (iii) any installment sale or open transaction disposition made prior to the Closing, (iv) any item of deferred revenue, (v) any election under Section 965 of the Code, (vi) any prepaid amounts received prior to the Closing Date, or (vii) any agreement entered into with any Governmental Authority with respect to Taxes.

(h) Neither the Company nor any of its Subsidiaries has taken any action that could reasonably be expected to prevent the Transaction from qualifying for the Intended Tax Treatment. To the Knowledge of the Company, there are no facts or circumstances, other than any facts and circumstances to the extent that such facts and circumstances exist or arise as a result of or related to any act or omission occurring after the date of this Agreement of any Buyer Entity or any of its Affiliates not contemplated by this Agreement, that could reasonably be expected to prevent the Transaction from qualifying for the Intended Tax Treatment.

A-11

Section 3.16 Environmental Matters. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect:

(a) The Company and its Subsidiaries comply and have complied with all applicable Environmental Laws.

(b) The Company and its Subsidiaries possess all Permits required under Environmental Laws necessary for their respective operations as currently conducted, and are in compliance with such Permits, which are, and through the Closing Date shall remain, in full force and effect.

(c) Neither the Company nor any Subsidiary has received any written notice or request for information from any Governmental Authority or other third party related to any actual or alleged Liability under Environmental Law, including any investigatory, remedial or corrective obligations or otherwise pertaining to Hazardous Substances.

(d) To the Knowledge of the Company, as of the date of this Agreement, no condition exists on any property owned or operated by the Company and its Subsidiaries or any other location which has given rise to, or would reasonably be expected to give rise to, any Liability relating to environmental or Hazardous Substances matters or Environmental Laws.

(e) To the Knowledge of the Company, the Transactions do not require notice of, or approval from, any Governmental Authority under any Environmental Law.

Section 3.17 Intellectual Property; Data Privacy.

(a) Each of the Company and its Subsidiaries owns, is licensed to use, pursuant to valid, enforceable and binding Contracts, or otherwise has the right to use all Intellectual Property used, held for use or necessary for the operation of the business of the Company and its Subsidiaries (collectively, the “Company Intellectual Property”) free and clear of all Liens (other than Permitted Liens), except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Schedule 3.17(a) of the Seller Disclosure Letter sets forth a true and complete list of the following which are owned or purported to be owned by the Company or any of its Subsidiaries: (i) patents and patent applications, (ii) registered trademarks and applications therefor, (iii) registered copyrights and applications therefor, and (iv) domain name registrations ((i) - (iv), the “Company Registered IP”). Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Transactions do not and will not encumber, impair or extinguish any of the Company Intellectual Property.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) none of the Company Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries (“Company Owned Intellectual Property”) (A) has been adjudged invalid or unenforceable in whole or in part, or (B) is the subject of any cancellation or reexamination proceeding or any other proceeding challenging its ownership, use, registrability, validity and enforceability, and (ii) to the Knowledge of the Company, all Company Registered IP is subsisting, in full force and effect, and, to the Knowledge of the Company, valid and enforceable, and all renewal fees and other maintenance fees have been paid. There exist no material contractual restrictions on the disclosure, use, license or transfer of any Company Owned Intellectual Property.

A-12

(c) Except as set forth in Schedule 3.17(c) of the Seller Disclosure Letter, or as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the conduct of the business of the Company and its Subsidiaries does not infringe upon, misappropriate or otherwise violate, and has not, since the Company Incorporation Date infringed upon, misappropriated, or otherwise violated, the Intellectual Property rights of any Third Party and (ii) no Legal Action is pending, asserted in writing, or to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries that the conduct of the business of the Company or its Subsidiaries infringes upon, misappropriates or otherwise violates the Intellectual Property rights of any Third Party. To the Knowledge of the Company, no Person is infringing upon, misappropriating or otherwise violating, or has, since the Company Incorporation Date, infringed upon, misappropriated, or otherwise violated, any Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries.

(d) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries have taken reasonable steps in accordance with normal industry practice to maintain and protect the confidentiality of all Company Intellectual Property that is material to the business of the Company and its Subsidiaries and the value of which is contingent upon maintaining the confidentiality thereof. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, none of the Company Owned Intellectual Property that is material to the business of the Company and its Subsidiaries and the value of which is contingent upon maintaining the confidentiality thereof, has been disclosed other than to Third Parties that are bound by customary, written confidentiality agreements entered into in the ordinary course of business consistent with past practice and that are, to the Knowledge of the Company, valid and enforceable.

(e) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, all Persons who have contributed, developed or conceived any Company Owned Intellectual Property have done so pursuant to a valid and enforceable Contract (subject to enforceability exceptions for bankruptcy and insolvency and subject to principles of equity) that protects the confidential information of the Company and its Subsidiaries and assigns to the Company (or one of its Subsidiaries, as applicable) exclusive ownership of the Person’s contribution, development or conception, other than Intellectual Property excluded by Law or non-assignable moral rights.

(f) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Company and its Subsidiaries have sufficient rights to use all Software, including middleware, databases, and systems, information technology equipment, and associated documentation used or held for use in connection with the operation of the business of the Company and its Subsidiaries (“IT Assets”), (ii) in each case, the IT Assets operate and perform in all material respects in accordance with their documentation and functional specifications and are sufficient or configurable to effectively perform all operations necessary for the current operation of the business of the Company and its Subsidiaries, and all IT Assets are owned or licensed under valid licenses and operated by and are under the control of the Company and its Subsidiaries, (iii) the IT Assets have not materially malfunctioned or failed since the Company Incorporation Date, to the Knowledge of the Company, do not contain any viruses, bugs, faults or other devices or effects that (A) enable or assist any Person to access without authorization or disable or erase the IT Assets, or (B) otherwise materially adversely affect the functionality of the IT Assets, (iv) the Company and its Subsidiaries have taken commercially reasonable steps to provide for the remote-site back-up of data and information critical to the conduct of the business of the Company and its Subsidiaries and have in place commercially reasonable disaster recovery and business continuity plans, procedures and facilities, (v) no Person has gained unauthorized access to any IT Assets since the Company Incorporation Date, (vi) the Company and its Subsidiaries have maintained, continue to maintain, and caused their vendors to maintain, safeguards, security measures and procedures against the unauthorized access, disclosure, destruction, loss, or alteration of customer data or information (including any personal or device-specific information) in its possession or control that comply with any applicable contractual and legal requirements and meet industry standards, and (vii) the Company and its Subsidiaries have in place with the third-party owners and operators of all data centers which provide services related to the business of the Company and its Subsidiaries written agreements that ensure that such Third Parties adhere to and are in compliance with commercially reasonable standards and requirements.

A-13

(g) Each of the Company and its Subsidiaries is in compliance in all material respects with all applicable Laws pertaining to (i) data security, cybersecurity, privacy, and (ii) the collection, storage, use, access, disclosure, processing, security, and transfer of personal data, to the extent that it is subject to same. Except as set forth in Schedule 3.17(g) of the Seller Disclosure Letter, the Company Entities do not have any premises, employees or tangible assets, and does not conduct any business activities, in any country other than the United States.

Section 3.18 Company Assets; Real Property; Personal Property.

(a) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Company and its Subsidiaries have good and marketable title to, or have a valid and enforceable right to use or a valid and enforceable leasehold interest in, all real property (including all buildings, fixtures and other improvements thereto) used by the business of the Company and its Subsidiaries (the “Company Real Property”) and (ii) the ownership of or leasehold interest in any Company Real Property is not subject to any Lien (except in all cases for Permitted Liens). Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has leased, subleased, licensed, sublicensed or otherwise granted to any Person the right to use or occupy any Company Real Property or any portion thereof, other than the right of Buyer pursuant to this Agreement, there are no outstanding options, rights of first offer or rights of first refusal to purchase any Company Real Property or any portion thereof or interest therein, and except for this Agreement, neither the Company nor any of its Subsidiaries is a party to any Contract to sell, transfer, or encumber any Company Real Property.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, each of the material leases, subleases and other agreements under which the Company or any of its Subsidiaries use or occupy or have the right to use or occupy, now or in the future, any material real property (the “Company Real Property Leases”) is valid and binding (except as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles), and no termination event or condition or uncured default on the part of the Company or its Subsidiaries exists under any Company Real Property Lease.

(c) Schedule3.18(c) of the Seller Disclosure Letter set forth a true and complete list of the Company Assets and except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Company and its Subsidiaries have good and marketable title to, or a valid and enforceable leasehold interest in, all Company Assets and (ii) none of the Company’s or any of its Subsidiaries’ ownership of or leasehold interest in any such Company Assets is subject to any Liens (except in all cases for Permitted Liens).

A-14

Section 3.19 Permits; Compliance with Law.

(a) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, each of the Company and its Subsidiaries is in possession of all material franchises, grants, authorizations, licenses, easements, variances, exceptions, consents, certificates, approvals, waivers, notices, and other permits of any Governmental Authority (“Permits”) necessary for each of the Company and its Subsidiaries to own, lease and operate their respective properties and assets or to carry on their respective business as it is now being conducted (collectively, the “Company Permits”). All such Company Permits are in full force and effect in all material respects and no suspension or cancellation of any of the Company Permits is pending or, to the Knowledge of the Company, has been threatened in writing against the Company or any of its Subsidiaries.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, each of the Company and its Subsidiaries has at all times since the Company Incorporation Date been in compliance in all material respects with (i) all Laws applicable to the Company or such Subsidiary or by which any of the Company Assets is bound and (ii) all Laws applicable to, and the terms and conditions of, any Company Permits.

Section 3.20 Regulatory Matters.

(a) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Company and its Subsidiaries currently conduct, and have at all times since the Company Incorporation Date, conducted their respective businesses in compliance with all Laws applicable to their respective operations, activities or services and any Orders to which they are a party or are subject, including any settlement agreements or corporate integrity agreements, (ii) except for routine matters arising in the ordinary course of business, none of the Company or any of its Subsidiaries has received any written notice, citation, suspension, revocation, limitation, warning, or request for repayment or refund issued by a Governmental Authority which alleges or asserts that the Company or any of its Subsidiaries has violated any Laws or which requires or seeks to adjust, modify or alter the Company’s or any of its Subsidiary’s operations, activities, services or financial condition that has not been fully and finally resolved to the Governmental Authority’s satisfaction without further Liability to the Company and its Subsidiaries and (iii) there are no restrictions imposed by any Governmental Authority upon the Company’s or any of its Subsidiaries’ business, activities or services which would restrict or prevent the Company or any of its Subsidiaries from operating as it currently operates.

(b) As of the date of this Agreement, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company and each of its Subsidiaries and (ii) to the Knowledge of the Company, all of their respective directors, officers, agents and employees, are in compliance with, to the extent applicable, all Laws arising out of their employment or board relationship with the Company.

Section 3.21 Transactions with Affiliates. There are no transactions, arrangements or Contracts between the Company or any Subsidiary of the Company, on the one hand, and any stockholder, officer, director, or Affiliate (other than the Company and its Subsidiaries) of the Company, on the other hand, other than employment relationships, equity arrangements and compensation, benefits, travel advances and employee loans in the ordinary course of business.

Section 3.22 Insurance. Except as set forth in Schedule3.22 of the Seller Disclosure Letter, the Company and its Subsidiaries are covered by valid and currently effective insurance policies and all premiums payable under such policies have been duly paid to date.

Section 3.23 Brokers. Except as set forth in Schedule3.23 of the Seller Disclosure Letter, no broker, finder, adviser or investment banker is entitled to any brokerage, success, finder’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company or any of its Subsidiaries.

A-15

Article IV. REPRESENTATIONS AND WARRANTIES OF BUYER

Except as (i) set forth in the corresponding sections of the disclosure letter delivered by Buyer to the Seller before the execution of this Agreement (the “Buyer Disclosure Letter”), it being agreed that disclosure of any item in any section of the Buyer Disclosure Letter (whether or not an explicit cross reference appears) shall be deemed to be disclosure with respect to any other section to which the relevance of such item is reasonably apparent or (ii) disclosed in any of the Buyer SEC Reports (excluding all disclosures included in the Buyer SEC Reports contained under the headings “Risk Factors,” “Disclosure Regarding Forward Looking Statements” or “Quantitative and Qualitative Disclosures about Market Risk”, or in any other sections to the extent such disclosures are prospective or forward-looking statements or cautionary, predictive or forward-looking in nature); provided, that nothing disclosed in the Buyer SEC Reports shall be deemed to be a qualification of, or modification to, the representations and warranties set forth in Section 4.01, Section 4.02, Section 4.03, Section 4.04, Section 4.05, Section 4.09, and Section4.24, Buyer represents and warrants to Seller that:

Section 4.01 Organization and Power. Buyer is duly organized, validly existing and in good standing under the Law of its jurisdiction of organization. Buyer has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as now conducted. Each of the Subsidiaries of Buyer has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as now conducted, except where the failure to have such requisite power or authority would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect. Buyer and its Subsidiaries are duly qualified to do business as a foreign corporation, limited liability company or other legal entity and is in good standing in each jurisdiction where such qualification is necessary, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect.

Section 4.02 Governmental Authorizations. Assuming that the representations and warranties of Seller contained in Section 3.04 are true and correct, the execution, delivery and performance of this Agreement by Buyer and the consummation by Buyer of the Transactions do not and will not require any Governmental Authorizations, other than:

(a) any filing with the Securities and Exchange Commission (the “SEC”) in connection with the Transactions or as may be necessary to comply with Nasdaq rules and regulations;

(b) any other filings or reports that may be required in connection with this Agreement and the Transactions under the Exchange Act or state securities Laws or “blue sky” Laws; and

(c) such other Governmental Authorizations, where the failure to obtain such Governmental Authorizations would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect.

Section 4.03 Corporate Authorization. Buyer has all necessary corporate power and authority to enter into this Agreement and, subject to the receipt of Buyer Vote, to consummate the Transactions. The Buyer Board has unanimously (a) approved and declared advisable this Agreement, the Transactions, (b) declared that it is in the best interests of the stockholders of Buyer that Buyer enter into this Agreement and consummate the Transactions on the terms and subject to the conditions set forth in this Agreement, and (c) directed that the adoption of this Agreement be submitted to a vote at a meeting of the stockholders of Buyer. The execution, delivery and performance of this Agreement by Buyer and, assuming that the Requisite Buyer Vote is received, the consummation by Buyer of the Transactions have been duly and validly authorized by all necessary corporate action on the part of Buyer. This Agreement has been duly and validly executed and delivered by Buyer and constitutes a legal, valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles).

A-16

Section 4.04 Non-Contravention. The execution, delivery and performance of this Agreement by Buyer and the consummation of the Transactions do not and will not (a) contravene or conflict with, or result in any violation or breach of, any provision of (i) Buyer Organizational Documents or (ii) the comparable organizational or governing documents of any of the Subsidiaries of Buyer, (b) contravene or conflict with, or result in any material violation or breach of, any Law applicable to any of Buyer or any of its Subsidiaries or by which any Buyer Assets are bound, assuming that all Governmental Authorizations described in Section 4.02 have been obtained or made, (c) result in any violation, termination, acceleration of any material obligation, cancellation or breach of, or constitute a default (with or without notice or lapse of time or both) or require any notice or consent under, any Buyer Material Contracts or Buyer Real Property Leases to which Buyer or any of its Subsidiaries is a party or by which any Buyer Assets are bound or (d) result in the creation of any Liens (other than Permitted Liens) upon any of Buyer Assets, except, in the case of clauses (c) and (d), as would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect.

Section 4.05 Capitalization.

(a) As of the date of this Agreement, Buyer’s authorized capital stock consists solely of (i) 100,000,000 shares of Buyer Common Stock, and (ii) 2,975,000 shares of Buyer Preferred Stock. As of the date of this Agreement, Buyer’s capitalization table is as set out in Section 4.05(a) of the Buyer Disclosure Letter.

(b) Except as set forth in Section 4.05(a), or to the extent expressly permitted under Section 5.02 (including as required by applicable Law), (i) there are no outstanding shares of capital stock of Buyer (subject to any exercise of Buyer Stock Options after the date of this Agreement each in accordance with their terms) and (ii) there are no outstanding subscriptions, options, warrants, calls, convertible securities, rights of first refusal, preemptive rights, or other similar rights, agreements or commitments (other than this Agreement) relating to the issuance or acquisition of capital stock to which any of Buyer and its Subsidiaries is a party obligating Buyer and its Subsidiaries to (A) issue, transfer or sell any shares of capital stock or other equity interests of any of Buyer and its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests or (B) grant, extend or enter into any such subscription, option, warrant, call, convertible securities or other similar right, agreement or arrangement, (C) redeem, repurchase or otherwise acquire any such shares of capital stock or other equity interests, or (D) provide an amount of funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in Buyer or any of its Subsidiaries or any other Person.

(c) All outstanding shares of Buyer Common Stock have been duly authorized and are validly issued, fully paid and non-assessable and not subject to any pre-emptive rights. All outstanding shares of Buyer Common Stock and Buyer Stock Options were offered, sold and issued in compliance in all material respects with applicable securities Laws and were not issued in violation in any material respect of (i) Buyer Organizational Documents applicable to Buyer or (ii) any Contract.

(d) Each outstanding share of capital stock or other equity interests of each Subsidiary of Buyer is duly authorized, validly issued, fully paid and non-assessable, in each case, to the extent such concepts are applicable to such capital stock or other equity interests, and not subject to any pre-emptive rights.

A-17

(e) Except as set forth in this Section 4.05, there are no outstanding contractual obligations of Buyer or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock of Buyer, including shares of Buyer Common Stock, or capital stock of any Subsidiary of Buyer.

(f) There are no voting trusts, proxies or similar agreements, arrangements or commitments to which Buyer or any of its Subsidiaries is a party with respect to the voting of any shares of capital stock of Buyer or any of its Subsidiaries. There are no bonds, debentures, notes or other instruments of indebtedness of Buyer or any of its Subsidiaries that entitle the holder of such instruments of indebtedness to vote together with stockholders of Buyer on any matters with respect to Buyer or any of its Subsidiaries.

(g) Section 4.05(g) of Buyer Disclosure Letter sets forth a list of all Persons who, as of the date hereof, hold Buyer Stock Options, indicating, with respect to each such holder, the number of shares of Buyer Common Stock subject to such option, the exercise price of each Buyer Stock Option and the date of grant.

Section 4.06 SEC Filings and the Sarbanes-Oxley Act. Buyer has filed with or furnished to the SEC (subject to extensions pursuant to Exchange Act Rule 12b-25) each report, statement, schedule, form, certification or other document (including exhibits and all other information incorporated therein) or filing required by applicable Law to be filed with or furnished by Buyer to the SEC in a timely manner. No Subsidiary of Buyer is required to file or furnish any report, statement, schedule, form, registration statement, proxy statement, certification or other document with, or make any other filing with, or furnish any other material to, the SEC.

Section 4.07 Financial Statements. The audited consolidated financial statements and unaudited consolidated interim financial statements of Buyer and its consolidated Subsidiaries included in the Buyer SEC Reports:

(a) complied in all material respects with applicable accounting requirements and the rules and regulations of the SEC;

(b) were prepared in accordance with GAAP applied on a consistent basis (except as may be indicated in the notes to those financial statements); and

(c) fairly presented in all material respects the consolidated financial position of Buyer and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end adjustments and the absence of notes). Buyer maintains and since December 31, 2021, has maintained disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the Exchange Act. Such disclosure controls and procedures are reasonably designed and reasonably effective to ensure that all information (both financial and non-financial) relating to Buyer and its Subsidiaries required to be disclosed in Buyer’s periodic reports under the Exchange Act is made known to Buyer’s principal executive officer and its principal financial officer by others within Buyer or any of its Subsidiaries, and such disclosure controls and procedures are effective in timely alerting Buyer’s principal executive officer and its principal financial officer to such information required to be included in Buyer’s periodic reports required under the Exchange Act. Buyer maintains a system of “internal control over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) reasonably sufficient (i) to provide reasonable assurance (A) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP consistently applied, (B) that transactions are executed only in accordance with the authorization of management, and (C) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of Buyer’s properties or assets that could have a material effect on the financial statements and (ii) such that all material information is accumulated and communicated to its management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act.

A-18

Section 4.08 Undisclosed Liabilities As of the date of this Agreement, except as set forth in Section 4.08 of the Buyer Disclosure Letter, there are no Liabilities of Buyer or any of its Subsidiaries, individually or in the aggregate, that are required to be recorded or reflected on a balance sheet prepared in accordance with GAAP, other than:

(a) Liabilities reflected or reserved against in the consolidated balance sheet of Buyer and its consolidated Subsidiaries as of the Balance Sheet Date or the footnotes thereto set forth in the Buyer SEC Reports;

(b) Liabilities incurred since the Balance Sheet Date in the ordinary course of business (none of which is a Liability for tort, breach of contract or environmental Liability);

(c) Liabilities incurred in connection with the Transactions or as permitted or contemplated expressly by this Agreement; and

(d) Liabilities that would not, individually or in the aggregate, reasonably be expected to be material to Buyer and its Subsidiaries.

Section 4.09 Absence of Certain Changes. Except as otherwise expressly contemplated or required by this Agreement, or as set forth in Section 4.09 of the Buyer Disclosure Letter, since the Balance Sheet Date to the date of this Agreement, (a) the business of Buyer and each of its Subsidiaries has been conducted, in all material respects, in the ordinary course of business, (b) there has not been any Buyer Material Adverse Effect and (c) there has not been or occurred any event, condition, action or effect that, if taken during this period, would constitute a breach of Section 5.02.

Section 4.10 Litigation. Except as set forth in Section 4.10 of the Buyer Disclosure Letter, from the Balance Sheet Date through the date of this Agreement, (a) there are no Legal Actions pending or, to the Knowledge of Buyer, threatened against Buyer or any of its Subsidiaries or any of their assets or properties that would, individually or in the aggregate, reasonably be expected to be material to Buyer and its Subsidiaries and (b) there are no Orders outstanding against Buyer and its Subsidiaries or any of their assets or properties that would, individually or in the aggregate, reasonably be expected to be material to Buyer and its Subsidiaries.

Section 4.11 Material Contracts.

(a) Section 4.11 of the Buyer Disclosure Schedule sets forth a list of each of the following Contracts to which, as of the date of this Agreement, Buyer and its Subsidiaries is a party (each, a “Buyer Material Contract”):

(i) any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC as determined as of the date of this Agreement, other than those agreements and arrangements described in Item 601(b)(10)(iii)) with respect to Buyer;

(ii) each Contract (A) not to (or otherwise restricting or limiting the ability of Buyer and its Subsidiaries to) compete in any line of business or geographic area or (B) to restrict the ability of Buyer and its Subsidiaries to conduct business in any geographic area;

A-19

(iii) each Contract (other than any Buyer Benefit Plan) providing for or resulting in payments by Buyer and its Subsidiaries that exceeded annual payments by Buyer or any of its Subsidiaries that exceed $1,000,000;

(iv) all Contracts granting to any Person an option or a first refusal, first offer or similar preferential right to purchase or acquire any material Buyer Assets;

(v) all material Contracts (A) for the granting or receiving of a license, sublicense or franchise (in each case, including any such Contracts relating to any Intellectual Property) providing for or resulting in a payment in excess of $1,000,000 per year or (B) under which any Person is obligated to pay or has the right to receive a royalty, license fee, franchise fee or similar payment in which it is reasonably expected to pay or receive a royalty, license fee, franchise fee or similar payment in excess of $1,000,000, in each case of clause (A) and (B), other than agreements with employees, non-exclusive licenses granted to Buyer’s or its Subsidiaries’ customers, and non-exclusive licenses to commercially available, off-the-shelf Software that have been granted on standardized, generally available terms;

(vi) all partnership, joint venture or other similar agreements or arrangements;

(vii) any agreement with any director, officer or stockholder of Buyer or any Subsidiary that is required to be described under Item 404 of Regulation S-K of the SEC in the Buyer SEC Reports;

(viii) any agreement relating to indebtedness for borrowed money or the deferred purchase price of property (in either case, whether incurred, assumed, guaranteed or secured by any asset), except any such agreement with an aggregate outstanding principal amount not exceeding $5,000,000;

(ix) any agreement for the disposition or acquisition by Buyer and its Subsidiaries, with material obligations of Buyer and its Subsidiaries (other than confidentiality obligations) remaining to be performed or material Liabilities of Buyer and its Subsidiaries continuing after the date of this Agreement, of any material business or any material amount of assets other than in the ordinary course of business;

(x) any agreement restricting or limiting the payment of dividends or the making of distributions to stockholders, including intercompany dividends or distributions other than such restrictions or limitations that are required by applicable Law; and

(xi) all material agreements with any Governmental Authority.

(b) Each Buyer Material Contract is a valid and binding agreement of Buyer or its applicable Subsidiary, except where the failure to be valid and binding would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect. Except as would not, be material to Buyer, (i) neither Buyer or such Subsidiary nor, to the Knowledge of Buyer, any other party, is in breach of or default under any such Buyer Material Contract, (ii) as of the date of this Agreement, there are no material disputes with respect to any such Buyer Material Contract and (iii) as of the date of this Agreement, no party under any Buyer Material Contract has given written notice of its intent to terminate or otherwise seek a material amendment to such Buyer Material Contract.

A-20

Section 4.12 Benefit Plans.

(a) Section 4.12(a) of the Buyer Disclosure Letter lists all material Buyer Benefit Plans. For purposes of this Agreement a “Buyer Benefit Plan” is, whether or not written, (i) any “employee benefit plan” within the meaning of Section 3(3) of ERISA, (ii) any compensation, stock purchase, stock option, equity or equity-based compensation, severance, employment, consulting, change-of-control, bonus, incentive, deferred compensation and other employee benefit plan, agreement, program or policy, whether or not subject to ERISA, (iii) any plan, agreement, program or policy providing vacation benefits, insurance (including any self-insured arrangements), medical, dental, vision or prescription benefits, disability or sick leave benefits, life insurance, employee assistance program, workers’ compensation, supplemental unemployment benefits and post-employment or retirement benefits (including compensation, pension or insurance benefits) or (iv) any loan to or for the benefit of an officer of Buyer or any of its Subsidiaries, in each case (A) under which any current or former director, officer, employee or independent contractor of Buyer or any of its Subsidiaries has any right to benefits or (B) which are maintained, sponsored or contributed to by Buyer or any of its Subsidiaries or to which Buyer or any of its Subsidiaries makes or is required to make contributions or with respect to which Buyer or any of its Subsidiaries has any material Liability.

(b) With respect to each material Buyer Benefit Plan, if applicable, Buyer has made available to the Company true and complete copies of (i) the plan document and any amendments thereto and for any unwritten plan, a summary of the material terms, (ii) the most recent summary plan description, (iii) the most recent annual report on Form 5500 (including all schedules), (iv) the most recent annual audited financial statements, (v) if the Buyer Benefit Plan is intended to qualify under Section 401(a) of the Code, the most recent determination or opinion letter received from the IRS and (vi) any related trust or funding agreements or insurance policies and (vii) all material non-routine correspondence with respect to any Company Benefit Plan with a Governmental Authority.

(c) Neither Buyer, nor any of its Subsidiaries nor any of their respective ERISA Affiliates maintains, sponsors, administers or contributes to (or is required to sponsor, maintain, administer or contribute to), or has within the preceding six years maintained, sponsored or contributed to, or has any Liability under or with respect to, (i) any employee benefit plan subject to Section 412 or Section 430 of the Code or Title IV of ERISA, (ii) any multiemployer plan (as defined in Section 3(37) of ERISA and 4001(a)(3) of ERISA), (iii) any multiple employer plan (within the meaning of Section 210 of ERISA or Section 413(c) of the Code) or that is or has been subject to Section 4063 or 4064 of ERISA, or (iv) any multiple employer welfare arrangement (as defined in Section 3(40)(A) of ERISA). Neither Buyer nor any of its Subsidiaries has any Liability as a result of any time being considered a single employer with any other Person under Section 414 of the Code. No Buyer Benefit Plan is a voluntary employee benefit association under Section 501(a)(9) of the Code. Neither Buyer, nor any of its Subsidiaries nor any of their respective ERISA Affiliates has engaged in any transaction described in sections 4069 or 4212(c) of ERISA or to which Section 4204 of ERISA applied.

(d) Each Buyer Benefit Plan is in compliance in all material respects with all applicable requirements of ERISA, the Code and other applicable Laws and has been administered in all material respects in accordance with its terms and such Laws. With respect to each Buyer Benefit Plan that is intended to qualify under Section 401(a) of the Code, (i) such Buyer Benefit Plan has received a favorable determination or opinion letter has been issued by the IRS with respect to such qualification, (ii) its related trust has been determined to be exempt from taxation under Section 501(a) of the Code and (iii) to the Knowledge of Buyer, no event has occurred since the date of such qualification or exemption that would reasonably be expected to adversely affect such qualification or exemption.

A-21

(e) Neither Buyer nor any of its Subsidiaries has any current or projected Liability with respect to, and no Buyer Benefit Plan provides, health, medical, life insurance or death benefits to current or former employees or other individual service providers of Buyer or any of its Subsidiaries beyond their retirement or other termination of service, other than coverage mandated by COBRA or Section 4980B of the Code, or any similar state group health plan continuation Law, the cost of which is fully paid by such current or former employees or other individual service providers or their dependents. No Buyer Benefit Plan is maintained (or governed by the Laws) outside of the United States or provides benefits to any service provider who is based or provides substantial services (in whole or in part) outside of the United States.

(f) The execution and delivery of this Agreement and the consummation of the Transactions will not (either alone or in combination with another event) (i) result in any payment from Buyer or any of its Subsidiaries becoming due, or increase the amount of any compensation due, to any current or former employee, director or independent contractor of Buyer or any of its Subsidiaries, (ii) increase any benefits otherwise payable under any Buyer Benefit Plan, (iii) result in the acceleration of the time of payment, vesting of any compensation or benefits or forgiveness of indebtedness with respect to any current or former employee, director or independent contractor of Buyer or any of its Subsidiaries, (iv) result in any funding, through a grantor trust or otherwise, of any compensation or benefits to any current or former employee, director or independent contractor of Buyer or any of its Subsidiaries under any Buyer Benefit Plan, (v) cause any amount to fail to be deductible by reason of Section 280G of the Code or be characterized as an “excess parachute payment” (as such term is defined in Section 280G(b)(1) of the Code) or (vi) result in any breach or violation of or default under or limit Buyer’s right to amend, modify or terminate any Buyer Benefit Plan.

(g) Each Buyer Benefit Plan is, and has been at all times since December 31, 2020, in compliance in all material respects with Section 409A of the Code. No person is entitled to any gross-up, make-whole or other additional payment from Buyer or any of its Subsidiaries in respect of any Tax (including taxes imposed under Section 4999 or 409A of the Code).

(h) Since December 31, 2020, there have been no pending, or, to the Knowledge of Buyer, threatened, material claims, investigations, audits or litigation against or involving any Buyer Benefit Plan, other than ordinary claims for benefits by participants and beneficiaries.

(i) Each Buyer Benefit Plan can be terminated at any time for any or no reason by Buyer and its Subsidiaries without any past, present or future Liability or obligation to Buyer or any of its Subsidiaries (other than solely administrative expenses related to such termination). No consents, approvals or other actions of any Third Party (other than solely administrative processes) are required to effect the actions contemplated by the Separation Agreement with respect to the Buyer Benefit Plans.

Section 4.13 Labor Relations.

(a) (i) No employee of Buyer or any of its Subsidiaries is represented by a union and, to the Knowledge of Buyer, no union organizing efforts are currently being conducted, (ii) neither Buyer nor any of its Subsidiaries is a party to, and is not currently negotiating any entry into, any collective bargaining agreement or other labor Contract, and (iii) no strike, picket, work stoppage, work slowdown or other organized labor dispute exists in respect of Buyer or any of its Subsidiaries.

(b) The Buyer and its Subsidiaries are and has been since December 31, 2020, in compliance in all material respects with all federal, state, local and foreign Laws regarding labor, employment and employment practices, including but not limited to all Laws relating to: (i) the hiring, promotion, assignment and termination of employees (including but not limited to timing and usage of employment applications, drug testing and pre-employment testing); (ii) discrimination; (iii) harassment; (iv) retaliation; (v) equal employment opportunities; (vi) disability; (vii) labor relations; (viii) wages and hours; (ix) the FLSA; (x) hours of work; (xi) payment of wages (including but not limited to the timing of payments, recordkeeping and reporting of wages to employees); (xii) immigration; (xiii) workers’ compensation; (xiv) employee benefits; (xv) background and credit checks; (xvi) working conditions; (xvii) occupational safety and health; (xviii) family and medical leave; (xix) classification of employees; (xx) unfair competition/noncompetition; (xxi) any bargaining or other obligations under the National Labor Relations Act; and (xxii) COVID-19.

A-22

(c) Neither Buyer nor any of its Subsidiaries has incurred any material Liability or obligation under the WARN Act that remains unsatisfied.

(d) Since December 31, 2020, (i) no allegations of sexual harassment, other sexual misconduct or race discrimination have been made against any employee with the title of vice president or above (or equivalent title based on role, responsibility or pay grade) of Buyer or any of its Subsidiaries through Buyer’s anonymous employee hotline or any formal human resources communication channels at Buyer or any of its Subsidiaries, and (ii) there are no claims, suits, actions or other legal proceeding against Buyer or any of its Subsidiaries or, to Buyer’s Knowledge, investigations pending or threatened related to any allegations of sexual harassment, other sexual misconduct or race discrimination by any employee with the title of vice president or above (or equivalent title based on role, responsibility or pay grade) Buyer or any of its Subsidiaries. Since December 31, 2020, neither Buyer nor any of its Subsidiaries has entered into any settlement agreements related to allegations of sexual harassment, other sexual misconduct or race discrimination by any employee with the title of vice president or above (or equivalent title based on role, responsibility or pay grade) of Buyer or any of its Subsidiaries.

(e) There are no pending or, to Buyer’s Knowledge, threatened claims, suits, actions or other legal proceeding against Buyer or any of its Subsidiaries brought by or on behalf of any applicant for employment, any current or former employees or other individual service providers of Buyer or any of its Subsidiaries, any current or former leased employee, intern, volunteer or “temp” of Buyer or any of its Subsidiaries, or any person alleging to be a current or former employee, or any group or class of the foregoing, or any Governmental Authority, alleging: (i) violation of any labor or employment Laws; (ii) breach of any collective bargaining agreement; (iii) breach of any express or implied contract of employment; (iv) wrongful termination of employment; or (v) any other discriminatory, wrongful or tortious conduct in connection with any employment relationship, including before the Equal Employment Opportunity Commission.

(f) Since December 31, 2020, all individuals who perform or have performed services for Buyer or any of its Subsidiaries have been properly classified under applicable Law in all material respects (i) as employees or individual independent contractors and (ii) for employees, as an “exempt” employee or a “non-exempt” employee (within the meaning of the FLSA and state Law), and no such individual has been improperly included or excluded from any Buyer Benefit Plan, and neither Buyer nor any of its Subsidiaries has notice of any pending or, to Buyer’s Knowledge, threatened inquiry or audit from any Governmental Authority concerning any such classifications.

(g) Since December 31, 2020, no executive officer has terminated employment with Buyer, and no executive officer intends to terminate employment with Buyer or is otherwise likely to become unavailable to continue as an executive officer of Buyer.

Section 4.14 Taxes.

(a) (i) All income and other material Tax Returns required to be filed by or with respect to Buyer and its Subsidiaries have been timely filed (taking into account all applicable extensions), and all such Tax Returns are true, complete and correct in all material respects, (ii) the Buyer and its Subsidiaries have fully and timely paid (or have had paid on their behalf) all material Taxes due and payable (whether or not shown to be due on any Tax Return) and have made adequate provision in accordance with GAAP for all material Taxes not yet due and payable in the most recent financial statements contained in the Buyer SEC Reports, and (iii) the Buyer and its Subsidiaries have complied in all material respects with all applicable Laws relating to the withholding and payment over to the appropriate Governmental Authority of all Taxes required to be withheld by the Company and its Subsidiaries.

A-23

(b) (i) There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection, assessment or reassessment of, any material Taxes due from the Buyer and its Subsidiaries for any taxable period and no request for any such waiver or extension is currently pending, (ii) no audit is pending or threatened in writing with respect to any material Taxes due from or with respect to the Buyer and its Subsidiaries, (iii) no claim in writing has been made by any Governmental Authority in a jurisdiction where the Buyer and its Subsidiaries do not file Tax Returns that it is or may be subject to taxation by that jurisdiction, and (iv) all material deficiencies for Taxes asserted or assessed in writing against the Buyer and its Subsidiaries have been fully and timely paid or properly reflected under GAAP in the most recent financial statements contained in the Buyer SEC Reports.

(c) There are no Liens for Taxes upon the assets or properties of the Buyer and its Subsidiaries, except for Permitted Liens.

(d) Neither the Buyer nor any of its Subsidiaries has participated in any listed transaction within the meaning of Treasury Regulations Section 1.6011-4(b) (or any similar provision of state, local or non-U.S. Tax Law).

(e) The Buyer has not been a “controlled corporation” or a “distributing corporation” in any distribution occurring during the two-year period ending on the date hereof that was purported or intended to be governed by Section 355 of the Code.

(f) Neither the Buyer and its Subsidiaries has any Liability for the Taxes of any Person (other than any of the Buyer and its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign Law), as a transferee, successor, by Contract (other than pursuant to any ordinary course Contract, the principal purpose of which does not relate to Taxes) or otherwise.

(g) Neither the Buyer nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of (i) any change in method of accounting adopted prior to the Closing for a taxable period ending on or prior to the Closing Date, (ii) any intercompany transaction or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any similar provision of state or local income Tax law), (iii) any installment sale or open transaction disposition made prior to the Closing, (iv) any item of deferred revenue, (v) any election under Section 965 of the Code, (vi) any prepaid amounts received prior to the Closing Date, or (vii) any agreement entered into with any Governmental Authority with respect to Taxes.

(h) Neither the Buyer nor any of its Subsidiaries has taken any action that could reasonably be expected to prevent the Transaction from qualifying for the Intended Tax Treatment. To the Knowledge of the Buyer and its Subsidiaries, there are no facts or circumstances, other than any facts and circumstances to the extent that such facts and circumstances exist or arise as a result of or related to any act or omission occurring after the date of this Agreement of the Company or any of its Affiliates not contemplated by this Agreement, that could reasonably be expected to prevent the Transaction from qualifying for the Intended Tax Treatment.

A-24

Section 4.15 Environmental Matters.

(a) Buyer and its Subsidiaries comply and have complied with all applicable Environmental Laws, in all material respects;

(b) Buyer and its Subsidiaries possess all material Permits required under Environmental Laws necessary for their respective operations as currently conducted, and are in compliance with such Permits, which are, and through the Closing Date shall remain, in full force and effect;

(c) Neither Buyer nor any Subsidiary has received any notice or request for information from any Governmental Authority or other Third Party related to any actual or alleged Liability under Environmental Law, including any investigatory, remedial or corrective obligations or otherwise pertaining to Hazardous Substances;

(d) To the Knowledge of Buyer, no condition exists on any property owned or operated by Buyer and its Subsidiaries or any other location which has given rise to, or would reasonably be expected to give rise to, any Liability relating to environmental or Hazardous Substances matters or Environmental Laws; and

(e) To the Knowledge of Buyer, the Transactions do not require notice of, or approval from, any Governmental Authority under any Environmental Law.

Section 4.16 Intellectual Property.

(a) Each of the Buyer and its Subsidiaries owns, is licensed to use, pursuant to valid, enforceable and binding Contracts, or otherwise has the right to use all Intellectual Property used, held for use or necessary for the operation of the business of the Buyer and its Subsidiaries (collectively, the “Buyer Intellectual Property”) free and clear of all Liens (other than Permitted Liens), except as would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect. Section 4.16(a) of the Buyer Disclosure Letter sets forth a true and complete list of the following which are owned or purported to be owned by the Buyer or any of its Subsidiaries: (i) patents and patent applications, (ii) registered trademarks and applications therefor, (iii) registered copyrights and applications therefor, and (iv) domain name registrations ((i) - (iv), the “Buyer Registered IP”). Except as would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect, the execution, delivery and performance of this Agreement by the Buyer and the consummation by Buyer of the Transactions do not and will not encumber, impair or extinguish any of the Buyer Intellectual Property.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect, none (i) of the Buyer Intellectual Property owned or purported to be owned by the Buyer or any of its Subsidiaries (“Buyer Owned Intellectual Property”) (A) has been adjudged invalid or unenforceable in whole or in part, or (B) is the subject of any cancellation or reexamination proceeding or any other proceeding challenging its ownership, use, registrability, validity and enforceability, and (ii) to the Knowledge of Buyer, all Buyer Registered IP is subsisting, in full force and effect, and, to the Knowledge of Buyer, valid and enforceable, and all renewal fees and other maintenance fees have been paid. There exist no material contractual restrictions on the disclosure, use, license or transfer of any Buyer Owned Intellectual Property.

(c) (i) To the Knowledge of the Buyer, the conduct of the business of the Buyer and its Subsidiaries does not infringe upon, misappropriate or otherwise violate, and has not, since December 31, 2020 infringed upon, misappropriated, or otherwise violated, the Intellectual Property rights of any Third Party, (ii) no Legal Action is pending, asserted in writing, or to the Knowledge of Buyer, threatened against the Buyer or any of its Subsidiaries that the conduct of the business of the Buyer or any of its Subsidiaries infringes upon, misappropriates or otherwise violates the Intellectual Property rights of any Third Party and (iii) to the Knowledge of Buyer, no Person is infringing upon, misappropriating or otherwise violating, or has, since December 31, 2020, infringed upon, misappropriated, or otherwise violated, any Intellectual Property owned by the Buyer or any of its Subsidiaries.

A-25

(d) Except as would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect, all Persons who have contributed, developed or conceived any Buyer Owned Intellectual Property have done so pursuant to a valid and enforceable Contract (subject to enforceability exceptions for bankruptcy and insolvency and subject to principles of equity) that protects the confidential information of the Buyer and its Subsidiaries and assigns to Buyer (or one of its Subsidiaries, as applicable) exclusive ownership of the Person’s contribution, development or conception, other than Intellectual Property excluded by Law or non-assignable moral rights.

(e) Except as would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect, (i) Buyer and its Subsidiaries have sufficient rights to use all of the IT Assets used or held for use in connection with the operation of the business of Buyer and its Subsidiaries, (ii) in each case, the IT Assets operate and perform in all material respects in accordance with their documentation and functional specifications and are sufficient or configurable to effectively perform all operations necessary for the current operation of the business of Buyer and its Subsidiaries, and all IT Assets are owned or licensed under valid licenses and operated by and are under the control of the Company and its Subsidiaries, (iii) Buyer and its Subsidiaries have maintained, continue to maintain, and caused their vendors to maintain, safeguards, security measures and procedures against the unauthorized access, disclosure, destruction, loss, or alteration of customer data or information (including any personal or device-specific information) in its possession or control that comply with any applicable contractual and legal requirements and meet industry standards, and (iv) Buyer and its Subsidiaries have in place with the third-party owners and operators of all data centers which provide services related to the business of Buyer and its Subsidiaries written agreements that ensure that such Third Parties adhere to and are in compliance with commercially reasonable standards and requirements.

Section 4.17 Real Property; Personal Property.

(a) (i) The Buyer and its Subsidiaries have good and marketable title to, or have a valid and enforceable right to use or a valid and enforceable leasehold interest in, all real property (including all buildings, fixtures and other improvements thereto) used by the business of the Buyer and its Subsidiaries (the “Buyer Real Property”) and (ii) except as would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect, the ownership of or leasehold interest in any Buyer Real Property is not subject to any Lien (except in all cases for Permitted Liens). Except as would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect, neither Buyer nor any of its Subsidiaries has leased, subleased, licensed, sublicensed or otherwise granted to any Person the right to use or occupy any Buyer Real Property or any portion thereof, other than the right of the Company pursuant to this Agreement, there are no outstanding options, rights of first offer or rights of first refusal to purchase any Buyer Real Property or any portion thereof or interest therein, and except for this Agreement, neither the Company nor any of its Subsidiaries is a party to any Contract to sell, transfer, or encumber any Buyer Real Property.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect, each of the material leases, subleases and other agreements under which the Company or any of its Subsidiaries use or occupy or have the right to use or occupy, now or in the future, any material real property (the “Buyer Real Property Leases”) is valid and binding (except as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles), and no termination event or condition or uncured default on the part of the Company or its Subsidiaries exists under any Buyer Real Property Lease.

A-26

(c) (i) The Buyer and its Subsidiaries have good and marketable title to, or a valid and enforceable leasehold interest in, all material Buyer Assets and (ii) none of Buyer’s or any of its Subsidiaries’ ownership of or leasehold interest in any such material Buyer Assets is subject to any Liens (except in all cases for Permitted Liens).

Section 4.18 Permits; Compliance with Law.

(a) Except as would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect, each of the Buyer and its Subsidiaries is in possession of all material Permits necessary for each of the Buyer and its Subsidiaries to own, lease and operate their respective properties and assets or to carry on their respective business as it is now being conducted (collectively, the “Buyer Permits”). All such Buyer Permits are in full force and effect in all material respects and no suspension or cancellation of any of the Buyer Permits is pending or, to the Knowledge of Buyer, has been threatened in writing against the Buyer or any of its Subsidiaries.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect, each of the Buyer and its Subsidiaries has at all times since December 31, 2020 been in compliance in all material respects with (i) all Laws applicable to Buyer or such Subsidiary or by which any of the Buyer Assets is bound and (ii) all Laws applicable to, and the terms and conditions of, any Buyer Permits.

Section 4.19 Regulatory Matters.

(a) (i) The Buyer and its Subsidiaries currently conduct, and have at all times since December 31, 2020, conducted their respective business in compliance in all material respects with all Laws applicable to their respective operations, activities or services and any Orders to which they are a party or are subject, including any settlement agreements or corporate integrity agreements, (ii) except for routine matters arising in the ordinary course of business, none of the Buyer or any of its Subsidiaries has received any written notice, citation, suspension, revocation, limitation, warning, or request for repayment or refund issued by a Governmental Authority which alleges or asserts that the Buyer or any of its Subsidiaries has violated any Laws or which requires or seeks to adjust, modify or alter Buyer’s or any of its Subsidiary’s operations, activities, services or financial condition that has not been fully and finally resolved to the Governmental Authority’s satisfaction without further Liability to the Buyer and its Subsidiaries and (iii) there are no restrictions imposed by any Governmental Authority upon Buyer’s or any of its Subsidiaries’ business, activities or services which would restrict or prevent the Buyer or any of its Subsidiaries from operating as it currently operates.

(b) Buyer and each of its Subsidiaries, and to the Knowledge of Buyer, all of their respective directors, officers, agents and employees, are in compliance in all material respects with, and the Buyer and each of its Subsidiaries have compliance programs including policies and procedures reasonably designed to cause the Buyer and its Subsidiaries and their respective directors, officers, agents and employees to be in compliance in all material respects with, to the extent applicable, all Laws.

Section 4.20 Transactions with Affiliates. Except as disclosed in the Buyer SEC Reports, since Buyer’s last proxy statement, no event has occurred that would be required to be reported by Buyer pursuant to Item 404 of Regulation S-K.

A-27

Section 4.21 Insurance. The Buyer and its Subsidiaries are covered by valid and currently effective insurance policies and all premiums payable under such policies have been duly paid to date. None of the Buyer nor any of its Subsidiaries have received any written notice of default or cancellation of any such policy. All material fire and casualty, general Liability, business interruption, product Liability, and sprinkler and water damage insurance policies maintained by or on behalf of the Buyer or any of its Subsidiaries (“Buyer Insurance Policies”) provide adequate coverage for all normal risks incident to the business of the Buyer and its Subsidiaries and their respective properties and assets, except for any such failures to maintain Buyer Insurance Policies that, individually or in the aggregate, are not reasonably be expected to have a Buyer Material Adverse Effect.

Section 4.22 Valid Issuance. The Consideration to be issued at the Closing will, when issued in accordance with the provisions of this Agreement, be validly issued, fully paid and nonassessable.

Section 4.23 Legal Proceedings. There is no pending action, suit or proceeding or any claim or investigation of any nature whatsoever, at law or in equity or both, by or before any Governmental Authority, threatened against Buyer that would prevent, enjoin or otherwise delay the transactions contemplated hereby.

Section 4.24 Brokers. Except for Buyer Financial Advisor, no broker, finder, adviser or investment banker is entitled to any brokerage, success, finder’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Buyer or any of its Subsidiaries.

Article V. COVENANTS

Section 5.01 Conduct of Business of the Company. From and after the date of this Agreement and prior to the Closing or the date, if any, on which this Agreement is earlier terminated pursuant to ArticleVII, except as expressly contemplated by this Agreement, as set forth in Schedule 5.01 of the Seller Disclosure Letter or as required by Law, without the prior written consent of Buyer, such consent not to be unreasonably withheld, conditioned or delayed, the Company shall, and shall cause each of its Subsidiaries to, use reasonable best efforts to (x) conduct its operations only in the ordinary course of business (any such action, inaction, activity or conduct, a “Company Response Action”), that would otherwise be in breach of this Section 5.01, shall be deemed not to be a breach of this Section 5.01) and (y) maintain and preserve intact its business organization, to retain the services of its current officers and employees (it being understood that no increases in any compensation or benefits, including any incentive, retention or similar compensation shall be required in respect thereof) and to preserve the good will of its material customers, suppliers, agents, employees and other Persons with whom it has material business relationships. Without limiting the generality of the foregoing, and except as otherwise expressly contemplated by this Agreement, as set forth in Schedule 5.01 of the Seller Disclosure Letter or required by applicable Law, from and after the date of this Agreement and prior to the Closing or the date, if any, on which this Agreement is earlier terminated pursuant to ArticleVII, the Company shall not, and shall not permit any of its Subsidiaries to, take any of the following actions, without the prior written consent of Buyer, such consent not to be unreasonably withheld, conditioned or delayed:

(a) Organizational Documents. Except as set forth in Schedule 5.01(a) of the Seller Disclosure Letter, amend any of the Company Organizational Documents or any of the comparable organizational documents of any of the Company’s Subsidiaries (including partnership agreements and limited liability company agreements);

(b) Dividends. Make, declare or pay any dividend or distribution on any shares of its capital stock or enter into any agreement restricting or limiting the ability of the Company or any of its Subsidiaries to make any payment of dividends or to make any distributions to its stockholders, other than (i) dividends and distributions by wholly owned Subsidiaries of the Company in the ordinary course of business and (ii) such restrictions or limitations required by applicable Law;

A-28

(c) Capital Stock. Except as set forth in Schedule 5.01(c) of the Seller Disclosure Letter, (i) adjust, split, combine or reclassify its capital stock or membership interest of the Company, (ii) redeem, purchase or otherwise acquire, directly or indirectly, any shares of its capital stock, equity interest, or any securities convertible or exchangeable into or exercisable for any shares of its capital stock or equity interest, (iii) any securities convertible or exchangeable into or exercisable for any shares of its capital stock or such equity interest (other than pursuant to the vesting, exercise or settlement of awards under any incentive plan of the Company, if any, outstanding as of the date of this Agreement) or (iv) enter into any Contract with respect to the voting or registration of its capital stock or equity interest;

(d) Indebtedness; Guarantees. Except as set forth in Schedule 5.01(d) of the Seller Disclosure Letter, assume or guarantee any indebtedness for borrowed money in excess of $1,000,000, other than: (a) pursuant to any indebtedness instrument outstanding as of the date of this Agreement and made available to Buyer, (b) in connection with interest rate hedges on terms in the ordinary course of business consistent with past practice, or (c) pursuant to any letters of credit that the Company enters into in the ordinary course of its business;

(e) Tax. File any material amended Tax Return, settle any material Tax claim or assessment, surrender in writing any right to claim a material refund of Taxes, consent to (or request) any extensions or waiver of the limitation period applicable to any material Tax claim or assessment, enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local, or non-U.S. Law) or any voluntary disclosure agreement with any Governmental Authority, in each case, with respect to a material amount of Taxes or take any action, or knowingly fail to take any action, where such action or failure to act could reasonably be expected to prevent the Transaction from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations;

(f) Accounting. Materially change its accounting policies or procedures or any of its methods of reporting income, deductions or other items for material accounting purposes or revalue any of its material assets other than as required by changes in GAAP or applicable Law after the date hereof;

(g) Dispositions. Except for the Separation Agreement, sell, lease, license, transfer, pledge, encumber, grant or dispose of any Company Assets, including any Intellectual Property rights and the capital stock of Subsidiaries of the Company, that are material to the Company and its Subsidiaries, taken as a whole other than (A) in connection with products or services offered or provided in the ordinary course of business, (B) the disposition of used, obsolete or excess equipment in the ordinary course of business or (C) expirations of Company Registered IP in accordance with the applicable statutory term, grants of non-exclusive licenses of Company Owned Intellectual Property, or dispositions of non-material Company Owned Intellectual Property, in each case in the ordinary course of business;

(h) Legal Actions. Commence, initiate, waive, release, assign, settle or compromise any Legal Action, or enter into any settlement agreement or other understanding or agreement with any Governmental Authority (other than in the case of this clause, entry into commercial agreements not relating to a dispute with such Governmental Authority in the ordinary course of business), relating to the Company or any of its Subsidiaries, other than any such waiver, release, assignment, settlement or compromise with a Person that is not a Governmental Authority that is limited only to the payment of money or other form of value that, collectively in respect of such waiver, release, assignment, settlement or compromise, is not in excess of $2,000,000 individually or $5,000,000 in the aggregate;

A-29

(i) Affiliate Transactions. Enter into or amend any arrangement or Contract with any Affiliate, director, officer or stockholder of the Company that would reasonably be expected to materially delay or prevent the consummation of the Transactions;

(j) Inhibiting Transactions. Take any action that would reasonably be expected to result in any of the conditions to the Transactions set forth in ArticleVI of this Agreement not being satisfied or satisfaction of those conditions being materially delayed; or

(k) Related Actions. Agree in writing or otherwise enter into a binding agreement to do any of the foregoing.

Section 5.02 Conduct of Business of Buyer. From and after the date of this Agreement and prior to the Closing or the date, if any, on which this Agreement is earlier terminated pursuant to ArticleVII, except as expressly contemplated by this Agreement, as set forth in Section 5.02 of the Buyer Disclosure Letter or as required by Law, without the prior written consent of the Company, such consent not to be unreasonably withheld, conditioned or delayed, Buyer shall, and shall cause each of its Subsidiaries to, use reasonable best efforts to (x) conduct its operations only in the ordinary course of business (any such action, inaction, activity or conduct, a “Buyer Response Action”), that would otherwise be in breach of this Section 5.02, shall be deemed not to be a breach of this Section 5.02) and (y) maintain and preserve intact its business organization, to retain the services of its current officers and employees (it being understood that no material increases in any compensation, including any incentive, retention or similar compensation shall be required in respect thereof except to the extent such increase is required in the ordinary course of business and is permitted by this Section 5.02) and to preserve the good will of its customers, suppliers, agents, employees and other Persons with whom it has material business relationships.

Section 5.03 Access to Information; Confidentiality.

(a) From the date of this Agreement through the Closing (or if earlier, the date on which this Agreement is terminated pursuant to Article VII), Seller shall, and shall cause the Company or its other Subsidiaries to, (i) provide to Buyer and its Representatives access at reasonable times upon prior notice to the officers, employees, properties, books and records of the Company and its Subsidiaries, and (ii) furnish promptly such information concerning the Company and its Subsidiaries as Buyer or its Representatives may reasonably request. From the date of this Agreement through the Closing (or if earlier, the date on which this Agreement is terminated pursuant to Article VII), Buyer shall, and shall cause its Subsidiaries to, (x) provide to the Company and its Representatives access at reasonable times upon prior notice to the officers, employees, properties, books and records of the Buyer and its Subsidiaries, and (y) furnish promptly such information concerning the Buyer and its Subsidiaries as the Company or its Representatives may reasonably request. Notwithstanding the foregoing, neither Buyer nor the Company shall be required to provide such access if it reasonably determines that it would (A) materially disrupt or impair the business or operations of Buyer or the Company, as applicable, or any of its respective Subsidiaries, (B) cause a violation of any Company Material Contract or Buyer Material Contract, (C) constitute a violation of any applicable Law or (D) cause a material risk of disclosure of any information that in the reasonable judgment of Buyer or the Company, as applicable, would result in the disclosure of any trade secrets of Third Parties. Nothing herein shall require the Company or Buyer or any of their respective Subsidiaries to disclose information to the extent such information would result in a waiver of attorney-client privilege, work product doctrine or similar privilege or violate any confidentiality obligation of such Party existing as of the date of this Agreement (provided that such Party shall use reasonable best efforts to permit such disclosure to be made in a manner consistent with the protection of such privilege or to obtain any consent required to permit such disclosure to be made without violation of such confidentiality obligations, as applicable). Notwithstanding the foregoing, no Company Response Action or Buyer Response Action shall be deemed to violate or breach this Section 5.03 in any way or serve as a basis for Buyer or the Company or any of their respective Affiliates to terminate this Agreement or assert that any condition in ArticleVI shall not have been satisfied.

A-30

(b) Buyer and Seller shall comply with and shall use their reasonable best efforts to cause their respective Representatives to comply with, all of their respective obligations under the Confidentiality Agreement, with respect to the information disclosed under this Section 5.03.

(c) Reserved.

Section 5.04 Post-Closing Financial Statements.

It is anticipated that Buyer will be required under Applicable Laws to submit audited consolidated financial statements relating to certain periods prior to Closing, including those covering the first two fiscal quarters of 2023 (“Post-Closing Financial Statements”). As such, Seller, from the Closing of this Agreement through the completion of the filings of the Post-Closing Financial Statement or such later date as the Parties may agree, Seller shall ensure (including to cause the Company or its other Subsidiaries to permit, as applicable), that Buyer and its Representatives (which Representative shall include without limitation, such Persons identified in Section 5.04 of the Buyer Disclosure Letter) access at reasonable times upon prior notice to (i) the officers, employees, properties, books and records of the Company and its Subsidiaries, (ii) the officers, employees, books and records of Buyer after the Closing, and (ii) furnish promptly such other information Buyer or its Representatives may reasonably request in connection with the preparation and filing of the Post-Closing Financial Statements. Seller shall, and shall cause the Company and its other Subsidiaries to reasonably cooperate with Buyer and its Representatives in the preparation and filing of such Post-Closing Financial Statements. For avoidance of doubt, the costs and expenses related to the preparation and filing of the Post-Closing Financial Statements shall be for the account of, and chargeable to, NewCo.

Section 5.05 Listing.

Buyer shall use reasonable best efforts to ensure that the existing shares of Buyer Common Stock shall have been continually listed on Nasdaq as of and from the date of this Agreement through the Closing Date. Buyer and the Company shall reasonably cooperate in good faith to (i) effectuate the Reverse Stock Split and (ii) cause the shares of Buyer Common Stock being issued in connection with the Transactions to be approved for listing (subject to notice of issuance) on Nasdaq to be approved for issuance (subject to official notice of issuance) at or after the Closing pursuant to Nasdaq rules and regulations.

Section 5.06 Directors’ and Officers’ Indemnification and Insurance.

(a) From the Closing Date through the sixth anniversary of the Closing Date, Buyer shall indemnify any present or former director or officer of Buyer, or its Subsidiaries (the “Indemnified Parties”) against all claims, losses, Liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements (collectively, “Costs”), incurred in connection with any Legal Action arising out of or pertaining to the fact that the Indemnified Party is or was a director or officer of Buyer or its Subsidiaries, whether asserted or claimed prior to, at or at or after the Closing, in each case, to the fullest extent permitted under applicable Law. Each Indemnified Party will be entitled to advancement of Costs incurred in the defense of any such Legal Action from Buyer upon receipt by Buyer from the Indemnified Party of a request therefor; provided that any such Person to whom Costs are advanced provides an undertaking to Buyer, to the extent then required by the DGCL, to repay such advances if it is ultimately determined that such Person is not entitled to indemnification. Buyer shall cooperate with the Indemnified Party in the defense of any such Legal Action and Buyer shall not settle, compromise or consent to the entry of any judgment in any Legal Action pending or threatened in writing to which an Indemnified Party is a party (and in respect of which indemnification could be sought by such Indemnified Party hereunder), unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such Legal Action or such Indemnified Party otherwise consents in writing.

A-31

(b) The provisions presently set forth in the certificate of incorporation and bylaws of Buyer with respect to indemnification, advancement of Costs and exculpation of present and former directors and officers of Buyer shall not be amended, modified or repealed for a period of six years from the Closing in a manner that would adversely affect the rights thereunder of individuals who, at or prior to the Closing, were officers or directors of Buyer. The certificate of incorporation and bylaws of the Surviving Company shall contain, and Buyer shall cause the certificate of incorporation and bylaws of the Surviving Company to so contain, provisions no less favorable with respect to indemnification, advancement of Costs and exculpation of present and former directors and officers as those presently set forth in the certificate of incorporation and bylaws of Buyer.

(c) From and after the Closing, (i) the Buyer shall fulfill and honor in all respects the obligations of the Company to its Indemnified Parties as of immediately prior to the Closing pursuant to any indemnification provisions under the Company’s Organizational Documents and pursuant to any indemnification agreements between the Company and such Indemnified Parties, with respect to claims arising out of matters occurring at or prior to the Closing and (ii) Buyer shall fulfill and honor in all respects the obligations of Buyer to its Indemnified Parties as of immediately prior to the Closing pursuant to any indemnification provisions under Buyer’s Organizational Documents and pursuant to any indemnification agreements between Buyer and such Indemnified Parties, with respect to claims arising out of matters occurring at or prior to the Closing.

(d) From and after the Closing, Buyer shall maintain a directors’ and officers’ Liability insurance policy, with an effective date as of the Closing Date on commercially available terms and conditions and with coverage limits customary for U.S. public companies similarly situated to Buyer. In addition, Buyer shall also purchase and maintain, following consultation with, and subject to the approval of, and at the expense of, Seller, a non-cancellable extension of the directors’ and officers’ Liability coverage of Buyer’s existing directors’ and officers’ insurance policies for a claims reporting or discovery period of at least one (1) year from and after the Closing with respect to any claim related to any period of time at or prior to the Closing with terms, conditions, retentions and limits of Liability that are no less favorable than the coverage provided under Buyer’s existing policies as of the date of this Agreement with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of Buyer or any of its Subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Closing (including in connection with this Agreement or the Transactions).

(e) The covenants contained in this Section 5.06 are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties and their respective heirs and legal representatives and shall not be deemed exclusive of any other rights to which an Indemnified Party is entitled, whether pursuant to Law, Contract or otherwise. For the avoidance of the doubt, the Indemnified Parties and their respective heirs and legal representatives shall be third-party beneficiaries with respect to the covenants contained in this Section 5.06. From and after the Closing, Buyer shall pay all Costs, including reasonable attorneys’ fees, that are incurred by any Indemnified Party in enforcing the indemnity and other obligations provided in this Section 5.06, except to the extent that it is ultimately determined by a Governmental Authority with valid jurisdiction that such Indemnified Party is not entitled to be indemnified pursuant to this Agreement.

A-32

(f) In the event that Buyer or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, Buyer shall take all necessary action so that the successors or assigns of Buyer shall succeed to the obligations set forth in this Section 5.06.

Section 5.07 Consents; Filings; Further Action.

(a) Subject to the terms and conditions of this Agreement, Buyer and the Company shall (and shall cause their respective Subsidiaries to) each use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other Parties in doing all things necessary, proper or advisable under applicable Laws to (i) make any necessary filings promptly after signing of this Agreement and obtain all necessary actions, waivers, registrations, permits, authorizations, Orders, consents and approvals from Governmental Authorities, the expiry or early termination of any applicable waiting periods, and make all necessary registrations and filings (including filings with Governmental Authorities, if any) and take all steps as may be reasonably necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Authorities, in order to consummate the Transactions as promptly as practicable and in any event prior to the Termination Date and (ii) deliver required notices or any necessary additional instruments to, and obtain required consents, waivers or any additional instruments necessary from, Third Parties in order to consummate the Transactions as promptly as practicable and in any event prior to the Termination Date.

(b) Subject to applicable Laws and the requirements of applicable Governmental Authorities, Buyer and the Company and their respective counsel shall (i) cooperate in all respects with each other in connection with any filing or submission with a Governmental Authority in connection with the Transactions and in connection with any investigation or other inquiry by or before a Governmental Authority relating to the Transactions, including any proceeding initiated by a private Person, (ii) to the extent legally permissible, have the right to review in advance, and each shall consult the other on, any material filing made with, or written materials to be submitted to, any Governmental Authority in connection with the Transactions and of any material communication received or given in connection with any proceeding by a private Person, in each case regarding any of the Transactions, (iii) promptly inform each other of any material communication (or any other material correspondence or memoranda) received from, or given to, the DOJ or the FTC or any other applicable Governmental Authority and (iv) where legally permissible, promptly furnish each other with copies of all correspondence, filings and written communications between them or their Subsidiaries or Affiliates, on the one hand, and any Governmental Authority or its respective staff, on the other hand, with respect to the Transactions. In furtherance of the foregoing and subject to applicable Laws and the requirements of Governmental Authorities, Buyer and the Company shall (with respect to any in-person discussion or meeting, remote video meeting or substantive telephonic discussion or meeting), provide the other Party and its counsel with advance notice of and the opportunity to participate in any material discussion or meeting with any Governmental Authority in respect of any filing, investigation or other inquiry in connection with the Transactions. Notwithstanding anything to the contrary in this Section 5.07(b), Buyer and the Company may, as each deems advisable and necessary, (x) reasonably designate any competitively sensitive material provided to the other under this Section 5.07 as “Antitrust Counsel Only Material;” and (y) redact materials to be provided to the other Party as necessary to comply with contractual arrangement, to address good faith legal privilege or confidentiality concerns, to comply with applicable Law, or to remove references concerning the valuation of Buyer or Company and their respective Subsidiaries.

A-33

(c) In furtherance of the undertakings under this Section 5.07, Buyer and the Company, along with their respective Subsidiaries, shall use their reasonable best efforts to obtain clearance under any applicable Antitrust Laws so as to enable the Parties to consummate the Transactions as promptly as practicable, and in any event prior to the Termination Date, which shall include using reasonable best efforts to propose, negotiate, commit to and effect, by consent decree, hold separate order or otherwise, the sale, divestiture, disposition, license or other disposition of such of its and its Subsidiaries’ assets, properties or businesses or of the assets, properties or businesses, and enter into such other arrangements, as are necessary or advisable in order to avoid the entry of, and the commencement of litigation seeking the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other Order in any proceeding by a Governmental Authority or any other Person under applicable Antitrust Laws, that would otherwise have the effect of preventing or materially delaying the consummation of the Transactions. Buyer shall not, unless requested to do so by the Company, commit to or effect any action contemplated in the immediately preceding sentence.

(d) Each of Buyer and the Company shall consult with the other Party and consider in good faith the views of the other Party with respect to the appropriate strategy relating to any matters relating to the Antitrust Laws, including with respect to any filings, notifications, submissions and communications with or to any Governmental Authority and the nature and timing of any divestitures or other remedial undertakings made for purposes of securing any required approvals under the Antitrust Laws; provided that, notwithstanding any other provisions of this Agreement to the contrary, the Company shall, on behalf of the Parties, control and direct all aspects of the Parties’ efforts with respect to applicable Antitrust Laws and any authorization, consent, notice or approval to be obtained from a Governmental Authority or Third Party with respect to the Transactions, including having principal responsibility for devising, implementing, and making the final determination as to such appropriate strategy, and shall have the right, in its sole discretion, to determine the nature and timing of any such divestitures or other remedial undertakings to the extent any such divestitures or other remedial undertakings would be conditioned upon and only be effective after the Closing. Buyer shall cooperate in good faith with the Company in the Parties’ efforts to obtain any clearance, approval, waiver or expiry or early termination of any applicable waiting periods with respect to any Antitrust Laws.

Section 5.08 Public Announcements. The Parties shall consult with each other before issuing any press release or otherwise making any public statements about this Agreement or any of the Transactions. No Party shall issue any such press release or make any such public statement prior to such consultation, except to the extent required by applicable Law or Nasdaq rules, in which case that Party shall use its reasonable best efforts to consult with the other party before issuing any such release or making any such public statement; provided, however, that such consent shall not be required, and no Party shall be required to consult with any other Party in connection with, or provide the other an opportunity to review or comment upon, any press release or other public statement or comment to be issued or made with respect to any Takeover Proposal. Notwithstanding the foregoing, without the prior consent of the other parties, the Company or Buyer may (a) communicate with its respective customers, vendors, suppliers, financial analysts, investors and media representatives in a manner consistent with its past practice in compliance with applicable Law to the extent such communications consist of information included in a press release or other document previously approved for external distribution by the other Party and (b) issue public statements or disseminate information to the extent solely related to the operation of the business of such Party. Buyer and the Company will each issue a press release announcing the execution of this Agreement, each of which shall be reasonably acceptable to the other Party.

Section 5.09 Fees and Expenses. Except as explicitly provided otherwise in this Agreement, whether or not the Transactions are consummated, all expenses (including those payable to Representatives) incurred by any Party or on its behalf in connection with this Agreement and the Transactions (“Expenses”) shall be paid by the Party incurring those Expenses. For avoidance of doubt, all Buyer expenses will either be paid, or transferred under the Separation Agreement, at Closing.

A-34

Section 5.10 Notification of Certain Matters. The Company shall give prompt notice to Buyer, and Buyer shall give prompt notice to the Company, of (a) the occurrence of any event known to it which would reasonably be expected to, individually or in the aggregate, (i) in the case of the Company, have a Company Material Adverse Effect, or, in the case of Buyer, have a Buyer Material Adverse Effect, (ii) cause any condition set forth in Article VI to be unsatisfied in any material respect at any time prior to the Closing or (iii) cause any authorization, consent, Order, declaration or approval of any Governmental Authority or Third Party necessary for the consummation of the Transactions to not be obtained by the Termination Date or (b) any action, suit, proceeding, inquiry or investigation pending or, to the Knowledge of the Company or Buyer, threatened which questions or challenges the validity of this Agreement or the ability of any party to consummate the Transactions; provided, however, that the delivery of any notice pursuant to this Section 5.10 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice nor shall the party giving such notice be prejudiced with respect to any such matters solely by virtue of having given such notice.

Section 5.11 Reserved.

Section 5.12 Lock-Up Agreements. Prior to the Closing, each of Buyer and Seller shall cause all of their respective executive officers, directors, and certain others to be identified holders of each of the Company and Buyer common stock to enter into a Lockup Agreement, in the form attached hereto as Exhibit A.

Article VI. CONDITIONS

Section 6.01 Conditions to Each Party’s Obligation to Consummate the Transactions. The respective obligation of each Party to effect the Transactions is subject to the satisfaction on or before the Closing Date of each of the following conditions, unless waived in writing by each of Buyer and the Company:

(a) Buyer Stockholder Approval. This Agreement shall have been duly adopted by the holders of shares of Buyer Common Stock constituting the Requisite Buyer Vote.

(b) [Intentionally Left Blank].

(c) Listings.

(i) The existing shares of Buyer Common Stock shall have been continually listed on Nasdaq as of and from the date of this Agreement through the Closing Date.

(ii) The shares of Buyer Common Stock to be issued pursuant to Article II shall have been approved for listing on Nasdaq, subject only to official notice of issuance.

(d) Approvals. The Parties shall have received all approvals from any Governmental Authority necessary to consummate the transaction, including, but not limited to, the expiration or termination of the waiting period under the HSR Act.

(e) No Orders. There shall not have been enacted, promulgated or made effective after the date of this Agreement any Law or Orders by a Governmental Authority of competent jurisdiction that enjoins or otherwise prohibits or makes illegal, or any Legal Action by any Governmental Authority seeking to enjoin or prohibit or make illegal, consummation of the Transactions and there shall not be in effect any injunction (whether temporary, preliminary or permanent) by any Governmental Authority of competent jurisdiction that enjoins or otherwise prohibits consummation of the Transactions.

A-35

Section 6.02 Conditions to Obligations of Buyer. The obligations of Buyer to effect the Transactions are also subject to the satisfaction on or before the Closing Date of the following conditions, unless waived in writing by Buyer:

(a) Representations and Warranties.

(i) Each of the representations and warranties of Seller set forth in, Section 3.06 (Capitalization) shall be true and correct in all respects (except for (A) any inaccuracies that individually or in the aggregate are de minimis or (B) to the extent any such representation and warranty expressly speaks as of a specified date, in which case, subject to the qualifications as set forth in the preceding clause (A), as of such date) as of the Closing as though then made on such date;

(ii) each of the representations and warranties of Seller, as applicable, set forth in Section 3.01 (Organization and Power), Section 3.04 (Corporate Authorizations), Section 3.06 (Capitalization) (other than subsections (a) and (b) and (g) thereof), and Section 3.23 (Brokers) (A) that are not qualified by references to “material” or any other materiality qualifications shall be true and correct in all material respects as of the Closing as though made on such date (except to the extent any such representation and warranty expressly speaks as of a specified date, in which case as of such date) and (B) that are qualified by references to “material” or any other materiality qualifications shall be true and correct in all respects as of the Closing as though made on such date (except to the extent any such representation and warranty expressly speaks as of a specified date, in which case as of such date);

(iii) the representation and warranty set forth in Section 3.10 (Absence of Certain Changes) shall be true and correct in all respects; and

(iv) the remaining representations and warranties of the Company and the Seller contained in ArticleIII (Representations and Warranties of the Company) shall be true and correct, in each case as of the Closing as though made on such date (except to the extent any such representation and warranty expressly speaks as of a specified date, in which case as of such date), except, in the case of clause (iv) only, where the failure of any such representations and warranties to be so true and correct (without regard to any materiality, in all material respects, Company Material Adverse Effect, or similar qualifications set forth in any such representation or warranty) would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(b) Performance of Obligations. The Company and the Seller shall have performed in all material respects all obligations and covenants required to be performed by it under this Agreement at or before the Closing Date.

(c) Absence of Company Material Adverse Effect. No event, circumstance, development, change or effect shall (i) have occurred since the date of this Agreement that, individually or in the aggregate, has caused a Company Material Adverse Effect, or (ii) continue to occur that would reasonably be expected to cause, individually or in the aggregate, a Company Material Adverse Effect.

(d) Third Party Consent to Separation Agreement. Buyer shall have received the requisite consents from applicable third parties, including without limitations, lenders or creditors of Buyer, with respect to the Separation Agreement and the transactions contemplated therein. Such third-party consent shall remain in effect through, and shall not have been withdrawn by the applicable third party prior to, the Closing.

(e) Officer’s Certificate. Buyer shall have received a certificate, signed by an executive officer of the Company and the Seller, as applicable, certifying as to the matters set forth in Section 6.02(a), Section 6.02(b), Section 6.02(c) and Section 6.02(e).

A-36

Section 6.03 Conditions to Obligation of the Company. The obligation of the Company to effect the Transactions is also subject to the satisfaction on or before the Closing Date of the following conditions, unless waived in writing by the Company:

(a) Representations and Warranties.

(i) Each of the representations and warranties of Buyer set forth in Section 4.05(a), Section 4.05(b) and Section 4.05(g) (Capitalization) shall be true and correct in all respects (except for (A) any inaccuracies that individually or in the aggregate are de minimis or (B) to the extent any such representation and warranty expressly speaks as of a specified date, in which case, subject to the qualifications as set forth in the preceding clause (A), as of such date) as of the Closing as though then made on such date;

(ii) each of the representations and warranties of Buyer set forth in Section 4.01 (Organization and Power), Section 4.03 (Corporate Authorizations), Section 4.05 (Capitalization) (other than subsections (a) and (b) and (g) thereof), and Section 4.24 (Brokers) (A) that are not qualified by references to “material” or any other materiality qualifications shall be true and correct in all material respects as of the Closing as though made on such date (except to the extent any such representation and warranty expressly speaks as of a specified date, in which case as of such date) and (B) that are qualified by references to “material” or any other materiality qualifications shall be true and correct in all respects as of the Closing as though made on such date (except to the extent any such representation and warranty expressly speaks as of a specified date, in which case as of such date);

(iii) the representation and warranty set forth in Section 4.09 (Absence of Certain Changes) shall be true and correct in all respects; and

(iv) the remaining representations and warranties of the Buyer contained in ArticleIV (Representations and Warranties of the Buyer) shall be true and correct, in each case as of the Closing as though made on such date (except to the extent any such representation and warranty expressly speaks as of a specified date, in which case as of such date), except, in the case of this clause (iv) only, where the failure of any such representations and warranties to be so true and correct (without regard to any materiality, in all material respects, Buyer Material Adverse Effect, or similar qualifications set forth in any such representation or warranty) would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect.

(b) Performance of Obligations. Buyer shall have performed in all material respects all obligations and covenants required to be performed by it under this Agreement at or before the Closing Date.

(c) Absence of Buyer Material Adverse Effect. No event, circumstance, development, change or effect shall have occurred since the date of this Agreement that, individually or in the aggregate, has had, or would reasonably be expected to have, a Buyer Material Adverse Effect.

(d) Officer’s Certificate. The Company shall have received a certificate, signed by an executive officer of Buyer, certifying as to the matters set forth in Section 6.03(a), Section 6.03(b) and Section 6.03(c).

(e) Resignation and Releases. A written resignation and general release, in a form reasonably satisfactory to Seller, dated as of the Closing Date and effective as of the Closing, by and for each of the officers and directors of Buyer who are not going to continue as officers or directors of Buyer after the Closing.

A-37

(f) Separation Agreement. Seller shall have received from Buyer the Separation Agreement duly executed by the parties thereto.

Section 6.04 Frustration of Closing Conditions. Neither the Seller or the Company, on the one hand, nor the Buyer, on the other hand, may rely, either as a basis for not consummating the Transactions or for terminating this Agreement and abandoning the Transactions, on the failure of any condition set forth in Section 6.01, Section 6.02 or Section 6.03, as the case may be, to be satisfied if such failure was principally caused by such Party’s breach of any provision of this Agreement or failure to use the efforts to consummate the Transactions, as required by and subject to this Agreement.

Article VII. TERMINATION, AMENDMENT AND WAIVER

Section 7.01 Termination by Mutual Consent. This Agreement may be terminated at any time before the Closing by mutual written consent of Buyer and the Company.

Section 7.02 Termination by Buyer, the Company or Seller. This Agreement may be terminated by either Buyer or Seller at any time before the Closing Date:

(a) if the Transactions have not been consummated by the date that is 180 days from the date of this Agreement (the “Termination Date”), except that the right to terminate this Agreement under this Section 7.02(a) shall not be available to any Party whose breach of this Agreement has been a principal cause of, or principal reason for, the failure to consummate the Transactions by such date; or

(b) if any Law or Order is enacted, issued, promulgated or entered by a Governmental Authority of competent jurisdiction (including Nasdaq) that permanently enjoins, or otherwise prohibits consummation of the Transactions, and (in the case of any Order) such Order has become final and non-appealable.

Section 7.03 Termination by Seller. This Agreement may be terminated by Seller:

(a) the Buyer breaches any of its representations, warranties, covenants or agreements contained in this Agreement, which breach would give rise to the failure of a condition set forth in Section 6.01 or Section 6.03 and cannot be cured by the Termination Date, or, if curable, has not been cured by the Buyer within the earlier of (i) 30 days after Buyer’s receipt of written notice of such breach from Seller, and (ii) three Business Days prior to the Termination Date; provided Seller shall not have the right to terminate this Agreement pursuant to this Section 7.03(a) if Seller is then in breach of any of their representations, warranties, covenants or agreements contained in this Agreement that would result in the conditions to Closing set forth in Section 6.01 or Section 6.02 not being satisfied;

(b) if all of the conditions set forth in Section 6.01 and Section 6.02 have been satisfied (other than any condition the failure of which to be satisfied has been principally caused by the breach of this Agreement by the Buyer nor any of its Affiliates and conditions that, by their nature, are to be satisfied at Closing and which were, at the time of termination, capable of being satisfied) and Buyer has failed to fulfill its obligation and agreement herein to consummate the Closing within three Business Days following written notice of such satisfaction from the Company and that the Company is ready, willing and able to consummate the Transactions; or

(c) if the Separation Agreement, in a form acceptable to the Company in its sole discretion, is not executed at the Closing.

A-38

Section 7.04 Termination by Buyer. This Agreement may be terminated by Buyer at any time before the Closing:

(a) if the Company breaches any of its representations, warranties, covenants or agreements contained in this Agreement, which breach (i) would give rise to the failure of a condition set forth in Section 6.01 or Section 6.02 and (ii) cannot be cured by the Termination Date, or, if curable, has not been cured by the Company within the earlier of (A) 30 days after the Company’s receipt of written notice of such breach from Buyer and (B) three Business Days prior to the Termination Date; provided Buyer shall not have the right to terminate this Agreement pursuant to this Section 7.04(b) if the Buyer is then in breach of any of its representations, warranties, covenants or agreements contained in this Agreement that would result in the conditions to Closing set forth in Section 6.01 or Section 6.03 not to be satisfied; or

(b) if all of the conditions set forth in Section 6.01 and Section 6.03 have been satisfied (other than any condition the failure of which to be satisfied has been principally caused by the breach of this Agreement by the Company or any of its Affiliates and conditions that, by their nature, are to be satisfied at Closing and which were, at the time of termination, capable of being satisfied) and the Company has failed to fulfill its obligation and agreement herein to consummate the Closing within three Business Days following written notice of such satisfaction from Buyer and that Buyer is ready, willing and able to consummate the Transactions.

Section 7.05 Effect of Termination. If this Agreement is validly terminated pursuant to this Article VII, except as set forth in this Section 7.05, it shall become void and of no further force and effect, with no Liability on the part of any Party (or any stockholder or Representative of such Party), except that, subject to Section 7.06, if such termination results from (a) fraud or (b) the willful and material (i) failure of any Party to perform its covenants, obligations or agreements contained in this Agreement or (ii) breach by any Party of its representations or warranties contained in this Agreement, then such Party shall be liable for any damages incurred or suffered by the other Parties as a result of such failure or breach. The provisions of Section 5.03(b) (Confidentiality), Section 5.09 (Fees and Expenses), this Section 7.05 (Effect of Termination), and Article IX (Miscellaneous) shall survive any valid termination of this Agreement.

Section 7.06 [RESERVED].

Article VIII. INDEMNIFICATION

Section 8.01 Survival of Representations and Warranties. The representations and warranties in this Agreement or in any certificate delivered pursuant to this Agreement shall survive the Closing and terminate on the date that is twelve (12) months following the Closing Date.

Other than survival limitations for breaches of representations and warranties as set forth in this Section 8.01, the right to bring any other claim for indemnification pursuant to this Agreement shall terminate on the date that is twelve (12) months following the Closing Date.

Section 8.02 Indemnification Obligations and Procedures.

(a) Indemnification Obligations of the Company. From and after the Closing, subject to the limitations set forth herein, the Company shall indemnify the Buyer, the Buyer Indemnitee and their respective Affiliates, employees, agents, partners, representatives, successors and permitted assigns (“Buyer Indemnified Parties”) and hold them harmless against any Losses any such Buyer Indemnified Party may suffer or become subject to as a result of, or which arise out of, relate to, or are caused by:

(i) any inaccuracy in or breach of any representation or warranty set forth in ARTICLE III or in any certificate delivered by the Company pursuant to this Agreement; or

A-39

(ii) any breach of any covenant or agreement of the Company set forth in this Agreement.

(b) Indemnification Obligations of Buyer. From and after the Closing, subject to the limitations set forth herein, the Buyer shall indemnify the Seller and its respective Affiliates, employees, agents, partners, representatives, successors and permitted assigns (“Company Indemnified Parties”) and hold them harmless from and against any Losses which the Company Indemnified Parties may suffer or become subject to as a result of, or which arise out of, relate to, or are caused by:

(i) any inaccuracy in or breach of any representation or warranty set forth in ARTICLE IV or in any certificate delivered by the Buyer pursuant to this Agreement; or

(ii) any breach of any covenant or agreement of the Buyer set forth in this Agreement.

(c) Limitations on Indemnification Obligations. Notwithstanding Section 8.02(a) and Section 8.02(b) hereof, neither the Company nor Buyer shall be required to indemnify the Buyer Indemnified Parties or Company Indemnified Parties, as applicable, in respect of any Loss subject to indemnification under Section 8.02(a) or Section 8.02(b), as the case may be, (x) unless and until the aggregate amount of all Losses subject to indemnification thereunder (other than Losses thereunder to which the Threshold and Cap do not apply in accordance with the last sentence of this Section 8.02(c)) exceeds $100,000 (the “Threshold”), at which time Company or Buyer shall be liable for the full amount of all such Losses from and including the first dollar of any Losses, and (y) from and after the time that the Company or Buyer has made indemnification payments under Section 8.02(b)(i) or Section 8.02(b) (other than payments thereunder to which the Cap does not apply in accordance with the last sentence of this Section 8.02(c)) that in the aggregate are equal to or in excess of $500,000 (the “Cap”). Notwithstanding anything herein to the contrary, the Threshold and the Cap shall not apply to Losses to the extent such Losses arise from, relate to or are accrued, suffered or incurred as a result of fraud.

(d) Third-Party Claims. Any Person making a claim for indemnification under this Section 8.02 (an “Indemnitee”) shall notify the indemnifying party (an “Indemnitor”) of the claim in writing promptly after receiving written notice of any Action against it (if by a third party) (each a “Third-Party Claim”), describing the claim, the amount thereof (if known and quantifiable) and the basis thereof; provided that the failure to so notify an Indemnitor shall not relieve the Indemnitor of its obligations hereunder except to the extent that (and only to the extent that) the Indemnitor has been materially prejudiced thereby. Any Indemnitor shall be entitled to participate in the defense of such Action giving rise to an Indemnitee’s claim for indemnification at such Indemnitor’s expense.

(e) Direct Claims. Any claim by an Indemnitee on account of Losses which do not result from a Third-Party Claim (a “Direct Claim”) will be asserted by giving the Indemnitor reasonably prompt written notice thereof (such notice, a “Direct Claim Notice”). A Direct Claim Notice will describe the Direct Claim in reasonable detail and indicate the estimated amount of Losses (if estimable) that have been or may be sustained by the Indemnitee. The Indemnitor will have a period of 30 days within which to respond in writing to such Direct Claim. If the Indemnitor does not so respond within such 30-day period, then the Indemnitor will be deemed to have accepted such claim, in which event the Indemnitee shall be free to pursue such remedies as may be available to the Indemnitee on the terms and subject to the provisions of this Agreement. If an objection is timely given by the Indemnitor, then the Indemnitee and the Indemnitor shall discuss such objection in good faith for a period of 30 days from the date the Indemnitee receives such objection (such period, or such longer period as agreed in writing by the parties, is hereinafter referred to as the “Discussion Period”), and all such discussions (unless otherwise agreed by the Indemnitee and the Indemnitor) shall be governed by Rule 408 of the Federal Rules of Evidence and any applicable similar Law. If the Direct Claim that is the subject of the Direct Claim Notice has not been resolved prior to the expiration of the Discussion Period, then the Indemnitor and the Indemnitee will be free to pursue such remedies as may be available to them on the terms and subject to the provisions of this Agreement.

(f) Notice of Claims. A failure to give timely notice or to include any specified information in any notice as provided in this Section 8.02 will not affect the rights or obligations of any party hereunder, except to the extent that, as a result of such failure, any party which was entitled to receive such notice was materially prejudiced as a result of such failure.

(g) Recoveries. The amount of any Loss suffered by an Indemnitee under this Agreement will be reduced by the amount, if any, of the cash recovery (net of deductible or reasonable out of pocket expenses incurred in obtaining such recovery and the amount of any retrospective or other current increase in insurance premiums to the extent attributable to the payment of such cash recovery or the existence of such Losses) that the Indemnitee has actually received with respect thereto under any insurance policies.

A-40

(h) Effect of Investigation. Subject to the Seller Disclosure Letter and the Buyer Disclosure Letter, An Indemnitee’s right to indemnification, reimbursement or other remedies based upon the representations, warranties, covenants and agreements of an Indemnitor shall not be affected by any investigation conducted or knowledge acquired (or capable of being acquired) at any time (whether before, on or after the date hereof) by an Indemnitee or its officers, directors, managers, employees, equity holders, agents or representatives with respect to the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant or agreement or the waiver by the Indemnitee of any condition based on the accuracy of any such representation or warranty or compliance with any such covenant or agreement. Such representations, warranties, covenants and agreements shall not be affected or deemed waived by reason of the fact that the Indemnitee knew or should have known that any representation or warranty might be inaccurate or that the Indemnitor failed to comply with any covenant or agreement. Any investigation by an Indemnitee or its officers, directors, managers, employees, equity holders, agents or representatives shall be for such Indemnitee’s own protection only and shall not affect or impair any right or remedy hereunder.

(i) Disregard for Qualifications as to Materiality. Notwithstanding anything in this Agreement to the contrary, for purposes of determining whether any representation or warranty has been breached and the amount of Losses arising therefrom, each representation and warranty in this Agreement and the schedules and exhibits hereto shall be read without regard and without giving effect to the terms “knowledge”, “material,” “in all material respects,” “Material Adverse Effect,” “except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect” or similar words or phrases contained in such representation or warranty (as if such words or phrases were deleted from such representation and warranty).

(j) Fraud. Notwithstanding anything in this Agreement to the contrary (including any survival periods applicable to the representations, warranties, covenants or agreements contained herein, any limitations on remedies or recoveries, any disclaimers of reliance or any similar limitations or disclaimers, nothing in this Agreement (or elsewhere) shall limit or restrict any Indemnitee’s rights or ability to maintain or recover any amounts in connection with any action or claim based upon fraud.

Article IX. MISCELLANEOUS

Section 9.01 Certain Definitions. For purposes of this Agreement:

(a) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such first Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), when used with respect to any Person, means the power to direct or cause the direction of the management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by Contract or otherwise.

(b) “Antitrust Laws” means the HSR Act, the Federal Trade Commission Act, the Sherman Act, the Clayton Act, and any applicable foreign antitrust Laws and all other applicable Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

(c) “Business Day” means any day other than Saturday, Sunday or a day on which commercial banks in New York, New York are authorized or required by Law to close, and shall consist of the time period from 12:01 a.m. through 12:00 midnight New York City time.

(d) “Company Assets” means the assets of the Company or any of its Subsidiaries set forth in Schedule3.18 of the Seller Disclosure Letter.

(e) “Company Incorporation Date” means June 5, 2023.

(f) “Company Material Adverse Effect” means any change, event, violation, inaccuracy, effect or circumstance (each, an “Effect”) that, individually or in the aggregate with any one or more other Effects, would reasonably be expected to (x) result in a material adverse effect on the business, assets, Liabilities, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole or (y) prevent, or materially impair or delay, the ability of the Company to consummate the Transactions or otherwise perform any of its obligations under this Agreement; provided, however, solely with respect to clause (x), no Effect (by itself or when aggregated or taken together with any and all other Effects) directly resulting from, arising out of, attributable to, or related to any of the following shall be deemed to be or constitute a “Company Material Adverse Effect,” and no Effect (by itself or when aggregated or taken together with any and all other such Effects) directly resulting from, arising out of, attributable to, or related to any of the following shall be taken into account when determining whether a “Company Material Adverse Effect” has occurred or may, would or could occur: (a) general economic conditions (or changes in such conditions) in the United States or any other country or region in the world, or conditions in the global economy generally; (b) conditions (or changes in such conditions) in the securities markets, credit markets, currency or cryptocurrency markets or other financial markets in the United States or any other country or region in the world; (c) conditions (or changes in such conditions) in the industries in which the Company and its Subsidiaries conduct business; (d) changes in political conditions in the United States or any other country or region in the world or acts of war, sabotage or terrorism (including any escalation or general worsening of any such acts of war, sabotage or terrorism) in the United States or any other country or region in the world; (e) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions and other force majeure events in the United States or any other country or region in the world; (f) pandemics, epidemics or disease outbreaks or any escalation or worsening of any of the foregoing (including, for the avoidance of doubt, any effect resulting from, arising out of or otherwise related to COVID-19 (including any impact of any associated shutdown, shelter in place or non-essential business order or other similar measures mandated or recommended by any applicable Governmental Authority)); (g) the announcement of this Agreement or the pendency or consummation of the Transactions, including, in any such case, the impact thereof on relationships, contractual or otherwise, with customers, suppliers, vendors, lenders, investors, licensors, licensees, venture partners or employees (other than, in each case, for purposes of any representation or warranty set forth in Section 3.03 or Section 3.05); (h) changes in Law or other legal or regulatory conditions, or the interpretation thereof, or changes in GAAP or other accounting standards (or the interpretation thereof), or that result from any action taken for the purpose of complying with any of the foregoing; (i) any actions taken or failure to take action, in each case, to which Buyer has expressly requested or consented to, or compliance with the terms of, or the taking of any action required or contemplated by, this Agreement, or the failure to take any action prohibited by this Agreement; or (j) any breach of this Agreement by the Buyer; provided, further, that any Effect relating to or arising out of or resulting from any change or event referred to in clauses (a) through (f) or (h) above may constitute, and be taken into account in determining the occurrence of, a Company Material Adverse Effect if and only to the extent that such change or event has a disproportionate impact on the Company and its Subsidiaries as compared to other participants that operate in the industry in which the Company and its Subsidiaries operate.

A-41

(g) “Company Membership Interest” shall be as defined in the Recitals.

(h) “Confidentiality Agreement” means that certain letter agreement, dated as of May 9, 2023, by and between Buyer and Seller.

(i) “Contract” means any written or oral contract, agreement, indenture, note, bond, loan, lease, sublease, mortgage, license, sublicense, obligation or other binding arrangement.

(j) “COVID-19” means the Coronavirus and any strain, mutation or variation thereof, any health condition related thereto.

(k) “DOJ” means the U.S. Department of Justice.

(l) “Environmental Laws” means all Laws relating to (i) pollution, contamination, protection of the (indoor or outdoor) environment or health and safety, (ii) emissions, discharges, disseminations, releases or threatened releases of Hazardous Substances into the environment, including air (indoor or outdoor), surface water, groundwater, soil, land surface or subsurface, buildings, facilities, real or personal property or fixtures or (iii) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of, or exposure to, Hazardous Substances. “Environmental Laws” includes the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq., the Clean Water Act, 33 U.S.C. § 1251 et seq., the Clean Air Act, 42 U.S.C. § 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. § 136 et seq., the Oil Pollution Act of 1990, 33 U.S.C. § 2701 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. § 11001 et seq., the Safe Drinking Water Act, 42 U.S.C. § 300f et seq., the Endangered Species Act, 16 U.S.C. § 1531 et seq., the Solid Waste Disposal Act, as amended by the Resource Conservation and Control Act, 42 U.S.C. § 6901 et seq. and all applicable analogous state or local statutes or ordinances.

(m) “ERISA Affiliate” means, with respect to any Person, any trade or business (whether or not incorporated) that is treated as a single employer with such Person within the meaning of Section 4001 of ERISA or Sections 414(b), (c), (m) or (o) of the Code.

(n) “FTC” means the U.S. Federal Trade Commission.

(o) “Governmental Authority” means (i) any federal, state, local, foreign or international government or governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court, tribunal, arbitrator or arbitral body (public or private); and (ii) any self-regulatory organization; (iii) any political subdivision of any of the foregoing.

A-42

(p) “Hazardous Substances” means any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral, or gas, in each case, whether naturally occurring or manmade, that presents a risk to human health or the environment or is hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under any Environmental Law or is otherwise governed, defined, regulated, or for which Liability or standards of conduct may be imposed under any Environmental Law including but not limited to any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation, polychlorinated biphenyls, mold, and perfluoroalkyl and polyfluoroalkyl substances.

(q) “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(r) “Intellectual Property” means all intellectual property and other similar proprietary rights in any jurisdiction throughout the world, including any and all (i) inventions (whether or not patentable), invention disclosures, patents and patent applications (including divisionals, provisionals, continuations, continuations-in-part, and renewal applications), and any renewals, extensions, or reissues thereof; (ii) trademarks, service marks, trade dress, logos, slogans, trade names, assumed names, corporate names, domain names and other source identifiers, including all registrations and applications for registration of the foregoing, and all goodwill associated with any of the foregoing; (iii) copyrights (including all registrations and applications for registration), copyrightable subject matter, original works of authorship, and moral rights; (iv) rights in Software, (v) trade secrets, including confidential and proprietary information and know-how (including processes, formulae, techniques, methods, algorithms, data, databases, designs, drawings, specifications, and material proprietary customer and business data); and (vi) rights to sue and recover and retain damages, costs and attorneys’ fees for the past, present and future infringement, misappropriation or other violation of any of the foregoing.

(s) “Knowledge” means, when used with respect to Buyer or the Company, the actual knowledge of the Persons set forth in Section 9.01(dd) of the Buyer Disclosure Letter or Schedule 9.01(dd) Seller Disclosure Letter, respectively and such Persons on the Buyer Disclosure Letter referred to as the “Buyer Knowledge Persons,” and such Persons on the Seller Disclosure Letter referred to as the “Company Knowledge Persons,” in each case, after reasonable investigation of each such individual.

(t) “Law” means any federal, state, national, material local or municipal or other law, statute, ordinance, code, regulation, rule, the common law or other requirement of any Governmental Authority, and any Orders.

(u) “Liability” means any obligation or liability (whether absolute or contingent, asserted or unasserted, known or unknown, liquidated or unliquidated, due or to become due, fixed or unfixed, and regardless of when or by whom asserted).

(ii) “Liens” means any mortgages, deeds of trust, liens, pledges, security interests, leases, subleases, licenses, covenants, claims, hypothecations, options, rights of first offer or refusal, charges or other encumbrances in respect of any property or asset.

(jj) “Losses” means any loss, Liability, demand, claim, action, cost, damage, deficiency, loss of or diminution in value, award, royalty, penalty, Tax, fine, expense, settlement, judgment or charge (including interest, penalties, attorneys’ or other advisors’ fees and expenses (including any costs of preparing Tax Returns) and amounts paid in investigation or defense, and amounts paid in settlement, of any of the foregoing).

A-43

(kk) “Nasdaq” means the Nasdaq Stock Market LLC.

(ll) “Orders” means any orders, decisions, judgments, writs, injunctions, decrees, awards or other determinations of any Governmental Authority.

(mm) “Buyer Assets” means any assets of Buyer or any of its Subsidiaries.

(nn) “Buyer Common Stock” means the Common Stock, par value $.0001 per share, of Buyer.

(oo) “Buyer Financial Advisor” means Joseph Gunnar & Co. LLC.

(pp) “Buyer Material Adverse Effect” means any Effect that, individually or in the aggregate with any one or more other Effects, would reasonably be expected to (x) result in a material adverse effect on the business, assets, Liabilities, results of operations or condition (financial or otherwise) of the Buyer and its Subsidiaries, taken as a whole or (y) prevent, or materially impair or delay, the ability of the Buyer to consummate the Transactions or otherwise perform any of its obligations under this Agreement; provided, however, solely with respect to clause (x), no Effect (by itself or when aggregated or taken together with any and all other Effects) directly resulting from, arising out of, attributable to, or related to any of the following shall be deemed to be or constitute a “Buyer Material Adverse Effect,” and no Effect (by itself or when aggregated or taken together with any and all other such Effects) directly resulting from, arising out of, attributable to, or related to any of the following shall be taken into account when determining whether a “Buyer Material Adverse Effect” has occurred or may, would or could occur: (a) general economic conditions (or changes in such conditions) in the United States or any other country or region in the world, or conditions in the global economy generally; (b) conditions (or changes in such conditions) in the securities markets, credit markets, currency markets or other financial markets in the United States or any other country or region in the world; (c) conditions (or changes in such conditions) in the industries in which Buyer and its Subsidiaries conduct business; (d) changes in political conditions in the United States or any other country or region in the world or acts of war, sabotage or terrorism (including any escalation or general worsening of any such acts of war, sabotage or terrorism) in the United States or any other country or region in the world; (e) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions and other force majeure events in the United States or any other country or region in the world; (f) pandemics, epidemics or disease outbreaks or any escalation or worsening of any of the foregoing (including, for the avoidance of doubt, any effect resulting from, arising out of or otherwise related to COVID-19 (including any the impact of any associated shutdown, shelter in place or non-essential business order or other similar measures mandated or recommended by any applicable Governmental Authority)); (g) the announcement of this Agreement or the pendency or consummation of the Transactions, including, in any such case, the impact thereof on relationships, contractual or otherwise, with customers, suppliers, vendors, lenders, investors, licensors, licensees, venture partners or employees (other than, in each case, for purposes of any representation or warranty set forth in Section 4.02 or Section 4.04); (h) changes in Law or other legal or regulatory conditions, or the interpretation thereof, or changes in GAAP or other accounting standards (or the interpretation thereof), or that result from any action taken for the purpose of complying with any of the foregoing; (i) any actions taken or failure to take action, in each case, to which the Company has expressly requested or consented to, or compliance with the terms of, or the taking of any action required or contemplated by, this Agreement, or the failure to take any action prohibited by this Agreement; (j) any failure by Buyer or any of its Subsidiaries to meet any internal or external projections or forecasts or any decline in the price of Buyer Common Stock (but excluding, in each case, the underlying causes of such failure or decline, as applicable, which may themselves constitute or be taken into account in determining whether there has been, or would be, a Buyer Material Adverse Effect); or (k) any breach of this Agreement by the Company; provided, further, that any Effect relating to or arising out of or resulting from any change or event referred to in clauses (a) through (f) or (h) above may constitute, and be taken into account in determining the occurrence of, a Buyer Material Adverse Effect if and only to the extent that such change or event has a disproportionate impact on the Buyer and its Subsidiaries as compared to other participants that operate in the industry in which the Buyer and its Subsidiaries operate.

A-44

(qq) “Buyer Preferred Stock” means Series E preferred stock, $0.0001 par value; 775,000 shares authorized.

(rr) “Buyer SEC Reports” means all reports, statements (including registration and proxy statements), schedules, forms, certifications or other document (including exhibits and all other information incorporated therein) filed by Buyer with the SEC and accessible on the SEC’s website at www.sec.gov.

(ss) “Buyer Stock Option” means a stock option to purchase shares of Buyer Common Stock issued by Buyer pursuant to the Buyer Equity Plan.

(tt) “Permitted Liens” means (i) statutory Liens for Taxes, assessments or other charges by Governmental Authorities not yet due and payable or the amount or validity of which is being contested in good faith and by appropriate proceedings, and for which adequate reserves have been maintained in accordance with GAAP, (ii) mechanics’, materialmen’s, carriers’, workmen’s, warehouseman’s, repairmen’s, landlords’ and similar Liens granted or which arise in the ordinary course of business that are not material in amount and do not materially detract from the value of or materially impair the existing use of the property affected by such Lien, or which are not yet due and payable or the amount or validity of which is being contested in good faith and by appropriate proceedings, and for which adequate reserves have been maintained in accordance with GAAP, (iii) zoning, entitlement, building and other land use Liens applicable to real property which are not violated by the current use, occupancy or operation of such real property, (iv) covenants, conditions, restrictions, easements and other non-monetary Liens affecting title to any real property which would do not materially impair the value, current use, occupancy or operation of such real property, (v) Liens arising under worker’s compensation, unemployment insurance, social security, retirement and similar Laws, (vi) Liens on goods in transit incurred pursuant to documentary letters of credit, (vii) non-exclusive, non-perpetual licenses of Intellectual Property granted by the applicable Party in the ordinary course of business, (viii) such other Liens that are not material in amount and do not materially detract from the value of or materially impair the existing use of the property affected by such Lien and (ix) Liens described in Schedule 9.01(ww) of the Seller Disclosure Letter or the Buyer Disclosure Letter.

(uu) “Person” means any natural person, corporation, company, partnership, association, limited liability company, limited partnership, limited liability partnership, trust or other legal entity or organization, including a Governmental Authority.

(vv) “Representatives” means, when used with respect to any Person, the directors, officers, employees, consultants, accountants, legal counsel, investment bankers or other financial advisors, agents and other representatives of such Person.

(ww) “Requisite Buyer Vote” means the adoption of this Agreement and the Transactions by the affirmative vote of holders of a majority of the outstanding shares of Buyer Common Stock as of the record date for the Buyer Stockholders Meeting.

(xx) “Reverse Stock Split” means a reverse stock split of the Buyer Common Stock at a reverse stock split ratio ranging from 25-for-1 to 100-for-1, with the final ratio to be designated by the Company and effective by Buyer prior to the Closing in accordance with the terms hereof.

(yy) “Securities Act” means the Securities Act of 1933, as amended, and the rules promulgated thereunder.

A-45

(zz) “Software” means all computer software (in object code or source code format), libraries, data and databases, and related specifications, documentation and materials.

(aaa) “Subsidiary” means, when used with respect to any Person, any other Person that such Person directly or indirectly owns or has the power to vote or control more than 50% of the voting stock or other interests the holders of which are generally entitled to vote for the election of the board of directors or other applicable governing body of such other Person.

(bbb) “Tax Returns” means any and all reports, returns, declarations, claims for refund, elections, disclosures, estimates, information reports or returns or statements required to be supplied to a Governmental Authority in connection with Taxes, including any schedule or attachment thereto or amendment thereof.

(ccc) “Taxes” means (i) any and all federal, state, provincial, local, foreign and other taxes, levies, fees, imposts, duties, and similar governmental charges (including any interest, fines, assessments, penalties or additions to tax imposed in connection therewith or with respect thereto) including (x) taxes imposed on, or measured by, income, franchise, profits or gross receipts, and (y) ad valorem, value added, capital gains, sales, goods and services, use, real or personal property, capital stock, license, branch, payroll, estimated withholding, employment, social security (or similar), unemployment, compensation, escheat, abandoned and unclaimed property, utility, severance, production, excise, stamp, occupation, premium, windfall profits, transfer and gains taxes, and customs duties, (ii) any and all Liability for the payment of any items described in clause (i) above as a result of being (or ceasing to be) a member of an affiliated, consolidated, combined, unitary or aggregate group (or being included (or being required to be included) in any Tax Return related to such group), including pursuant to Treasury Regulations Section 1.1502-6 (or comparable provision of state, local or non-U.S. Tax Law) and (iii) any and all Liability for the payment of any amounts described in clause (i) or (ii) above as a result of any express or implied obligation to indemnify any other person, or any successor or transferee Liability.

(ddd) “Third Party” means any Person or group other than the Company and its Affiliates.

Section 9.02 Interpretation. Unless the express context otherwise requires:

(a) the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

(b) terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa;

(c) the terms “Dollars” and “$” mean U.S. dollars;

(d) references herein to a specific Section, Subsection, Recital, Schedule or Exhibit shall refer, respectively, to Sections, Subsections, Recitals, Schedules or Exhibits of this Agreement;

(e) wherever the word “include,” “includes” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”;

(f) references herein to any gender shall include each other gender;

A-46

(g) references herein to any Person shall include such Person’s heirs, executors, personal representatives, administrators, successors and assigns; provided, however, that nothing contained in this Section 9.02 is intended to authorize any assignment or transfer not otherwise permitted by this Agreement;

(h) references herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity;

(i) with respect to the determination of any period of time, (i) the word “from” means “from and including” and the words “to” and “until” each means “to but excluding” and (ii) time is of the essence;

(j) the word “or” shall be disjunctive but not exclusive;

(k) references herein to any Law shall be deemed to refer to such Law as amended, modified, codified, reenacted, supplemented or superseded in whole or in part and in effect from time to time, and also to all rules and regulations promulgated thereunder;

(l) references herein to any Contract mean such Contract as amended, supplemented or modified (including by any waiver thereto) in accordance with the terms thereof;

(m) the headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the Parties;

(n) if the last day for the giving of any notice or the performance of any act required or permitted under this Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day; and

(o) references herein to “ordinary course of business” shall refer to ordinary course of business consistent with past practice.

Section 9.03 No Survival. None of the representations and warranties contained in this Agreement or in any instrument delivered under this Agreement shall survive the Closing. This Section 9.03 shall not limit any covenant or agreement of the Parties which, by its terms, contemplates performance after the Closing.

Section 9.04 Governing Law. All matters arising out of or relating to this Agreement and the Transactions (including its interpretation, construction, performance and enforcement) shall be governed by and construed in accordance with the Law of the State of Delaware without giving effect to any choice or conflict of law provision or rule that would cause the application of Laws of any jurisdictions other than those of the State of Delaware.

A-47

Section 9.05 Submission to Jurisdiction; Service. Each Party (a) irrevocably and unconditionally submits to the personal jurisdiction of the federal courts of the United States of America located in the State of Delaware and the Court of Chancery of the State of Delaware, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that any actions or proceedings arising in connection with this Agreement or the Transactions shall be brought, tried and determined only in the Delaware Court of Chancery (or, only if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), (d) waives any claim of improper venue or any claim that those courts are an inconvenient forum and (e) agrees that it will not bring any action relating to this Agreement or the Transactions in any court other than the aforesaid courts. The Parties agree that mailing of process or other papers in connection with any such Legal Action or proceeding in the manner provided in Section 9.07 or in such other manner as may be permitted by applicable Law, shall be valid and sufficient service thereof.

Section 9.06 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS.

Section 9.07 Notices. All notices and other communications hereunder shall be in writing and shall be addressed as follows (or at such other address for a Party as shall be specified by like notice):

If to Buyer, to:

Recruiter.com Group, Inc.

123 Farmington Avenue

Suite 252, Bristol CT 06010

Attention: Evan Sohn

Telephone: (855) 931-1500

Email: evan@recruiter.com

with a copy (which shall not constitute notice) to:

Lucosky Brookman LLP

101 Wood Avenue South, 5th Floor

Woodbridge, NJ 08830

Attention: Joseph Lucosky

Telephone: (732) 395-4402

Email: jlucosky@lucbro.com

Attention: Ian Liao

Telephone: (732) 712-2712

Email: iliao@lucbro.com

If to Seller, to:

GoLogiq Inc.

85 Broad Street

16-079

NY, NY 10004

Attention: Brent Suen

Telephone: 808 829-1057

Email: brent@gologiq.com

with a copy (which shall not constitute notice) to:

Kline Law Group

15615 Alton Parkway, Suite 450

Irvine, CA 92618

A-48

Attention: Scott Kline

Email: scott@klinelawgroup.com

If to the Company, to:

GOLQ LLC

85 Broad Street, 16-079

New York, NY 10004

Attention: Brent Suen

Telephone: 808 829-1057

Email: brent@gologiq.com

with a copy (which shall not constitute notice) to:

Kline Law Group

15615 Alton Parkway, Suite 450

Irvine, CA 92618

Attention: Scott Kline

Email: scott@klinelawgroup.com

All such notices or communications shall be deemed to have been delivered and received: (a) if delivered in person, on the day of such delivery, (b) if by electronic mail, on the day on which such electronic mail was sent; provided, that receipt is personally confirmed by telephone, (c) if by certified or registered mail (return receipt requested), on the third Business Day after the mailing thereof or (d) if by reputable overnight delivery service, on the first Business Day after the sending thereof.

Section 9.08 Amendment. This Agreement may be amended by the Parties at any time before the Closing, whether before or after obtaining the Requisite Buyer Vote, so long as (a) no amendment that requires further stockholder approval under applicable Law after stockholder approval hereof shall be made without such required further approval and (b) such amendment has been duly approved by the board of directors of each of Buyer and the Seller. This Agreement may not be amended except by an instrument in writing signed by each of the Parties.

Section 9.09 Extension; Waiver. At any time before the Closing, Buyer, on the one hand, and the Seller, on the other hand, may (a) extend the time for the performance of any of the obligations of the other Party, (b) waive any inaccuracies in the representations and warranties of the other Party contained in this Agreement or in any document delivered under this Agreement or (c) subject to applicable Law, waive compliance with any of the covenants or conditions contained in this Agreement. Any agreement on the part of a Party to any extension or waiver shall be valid only if set forth in an instrument in writing signed by such Party. The failure of any Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

Section 9.10 Entire Agreement. This Agreement (and the exhibits hereto), the Seller Disclosure Letter, the Buyer Disclosure Letter, the certificates delivered hereunder, and the Confidentiality Agreement contain all of the terms, conditions and representations and warranties agreed to by the Parties relating to the subject matter of this Agreement and supersede all prior or contemporaneous agreements, negotiations, correspondence, undertakings, understandings, representations and warranties, both written and oral, among the Parties with respect to the subject matter of this Agreement. No representation, warranty, inducement, promise, understanding or condition not set forth in such documents has been made or relied upon by any of the Parties.

Section 9.11 No Third-Party Beneficiaries. Except (a) as provided in Section 5.06 (Directors’ and Officers’ Indemnification and Insurance), (b) for the provisions of Section 2.01, Section 2.02 and Section 2.03 (which, only from and after the Closing, shall be for the benefit of holders of Buyer Common Stock as of the Closing), , the Seller, and the Buyer and hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other Parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

A-49

Section 9.12 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of that provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted for that provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid or unenforceable provision and (b) the remainder of this Agreement and the application of that provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of that provision, or the application of that provision, in any other jurisdiction. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a reasonably acceptable manner so that the Transactions may be consummated as originally contemplated to the fullest extent possible.

Section 9.13 Rules of Construction. The Parties have participated jointly in negotiating and drafting this Agreement. If an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement. Subject to and without limiting the introductory language to Article III and Article IV, each Party has or may have set forth information in the Seller Disclosure Letter and Buyer Disclosure Letter, as applicable, in a section of such disclosure letter that corresponds to the section of this Agreement to which it relates. The fact that any item of information is disclosed in the Seller Disclosure Letter or Buyer Disclosure Letter shall not constitute an admission by the Company or Buyer, respectively, that such item is material, that such item has had or would have a Company Material Adverse Effect or Buyer Material Adverse Effect, as the case may be, or that the disclosure of such be construed to mean that such information is required to be disclosed by this Agreement.

Section 9.14 Assignment. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their permitted successors and assigns. No Party may assign or delegate, by operation of law or otherwise, all or any portion of its rights or Liabilities under this Agreement without the prior written consent of the other Parties, and any attempted or purported assignment or delegation in violation of this Section 9.14 shall be null and void.

Section 9.15 Remedies. No failure or delay on the part of any Party in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available except as otherwise provided in Section 9.16, the exercise by a Party of any one remedy hereunder shall not preclude the exercise by it of any other remedy hereunder to the extent permitted herein.

Section 9.16 Specific Performance. The Parties agree that irreparable injury would occur if any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, it is therefore agreed that the Parties shall be entitled to seek an injunction or injunctions, specific performance or other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware or other court of the United States as specified in Section 9.05, and the Parties hereby waive any requirement for the posting of any bond or similar collateral in connection therewith.

A-50

Section 9.17 Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. The exchange of copies of this Agreement and signature pages by email in .pdf or .tif format (including any electronic signature complying with the U.S. ESIGN Act of 2000, e.g., www.docusign.com), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means, shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Such execution and delivery shall be considered valid, binding and effective for all purposes.

Section 9.18 Non-Recourse. This Agreement may only be enforced against the named Parties. All legal proceedings, Legal Actions, obligations, losses, damages, claims or causes of action (whether in contract, in tort, in law or in equity, or granted by statute whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or otherwise) that may be based upon, arise under, out or by reason of, be connected with, or relate in any manner to (i) this Agreement or any of the other agreements or documents contemplated hereby, (ii) the negotiation, execution or performance of this Agreement or any of the documents contemplated hereby (including any representation or warranty made in connection with, or as an inducement to, this Agreement or any of the other agreements or documents contemplated hereby), (iii) any breach or violation of this Agreement (including the failure of any representation and warranty to be true or accurate) or any of the other agreements or documents contemplated hereby, and (iv) any failure of the Transactions or the other agreements or documents contemplated hereby to be consummated, in the case of clauses (i) and (iv), may be made only against (and are those solely of) the Persons that are expressly named as parties to this Agreement, and the Confidentiality Agreement, and then only to the extent of the specific obligations of such Persons set forth in this Agreement, or the Confidentiality Agreement, as applicable. In furtherance and not in limitation of the foregoing, and notwithstanding any other provision of this Agreement to the contrary, each Party covenants, agrees and acknowledges that (except to the extent named as a party, or the Confidentiality Agreement, and then only to the extent of the specific obligations of such parties set forth in this Agreement, or the Confidentiality Agreement, as applicable) no recourse under this Agreement, any related document or any documents or instruments delivered in connection with this Agreement or any related document shall be had against any Company Related Party or Buyer Related Party, whether in contract, tort, equity, law or granted by statute whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or otherwise.

[Signature Pages Follow]

A-51

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

BUYER

Recruiter.com Group Inc.

By:
Name:
Title:

SELLER

GoLogiq, inc.

By:
Name:
Title:

[Signature Page to Stock Purchase Agreement]

A-52

EXHIBIT A

Lockup Agreement

[See attached.]

A-53

EXHIBIT B

Company Articles of Organization

[See attached.]

A-54

EXHIBIT C

Company Operating Agreement

[See attached.]

A-55

EXHIBIT D

Buyer Restated Certificate of Incorporation

[See attached.]

A-56

EXHIBIT E

Buyer Bylaws

[See attached.]

A-57

AMENDMENT TO STOCK PURCHASE AGREEMENT

This Amendment to Stock Purchase Agreement (“Amendment”) is effective as of August 29, 2023 and entered into by and between Recruiter.com Group, Inc., a Nevada corporation (“Buyer”), and GoLogiq Inc., a Delaware corporation (the “Seller” and collectively with Buyer, the “Parties”), with respect to that certain Stock Purchase Agreement dated June 5, 2023 (the “Original Agreement”). This Amendment replaces the Amendment to the Stock Purchase Agreement signed on August 18, 2023. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Original Agreement.

Pursuant to Section 9.08 of the Original Agreement, the Parties hereby agree to amend and/or modify the Original Agreement as follows:

1. The Recitals of the Original Agreement shall be amended and replaced in their entirety by the following:

WHEREAS, Seller is the sole holder and owner of all of the issued and outstanding membership interest (the “Company Membership Interests”) of GoLogiq SPV LLC, a Nevada limited liability company with its registered address at 85 Broad Street, 16-079, New York, NY 10004 (the “Company”);

WHEREAS, the Company owns certain assets related to the financial technology business, as well as stocks and other securities of one or more subsidiaries of the Company;

WHEREAS, Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, all and not less than all of the Company Membership Interests, subject to the terms and conditions set forth herein; and

WHEREAS, upon the completion of the transactions contemplated under this Agreement, the Company will become a wholly owned subsidiary of Buyer and in exchange, Seller shall receive such certain number of issued and outstand shares of Buyer Common Stock as consideration therefor pursuant to the terms and conditions of this Agreement.

2. Section 1.02 of the Original Agreement shall be amended and replaced in its entirety by the following:

Section 1.02 Payment of Consideration; Milestone Payments.

(a) The Parties agree that at the Closing, subject to the terms and conditions contained herein, Buyer will issue to Seller such number of shares of Buyer Common Stock that represents 19.99% of the number of issued and outstanding shares of the Buyer Common Stock on the Business Day prior to the Closing Date (“Closing Consideration”). Following the issuance of the Closing Consideration, Seller will own 16.66% of the issued and outstanding shares of the Buyer Common Stock. For the avoidance of doubt, the value of the shares issuable pursuant to this Section 1.02 will equal the Buyer’s closing stock price on the Business Day prior to, as the case may be, the Closing Date or the Milestone Payment Determination Date (as defined in Section 1.02(b)). For the avoidance of doubt, the total aggregate transaction value of Buyer’s purchase of the Company Membership Interests shall equal the sum of the value of the Closing Consideration plus the value of each Milestone Payment.

A-58

(b) In addition to the Closing Consideration, Buyer and Seller agree that additional Buyer Common Stock may be issuable to Seller as consideration upon the achievement of one or more of the following milestone targets (each a “Milestone Payment”).:

i. If on a date that is six (6) months after the Closing Date, the Revenue for such six-month period is at least and not less than $2,000,000, Buyer will issue to Seller such number of additional shares of Buyer Common Stock such that Seller will own, following such issuance, 40.00% of the issued and outstanding shares of the Buyer Common Stock;

ii. if on a date that is nine (9) months after the Closing Date, the Revenue for such nine-month period is at least and not less than $4,000,000, Buyer will issue to Seller such number of additional shares of Buyer Common Stock such that Seller will own, following such issuance, 64.00% of the issued and outstanding shares of the Buyer Common Stock. Such issuance may be made as early as six (6) months after the Closing Date if $4,000,000 in Revenue is reached between six (6) and nine (9) months after the Closing Date; and

iii. if on a date that is twelve (12) months after the Closing Date, Revenue for such twelve-month period is at least and not less than $6,000,000, Buyer will issue to Seller such number of additional shares of Buyer Common Stock such that Seller will own, following such issuance, 84.00% of the fully diluted shares of the Buyer Common Stock. Such issuance may be made as early as six (6) months after the Closing Date if $6,000,000 in Revenue is reached between six (6) and twelve (12) months after the Closing Date.

(c) Whether a Milestone Payment is payable under Section 1.02(b) shall be determined by the Parties on a mutually agreeable date (each a “Milestone Payment Determination Date”) within 30 days following the end of each period under Section 1.02(b). If a Milestone Payment is determined to be payable (and additional shares of Buyer Common Stock becoming issuable) to Seller under this Section 1.02, Buyer shall issue such additional shares within 60 days following each Milestone Payment Determination Date.

(d) For the avoidance of doubt, each Milestone Payment under Section 1.02(b) shall be independent of the other Milestone Payments such that a Milestone Payment shall be payable if and only if the target attributable to such Milestone Payment is achieved within the period of time required by such target. By way of example, if Revenue is less than $4,000,000 for the nine-month period under Section 1.02(b)(ii) then such Milestone Payment shall not be payable; however, if Buyer achieves a Revenue of $6,000,000 by the end of the twelve-month period under Section 1.02(b)(iii) then the Milestone Payment due under Section 1.02(b)(iii) shall still be payable to Seller.

3. Section 1.03 of the Original Agreement shall be amended and replaced in its entirety by the following:

Section 1.03 Earn-out Determination Date; Earn-out Payment.

(a) Buyer and Seller further agree that if on a date that is six (6) months after the Closing Date (the “Earn-out Determination Date”), Buyer’s market capitalization at the close of the trading day, and calculated on the basis of the closing price of the shares of Buyer Common Stock on the Earn-out Determination Date (“Buyer Market Cap”) exceeds $105,000,000 (the “Assumed Market Cap”), Seller will be entitled to receive earn-out payments in the form of additional shares of Buyer Common Stock as follows (“Earn-out Payment”):

(i) If the Buyer Market Cap on the Earn-out Determination Date exceeds the Assumed Market Cap but is less than or equals to $130,000,000, Seller shall receive such additional number of shares of Buyer Common Stock representing seventy percent (70%) of the increase in value over the Assumed Market Cap;

A-59

(ii) If the Buyer Market Cap on the Earn-out Determination Date exceeds $130,000,000 but is less than or equals to $160,000,000, Seller shall receive such additional number of shares of Buyer Common Stock representing eighty percent (80%) of the increase in value over the Assumed Market Cap ; or

(iii) If the Buyer Market Cap on the Earn-out Determination Date exceeds $160,000,000, Seller shall receive such additional number of shares of Buyer Common Stock representing ninety percent (90%) of the increase in value over the Assumed Market Cap.

(b) For the avoidance of doubt, no Earn-out Payment shall be payable (and no additional shares of Buyer Common Stock shall be issuable) if the Buyer Market Cap on the Earn-out Determination Date is less than or equal to the Assumed Market Cap. Also, the above is not intended to be cumulative and Seller shall be entitled to a one-time Earn-out Payment as determined based on the Buyer Market Cap at or on the Earn-out Determination Date.

(c) If an Earn-out Payment is payable (and additional shares of Buyer Common Stock issuable) to Seller under this Section 1.03, Buyer shall issue such additional shares of Buyer Common Stock within 60 days following the Earn-out Determination Date.

4. Section 1.06 of the Original Agreement shall be amended and replaced in its entirety by the following:

Section 1.06 Directors and Officers.

(a) Buyer Board. The Parties shall take all necessary actions such that, until successors are duly elected or appointed and qualified in accordance with applicable Law, or until their earlier death, resignation or removal in accordance with the organizational documents of Buyer, individuals serving on Buyer’s Board prior to the Closing shall be retained as directors of the Buyer’s Board following the Closing except for one director who shall be replaced with and be such individual identified and set forth on Schedule 1.06(a) of the Seller Disclosure Letter. The Parties also agree that following the date of each Milestone Payment, one (1) individual named by Seller shall be appointed to Buyer’s Board to replace a then existing director of the Buyer Board (other than the individuals previously appointed by Seller).

(b) Officers of Buyer. The Parties shall take all necessary actions such that, from and after the Closing, until successors are duly elected or appointed and qualified in accordance with applicable Law, or until their earlier death, resignation or removal in accordance with the organizational documents of Buyer, (i) Granger Whitelaw shall be appointed as the Chief Executive Officer of Buyer following the Closing, and (ii) the other officers of Buyer prior to the Closing shall remain in their respective positions unless and until determined otherwise by the Buyer’s Board.

(c) Company Board of Directors and Officers. The Parties shall take all necessary actions such that, from and after the Closing Date, until successors are duly elected or appointed and qualified in accordance with applicable Law, or until their earlier death, resignation or removal in accordance with the organizational documents of the Company, (i) the directors of the Company and (ii) the officers of the Company shall, in each case, be the same as the directors and officers of the Buyer as set forth under Section 1.06(a) and Section 1.06(b) above.

5. Section 2.03(b) of the Original Agreement shall be amended and replaced in its entirety by the following:

(b) the Closing Consideration;

6. Section 4.22 of the Original Agreement shall be amended and replaced in its entirety by the following:

A-60

Section 4.22 Valid Issuance. The Closing Consideration to be issued at the Closing and any Milestone Payments, will, when issued in accordance with the provisions of this Agreement, be validly issued, fully paid and nonassessable.

7. Section 9.01(xx) of the Original Agreement shall be amended and replaced in its entirety by the following:

“Reverse Stock Split” means a reverse stock split of the Buyer Common Stock at a reverse stock split ratio of 1 for 15 with such split to be effective on August 24, 2023.

8. The following shall be added to Section 9.01 as Section 9.01(eee):

“Revenue” means, for a particular period, the total revenue attributable to the assets and lines of business that the Buyer acquired from the Seller on the Closing Date as measured in accordance with GAAP and as reviewed by the Buyer’s independent registered public accounting firm.

9. Except as amended or otherwise modified under this Amendment, all other terms of the Original Agreement shall remain in full force and effect. All references to “Agreement” in the Original Agreement shall hereafter be taken to mean the Original Agreement as amended or modified by this Amendment.

[signature page follows]

A-61

IN WITNESS WHEREOF, the Parties have caused this Amendment to Stock Purchase Agreement to be executed as of the date first set forth above.

BUYER

Recruiter.com Group, Inc.

By:	/s/Miles Jennings
Name:	Miles Jennings
Title:	CEO

SELLER

GoLogiq, Inc.

By:	/s/Granger B. Whitelaw
Name:	Granger B. Whitelaw
Title:	CEO

A-62

Annex B

 ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this "Agreement"), dated as of August 16, 2023, is entered into between Recruiter.com Group, Inc. a Nevada Corporation ("Seller") and Job Mobz Inc, a California corporation ("Buyer").

RECITALS

WHEREAS, Seller is engaged in the business of operating a website located at https://www.Recruiter.com and providing and marketing employee and contractor recruiting solutions (the "Business");

WHEREAS, Seller wishes to sell and assign to Buyer, and Buyer wishes to purchase and assume from Seller, the assets generally used to operate https://www.Recruiter.com and provide the services of the Business ("the Site"), subject to the terms and conditions set forth herein;

and

WHEREAS, a portion of the purchase price payable by Buyer to Seller shall be contingent upon certain events and conditions, all as set forth in this Agreement);

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

The following terms have the meanings specified or referred to in this ARTICLE I:

"Action" means any claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena or investigation of any nature, civil, criminal, administrative, regulatory or otherwise, whether at law or in equity.

"Affiliate" of a Person means any other Person that directly or indirectly, through one or  more intermediaries, controls, is controlled by, or is under common control with, such Person.

The term "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

"Ancillary Documents" means the Bill of Sale, the Assignment and Assumption Agreement, Intellectual Property Assignments, and the other agreements, instruments and documents required to be delivered at the Closing or otherwise reasonably requested by either Party.

"Business" means the operation of the on demand recruiting platform currently located at the URL Recruiter.com that utilizes the Intellectual Property Assets.

B-1

"Business Day" means any day except Saturday, Sunday or any other day on which commercial banks located in New York are authorized or required by Law to be closed for business.

"Code" means the Internal Revenue code of 1986, as amended.

"Contracts" means all contracts, leases, deeds, mortgages, licenses, instruments, notes, commitments, undertakings, indentures, joint ventures and all other agreements, commitments and legally binding arrangements, whether written or oral, including, without limitation, the Master Referral Agreement executed between Buyer and Seller.

"Disclosure Schedules" means the Disclosure Schedules delivered by Seller and Buyer concurrently with the execution and delivery of this Agreement.

"Dollars $" or means the lawful currency of the United States.

"Encumbrance" means any charge, claim, community property interest, pledge, condition, equitable interest, lien (statutory or other), option, security interest, mortgage, easement, encroachment, right of way, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

"ERISA Affiliate" means all employers (whether or not incorporated) that would be treated together with the Seller or any of its Affiliates as a "single employer" within the meaning of Section 414 of the Code or Section 4001 of ERISA.

"GAAP" means United States generally accepted accounting principles in effect from time to time.

"Governmental Authority" means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

"Governmental Order" means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

B-2

"Intellectual Property" means with respect to the Intellectual Property Assets, any and all rights in, arising out of, or associated with any of the following in any jurisdiction throughout the world: (a) issued patents and patent applications (whether provisional or non-provisional), including divisionals, continuations, continuations-in-part, substitutions, reissues, reexaminations, extensions, or restorations of any of the foregoing, and other Governmental Authority-issued indicia of invention ownership (including certificates of invention, petty patents, and patent utility models) ("Patents"): (b) trademarks, service marks, brands, certification marks, logos, trade dress, trade names, and other similar indicia of source or origin, together with the goodwill connected with the use of and symbolized by, and all registrations, copyrights and works of authorship, whether or not copyrightable, and all registrations, applications, and renewals of any of the foregoing ("Copyrights"): (d) internet domain names and social media account or user names (including "handles")], whether or not applications for registration, and renewals of any of the foregoing (Trademarks"): (c) Trademarks, all associated web addresses, URLs, websites and web pages, social media sites and pages, and all content and data thereon or relating thereto, whether or not Copyrights; (e) mask works, and all registrations, applications for registration, and renewals thereof; (f) trade secrets, know-how, inventions (whether or not patentable), discoveries, improvements, technology, business and technical information, databases, data compilations and collections, tools, methods, processes, techniques, and other confidential and proprietary information and all rights therein ("Trade Secrets"); (g) computer programs, operating systems, applications, firmware and other code, including all source code, object code, application programming interfaces, data files, databases, protocols, specifications, and other documentation thereof ("Software"); (h) rights of publicity; and (i) all other intellectual or industrial property and proprietary rights.

"Intellectual Property Agreements" means all licenses, sublicenses, consent to use agreements, settlements, coexistence agreements, covenants not to sue, waivers, releases, permissions and other Contracts, whether written or oral, relating to any Intellectual Property that is used or held for use in the conduct of the Business as currently conducted to which Seller is a party, beneficiary or otherwise bound.

"Intellectual Property Assets" means the Intellectual Property that is owned by Seller set forth on Exhibit A or otherwise, together with all (i) royalties, fees, income, payments, and other proceeds now or hereafter due or payable to Seller with respect to such Intellectual Property; and (ii) claims and causes of action with respect to such Intellectual Property, whether accruing before, on, or after the date hereof/accruing on or after the date hereof, including all rights to and claims for damages, restitution, and injunctive and other legal or equitable relief for past, present, or future infringement, misappropriation, or other violation thereof.

"Intellectual Property Registrations" means all Intellectual Property Assets that are subject to any issuance, registration, or application by or with any Governmental Authority or authorized private registrar in any jurisdiction, including issued Patents, registered Trademarks, domain names and Copyrights, and pending applications for any of the foregoing.

"Knowledge of Seller or Seller's Knowledge" or any other similar knowledge qualification, means the actual or constructive knowledge of any director or officer of Seller, after due inquiry.

"Law" means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority.

B-3

"Liabilities" means liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise.

"Losses" means losses, damages, liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys' fees and the cost of enforcing any right to indemnification hereunder and the cost of pursuing any insurance providers; provided, however, that "Losses" shall not include punitive damages, except to the extent actually awarded to a Governmental Authority or other third party.

"MRA" means the Master Referral Agreement executed between the Parties on or about March 22, 2023.

"Material Adverse Effect" means any event, occurrence, fact, condition or change that is, or could reasonably be expected to become, individually or in the aggregate, materially adverse to (a) the business, results of operations, condition (financial or otherwise) or assets of the Business, (b) the value of the Purchased Assets, or (c) the ability of Seller to consummate the transactions contemplated hereby on a timely basis; provided, however, that "Material Adverse Effect" shall not include any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions; (ii) conditions generally affecting the industries in which the Business operates; (iii) any changes in financial or securities markets in general; (iv) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (v) any action required or permitted by this Agreement, except pursuant to Section 4.03; (vi) any changes in applicable Laws or accounting rules, including GAAP; or (vii) the public announcement, pendency or completion of the transactions contemplated by this Agreement; provided further, however, that any event, occurrence, fact, condition or change referred to in clauses (i) through (iv) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred or could reasonably be expected to occur to the extent that such event, occurrence, fact, condition or change has a disproportionate effect on the Business compared to other participants in the industries in which the Business operates.

"Permits" means all permits, licenses, franchises, approvals, authorizations, registrations, certificates, variances and similar rights obtained, or required to be obtained, from Governmental Authorities.

"Person" means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

"Post-Closing Tax Period" means any taxable period beginning after the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period beginning after the Closing Date.

"Pre-Closing Tax Period" means any taxable period ending on or before the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period ending on and including the Closing Date.

B-4

"Release" means any actual or threatened release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment, disposing or allowing to escape or migrate into or through the environment (including, without limitation, ambient or indoor air, surface water, groundwater, land surface or subsurface strata or within any building, structure, facility or fixture).

"Representative" means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

"Restricted Business" means providing recruitment process outsourcing services and contract recruiters to employers, not including the work involved with the Managed Services described in Exhibit E: Joint Venture Agreement.

"Taxes" means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, documentary, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

"Tax Return" means any return, declaration, report, claim for refund, information return or statement or other document relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

"Territory" means the United States of America.

B-5

ARTICLE II

PURCHASE AND SALE

Section 2.01 Purchase and Sale of Assets. Subject to the terms and conditions set forth herein, at the Closing, Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase from Seller, free and clear of any, all of Seller's right, title and interest in, to and under all of the assets, properties and rights of every kind and nature, whether real, personal or mixed, tangible or intangible (including goodwill), wherever located and whether now existing or hereafter acquired (other than the Excluded Assets), which relate to, or are used or held for use in connection with, the Business (collectively, the "Purchased Assets"), including, without limitation, the following:

(a) The domain names, trademarks, software code, and social media accounts listed on the Disclosure Schedule.

(b) between the parties (the "MRA"), including any amounts already accrued and not yet All right, title and interest in the Master Referral Agreement executed paid to Seller;

B-6

(c) all Contracts, including Intellectual Property Agreements, set forth on Section 2.01(b) of the Disclosure Schedules (the "Assigned Contracts");

(d) all Intellectual Property Assets;

(e) all Permits which are held by Seller and required for the conduct of the Business as currently conducted or for the ownership and use of the Purchased Assets;

(f) all rights to any Actions of any nature available to or being pursued by Seller to the extent related to the Business, the Purchased Assets or the Assumed Liabilities, whether arising by way of counterclaim or otherwise;

(g) all prepaid expenses, credits, advance payments, claims, security, refunds, rights of recovery, rights of set-off, rights of recoupment, deposits, charges, sums and fees (including any such item relating to the payment of Taxes);

(h) all of Seller's rights under warranties, indemnities and all similar rights against third parties to the extent related to any Purchased Assets;

(i) all insurance benefits, including rights and proceeds, arising from or relating to the Business, the Purchased Assets or the Assumed Liabilities;

(j) originals, or where not available, copies, of all books and records, including, but not limited to, books of account, ledgers and general, financial and accounting records, machinery and equipment maintenance files, customer lists, customer purchasing histories, price lists, distribution lists, supplier lists, production data, quality control records and procedures, customer complaints and inquiry files, research and development files, records and data (including all correspondence with any Governmental Authority), sales material and records (including pricing history, total sales, terms and conditions of sale, sales and pricing policies and practices), strategic plans, internal financial statements, marketing and promotional surveys, material and research and files relating to the Intellectual Property Assets and the Intellectual Property Agreements ("Books and Records");

(k) an unlimited, irrevocable, assignable, royalty-free, perpetual and worldwide license to use all software elements necessary to the operation of MediaBistro.com as is conducted as of the Effective Date (such assets, the "Licensed IP"), Seller retains all right, title, and interest, including all intellectual property rights and interests, in and to the Licensed IP. ;and

(l) all goodwill and the going concern value of the Business.

B-7

Section 2.02 Excluded Assets. Notwithstanding the foregoing, the Purchased Assets shall not include the following assets (collectively, the "Excluded Assets"):

(a) Accounts Receivable (except for the accounts receivable associated with the MRA), Cash and cash equivalents

(b) Tax credits for the periods prior to closing of the transaction

(c) Contracts, including Intellectual Property Agreements, that are not Assigned Contracts (the "Excluded Contracts");

(d) the corporate seals, organizational documents, minute books, stock books, Tax Returns, books of account or other records having to do with the corporate organization of Seller;

(e) all Benefit Plans and assets attributable thereto; and

(f) the rights which accrue or will accrue to Seller under this Agreement and the Ancillary Documents.

(g) Other lines of business of Seller not purchased by Buyer, including all assets required for and related to their ongoing development and operation, including but not limited to intellectual property, financials, customer lists, data, processes, personnel, and contracts. These excluded lines of business of Seller are the Healthcare Staffing business, Mediabistro, Candidate Pitch, AI Exchange, RecruitingClasses.com, Joint Ventures and partnerships, Earn outs from sales of other businesses, lawsuits, and various other assets not specifically mentioned.

Section 2.03 Assumed Liabilities. Subject to the terms and conditions set forth herein, Buyer shall assume and agree to pay, perform and discharge only the following Liabilities of Seller (collectively, the "Assumed Liabilities"), and no other Liabilities:

(a) all Liabilities in respect of the Assigned Contracts but only to the extent that such Liabilities thereunder are required to be performed after the Closing Date, were incurred in the ordinary course of business and do not relate to any failure to perform, improper performance, warranty or other breach, default or violation by Seller on or prior to the Closing.

Section 2.04 Excluded Liabilities. Notwithstanding the provisions of Section 2.03 or any other provision in this Agreement to the contrary, Buyer shall not assume and shall not be responsible to pay, perform or discharge any Liabilities of Seller or any of its Affiliates of any kind or nature whatsoever other than the Assumed Liabilities (the "Excluded Liabilities"). Seller shall, and shall cause each of its Affiliates to, pay and satisfy in due course all Excluded Liabilities which they are obligated to pay and satisfy.

B-8

Section 2.05 Purchase Price. The aggregate purchase price for the Purchased Assets, subject to adjustment as provided herein (the "Purchase Price"), plus the assumption of the Assumed Liabilities is:

(a) One Million and Eight Hundred Thousand dollars ($1,800,000) in cash paid as follows:

(i) One Million Five Hundred Thousand dollars ($1,500,000) paid on Closing directly to Seller (the "Initial Cash Payment") in immediately available funds to the account designated by Seller prior to Closing;

(ii) Three Hundred Thousand dollars ($300,000) paid as follows:

(A) One Hundred Fifty Thousand dollars ($150,000), subject to any Adjustments provided for herein, to be released to Seller 2 months after Closing; and

(B) One Hundred Fifty Thousand dollars ($150,000), subject to any Adjustments provided for herein, to be released to Seller 4 months after Closing.

(iii) Should Buyer fail to make the  payment due pursuant to Section 2.05(a)(ii)(A) within 5 business days of when such payment was due, whether or not Seller has provided notice of such default, then Seller shall be entitled to liquidated damages of $150,000 that shall be immediately due and owing.

(iv) Should Buyer fail to make the payment due pursuant to Section 2.05(a)(ii)(B) within 5 business days of when such payment was due, whether or not Seller has provided notice of such default, then Seller shall be entitled to liquidated damages of $150,000 that shall be immediately due and owing. This shall be in addition to the liquidated damages should Buyer fail to make the payment due pursuant to Section 2.05(a)(ii)(A).

(b) The Seller shall receive an allocation of shares in the Series A Preferred Stock of the Buyer, such that it constitutes ten percent (10%) of the fully-diluted ownership stake in Job Mobz, Inc., inclusive of all local, related, and incorporated entities that constitute the totality of the Job Mobz business. The shares are subject to the conditions outlined in the Shareholders Agreement (referenced herein as Exhibit F), which will be in effect as of the closing date. The shares will be issued directly to the Seller and referred to as the "Stock Payment". Any profits generated from these shares will be distributed on a quarterly basis, contingent upon the decision of the Buyer's Board of Directors.

B-9

Section 2.06

(a) Adjustments.

(i) In the event of a breach by Seller of any representation or warranty contained in this Agreement, Buyer shall be entitled to set off any damages incurred by such breach against any payments due pursuant to Section 2.05(a)(ii). Such set off shall be in addition to any other rights or remedies available to Buyer under this Agreement or applicable law. Any amounts remaining after such set off shall be promptly paid to Seller.,

(ii) Fifty-one thousand, two-hundred and twenty dollars ($51,220) (representing one half (1/2) of all amounts paid by Buyer to the Seller for the MRA prior to the Closing Date) will be deducted from the Purchase Price.

(b) Adjustments for Tax Purposes. Any payments made pursuant to Section 2.05 shall be treated as an adjustment to the Purchase Price by the parties for Tax purposes, unless otherwise required by Law

(c) Allocation of Purchase Price. Seller and Buyer agree that the Purchase Price and the Assumed Liabilities (plus other relevant items) shall be allocated among the Purchased Assets for all purposes (including Tax and financial accounting) as mutually agreed to by the Parties. Buyer and Seller shall file all Tax Returns (including amended returns and claims for refund) and information reports in a manner consistent with the agreed to allocation schedule.

Section 2.07 Withholding Tax. Each Party shall be responsible for all taxes owed by it resulting from the transactions contemplated by this Agreement.

Section 2.08 Third Party Consents. To the extent that Seller's rights under any Contract or Permit constituting a Purchased Asset, or any other Purchased Asset, may not be assigned to Buyer without the consent of another Person which has not been obtained, this Agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof or be unlawful, and Seller, at its expense, shall use its best efforts to obtain any such required consent(s) as promptly as possible. If any such consent shall not be obtained or if any attempted assignment would be ineffective or would impair Buyer's rights under the Purchased Asset in question so that Buyer would not in effect acquire the benefit of all such rights, Seller, to the maximum extent permitted by law and the Purchased Asset, shall act after the Closing as Buyer's agent in order to obtain for it the benefits thereunder and shall cooperate, to the maximum extent permitted by Law and the Purchased Asset, with Buyer in any other reasonable arrangement designed to provide such benefits to Buyer. Notwithstanding any provision in this Section 2.08 to the contrary, Buyer shall not be deemed to have waived its rights under Section 7.02(d) hereof unless and until Buyer either provides written waivers thereof or elects to proceed to consummate the transactions contemplated by this Agreement at Closing.

B-10

ARTICLE III

CLOSING

Section 3.01 Closing. Subject to the terms and conditions of this Agreement, the consummation of the transactions contemplated by this Agreement (the "Closing") shall take remotely by exchange of documents and signatures (or their electronic counterparts), no later than 5 pm Pacific Time on November 1, 2023 or at such other time, date or place as Seller and Buyer may mutually agree upon in writing. The date on which the Closing is to occur is herein referred to as the "Closing Date".

Section 3.02 Closing Deliverables.

(a) At the Closing, Seller shall deliver to Buyer the following:

(i) a bill of sale in the form of Exhibit B hereto (the "Bill of Sale") duly executed by Seller, transferring the tangible personal property included in the Purchased Assets to Buyer;

(ii) an assignment and assumption agreement in the form of Exhibit C hereto (the "Assignment and Assumption Agreement") duly executed by Seller, effecting the assignment to and assumption by Buyer of the Purchased Assets and the Assumed Liabilities;

(iii) an assignment in the form of Exhibit D hereto (the "Intellectual Property Assignments") duly executed by Seller, transferring all of Seller's right, title and interest in and to the Intellectual Property Assets to Buyer;

(iv) the Seller Closing Certificate;

(v) the certificates of the Secretary or Assistant Secretary of Seller required by Section 7.02(j) and Section 7.02(k);

(vi) such other customary instruments of transfer, assumption, filings or documents, in form and substance reasonably satisfactory to Buyer, as may be required to give effect to this Agreement;

(vii) the Joint Venture Agreement in the form of Exhibit E hereto (the "JV Agreement") duly executed by Seller;

(viii) the Shareholders Agreement in the form of Exhibit F hereto (the "Shareholders Agreement") duly executed by Seller;

(ix) The Termination Letter to the Master Referral Agreement, in the form of Exhibit H hereto, executed by Seller; and

(x) A digital copy of the Licensed IP.

B-11

(b) At the Closing, Buyer shall deliver to Seller the following:

(i) the Cash Payment by wire transfer of immediately available funds to an account designated in writing by Seller to Buyer;

(ii) the Stock Payment;

(iii) the Assignment and Assumption Agreement duly executed by Buyer;

(iv) with respect to each Lease, an Assignment and Assumption of Lease duly executed by Buyer;

(v) the Buyer Closing Certificate;

(vi) the certificates of the Secretary or Assistant Secretary of Buyer required by Section 7.03(f) and Section 7.03(g);

(vii) the Joint Venture Agreement in the form of Exhibit E hereto (the JV Agreement") duly executed by Buyer;

(viii) the Shareholders Agreement in the form of Exhibit F hereto duly executed by Seller;

(ix) The Termination Letter to the Master Referral Agreement, in the form of Exhibit H hereto, executed by Buyer.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SELLER

Except as set forth in the correspondingly numbered Section of the Disclosure Schedules, Seller represents and warrants to Buyer that the statements contained in this ARTICLE IV are true and correct as of the date hereof.

Section 4.01 Organization and Qualification of Seller. Seller is a corporation duly organized, validly existing and in good standing under the Laws of the state of Nevada and has full corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on the Business as currently conducted. Seller is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the ownership of the Purchased Assets or the operation of the Business as currently conducted makes such licensing or qualification necessary.

B-12

Section 4.02 Authority of Seller. Seller has full corporate power and authority to enter into this Agreement and the Ancillary Documents to which Seller is a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement and any Ancillary Document to which Seller is a party, the performance by Seller of its obligations hereunder and thereunder and the consummation by Seller of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Seller. This Agreement has been duly executed and delivered by Seller, and (assuming due authorization, execution and delivery by Buyer) this Agreement constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms. When each Ancillary Document to which Seller is or will be a party has been duly executed and delivered by Seller (assuming due authorization, execution and delivery by each other party thereto), such Ancillary Document will constitute a legal and binding obligation of Seller enforceable against it in accordance with its terms.

Section 4.03 No Conflicts; Consents. The execution, delivery and performance by Seller of this Agreement and the Ancillary Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the certificate of incorporation, by-laws or other organizational documents of Seller; (b) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to Seller, the Business or the Purchased Assets; (c) require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any Contract or Permit to which Seller is a party or by which Seller or the Business is bound or to which any of the Purchased Assets are subject (including any Assigned Contract); or (d) result in the creation or imposition of any Encumbrance on the Purchased Assets. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to Seller in connection with the execution and delivery of this Agreement or any of the Ancillary Documents and the consummation of the transactions contemplated hereby and thereby.

Section 4.04 Financial Statements. Complete copies of the financial statements for the past three (3) years (the "Financial Statements") have been delivered to Buyer through release of its publicly filed financials. The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved. The Financial Statements are based on the books and records of the Business, and fairly present the financial condition of the Business as of the respective dates they were prepared and the results of the operations of the Business for the periods indicated. Seller maintains a standard system of accounting for the Business established and administered in accordance with GAAP.

Section 4.05 Undisclosed Liabilities. Seller has no Liabilities with respect to the Business, except (a) those which are adequately reflected in the Financial Statements, and (b) those which have been incurred in the ordinary course of business consistent with past practice and which are not, individually or in the aggregate, material in amount.

B-13

Section 4.06 Absence of Certain Changes, Events and Conditions. Since the execution of this Agreement, the Business has been conducted in the ordinary course of business consistent with past practice, and there has not been any:

(a) event, occurrence or development that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(b) declaration or payment of any dividends or distributions on or in respect of any of Seller's capital stock or redemption, purchase or acquisition of Seller's capital stock;

(c) material change in any method of accounting or accounting practice for the Business, except as required by GAAP or as disclosed in the notes to the Financial Statements;

(d) material change in cash management practices and policies, practices and procedures with respect to collection of Accounts Receivable, establishment of reserves for uncollectible Accounts Receivable, accrual of Accounts Receivable, inventory control, prepayment of expenses, payment of trade accounts payable, accrual of other expenses, deferral of revenue and acceptance of customer deposits;

(e) entry into any Contract that would constitute a Material Contract;

(f) incurrence, assumption or guarantee of any indebtedness for borrowed money in connection with the Business except unsecured current obligations and Liabilities incurred in the ordinary course of business consistent with past practice;

(g) transfer, assignment, sale or other disposition of any of the Purchased Assets shown or reflected in the Financial Statements, except for the sale of inventory in the ordinary course of business;

(h) cancellation of any debts or claims or amendment, termination or waiver of any rights constituting Purchased Assets;

(i) transfer or assignment of or grant of any license or sublicense under or with respect to any Intellectual Property Assets or Intellectual Property Agreements (except non-exclusive licenses or sublicenses granted in the ordinary course of business consistent with past practice;

(j) abandonment or lapse of or failure to maintain in full force and effect any material Intellectual Property Registration, or failure to take or maintain reasonable measures to protect the confidentiality or value of any material Trade Secrets included in the Intellectual Property Assets;

B-14

(k) material damage, destruction or loss, or any material interruption in use, of any Purchased Assets, whether or not covered by insurance;

(l) acceleration, termination, material modification to or cancellation of any Assigned Contract or Permit;

(m) material capital expenditures which would constitute an Assumed Liability;

(n) imposition of any Encumbrance upon any of the Purchased Assets;

(o) (i) grant of any bonuses, whether monetary or otherwise, or increase in any wages, salary, severance, pension or other compensation or benefits in respect of any current or former employees, officers, directors, independent contractors or consultants of the Business, other than as provided for in any written agreements or required by applicable Law, (ii) change in the terms of employment for any employee of the Business or any termination of any employees, or (iii) action to accelerate the vesting or payment of any compensation or benefit for any current or former employee, officer, director, consultant or independent contractor of the Business;

(p) hiring or promoting any person except to fill a vacancy in the ordinary course of business;

(q) adoption, modification or termination of any: (i) employment, severance, retention or other agreement with any current or former employee, officer, director, independent contractor or consultant of the Business, (ii) Benefit Plan, or (iii) collective bargaining or other agreement with a Union, in each case whether written or oral;

(r) any loan to (or forgiveness of any loan to), or entry into any other transaction with, any current or former directors, officers or employees of the Business;

(s) adoption of any plan of merger, consolidation, reorganization, liquidation or dissolution or filing of a petition in bankruptcy under any provisions of federal or state bankruptcy Law or consent to the filing of any bankruptcy petition against it under any similar Law;

(t) purchase, lease or other acquisition of the right to own, use or lease any property or assets in connection with the Business except for purchases of inventory or supplies in the ordinary course of business consistent with past practice;

(u) Contract to do any of the foregoing, or any action or omission that would result in any of the foregoing.

B-15

Section 4.07 Material Contracts.

(a) Section 4.07(a) of the Disclosure Schedules lists each of the following Contracts (x) by which any of the Purchased Assets are bound or affected or (y) to which Seller is a party or by which it is bound in connection with the Business or the Purchased Assets and all Intellectual Property Agreements (the "Material Contracts"):

(i) all Contracts that require Seller to purchase or sell a stated portion of the requirements or outputs of the Business or that contain "take or pay" provisions;

(ii) all Contracts for the sale of any of the Purchased Assets or for the grant to any Person of any option, right of first refusal or preferential or similar right to purchase any of the Purchased Assets;

(iii) all powers of attorney with respect to the Business or any Purchased Asset;

(iv) all other Contracts that are material to the Purchased Assets or the operation of the Business and not previously disclosed pursuant to this Section 4.07.

(b) None of Seller or, to Seller's Knowledge, any other party thereto is in breach of or default under (or is alleged to be in breach of or default under), or has provided or received any notice of any intention to terminate, any Material Contract. No event or circumstance has occurred that, with notice or lapse of time or both, would constitute an event of default under any Material Contract or result in a termination thereof or would cause or permit the acceleration or other changes of any right or obligation or the loss of any benefit thereunder. Complete and correct copies of each Material Contract (including all modifications, amendments and supplements thereto and waivers thereunder) have been made available to Buyer. There are no material disputes pending or threatened under any Contract included in the Purchased Assets.

Section 4.08 Title to Purchased Assets. Seller has good and valid title to, or a valid leasehold interest in, all of the Purchased Assets. All such Purchased Assets (including leasehold interests) are free and clear of all Encumbrances.

Section 4.09 Condition and Sufficiency of Assets. The Purchased Assets are sufficient for the continued conduct of the Business after the Closing in substantially the same manner as conducted prior to the Closing and constitute all of the rights, property and assets necessary to conduct the Business as currently conducted. None of the Excluded Assets are material to the Business.

Section 4.10 Intellectual Property.

(a) Section 4.10(a) of the Disclosure Schedules contains a correct, current and complete list of: (i) all Intellectual Property Registrations, specifying as to each, as applicable: the title, mark, or design; the jurisdiction by or in which it has been issued, registered or filed; the patent, registration or application serial number; the issue, registration or filing date; and the current status; (ii) all unregistered Trademarks included in the Intellectual Property Assets; (iii) all proprietary Software included in the Intellectual Property Assets; and (iv) all other Intellectual Property Assets that are used or held for use in the conduct of the Business as currently conducted or proposed to be conducted.

B-16

(b) Seller is the sole and exclusive legal and beneficial owner of all right, title and interest in and to the Intellectual Property Assets, and has the valid and enforceable right to use all other Intellectual Property used or held for use in or necessary for the conduct of the Business as currently conducted or as proposed to be conducted, in each case, free and clear of Encumbrances. The Intellectual Property Assets are all of the Intellectual Property necessary to operate the Business as presently conducted or proposed to be conducted. Seller has entered into binding, valid and enforceable written Contracts with each current and former employee and independent contractor who is or was involved in or has contributed to the invention, creation, or development of any Intellectual Property during the course of employment or engagement with Seller whereby such employee or independent contractor (i) acknowledges Seller's exclusive ownership of all Intellectual Property Assets invented, created or developed by such employee or independent contractor within the scope of his or her employment or engagement with Seller; (ii) grants to Seller a present, irrevocable assignment of any ownership interest such employee or independent contractor may have in or to such Intellectual Property, to the extent such Intellectual Property does not constitute a "work made for hire" under Applicable Law; and (iii) irrevocably waives any right or interest, including any moral rights, regarding such Intellectual Property, to the extent permitted by applicable Law. All assignments and other instruments necessary to establish, record, and perfect Seller's ownership interest in the Intellectual Property Registrations have been validly executed, delivered, and filed with the relevant Governmental Authorities and authorized registrars.

(c) Neither the execution, delivery, or performance of this Agreement, nor the consummation of the transactions contemplated hereunder, will result in the loss or impairment of or payment of any additional amounts with respect to, or require the consent of any other Person in respect of, the Buyer's right to own or use any Intellectual Property Assets in the conduct of the Business as currently conducted and as proposed to be conducted. Immediately following the Closing, all Intellectual Property Assets will be owned or available for use by Buyer on substantially similar terms as they were owned or available for use by Seller immediately prior to the Closing.

(d) All of the Intellectual Property Assets is valid and enforceable, and all Intellectual Property Registrations are subsisting and in full force and effect. Seller has taken all necessary steps to maintain and enforce the Intellectual Property Assets and to preserve the confidentiality of all Trade Secrets included in the Intellectual Property Assets, including by requiring all Persons having access thereto to execute binding, written non-disclosure agreements. All required filings and fees related to the Intellectual Property Registrations have been timely submitted with and paid to the relevant Governmental Authorities and authorized registrars. Seller has provided Buyer with true and complete copies of all file histories, documents, certificates, office actions, correspondence, assignments, and other instruments relating to the Intellectual Property Registrations.

B-17

(e) The conduct of the Business as currently and formerly conducted and as proposed to be conducted, including the use of the Intellectual Property Assets in connection therewith, and the products, processes, and services of the Business have not infringed, misappropriated, or otherwise violated the Intellectual Property or other rights of any Person. No Person has infringed, misappropriated, or otherwise violated any Intellectual Property Assets.

(f) There are no Actions (including any opposition, cancellation, revocation, review, or other proceeding), whether settled, pending or threatened (including in the form of offers to obtain a license): (i) alleging any infringement, misappropriation, or other violation of the Intellectual Property of any Person by Seller in the conduct of the Business; (ii) challenging the validity, enforceability, registrability, patentability, or ownership of any Intellectual Property Assets; or (iii) by Seller or any other Person alleging any infringement, misappropriation, or other violation by any Person of any Intellectual Property Assets. Seller is not aware of any facts or circumstances that could reasonably be expected to give rise to any such Action. Seller is not subject to any outstanding or prospective Governmental Order (including any motion or petition therefor) that does or could reasonably be expected to restrict or impair the use of any Intellectual Property Assets.

(g) Section 4.10(g) of the Disclosure Schedules contains a correct, current, and complete list of all social media accounts used by Seller in the conduct of the Business. Seller has complied with all terms of use, terms of service, and other Contracts and all associated policies and guidelines relating to its use of any social media platforms, sites, or services in the conduct of the Business (collectively, "Platform Agreements").

(h) Seller has complied with all applicable Laws and all internal or publicly posted policies, notices, and statements concerning the collection, use, processing, storage, transfer, and security of personal information in the conduct of the Business. In the past five (5) years, Seller has not (i) experienced any actual, alleged, or suspected data breach or other security incident involving personal information in its possession or control or (ii) been subject to or received any notice of any audit, investigation, complaint, or other Action by any Governmental Authority or other Person concerning the Company's collection, use, processing, storage, transfer, or protection of personal information or actual, alleged, or suspected violation of any applicable Law concerning privacy, data security, or data breach notification, in each case in connection with the conduct of the Business, and there are no facts or circumstances that could reasonably be expected to give rise to any such Action.

Section 4.11 Intentionally Omitted

B-18

Section 4.12 Legal Proceedings; Governmental Orders.

(a) There are no Actions pending or, to Seller's Knowledge, threatened against or by Seller (a) relating to or affecting the Business, the Purchased Assets or the Assumed Liabilities; or (b) that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

(b) There are no outstanding Governmental Orders and no unsatisfied judgments, penalties or awards against, relating to or affecting the Business.

Section 4.13 Compliance With Laws; Permits.

(a) Seller has complied, and is now complying, with all Laws applicable to the conduct of the Business as currently conducted or the ownership and use of the Purchased Assets.

(b) All Permits required for Seller to conduct the Business as currently conducted or for the ownership and use of the Purchased Assets have been obtained by Seller and are valid and in full force and effect. All fees and charges with respect to such Permits as of the date hereof have been paid in full. Section 4.13(b) of the Disclosure Schedules lists all current Permits issued to Seller which are related to the conduct of the Business as currently conducted or the ownership and use of the Purchased Assets, including the names of the Permits and their respective dates of issuance and expiration. No event has occurred that, with or without notice or lapse of time or both, would reasonably be expected to result in the revocation, suspension, lapse or limitation of any Permit set forth in Section 4.13(b) of the Disclosure Schedules.

Section 4.14 Taxes.

(a) All Tax Returns required to be filed by Seller for any Pre-Closing Tax Period have been, or will be, timely filed. Such Tax Returns are, or will be, true, complete and correct in all respects. All Taxes due and owing by Seller (whether or not shown on any Tax Return) have been, or will be, timely paid.

(b) Seller has withheld and paid each Tax required to have been withheld and paid in connection with amounts paid or owing to any Employee, independent contractor, creditor, customer, shareholder or other party, and complied with all information reporting and backup withholding provisions of applicable Law.

(c) No extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of Seller.

(d) All deficiencies asserted, or assessments made, against Seller as a result of any examinations by any taxing authority have been fully paid.

(e) Seller is not a party to any Action by any taxing authority. There are no pending or threatened Actions by any taxing authority.

B-19

(f) There are no Encumbrances for Taxes upon any of the Purchased Assets nor is any taxing authority in the process of imposing any Encumbrances for Taxes on any of the Purchased Assets (other than for current Taxes not yet due and payable).

(g) Seller is not a "foreign person" as that term is used in Treasury Regulations Section 1.1445-2.

(h) Seller is not, and has not been, a party to, or a promoter of, a "reportable transaction" within the meaning of Section 6707A(c)(1) of the Code and Treasury Regulations Section 1.6011 4(b).

Section 4.15 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement or any Ancillary Document based upon arrangements made by or on behalf of Seller.

Section 4.16 Full Disclosure. No representation or warranty by Seller in this Agreement and no statement contained in the Disclosure Schedules to this Agreement or any certificate or other document furnished or to be furnished to Buyer pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF BUYER

Except as set forth in the correspondingly numbered Section of the Disclosure Schedules (if set out at all), Buyer represents and warrants to Seller that the statements contained in this ARTICLE V are true and correct as of the date hereof.

Section 5.01 Organization of Buyer. Buyer is a corporation duly organized, validly existing and in good standing under the Laws of the state of California

Section 5.02 Authority of Buyer. Buyer has full corporate power and authority to enter into this Agreement and the Ancillary Documents to which Buyer is a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Buyer of this Agreement and any Ancillary Document to which Buyer is a party, the performance by Buyer of its obligations hereunder and thereunder and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer, and (assuming due authorization, execution and delivery by Seller) this Agreement constitutes a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms. When each Ancillary Document to which Buyer is or will be a party has been duly executed and delivered by Buyer (assuming due authorization, execution and delivery by each other party thereto), such Ancillary Document will constitute a legal and binding obligation of Buyer enforceable against it in accordance with its terms.

B-20

Section 5.03 No Conflicts; Consents. The execution, delivery and performance by Buyer of this Agreement and the Ancillary Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the certificate of incorporation, by-laws or other organizational documents of Buyer; (b) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to Buyer; or (c) except for any legally required shareholder or directors approvals, require the consent, notice or other action by any Person under any Contract to which Buyer is a party. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to Buyer in connection with the execution and delivery of this Agreement and the Ancillary Documents and the consummation of the transactions contemplated hereby and thereby, except for such consents, approvals, Permits, Governmental Orders, declarations, filings or notices which, in the aggregate, would not have a material adverse effect on the ability of Buyer to consummate the transactions contemplated hereby on a timely basis.

Section 5.04 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement or any Ancillary Document based upon arrangements made by or on behalf of Buyer.

Section 5.05 Sufficiency of Funds. Buyer has sufficient cash on hand or other sources of immediately available funds to enable it to make payment of the Purchase Price and consummate the transactions contemplated by this Agreement.

Section 5.06 Legal Proceedings. There are no Actions pending or, to Buyer's knowledge, threatened against or by Buyer or any Affiliate of Buyer that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise or serve as a basis for any such Action.

Section 5.07 Financial Statements. The Buyer hereby warrants and represents that, to the best of its knowledge, all financial statements delivered to the Seller are complete, true, and accurate. These financial statements faithfully represent the financial condition, results of operations, and cash flows of Job Mobz, Inc., in accordance with generally accepted accounting principles, consistently applied.

B-21

ARTICLE VI

COVENANTS

Section 6.01 Conduct of Business Prior to the Closing. From the date hereof until the Closing, except as otherwise provided in this Agreement or consented to in writing by Buyer (which consent shall not be unreasonably withheld, conditioned or delayed), Seller shall (x) conduct the Business in the ordinary course of business consistent with past practice; and (y) use reasonable best efforts to maintain and preserve intact its current Business organization, operations and franchise and to preserve the rights, franchises, goodwill and relationships of its employees, customers, lenders, suppliers, regulators and others having relationships with the Business. Without limiting the foregoing, from the date hereof until the Closing Date, Seller shall:

(a) preserve and maintain all Permits required for the conduct of the Business as currently conducted or the ownership and use of the Purchased Assets;

(b) pay the debts, Taxes and other obligations of the Business when due;

(c) continue to collect Accounts Receivable in a manner consistent with past practice, without discounting such Accounts Receivable;

(d) maintain the assets included in the Purchased Assets in the same condition as they were on the date of this Agreement;

(e) continue in full force and effect without modification all Insurance Policies, except as required by applicable Law;

(f) perform all of its obligations under all Assigned Contracts;

(g) comply in all material respects with all Laws applicable to the conduct of the Business or the ownership and use of the Purchased Assets; and

(h) not take or permit any action that would cause any of the changes, events or conditions described in Section 4.06 to occur.

Section 6.02 Access to Information. From the date hereof until the Closing, Seller shall (a) afford Buyer and its Representatives full and free access to and the right to inspect all of the assets, Books and Records, Contracts and other documents and data related to the Business; (b) furnish Buyer and its Representatives with such financial, operating and other data and information related to the Business as Buyer or any of its Representatives may reasonably request; and (c) instruct the Representatives of Seller to cooperate with Buyer in its investigation of the Business. Any investigation pursuant to this Section 6.02 shall be conducted in such manner as not to interfere unreasonably with the conduct of the Business or any other businesses of Seller. No investigation by Buyer or other information received by Buyer shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made by Seller in this Agreement.

B-22

Section 6.03 No Solicitation of Other Bids.

(a) Seller shall not, and shall not authorize or permit any of its Affiliates or any of its or their Representatives to, directly or indirectly, (i) encourage, solicit, initiate, facilitate or continue inquiries regarding an Acquisition Proposal; (ii) enter into discussions or negotiations with, or provide any information to, any Person concerning a possible Acquisition Proposal; or (iii) enter into any agreements or other instruments (whether or not binding) regarding an Acquisition Proposal. Seller shall immediately cease and cause to be terminated, and shall cause its Affiliates and all of its and their Representatives to immediately cease and cause to be terminated, all existing discussions or negotiations with any Persons conducted heretofore with respect to, or that could lead to, an Acquisition Proposal. For purposes hereof, "Acquisition Proposal" means any inquiry, proposal or offer from any Person (other than Buyer or any of its Affiliates) relating to the direct or indirect disposition, whether by sale, merger or otherwise, of all or any portion of the Business or the Purchased Assets.

(b) In addition to the other obligations under this Section 6.03, Seller shall promptly (and in any event within one (1) day receipt thereof by Seller or its Representatives) advise Buyer orally and in writing of any Acquisition Proposal, any request for information with respect to any Acquisition Proposal, or any inquiry with respect to or which could reasonably be expected to result in an Acquisition Proposal, the material terms and conditions of such request, Acquisition Proposal or inquiry, and the identity of the Person making the same.

(c) Seller agrees that the rights and remedies for noncompliance with this Section 6.03 shall include having such provision specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach shall cause irreparable injury to Buyer and that money damages would not provide an adequate remedy to Buyer.

Section 6.04 Notice of Certain Events.

(a) From the date hereof until the Closing, Seller shall promptly notify Buyer in writing of:

(i) any fact, circumstance, event or action the existence, occurrence or taking of which (A) has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (B) has resulted in, or could reasonably be expected to result in, any representation or warranty made by Seller hereunder not being true and correct or (C) has resulted in, or could reasonably be expected to result in, the failure of any of the conditions set forth in Section 7.02 to be satisfied;

(ii) any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement; and

B-23

(iii) any Actions commenced or, to Seller's Knowledge, threatened against, relating to or involving or otherwise affecting the Business, the Purchased Assets or the Assumed Liabilities that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 4.12 or that relates to the consummation of the transactions contemplated by this Agreement.

(b) Buyer's receipt of information pursuant to this Section 6.04 shall not operate as a waiver or otherwise affect any representation, warranty or agreement given or made by Seller in this Agreement (including Section 8.02 and Section 9.01(b)) and shall not be deemed to amend or supplement the Disclosure Schedules.

Section 6.05 Employees and Employee Benefits.

(a) Commencing on the Closing Date, Seller shall terminate all employees of the Business who are actively at work on the Closing Date except those employees set forth on Disclosure Schedule Section 6.05(a), and, at Buyer's sole discretion, Buyer may offer employment, on an "at will" basis, to any or all of such employees.

(b) Seller shall be solely responsible, and Buyer shall have no obligations whatsoever for, any compensation or other amounts payable to any current or former employee, officer, director, independent contractor or consultant of the Business, including, without limitation, hourly pay, commission, bonus, salary, accrued vacation, fringe, pension or profit sharing benefits or severance pay for any period relating to the service with Seller at any time on or prior to the Closing Date and Seller shall pay all such amounts to all entitled persons on or prior to the Closing Date.

Section 6.06 Confidentiality. From and after the Closing, Seller shall, and shall cause its Affiliates to, hold, and shall use its reasonable best efforts to cause its or their respective Representatives to hold, in confidence any and all information, whether written or oral, concerning the Business, except to the extent that Seller can show that such information (a) is generally available to and known by the public through no fault of Seller, any of its Affiliates or their respective Representatives; or (b) is lawfully acquired by Seller, any of its Affiliates or their respective Representatives from and after the Closing from sources which are not prohibited from disclosing such information by a legal, contractual or fiduciary obligation. If Seller or any of its Affiliates or their respective Representatives are compelled to disclose any information by judicial or administrative process or by other requirements of Law, Seller shall promptly notify Buyer in writing and shall disclose only that portion of such information which Seller is advised by its counsel in writing is legally required to be disclosed, provided that Seller shall use reasonable best efforts to obtain an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information.

B-24

Section 6.07 Non-Competition; Non-Solicitation.

(a) For a period of three (3) years commencing on the Closing Date (the "Restricted Period"), Seller shall not, and shall not permit any of its Affiliates to, directly or indirectly, (i) engage in or assist others in engaging in the Restricted Business in the Territory; (ii) have an interest in any Person that engages directly or indirectly in the Restricted Business in the Territory in any capacity, including as a partner, shareholder, member, employee, principal, agent, trustee or consultant; or (iii) cause, induce or encourage any material actual or prospective client, customer, supplier or licensor of the Business (including any existing or former client or customer of Seller and any Person that becomes a client or customer of the Business after the Closing), or any other Person who has a material business relationship with the Business, to terminate or modify any such actual or prospective relationship. Notwithstanding the foregoing, Seller may own, directly or indirectly, solely as an investment, securities of any Person if Seller is not a controlling Person of, or a member of a group which controls, such Person.

(b) During the Restricted Period, Seller shall not, and shall not permit any of its Affiliates to, directly or indirectly, hire or solicit any person who is offered employment by Buyer pursuant to Section 6.05(a) or is or was employed in the Business during the Restricted Period, or encourage any such employee to leave such employment or hire any such employee who has left such employment, except pursuant to a general solicitation which is not directed specifically to any such employees; provided, that nothing in this Section 6.07(b) shall prevent Seller or any of its Affiliates from hiring (i) any employee whose employment has been terminated by Buyer or (ii) after 180 days from the date of termination of employment, any employee whose employment has been terminated by the employee.

(c) Seller shall cause the following executives and directors to be bound by an agreement of confidentiality non-competition and non-solicitation no less restrictive than the terms contained in Section 6.06, Section 6.07(a), and Section 6.07(b): Evan Sohn.

(d) Seller shall cause the following executives and directors to be bound by an agreement of confidentiality and non-solicitation: no less restrictive than the terms contained in Section 6.06, and Section 6.07(b): Evan Sohn.

(e) Seller acknowledges that a breach or threatened breach of this Section 6.07 would give rise to irreparable harm to Buyer, for which monetary damages would not be an adequate remedy, and hereby agrees that in the event of a breach or a threatened breach by Seller of any such obligations, Buyer shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction (without any requirement to post bond).

(f) Seller acknowledges that the restrictions contained in this Section 6.07 are reasonable and necessary to protect the legitimate interests of Buyer and constitute a material inducement to Buyer to enter into this Agreement and consummate the transactions contemplated by this Agreement. In the event that any covenant contained in this Section 6.07 should ever be adjudicated to exceed the time, geographic, product or service or other limitations permitted by applicable Law in any jurisdiction, then any court is expressly empowered to reform such covenant, and such covenant shall be deemed reformed, in such jurisdiction to the maximum time, geographic, product or service or other limitations permitted by applicable Law. The covenants contained in this Section 6.07 and each provision hereof are severable and distinct covenants and provisions. The invalidity or unenforceability of any such covenant or provision as written shall not invalidate or render unenforceable the remaining covenants or provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant or provision in any other jurisdiction.

B-25

Section 6.08 Closing Conditions From the date hereof until the Closing, each party hereto shall use reasonable best efforts to take such actions as are necessary to expeditiously satisfy the closing conditions set forth in ARTICLE VII hereof.

Section 6.09 Public Announcements. Unless otherwise required by applicable Law or stock exchange requirements (based upon the reasonable advice of counsel), no party to this Agreement shall make any public announcements in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed), and the parties shall cooperate as to the timing and contents of any such announcement.

Section 6.10 Bulk Sales Laws. The parties hereby waive compliance with the provisions of any bulk sales, bulk transfer or similar Laws of any jurisdiction that may otherwise be applicable with respect to the sale of any or all of the Purchased Assets to Buyer; it being understood that any Liabilities arising out of the failure of Seller to comply with the requirements and provisions of any bulk sales, bulk transfer or similar Laws of any jurisdiction which would not otherwise constitute Assumed Liabilities shall be treated as Excluded Liabilities.

Section 6.11 Intentionally Omitted

Section 6.12 Transfer Taxes. Each Party shall be responsible for all taxes owed by it resulting from the transactions contemplated by this Agreement.

Section 6.13 Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective employees, directors, executives, contractors, agents and Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the Ancillary Documents. Buyer and Seller agree to establish a service agreement with Seller in the form of the Joint Venture Exhibit E and also may engage with Seller's executives individually to provide consultative services to support the Buyer with respect to the purchased assets.

B-26

ARTICLE VII

CONDITIONS TO CLOSING

Section 7.01 Conditions to Obligations of All Parties. The obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

(a) No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order which is in effect and has the effect of making the transactions contemplated by this Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated hereunder to be rescinded following completion thereof.

Section 7.02 Conditions to Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Buyer's waiver, at or prior to the Closing, of each of the following conditions:

(a) Other than the representations and warranties of Seller contained in Section 4.01, Section 4.02, Section 4.03 and Section 4.15, the representations and warranties of Seller contained in this Agreement, the Ancillary Documents and any certificate or other writing delivered pursuant hereto shall be true and correct in all respects (in the case of any representation or warranty qualified by materiality or Material Adverse Effect) or in all material respects (in the case of any representation or warranty not qualified by materiality or Material Adverse Effect) on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects). The representations and warranties of Seller contained in Section 4.01, Section 4.02, Section 4.03(a) and Section 4.22 shall be true and correct in all respects on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects).

(b) Seller shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and each of the Ancillary Documents to be performed or complied with by it prior to or on the Closing Date.

(c) No Action shall have been commenced against Buyer or Seller, which would prevent the Closing. No injunction or restraining order shall have been issued by any Governmental Authority, and be in effect, which restrains or prohibits any transaction contemplated hereby.

B-27

(d) All approvals, consents and waivers that are necessary to the consummation of the transactions contemplated hereunder have been received by Buyer or Seller as applicable, and executed counterparts thereof shall have been delivered to Buyer at or prior to the Closing.

(e) From the date of this Agreement, there shall not have occurred any Material Adverse Effect, nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, could reasonably be expected to result in a Material Adverse Effect.

(f) Seller shall have delivered to Buyer duly executed counterparts to the Ancillary Documents and such other documents and deliveries set forth in Section 3.02(a).

(g) Buyer shall have received all Permits that are necessary for it to conduct the Business as conducted by Seller as of the Closing Date.

(h) All Encumbrances relating to the Purchased Assets shall have been released in full, and Seller shall have delivered to Buyer written evidence, in form satisfactory to Buyer in its sole discretion, of the release of such Encumbrances.

(i) Buyer shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Seller, that each of the conditions set forth in Section 7.02(a) and Section 7.02(b) have been satisfied (the "Seller Closing Certificate").

(j) Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Seller certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Seller authorizing the execution, delivery and performance of this Agreement and the Ancillary Documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby.

(k) Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Seller certifying the names and signatures of the officers of Seller authorized to sign this Agreement, the Ancillary Documents and the other documents to be delivered hereunder and thereunder.

(l) Seller shall have delivered to Buyer such other documents or instruments as Buyer reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement.

(m) Buyer shall have obtained financing sufficient to complete the transactions contemplated hereby, as determined in the sole discretion of Buyer.

B-28

Section 7.03 Conditions to Obligations of Seller. The obligations of Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Seller's waiver, at or prior to the Closing, of each of the following conditions:

(a) Other than the representations and warranties of Buyer contained in Section 5.01, Section 5.02, Section 5.03 and Section 5.04, the representations and warranties of Buyer contained in this Agreement, the Ancillary Documents and any certificate or other writing delivered pursuant hereto shall be true and correct in all respects (in the case of any representation or warranty qualified by materiality or Material Adverse Effect) or in all material respects (in the case of any representation or warranty not qualified by materiality or material adverse effect) on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects). The representations and warranties of Buyer contained in Section 5.01, Section 5.02, Section 5.03(a) and Section 5.04 shall be true and correct in all respects on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date.

(b) Buyer shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and each of the Ancillary Documents to be performed or complied with by it prior to or on the Closing Date.

(c) No injunction or restraining order shall have been issued by any Governmental Authority, and be in effect, which restrains or prohibits any material transaction contemplated hereby.

(d) Buyer shall have delivered to Seller duly executed counterparts to the Ancillary Documents and such other documents and deliveries set forth in Section 3.02(b).

(e) Seller shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Buyer, that each of the conditions set forth in Section 7.03(a) and Section 7.03(b) have been satisfied (the "Buyer Closing Certificate").

(f) Seller shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Buyer certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Buyer authorizing the execution, delivery and performance of this Agreement and the Ancillary Documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby.

(g) Seller shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Buyer certifying the names and signatures of the officers of Buyer authorized to sign this Agreement, the Ancillary Documents and the other documents to be delivered hereunder and thereunder.

B-29

(h) Buyer shall have delivered to Seller such other documents or instruments as Seller reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement.

(i) Seller shall have received shareholder approval to permit this transaction.

ARTICLE VIII

INDEMNIFICATION

Section 8.01 Survival. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein shall survive the Closing and shall remain in full force and effect until the date that is one (1) month from the Closing Date; provided, that the representations and warranties in (i) Section 4.01, Section 4.02, Section 4.03, Section 4.15, Section 5.01, Section 5.02, Section 5.03 and Section 5.04 shall survive indefinitely, and (ii) Section 4.14 shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation or extension thereof) plus 60 days. All covenants and agreements of the parties contained herein shall survive the Closing indefinitely or for the period explicitly specified therein. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved.

Section 8.02 Indemnification By Seller. Subject to the other terms and conditions of this ARTICLE VIII, from and after Closing, Seller shall indemnify and defend each of Buyer and its Affiliates and their respective Representatives (collectively, the "Buyer Indemnitees") against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Buyer Indemnitees based upon, arising out of, with respect to or by reason of:

(a) any inaccuracy in or breach of any of the representations or warranties of Seller contained in this Agreement, the Ancillary Documents or in any certificate or instrument delivered by or on behalf of Seller pursuant to this Agreement, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);

(b) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Seller pursuant to this Agreement, the Ancillary Documents or any certificate or instrument delivered by or on behalf of Seller pursuant to this Agreement;

(c) any Excluded Asset or any Excluded Liability; or

B-30

(d) any Third-Party Claim based upon, resulting from or arising out of the business, operations, properties, assets or obligations of Seller or any of its Affiliates (other than the Purchased Assets or Assumed Liabilities) conducted, existing or arising on or prior to the Closing Date.

Section 8.03 Indemnification By Buyer. Subject to the other terms and conditions of this ARTICLE VIII, from and after Closing, Buyer shall indemnify and defend each of Seller and its Affiliates and their respective Representatives (collectively, the "Seller Indemnitees") against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Seller Indemnitees based upon, arising out of, with respect to or by reason of:

(a) any inaccuracy in or breach of any of the representations or warranties of Buyer contained in this Agreement or in any certificate or instrument delivered by or on behalf of Buyer pursuant to this Agreement, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);

(b) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Buyer pursuant to this Agreement; or

(c) any Assumed Liability.

Section 8.04 Tax Treatment of Indemnification Payments. All indemnification payments made under this Agreement shall be treated by the parties as an adjustment to the Purchase Price for Tax purposes, unless otherwise required by Law.

Section 8.05 Effect of Investigation. The representations, warranties and covenants of the Indemnifying Party, and the Indemnified Party's right to indemnification with respect thereto, shall not be affected or deemed waived by reason of any investigation made by or on behalf of the Indemnified Party (including by any of its Representatives) or by reason of the fact that the Indemnified Party or any of its Representatives knew or should have known that any such representation or warranty is, was or might be inaccurate or by reason of the Indemnified Party's waiver of any condition set forth in Section 7.02 or Section 7.03, as the case may be.

Section 8.06 Exclusive Remedies. Subject to Section 6.07 and Section 10.11, the parties acknowledge and agree that from and after Closing their sole and exclusive remedy with respect to any and all claims (other than claims arising from fraud, criminal activity or willful misconduct on the part of a party hereto in connection with the transactions contemplated by this Agreement) for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement, shall be pursuant to the indemnification provisions set forth in this ARTICLE VIII. In furtherance of the foregoing, each party hereby waives, from and after Closing, to the fullest extent permitted under Law, any and all rights, claims and causes of action for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement it may have against the other parties hereto and their Affiliates and each of their respective Representatives arising under or based upon any Law, except pursuant to the indemnification provisions set forth in this ARTICLE VIII. Nothing in this Section 8.06 shall limit any Person's right to seek and obtain any equitable relief to which any Person shall be entitled or to seek any remedy on account of any party's fraudulent, criminal or intentional misconduct.

B-31

ARTICLE IX

TERMINATION

Section 9.01 Termination. This Agreement may be terminated at any time prior to the Closing:

(a) by the mutual written consent of Seller and Buyer;

(b) by Buyer by written notice to Seller if:

(i) Buyer is not then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Seller pursuant to this Agreement that would give rise to the failure of any of the conditions specified in ARTICLE VII and such breach, inaccuracy or failure has not been cured by Seller within ten (10) days of Seller's receipt of written notice of such breach from Buyer; or

(ii) any of the conditions set forth in Section 7.01 or Section 7.02 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by November 1, 2023, unless such failure shall be due to the failure of Buyer to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing;

(c) by Seller by written notice to Buyer if:

(i) Seller is not then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Buyer pursuant to this Agreement that would give rise to the failure of any of the conditions specified in ARTICLE VII and such breach, inaccuracy or failure has not been cured by Buyer within ten (10) days of Buyer's receipt of written notice of such breach from Seller; or

B-32

(ii) any of the conditions set forth in Section 7.01 or Section 7.03 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by November 1, 2023, unless such failure shall be due to the failure of Seller to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing; or

(d) by Buyer or Seller in the event that (i) there shall be any Law that makes consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited or (ii) any Governmental Authority shall have issued a Governmental Order restraining or enjoining the transactions contemplated by this Agreement, and such Governmental Order shall have become final and non-appealable.

Section 9.02 Effect of Termination. In the event of the termination of this Agreement in accordance with this Article, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except:

(a) as set forth in this ARTICLE IX and Section 6.06 and ARTICLE X hereof; and

(b) that nothing herein shall relieve any party hereto from liability for any willful breach of any provision hereof.

ARTICLE X

MISCELLANEOUS

Section 10.01 Expenses. Except as otherwise expressly provided herein, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

Section 10.02 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.02):

B-33

If to Buyer:	2261 Market Street #5056 San Francisco, CA 94114 E-mail: Attention: Jesse Tinsley, CEO

If to Seller:	Recruiter.com 123 Farmington Avenue, Ste 252 Bristol, CT 06010 E-mail: Attention: Miles Jennings, CEO

Section 10.03 Interpretation. For purposes of this Agreement, (a) the words "include," "includes" and "including" shall be deemed to be followed by the words "without limitation"; (b) the word "or" is not exclusive; and (c) the words "herein," "hereof," "hereby," "hereto" and "hereunder" refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Disclosure Schedules and Exhibits mean the Articles and Sections of, and Disclosure Schedules and Exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Disclosure Schedules and Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

Section 10.04 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 10.05 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Except as provided in Section 6.07(e), upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

B-34

Section 10.06 Entire Agreement. This Agreement and the Ancillary Documents constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the Ancillary Documents, the Exhibits and Disclosure Schedules (other than an exception expressly set forth as such in the Disclosure Schedules), the statements in the body of this Agreement will control.

Section 10.07 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that prior to the Closing Date, Buyer or Seller may, without the prior written consent of the other Party, assign all or any portion of its rights under this Agreement to one or more of its direct or indirect wholly-owned subsidiaries. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 10.08 No Third-Party Beneficiaries. Except as provided in ARTICLE VIII, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 10.09 Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 10.10 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of California without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction).

B-35

(b) ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF CALIFORNIA, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY'S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE ANCILLARY DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.10(c).

Section 10.11 Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 10.12 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

B-36

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their duly authorized representatives.

Job Mobz, Inc

By:
Name:	Jesse Tinsley
Title:	CEO

Recruiter.com, Group, Inc.

By:
Name:	Miles Jennings
Title:	CEO

B-37

Disclosure Schedule.

B-38

EXHIBIT B:

Bill of Sale

B-39

EXHIBIT C:

Assignment and Assumption Agreement

B-40

EXHIBIT D:

INTELLECTUALPROPERTYASSIGNMENTAGREEMENT

B-41

EXHIBIT E:

JOINT VENTURE AGREEMENT

B-42

EXHIBIT F:

SHAREHOLDERS' AGREEMENT

among

Job Mobz, Inc

and

dated as of

RECRUITER.COM GROUP, INC.

[CLOSING DATE]

[SIGNATURE PAGE FOLLOWS]

B-43

EXHIBIT H:

TERMINATION LETTER TO THE MASTER REFERRAL AGREEMENT

B-44

Annex C

CERTIFICATE OF AMENDMENT TO

ARTICLES OF INCORPORATION OF

RECRUITER.COM GROUP, INC.

Pursuant to the provisions of the Nevada Revised Statutes, Chapter 78, the undersigned officer does hereby certify:

FIRST:	That the name of the Corporation is Recruiter.Com Group, Inc. (the “Corporation”).

SECOND:

That the directors of the Corporation unanimously adopted a resolution on September 10, 2023, which resolution approved an amendment to the Corporation’s Articles of Incorporation (the “Articles”), subject to stockholder approval in accordance with NRS 78.390.

THIRD:

That the stockholders of the Corporation have approved the following amendment to the Articles pursuant to NRS 78.385 and NRS 78.390, such amendment to become effective immediately upon filing with the Nevada Secretary of State:

Article 8 of the Articles is amended and restated to read in full as follows:

Number of common shares with Par value: 200,000,000 Par value: $0.0001

Number of preferred shares with Par value: 10,000,000 Par value: $0.0001

Number of shares with no par value: 0

C-1

Scott C. Kline, Esq. Kline Law Group PC 15615 Alton Parkway, Suite 450 Irvine, CA 92618 T – 949.271.6355

December 7, 2023

Delivered by electronic submission via EDGAR

United States Securities and Exchange Commission

Division of Corporation Finance

Office of Technology

100 F Street, N.E., Mail Stop 7010

Washington, DC 20549

Attn: Ms. Kathleen Krebs

Re:	Recruiter.com Group, Inc. Preliminary Proxy Statement on PREM14A Filed November 8, 2023 File No. 001-40563

Dear Ms. Krebs:

On behalf of Recruiter.com Group, Inc. (the “Company”) and in response to the comments of the staff of the Securities and Exchange Commission set forth in your letter dated November 28, 2023, we are writing to supply additional information and to indicate the changes that have been made in the Company’s Preliminary Proxy Statement on PREM14A, Amendment No. 2 (the “Amendment”)1.

Set forth below are the Company’s responses to the Staff’s comments. Factual information provided herein has been provided to us by the Company. The numbering of the responses corresponds to the numbering of comments in the letter from the Staff.

Preliminary Proxy Statement on PREM14A

Questions and Answers Regarding the Special Meeting of Stockholders, page 6

Comment 1. Please add questions and answers that address what the company is purchasing and selling under the GoLogiq Agreement and Job Mobz Agreement, respectively, and what consideration is being paid.

Response 1. The Amendment includes the requested additional questions and answers beginning on page 7.

 ________________

1We note that the Company has filed a Definitive Proxy Statement on DEF14A, which statement and proxy has not been disseminated to shareholders.  Following review and clearance of the comments referenced herein, and any additional comments of the Staff, a final DEF14A will be filed and proxy disseminated to shareholders.

United States Securities and Exchange Commission

December 5, 2023

Comment 2. Please add a question and answer that discusses the company's strategic plans and how the GoLogiq and Job Mobz transactions are elements of these plans. In this regard, we note that the company is acquiring assets from GoLogiq to change its business direction, disposing of its Recruiter.com brand and related assets to Job Mobz, and spinning off its remaining legacy assets. Clarify the extent to which each of these transactions are dependent on the other transactions. For example, clarify if the sale to Job Mobz will occur if the GoLogiq transaction is not consummated.

Response 2. The Amendment includes the requested additional questions and answers beginning on page 7. We note that effectuation of the consummation of the Proposal One (the GoLogiq Purchase) subsequent closings is dependent on approval of Proposal Three (increase in authorized shares), but conversely, if Proposal One is not approved, then approval of Proposal Three is not necessary. Proposal Two (the Job Mobz Sale) is not conditioned on, or a condition to, any other proposal.

Who is entitled to vote at the Special Meeting?, page 6

Comment 3. You indicate that, as of the record date, there are 1,433,903 common shares and 86,000 Series E Convertible Preferred Stock outstanding. You further indicate that the holders of the Series E Convertible Preferred Stock are entitled to 28,667 votes as of the record date and that an aggregate of 1,462,570 votes are entitled to be voted at the special meeting. Please disclose the conversion rate of the Series E Convertible Preferred Stock as of the record date. In your response letter, explain how you calculated the 28,667 votes for the Series E Convertible stockholders on an as-converted basis and applying the 4.99% or 9.99% beneficial ownership limitation.

Response 3. The Amendment includes further description of the Series E Convertible Preferred Stock conversion rate on pages 3, 6, 9 and 36.

Why is the Company seeking stockholder approval of the Job Mobz Agreement and the sale of certain assets to Job Mobz?, page 7

Comment 4. You indicate that neither the Nasdaq Listing Rules nor the Nevada Revised Statutes requires shareholder approval for the sale of assets under the Job Mobz Agreement; however, you agreed in the Job Mobz Agreement to seek shareholder approval. Disclose whether this is a condition under the Job Mobz Agreement and whether this condition can be waived and the transaction consummated if shareholders do not approve the Job Mobz Proposal.

Response 4. The Amendment includes the requested additional disclosure beginning on page 7.

Scott C. Kline, Esq.

Kline Law Group

15615 Alton Parkway, Suite 450,  Irvine, CA 92618

United States Securities and Exchange Commission

December 5, 2023

Activities of the Company Following the Closing of the GoLogiq Purchase, page 14

Comment 5. You indicate that, following the complete of the GoLogiq Purchase, the company plans to spin off its remaining legacy assets into a new entity ("NewCo"). Please clarify that, instead of creating a new company, you acquired voting control in Atlantic Energy Solutions, Inc. ("AESO"), a shell company quoted on the OTC Markets, and intend to spin out AESO to your shareholders, which will continue the remaining operations of the company. Disclose, if true, that AESO already has approximately 47.6 million common shares outstanding.

Response 5. The Amendment includes the requested additional disclosure beginning on page 7.

Acquired Assets, page 18

Comment 6.  You indicate that, through acquiring GoLogiq SVP, LLC, you will be acquiring GoLogiq's CreateApp, PayLogiq (operating as AtozPay), GoLogiq (operating as AtozGo), and Radix businesses and related assets. However, we note your September 15, 2023 news release entitled "Recruiter.com Announces Update on Strategic Transactions," where you refer to the company's acquisition of GoLogiq's fintech assets and indicate that GoLogiq's financial plans and technology assets are disclosed in a public presentation on www.sec.gov. The provided hyperlink is to a presentation that GoLogiq, Inc. included as an exhibit to a Form 8-K filed on September 11,2023. This presentation focuses on the "GoLogiq Ecosystem" consisting of Symplefy, Inc., ParkPlace Playments, Inc, Blocbanc, Inc., Location AI, Inc. and DragonLend. Please disclose in the proxy statement that GoLogiq does not have any binding letters of intent or definitive acquisition agreements with Blocbanc, Inc., Location AI, Inc. or Fram Venture 7 AB (doing business as DragonLend). In addition, disclose that, while GoLogiq and Simplefy, Inc. have entered into a Share Exchange Agreement dated July 10, 2023, the transaction has not closed. Furthermore, the Share Exchange Agreement with Simplefy provides that, if the sale of GoLogiq SPV, LLC to Recruiter.com is consummated prior to the closing date of the Share Exchange Agreement, then GoLogiq, Inc. will assign the Share Exchange Agreement to Recruiter.com. Disclose the material terms of the agreement, including the amount of shares Recruiter.com would be required to issue to Simplefy at closing and upon meeting the earnout targets and that the company would have to provide $1.0 million working capital to Symplefy within 12 months.

Response 6.     The Amendment includes the requested additional disclosure beginning on page 19.  We note that the Sinplefy Share Purchase Agreement is not definitively to be assigned to the Company or included in the GoLogiq assets regardless of whether that transaction is consummated before or after consummation of the GoLogiq Purchase.  The determination of whether to “roll-up” those assets/business operations into the Company will be made by the parties if and when the Simplefy transaction is consummated.

Scott C. Kline, Esq.

Kline Law Group

15615 Alton Parkway, Suite 450,  Irvine, CA 92618

United States Securities and Exchange Commission

December 5, 2023

Background of the GoLogiq Agreement, page 23

Comment 7.  Please expand the disclosure regarding the background of the merger so that shareholders can understand what led to the board's decision to change its business focus, sell off portions of the company's business and spin off the remaining legacy business. Disclose what other alternatives the board considered and why the board chose to acquire GoLogiq SVP, LLC. and engage in the other transactions. Disclose how the parties arrived at the material terms of the GoLogiq agreement, including the amount and type of consideration and post-acquisition management and ownership structure. Discuss how and why the agreement was amended in August 2023.  Also discuss the board's consideration of GoLogiq's Share Purchase Agreement with Simplefy, including the assignment provision to the company under the agreement, as well as GoLogiq's current financial results.

Response 7.     The Amendment includes the requested additional disclosure beginning on page 23.   We note that the Simplefy Share Purchase Agreement was not deemed a material part of the GoLogiq Purchase because, as described herein, that company/assets may not be part of the purchases assets.  The Company, GoLogiq and Simplefy will evaluate whether to roll-up such assets into the Company following consummation of the GoLogiq transaction.

Management Following the Closing of the GoLogiq Purchase, page 33

Comment 8.  Please describe the arrangements pursuant to which Granger Whitelaw is to be appointed Chief Executive Officer and Director and Peter Bordes is to be appointed Director of the company following the closing of the GoLogiq purchase. Refer to Regulation S-K Item 401(a) and (b).

Response 8.     The Amendment includes the requested additional disclosure beginning on page 32.

Comment 9.  Please disclose with more specificity Granger Whitelaw’s business background for the past five years. Refer to Regulation S-K Item 401(e)(1).

Response 9.     The Amendment includes the requested additional disclosure beginning on page 32.

Security Ownership of Certain Beneficial Owners and Management, page 37

Comment 10.  You indicate in footnote (1) to the beneficial ownership table that there is one holder of the Series E Preferred Stock. Please provide the information required by Item 403(a) regarding this person’s beneficial ownership of this class of voting security. In addition, disclose the percentage of voting control held by this holder of the Series E Preferred Stock. To the extent that the voting control of the holder of the Series E Preferred Stock material impacts the voting control of the persons listed in the beneficial ownership table for the company’s common stock, please add a column to the common stock table to reflect each person’s total voting control.

Scott C. Kline, Esq.

Kline Law Group

15615 Alton Parkway, Suite 450,  Irvine, CA 92618

United States Securities and Exchange Commission

December 5, 2023

Response 10. The Amendment includes the requested additional disclosure beginning on page 36.

Principal Stockholders of the Company Following the Closing of the GoLogiq Purchase, page 39

Comment 11. You disclose that the beneficial ownership table assumes 720,545 common shares outstanding following the consummation of the GoLogiq Purchase, including approximately 286,638 common shares immediately issuable to GoLogiq pursuant to the GoLogiq Agreement. Please explain what underlies your assumption of a total of 720,545 common shares outstanding following the consummation of the GoLogiq Purchase in light of the fact that there are currently 1,433,903 common shares outstanding.

Response 11. The Amendment includes the requested disclosure beginning on page 39. We note that there is a error in the referenced DEF14 as there are “a total of 1,720,545 common shares outstanding following the consummation of the GoLogiq Purchase, not “720,545” shares – i.e., there was a missing “1”.

The Job Mobz Sale, page 51

Comment 12. Disclose the material terms of the Job Mobz Series A Preferred Stock to be issued to the company as consideration for the sale of company assets under the Job Mobz Agreement.

Response 12. The Amendment includes the requested disclosure beginning on page 51.

Stockholder Approval of the Authorized Share Increase, page 59

Comment 13. Please discuss that, under the Share Exchange Agreement between GoLogiq and Simplefy, if the sale of GoLogiq SPV, LLC to Recruiter.com is consummated prior to the closing date of the Share Exchange Agreement, then GoLogiq, Inc. will assign the Share Exchange Agreement to Recruiter.com. Disclose the number of shares that you could be required to issue to Simplefy, based upon the current market price of your shares, if the Share Exchange Agreement is assigned to Recruiter.com. Disclose whether the increase in authorized shares is necessary to have enough authorized shares to issue under the Share Exchange Agreement. If so, it appears you should provide information called for by Schedule 14A for the Simplefy acquisition in the proxy statement. Refer to Note A of Schedule 14A and Question 151.02 of Proxy Rules and Schedule 14A/14C Compliance and Disclosure Interpretation.

Scott C. Kline, Esq.

Kline Law Group

15615 Alton Parkway, Suite 450,  Irvine, CA 92618

United States Securities and Exchange Commission

December 5, 2023

Response 13. The Amendment includes the requested additional disclosure on page 19. We note that the Simplefy Share Purchase Agreement is not definitively assignable to the Company in the stated circumstances, and as a result it was not deemed a material part of the GoLogiq Purchase. The Company, GoLogiq and Simplefy will evaluate whether to roll-up such assets into the Company following consummation of the GoLogiq transaction. If Simplefy is included in the GoLogiq assets for the GoLogiq Purchase, it will not change the share consideration paid by the Company. Instead, GoLogiq may elect to augment the asset sold to help insure that one or more of the milestones are met.

GoLogiq, Inc. Financial Statements, page F-105

Comment 14. Please include the audit opinion for the financial statements of GoLogiq, Inc. as of and for the year ended December 31, 2021. Refer to Rule 2-02 of Regulation S-X.

Response 14. The Amendment includes the requested additional disclosure beginning on page 107.

General

Comment 15. Please update the financial statements and related disclosures of the company and GoLogiq, Inc. to comply with Rule 8-08 and Rule 8-04 of Regulation S-X, respectively. Please also update the pro forma information to comply with Rule 11-02 of Regulation S- X.

Response 15. The Amendment includes the requested additional disclosure beginning on page F-92.

If you have further questions or comments, please feel free to contact us.

Very truly yours,

/s/ Scott C. Kline

Scott C. Kline

cc Miles Jennings, CEO

Scott C. Kline, Esq.

Kline Law Group

15615 Alton Parkway, Suite 450,  Irvine, CA 92618